Document and Entity Information	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
Document and Entity Information [Abstract]
Entity Registrant Name	RUBY TUESDAY INC	RUBY TUESDAY INC
Entity Central Index Key	0000068270	0000068270
Current Fiscal Year End Date	--06-05	--06-05
Entity Well-known Seasoned Issuer	No	No
Entity Voluntary Filers	No	No
Entity Current Reporting Status	Yes	Yes
Entity Filer Category	Accelerated Filer	Accelerated Filer
Document Fiscal Year Focus	2013	2012
Document Fiscal Period Focus	Q2	FY
Document Type	8-K	8-K
Amendment Flag	false	false
Document Period End Date	Dec 4, 2012	Jun 5, 2012

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) (USD $) In Thousands, unless otherwise specified	Dec. 04, 2012	Jun. 05, 2012
Current assets:
Cash and cash equivalents	$ 25,594	$ 48,184
Accounts receivable	6,772	4,700
Inventories:
Merchandise	30,096	19,918
China, silver and supplies	9,249	9,112
Income tax receivable	1,822	837
Deferred income taxes	30,074	27,134
Prepaid rent and other expenses	12,815	13,670
Assets held for sale	4,178	4,713
Total current assets	120,600	128,268
Property and equipment, net	910,898	966,605
Goodwill	9,022	7,989
Other assets	68,620	70,675
Total assets	1,109,140	1,173,537
Current liabilities:
Accounts payable	28,641	34,948
Accrued liabilities:
Taxes, other than income and payroll	12,049	14,475
Payroll and related costs	30,853	32,546
Insurance	7,702	7,433
Deferred revenue - gift cards	13,502	8,758
Rent and other	20,700	21,610
Current maturities of long-term debt, including capital leases	9,988	12,454
Total current liabilities	123,435	132,224
Long-term debt and capital leases, net of current maturities	298,709	314,209
Deferred income taxes	19,858	37,567
Deferred escalating minimum rent	46,465	45,259
Other deferred liabilities	74,752	68,054
Total liabilities	563,219	597,313
Commitments and contingencies (Note L)
Shareholders' equity:
Common stock, $0.01 par value; (authorized: 100,000 shares; issued: 62,095 shares at 12/04/12; 64,038 shares at 6/05/12)	621	640
Capital in excess of par value	72,281	90,856
Retained earnings	486,516	498,985
Deferred compensation liability payable in Company stock	1,063	1,008
Company stock held by Deferred Compensation Plan	(1,063)	(1,008)
Accumulated other comprehensive loss	(13,497)	(14,257)
Total shareholders' equity	545,921	576,224
Total liabilities & shareholders' equity	$ 1,109,140	$ 1,173,537

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Dec. 04, 2012	Jun. 05, 2012	May 31, 2011
Shareholders' equity:
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01	$ 0.01
Common stock, authorized (in shares)	100,000	100,000	100,000
Common stock, issued (in shares)	62,095	64,038	65,098

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE (LOSS)/INCOME (UNAUDITED) (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended		6 Months Ended
	Dec. 04, 2012	Nov. 29, 2011	Dec. 04, 2012	Nov. 29, 2011
Revenue:
Restaurant sales and operating revenue	$ 302,753	$ 306,155	$ 634,018	$ 635,009
Franchise revenue	1,480	1,250	3,136	2,741
Total revenue	304,233	307,405	637,154	637,750
Operating costs and expenses:
Cost of merchandise	84,297	91,562	173,822	189,137
Payroll and related costs	102,788	105,814	212,022	216,675
Other restaurant operating costs	66,996	64,801	134,152	133,538
Depreciation	15,120	16,414	30,512	32,700
Selling, general and administrative	38,958	25,410	82,387	53,797
Closures and impairments	18,251	653	19,375	1,098
Interest expense, net	7,181	4,498	13,971	8,895
Gain on extinguishment of debt	(571)	0	(571)	0
Total operating and costs and expenses	333,020	309,152	665,670	635,840
(Loss)/income before income taxes	(28,787)	(1,747)	(28,516)	1,910
(Benefit)/provision for income taxes	(13,719)	254	(16,047)	818
Net (loss)/income	(15,068)	(2,001)	(12,469)	1,092
Other comprehensive income:
Pension liability reclassification, net of tax	380	308	761	616
Total comprehensive (loss)/income	$ (14,688)	$ (1,693)	$ (11,708)	$ 1,708
(Loss)/earnings per share:
Basic (in dollars per share)	$ (0.24)	$ (0.03)	$ (0.2)	$ 0.02
Diluted (in dollars per share)	$ (0.24)	$ (0.03)	$ (0.2)	$ 0.02
Weighted average shares:
Basic (in shares)	62,005	62,598	62,409	63,177
Diluted (in shares)	62,005	62,598	62,409	63,729
Cash dividends declared per share (in dollars per share)	$ 0	$ 0	$ 0	$ 0

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (USD $) In Thousands, unless otherwise specified	6 Months Ended		12 Months Ended
	Dec. 04, 2012	Nov. 29, 2011	Jun. 05, 2012	Jun. 05, 2012	May 31, 2011	Jun. 01, 2010
Operating activities:
Net (loss)/income	$ (12,469)	$ 1,092	$ (188)	$ (188)	$ 46,878	$ 45,344
Adjustments to reconcile net (loss)/income to net cash provided by operating activities:
Depreciation	30,512	32,700	65,297	65,297	62,878	63,767
Amortization of intangibles	1,691	1,036		2,314	1,477	652
Deferred income taxes	(21,407)	(211)		(20,207)	(1,486)	19,516
Loss on impairments, including disposition of assets	18,756	1,028		13,772	6,916	3,059
Share-based compensation expense	1,609	3,528		5,914	7,863	7,266
Excess tax benefits from share-based compensation	(11)	(24)		(36)	(599)
Amortization of deferred gain on sale leaseback transactions	(331)	0		(78)
Other	490	305		1,476	708	1,941
Changes in operating assets and liabilities:
Receivables	(2,071)	(1,292)		1,296	265	(2,748)
Inventories	(10,315)	(3,929)		5,524	(2,453)	(7,788)
Income taxes	(985)	(601)		2,240	(4,126)	9,681
Prepaid and other assets	91	2,699		(799)	(1,013)	(2,281)
Accounts payable, accrued and other liabilities	(4,951)	654		18,173	4,516	(203)
Net cash provided by operating activities	609	36,985	112,251	112,251	116,292	140,264
Investing activities:
Purchases of property and equipment	(18,505)	(20,664)	(37,966)	(37,966)	(26,684)	(17,672)
Proceeds from sale-leaseback transactions, net	30,408	0	21,150	21,150
Proceeds from disposal of assets	2,085	1,527	5,994	5,994	6,741	5,479
Insurance proceeds from property claims	0	1,548		1,548
Reductions/(increases) in Deferred Compensation Plan assets	498	(76)		244	535	694
Other, net	(372)	(217)		(641)	(827)	2,060
Net cash provided/(used) by investing activities	14,114	(17,882)	(33,755)	(33,755)	(24,492)	(9,439)
Financing activities:
Net proceeds from revolving credit facility	0	5,000	(177,000)	(177,000)	(67,900)	(115,300)
Principal payments on long-term debt	(17,485)	(6,645)	(85,557)	(85,557)	(23,437)	(88,841)
Stock repurchases	(20,012)	(18,441)	(18,441)	(18,441)
Proceeds from exercise of stock options	173	123	355	355	1,903
Excess tax benefits from share-based compensation	11	24	36	36	599
Net cash provided/(used) by financing activities	(37,313)	(19,939)	(40,034)	(40,034)	(91,647)	(131,016)
(Decrease)/increase in cash and cash equivalents	(22,590)	(836)	38,462	38,462	153	(191)
Cash and cash equivalents:
Beginning of year	48,184	9,722		9,722	9,569	9,760
End of year	25,594	8,886	48,184	48,184	9,722	9,569
Cash paid for:
Interest, net of amount capitalized	12,806	8,640		21,505	12,442	18,944
Income taxes, net	3,517	1,151		3,053	8,924	(14,100)
Significant non-cash investing and financing activities:
Retirement of fully depreciated assets	38,490	5,168		32,137	15,830	27,491
Reclassification of properties to assets held for sale	$ 763	$ 2,705		$ 8,806	$ 3,405	$ (8,175)

Consolidated Statements of Operations (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended									6 Months Ended		12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012	Feb. 28, 2012	Nov. 29, 2011	Aug. 30, 2011	May 31, 2011	Mar. 01, 2011	Nov. 30, 2010	Aug. 31, 2010	Dec. 04, 2012	Nov. 29, 2011	Jun. 05, 2012	Jun. 05, 2012	May 31, 2011	Jun. 01, 2010
Revenue:
Restaurant sales and operating revenue	$ 302,753			$ 306,155						$ 634,018	$ 635,009	$ 1,320,040	$ 1,320,040	$ 1,258,015	$ 1,188,043
Franchise revenue	1,480			1,250						3,136	2,741	5,738	5,738	7,147	6,753
Total revenue	304,233	363,203	324,825	307,405	330,345	352,962	319,063	290,451	302,686	637,154	637,750	1,325,778	1,325,778	1,265,162	1,194,796
Operating costs and expenses:
Cost of merchandise	84,297			91,562						173,822	189,137	380,520	380,520	365,653	344,462
Payroll and related costs	102,788			105,814						212,022	216,675	447,395	447,395	415,200	389,111
Other restaurant operating costs	66,996			64,801						134,152	133,538	266,647	266,647	255,364	240,402
Depreciation	15,120			16,414						30,512	32,700	65,297	65,297	62,878	63,767
Selling, general and administrative	38,958			25,410						82,387	53,797	121,961	121,961	93,114	78,118
Closures and impairments	18,251			653						19,375	1,098	18,665	18,665	6,249	3,776
Goodwill impairment		16,919										16,919	16,919
Equity in losses/(earnings) of unconsolidated franchises	0			0						0	0	0		574	328
Interest expense, net	7,181			4,498						13,971	8,895	23,312	23,312	13,508	17,074
Total operating and costs and expenses	333,020			309,152						665,670	635,840	1,340,716	1,340,716	1,212,540	1,137,038
(Loss)/income before income taxes	(28,787)	(18,080)	1,232	(1,747)	3,657	15,732	15,545	5,268	16,077	(28,516)	1,910	(14,938)	(14,938)	52,622	57,758
(Benefit)/provision for income taxes	(13,719)	(12,264)	(3,304)	254	564	1,816	(455)	703	3,680	(16,047)	818	(14,750)	(14,750)	5,744	12,414
Net (loss)/income	$ (15,068)	$ (5,816)	$ 4,536	$ (2,001)	$ 3,093	$ 13,916	$ 16,000	$ 4,565	$ 12,397	$ (12,469)	$ 1,092	$ (188)	$ (188)	$ 46,878	$ 45,344
(Loss)/earnings per share:
Basic (in dollars per share)	$ (0.24)	$ (0.09)	$ 0.07	$ (0.03)	$ 0.05	$ 0.22	$ 0.25	$ 0.07	$ 0.19	$ (0.2)	$ 0.02		$ 0	$ 0.73	$ 0.74
Diluted (in dollars per share)	$ (0.24)	$ (0.09)	$ 0.07	$ (0.03)	$ 0.05	$ 0.21	$ 0.25	$ 0.07	$ 0.19	$ (0.2)	$ 0.02		$ 0	$ 0.72	$ 0.73
Weighted average shares:
Basic (in shares)	62,005			62,598						62,409	63,177		62,916	64,029	61,533
Diluted (in shares)	62,005			62,598						62,409	63,729		62,916	64,948	61,870

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Jun. 05, 2012	May 31, 2011
Current assets:
Cash and short-term investments	$ 48,184	$ 9,722
Accounts and notes receivable	4,700	7,531
Inventories:
Merchandise	19,918	25,627
China, silver and supplies	9,112	8,843
Income tax receivable	837	3,077
Deferred income taxes	27,134	14,429
Prepaid rent and other expenses	13,670	12,797
Assets held for sale	4,713	1,340
Total current assets	128,268	83,366
Property and equipment, net	966,605	1,031,151
Goodwill	7,989	15,571
Other assets, net	70,675	56,938
Total assets	1,173,537	1,187,026
Current liabilities:
Accounts payable	34,948	29,807
Accrued liabilities:
Taxes, other than income and payroll	14,475	13,695
Payroll and related costs	32,546	27,559
Insurance	7,433	6,581
Deferred revenue - gift cards	8,758	8,731
Rent and other	21,610	17,861
Current maturities of long-term debt, including capital leases	12,454	15,090
Total current liabilities	132,224	119,324
Long-term debt and capital leases, net of current maturities	314,209	329,184
Deferred income taxes	37,567	42,923
Deferred escalating minimum rent	45,259	44,291
Other deferred liabilities	68,054	59,591
Total liabilities	597,313	595,313
Commitments and contingencies (Note 12)
Shareholders' equity:
Common stock, $0.01 par value; (authorized: 100,000 shares; issued: 2012 - 64,038 shares, 2011 - 65,098 shares)	640	651
Capital in excess of par value	90,856	104,941
Retained earnings	498,985	499,173
Deferred compensation liability payable in Company stock	1,008	1,556
Company stock held by Deferred Compensation Plan	(1,008)	(1,556)
Accumulated other comprehensive loss	(14,257)	(13,052)
Total shareholders' equity	576,224	591,713
Total liabilities & shareholders' equity	$ 1,173,537	$ 1,187,026

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Dec. 04, 2012	Jun. 05, 2012	May 31, 2011
Shareholders' equity:
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01	$ 0.01
Common stock, authorized (in shares)	100,000	100,000	100,000
Common stock, issued (in shares)	62,095	64,038	65,098

Consolidated Statements of Shareholders' Equity and Comprehensive (Loss)/Income (USD $) In Thousands, except Share data, unless otherwise specified	Common Stock Issued [Member]	Capital In Excess of Par Value [Member]	Retained Earnings [Member]	Deferred Compensation Liability [Member]	Common Stock Held by the Deferred Compensation Plan [Member]	Accumulated Other Comprehensive Loss [Member]	Total
Balance at Jun. 02, 2009	$ 528	$ 20,804	$ 406,951	$ 2,200	$ (2,200)	$ (11,917)	$ 416,366
Balance (in shares) at Jun. 02, 2009	52,806,000
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net (loss)/income			45,344				45,344
Pension and post-retirement benefit plans, net of taxes						(1,260)	(1,260)
Comprehensive income/loss							44,084
Common stock offering	115	73,010					73,125
Common stock offering (in shares)	11,500,000						11,500,000
Shares issued pursuant to compensation plans, net of cancellations	2	(2)					0
Shares issued pursuant to compensation plans, net of cancellations (in shares)	186,000
Share-based compensation, net of taxes		4,525					4,525
Changes in Deferred Compensation Plan				(164)	164		0
Balance at Jun. 01, 2010	645	98,337	452,295	2,036	(2,036)	(13,177)	538,100
Balance (in shares) at Jun. 01, 2010	64,492,000
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net (loss)/income							46,878
Pension and post-retirement benefit plans, net of taxes						125	125
Comprehensive income/loss							47,003
Shares issued pursuant to compensation plans, net of cancellations	6	1,897					1,903
Shares issued pursuant to compensation plans, net of cancellations (in shares)	606,000
Share-based compensation, net of taxes		4,707					4,707
Changes in Deferred Compensation Plan				(480)	480		0
Balance at May. 31, 2011	651	104,941	499,173	1,556	(1,556)	(13,052)	591,713
Balance (in shares) at May. 31, 2011	65,098,000
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net (loss)/income			(188)				(188)
Pension and post-retirement benefit plans, net of taxes						(1,205)	(1,205)
Comprehensive income/loss							(1,393)
Shares issued pursuant to compensation plans, net of cancellations	9	346					355
Shares issued pursuant to compensation plans, net of cancellations (in shares)	940,000
Share-based compensation, net of taxes		3,990					3,990
Stock repurchases	(20)	(18,421)					(18,441)
Stock repurchases (in shares)	(2,000,000)
Changes in Deferred Compensation Plan				(548)	548		0
Balance at Jun. 05, 2012	$ 640	$ 90,856	$ 498,985	$ 1,008	$ (1,008)	$ (14,257)	$ 576,224
Balance (in shares) at Jun. 05, 2012	64,038,000

Consolidated Statements of Shareholders' Equity and Comprehensive (Loss)/Income (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Jun. 05, 2012	May 31, 2011	Jun. 01, 2010
Consolidated Statements of Shareholders' Equity and Comprehensive Income/(Loss) [Abstract]
Pension and post-retirement benefit plans, taxes	$ 793	$ 82	$ 829
Share-based compensation, tax	$ 1,924	$ 3,156	$ 2,741

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Jun. 05, 2012	May 31, 2011	Jun. 01, 2010
Operating activities:
Net (loss)/income	$ (188)	$ 46,878	$ 45,344
Adjustments to reconcile net (loss)/income to net cash provided by operating activities:
Depreciation	65,297	62,878	63,767
Amortization of intangibles	2,314	1,477	652
Provision for bad debts	20	570	1,730
Deferred income taxes	(20,207)	(1,486)	19,516
Loss on impairments, including disposition of assets	13,772	6,916	3,059
Goodwill impairment	16,919
Equity in losses/(earnings) of unconsolidated franchises		574	328
Share-based compensation expense	5,914	7,863	7,266
Excess tax benefits from share-based compensation	(36)	(599)
Amortization of deferred gain on sale leaseback transactions	(78)
Loss/(gain) on acquisitions, including settlement losses	614	(6,676)
Other	1,476	708	1,941
Changes in operating assets and liabilities:
Receivables	1,296	265	(2,748)
Inventories	5,524	(2,453)	(7,788)
Income taxes	2,240	(4,126)	9,681
Prepaid and other assets	(799)	(1,013)	(2,281)
Accounts payable, accrued and other liabilities	18,173	4,516	(203)
Net cash provided by operating activities	112,251	116,292	140,264
Investing activities:
Purchases of property and equipment	(37,966)	(26,684)	(17,672)
Acquisition of franchise and other entities	(24,084)	(4,257)
Proceeds from sale-leaseback transactions	21,150
Proceeds from disposal of assets	5,994	6,741	5,479
Insurance proceeds from property claims	1,548
Reductions in Deferred Compensation Plan assets	244	535	694
Other, net	(641)	(827)	2,060
Net cash provided/(used) by investing activities	(33,755)	(24,492)	(9,439)
Financing activities:
Proceeds from issuance of senior unsecured notes	246,340
Net payments on revolving credit facility	(177,000)	(67,900)	(115,300)
Principal payments on long-term debt	(85,557)	(23,437)	(88,841)
Stock repurchases	(18,441)
Payments for debt issuance costs	(5,767)	(2,812)
Proceeds from issuance of stock, net of fees			73,125
Proceeds from exercise of stock options	355	1,903
Excess tax benefits from share-based compensation	36	599
Net cash provided/(used) by financing activities	(40,034)	(91,647)	(131,016)
(Decrease)/increase in cash and cash equivalents	38,462	153	(191)
Cash and short-term investments:
Beginning of year	9,722	9,569	9,760
End of year	48,184	9,722	9,569
Cash paid/(received) for:
Interest, net of amount capitalized	21,505	12,442	18,944
Income taxes, net	3,053	8,924	(14,100)
Significant non-cash investing and financing activities-
Retirement of fully depreciated assets	32,137	15,830	27,491
Reclassification of properties to/(from) assets held for sale or receivables	8,806	3,405	(8,175)
Assumption of debt and capital leases related to franchise partnership acquisitions		147,005
Liability for claim settlements and insurance receivables	$ (280)	$ (2,332)	$ 2,607

BASIS OF PRESENTATION	6 Months Ended
Dec. 04, 2012
BASIS OF PRESENTATION [Abstract]
BASIS OF PRESENTATION
NOTE A – BASIS OF PRESENTATION

Ruby Tuesday, Inc., including its wholly-owned subsidiaries ("RTI," the "Company," "we," and/or "our"), owns and operates Ruby Tuesday®, Lime Fresh Mexican Grill® ("Lime Fresh"), Marlin & Ray's™, and Wok Hay® casual dining restaurants. We also operate Truffles® restaurants pursuant to a license agreement and franchise the Ruby Tuesday, Lime Fresh, and Wok Hay concepts in selected domestic and international markets. The accompanying unaudited condensed consolidated financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). Accordingly, they do not include all of the information and footnotes required by U.S. generally accepted accounting principles ("GAAP") for complete financial statements. In the opinion of management, all adjustments (consisting only of normal recurring entries) considered necessary for a fair presentation have been included. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. Operating results for the 13- and 26-week periods ended December 4, 2012 are not necessarily indicative of results that may be expected for the 52-week year ending June 4, 2013.

The condensed consolidated balance sheet at June 5, 2012 has been derived from the audited consolidated financial statements at that date but does not include all of the information and footnotes required by GAAP for complete financial statements.

For further information, refer to the consolidated financial statements and footnotes thereto included in RTI's Annual Report on Form 10-K for the fiscal year ended June 5, 2012.

Immaterial Reclassifications and Corrections of Prior Period Condensed Consolidated Statement of Operations and Comprehensive (Loss)/Income

As shown in the tables below, we made the following reclassifications and/or corrections to our Condensed Consolidated Statement of Operations and Comprehensive (Loss)/Income for the 13 and 26 weeks ended November 29, 2011 (in thousands):

•	reclassified certain non-restaurant related sales from Restaurant sales and operating revenue to Selling, general, and administrative, net;
•
reclassified and/or corrected certain employee fringe benefit and payroll tax expenses for corporate employees and field executives from Payroll and related costs, which is intended to capture payroll and related expenses for restaurant level employees, to Selling, general and administrative, net. Salaries and wages for these employees were already captured within the Selling, general and administrative, net caption;

•	reclassified certain expenses not directly related to restaurant operations from Other restaurant operating costs to Selling, general and administrative, net; and
•	corrected amortization expense of debt issuance costs and fees relating to our revolving credit facility from Other restaurant operating costs to Interest expense, net.

	As presented - Thirteen weeks ended November 29, 2011	Reclassifications and Corrections	As adjusted - Thirteen weeks ended November 29, 2011
Restaurant sales and operating revenue	$ 306,203	$ (48)	$ 306,155
Payroll and related costs	107,777	(1,963)	105,814
Other restaurant operating costs	65,429	(628)	64,801
Selling, general and administrative, net	23,386	2,024	25,410
Interest expense, net	3,979	519	4,498
Loss before income taxes	(1,747)	0	(1,747)

	As presented - Twenty-six weeks ended November 29, 2011	Reclassifications and Corrections	As adjusted - Twenty-six weeks ended November 29, 2011
Restaurant sales and operating revenue	$ 635,057	$ (48)	$ 635,009
Payroll and related costs	220,764	(4,089)	216,675
Other restaurant operating costs	134,084	(546)	133,538
Selling, general and administrative, net	50,162	3,635	53,797
Interest expense, net	7,943	952	8,895
Income before income taxes	1,910	0	1,910

We made these reclassifications and corrections as we believe that reporting these amounts as shown above will more accurately reflect the nature of the expenses in our Condensed Consolidated Statements of Operations and Comprehensive (Loss)/Income and are necessary to conform to the current period presentation and GAAP. We have determined the reclassifications and corrections made to the prior period Condensed Consolidated Statement of Operations and Comprehensive (Loss)/Income in previous filings to be immaterial.

(LOSS)/EARNINGS PER SHARE AND STOCK REPURCHASES	6 Months Ended
Dec. 04, 2012
(LOSS)/EARNINGS PER SHARE AND STOCK REPURCHASES [Abstract]
(LOSS)/EARNINGS PER SHARE AND STOCK REPURCHASES
NOTE B – (LOSS)/EARNINGS PER SHARE AND STOCK REPURCHASES

Basic (loss)/earnings per share is computed by dividing net (loss)/income by the weighted average number of common shares outstanding during each period presented. Diluted (loss)/earnings per share gives effect to stock options and restricted stock outstanding during the applicable periods, if dilutive. The following table reflects the calculation of weighted-average common and dilutive potential common shares outstanding as presented in the accompanying Condensed Consolidated Statements of Operations and Comprehensive (Loss)/Income (in thousands, except per-share data):

	Thirteen weeks ended		Twenty-six weeks ended
	December 4, 2012	November 29, 2011	December 4, 2012	November 29, 2011
Net (loss)/income	$(15,068)	$(2,001)	$(12,469)	$1,092

Weighted-average common
shares outstanding	62,005	62,598	62,409	63,177
Dilutive effect of stock
options and restricted stock	–	–	–	552
Weighted average common
and dilutive potential
common shares outstanding	62,005	62,598	62,409	63,729
Basic (loss)/earnings per share	$(0.24)	$(0.03)	$(0.20)	$0.02
Diluted (loss)/earnings per share	$(0.24)	$(0.03)	$(0.20)	$0.02

Stock options with an exercise price greater than the average market price of our common stock and certain options with unrecognized compensation expense do not impact the computation of diluted (loss)/earnings per share because the effect would be anti-dilutive. The following table summarizes stock options and restricted shares that did not impact the computation of diluted (loss)/earnings per share because their inclusion would have had an anti-dilutive effect (in thousands):

	Thirteen weeks ended				Twenty-six weeks ended
	December 4, 2012		November 29, 2011		December 4, 2012		November 29, 2011
Stock options	3,371	*	3,404	*	3,002	*	2,074
Restricted shares	1,647	*	1,143	*	1,376	*	899
Total	5,018		4,547		4,378		2,973
* Due to a net loss for the 13 weeks ended December 4, 2012 and November 29, 2011 as well as for the 26 weeks ended December 4, 2012, all then outstanding share-based awards were excluded from the computation of diluted loss per share.

During the first 26 weeks of fiscal 2013, we repurchased 2.8 million shares of our common stock at a cost of $20.0 million. As of December 4, 2012, the total number of remaining shares authorized by our Board of Directors to be repurchased was 3.1 million. All shares repurchased during the 26 week period were cancelled as of December 4, 2012.

FRANCHISE PROGRAMS	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
FRANCHISE PROGRAMS [Abstract]
FRANCHISE PROGRAMS
NOTE C – FRANCHISE PROGRAMS

As of December 4, 2012, our domestic and international franchisees collectively operated 77 Ruby Tuesday restaurants and five Lime Fresh restaurants. We do not own any equity interest in our franchisees.

Under the terms of the franchise operating agreements, we charge a royalty fee (generally 4.0% of monthly sales) and require all domestic franchisees to contribute a percentage, currently 2.25%, of monthly gross sales to a national advertising fund formed to cover their pro rata portion of the production and airing costs associated with our national advertising campaign. Under the terms of those agreements, we can charge up to 3.0% of monthly gross sales for this national advertising fund.

Advertising amounts received from domestic franchisees are considered by RTI to be reimbursements, recorded on an accrual basis as earned, and have been netted against selling, general and administrative expenses in the Condensed Consolidated Statements of Operations and Comprehensive (Loss)/Income.

In addition to the royalty and advertising fees discussed above, our franchise agreements allow us to charge up to a 1.5% support service fee and a 1.5% marketing and purchasing fee. For the 13 and 26 weeks ended December 4, 2012 and November 29, 2011, we recorded $0.1 million and $0.4 million, respectively in fiscal 2013, and $0.3 million and $0.6 million, respectively in fiscal 2012, in support service and marketing and purchasing fees, which were an offset to Selling, general and administrative, net in our Condensed Consolidated Statements of Operations and Comprehensive (Loss)/Income.

2. Franchise Programs

As of June 5, 2012, our franchise programs included arrangements with 29 traditional domestic and international Ruby Tuesday concept franchisees and three traditional domestic Lime Fresh franchisees. At the end of fiscal 2012, our franchisees collectively operated 79 Ruby Tuesday and four Lime Fresh restaurants. We do not own any equity interest in our traditional franchisees. As discussed further in Notes 3 and 12 to the Consolidated Financial Statements, during fiscal 2011 we acquired the remaining 99% and 50% membership interests of 11 franchise partnerships and acquired an additional Ruby Tuesday restaurant from a twelfth franchise partnership.

We enter into development agreements with our franchisees that require them to open varying numbers of Ruby Tuesday or Lime Fresh restaurants. As of June 5, 2012, 10 of our 29 Ruby Tuesday concept traditional franchisees had agreements to develop new franchised Ruby Tuesday restaurants. One of our three Lime Fresh concept franchisees had an agreement to develop new Lime Fresh restaurants as of June 5, 2012. During fiscal 2012, 2011, and 2010, our Ruby Tuesday franchisees opened six, eight, and six, respectively, pursuant to development agreements, as follows:

	Ruby Tuesday				Lime Fresh
Fiscal Year	Franchise Partnerships	Other Domestic	International	Total
2012	-	2	4	6	4*
2011	1	4	3**	8
2010	-	2	4	6

*As discussed further in Note 3 to the Consolidated Financial Statements, on April 11, 2012 we acquired the royalty stream from four open, and one not yet open, Lime Fresh franchise restaurants.
** Includes one Wok Hay opening.

In conjunction with these openings, we recognized development and licensing fee income totaling $0.2 million, $0.4 million, and $0.1 million in fiscal 2012, 2011, and 2010, respectively.

Deferred development and licensing fees associated with all franchisees totaled $0.8 million at both June 5, 2012 and May 31, 2011. We will recognize these fees as income when we have substantially performed all material services and the restaurant has opened for business.

As part of the franchise partnership program, we sponsored and served as partial guarantor for certain credit facilities to assist franchise partnerships with new restaurant development, working capital, and operational cash flow requirements. During fiscal 2011, we recorded an expense of $6.7 million associated with the payment of guarantees to lenders for certain debt for two of our franchise partnerships, both of which have closed or sold their restaurants during the prior year. See Note 12 to the Consolidated Financial Statements for more information on these guarantee payments.

ACCOUNTS RECEIVABLE	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
Accounts and Notes Receivable [Abstract]
ACCOUNTS RECEIVABLE
NOTE D – ACCOUNTS RECEIVABLE

Accounts receivable – current consist of the following (in thousands):

	December 4, 2012	June 5, 2012

Rebates receivable	$832	$923
Amounts due from franchisees	770	770
Other receivables	5,170	3,007
	$6,772	$4,700

We negotiate purchase arrangements, including price terms, with designated and approved suppliers on behalf of us and our franchise system. We receive various volume discounts and rebates based on purchases for our Company-owned restaurants from numerous suppliers.

Amounts due from franchisees consist of royalties, license and other miscellaneous fees, a substantial portion of which represents current and recently-invoiced billings. Also included in this amount is the current portion of the straight-lined rent receivable from franchise sublessees.

As of December 4, 2012 and June 5, 2012, Other receivables consisted primarily of amounts due for third-party gift card sales ($2.2 million and $1.3 million, respectively), a receivable due from a third-party maintenance provider in connection with a contract settlement ($1.4 million as of December 4, 2012 only), and amounts due from our distributor ($1.1 million and $0.9 million, respectively).

On June 20, 2012, RT Midwest Holdings, LLC, RT Chicago Franchise, LLC, RT Midwest Real Estate, LLC, and RT Northern Illinois Franchise, LLC (collectively "RT Midwest"), filed for Chapter 11 protection in the United States Bankruptcy Court for the District of Minnesota. RT Midwest is a franchisee which operated 13 restaurants and had indebtedness of $2.3 million owed to RTI at the time of the Chapter 11 filing. During the fourth quarter of fiscal 2012, we wrote off the $2.3 million in franchise fee receivables due from RT Midwest and the associated unearned franchise fees in anticipation of the Chapter 11 filing. See Note H to the Condensed Consolidated Financial Statements for a discussion of closed restaurant lease reserve charges recorded during the first quarter of fiscal 2013 in connection with a subleased restaurant that RT Midwest closed during that quarter.

4. Accounts and Notes Receivable

Accounts and notes receivable - current consist of the following (in thousands):

	2012	2011

Rebates receivable	$923	$1,055
Amounts due from franchisees	770	2,506
Other receivables	3,007	3,970
	$4,700	$7,531

We negotiate purchase arrangements, including price terms, with designated and approved suppliers on behalf of us and our franchise system. We receive various volume discounts and rebates based on purchases for our Company-owned restaurants from numerous suppliers.

Amounts due from franchisees consist of royalties, license, and other miscellaneous fees, a substantial portion of which represents current and recently-invoiced billings. Also included in this amount is the current portion of the straight-lined rent receivable from franchise sublessees.

We defer recognition of franchise fee revenue for any franchise with negative cash flows at times when the negative cash flows were deemed to be anything other than temporary and the franchise has borrowed directly from us. We also do not recognize franchise fee revenue from franchises with fees in excess of 60 days past due. Accordingly, we have deferred recognition of a portion of franchise revenue from certain franchisees. Unearned income for franchise fees was insignificant and $1.2 million as of June 5, 2012 and May 31, 2011, respectively, which is included in Other deferred liabilities and/or Accrued liabilities - Rent and other in the Consolidated Balance Sheets. The decrease in unearned income is primarily attributable to the write-off of unearned fees associated with a traditional domestic franchisee that filed bankruptcy in June 2012. See Note 15 to the Consolidated Financial Statements for further discussion about the bankruptcy of this traditional franchisee.

As of June 5, 2012 and May 31, 2011, Other receivables consisted primarily of amounts due for third-party gift card sales ($1.3 million for both periods), amounts due from our distributor ($0.9 million and $0.7 million, respectively), and amounts due relating to insurance claims (negligible and $1.2 million, respectively).

INVENTORIES	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
INVENTORIES [Abstract]
INVENTORIES
NOTE E – INVENTORIES

Our merchandise inventory was $30.1 million and $19.9 million as of December 4, 2012 and June 5, 2012, respectively. In order to ensure adequate supply and competitive pricing, we purchase lobster and crab in advance of our needs and store it in third-party facilities prior to our distributor taking possession of the inventory. The increase in merchandise inventory from the end of the prior fiscal year is due primarily to advance purchases of lobster and crab in part to ensure adequate supply.

5. Inventories

Our merchandise inventory was $19.9 million and $25.6 million as of June 5, 2012 and May 31, 2011, respectively. In order to ensure adequate supply and competitive pricing, in fiscal 2010 we began purchasing lobster in advance of our needs and storing it in third-party facilities prior to our distributor taking possession of the inventory. Once the lobster is moved to our distributor's facilities, we transfer ownership to the distributor. We later reacquire the inventory from our distributor upon its subsequent delivery to our restaurants. Lobster purchases are included within merchandise inventory in our Consolidated Balance Sheets. The decrease in our merchandise inventory in fiscal 2012 is due primarily to reductions in the level of lobster inventory on hand at June 5, 2012 as a result of managing our levels down based on better forecasting of our lobster needs since the prior year.

PROPERTY, EQUIPMENT, ASSETS HELD FOR SALE, OPERATING LEASES, AND SALE-LEASEBACK TRANSACTIONS	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
PROPERTY, EQUIPMENT, ASSETS HELD FOR SALE, OPERATING LEASES, AND SALE-LEASEBACK TRANSACTIONS [Abstract]
PROPERTY, EQUIPMENT, ASSETS HELD FOR SALE, OPERATING LEASES, AND SALE-LEASEBACK TRANSACTIONS
NOTE F – PROPERTY, EQUIPMENT, ASSETS HELD FOR SALE, OPERATING LEASES, AND SALE-LEASEBACK TRANSACTIONS

Property and equipment, net, is comprised of the following (in thousands):

	December 4, 2012	June 5, 2012
Land	$235,522	$244,498
Buildings	468,474	494,537
Improvements	408,436	421,143
Restaurant equipment	255,228	276,576
Other equipment	90,916	95,400
Construction in progress and other*	28,906	26,473
	1,487,482	1,558,627
Less accumulated depreciation	576,584	592,022
	$910,898	$966,605

* Included in Construction in progress and other as of December 4, 2012 and June 5, 2012 are $19.1 million and $21.8 million, respectively, of assets held for sale that are not classified as such in the Condensed Consolidated Balance Sheets as we do not expect to sell these assets within the next 12 months. These assets primarily consist of parcels of land upon which we have no intention to build restaurants.

Included within the current assets section of our Condensed Consolidated Balance Sheets at December 4, 2012 and June 5, 2012 are amounts classified as held for sale totaling $4.2 million and $4.7 million, respectively. Assets held for sale primarily consist of parcels of land upon which we have no intention to build restaurants, land and buildings of closed restaurants, and various liquor licenses. During the 13 and 26 weeks ended December 4, 2012, we sold surplus properties with carrying values of $1.6 million at net gains of $0.5 million for both periods. Cash proceeds, net of broker fees, from these sales during the 13 and 26 weeks ended December 4, 2012 totaled $2.1 million for both periods. During the 13 and 26 weeks ended November 29, 2011, we sold surplus properties with carrying values of $1.5 million for both periods, at net gains that were negligible and $0.1 million, respectively. Cash proceeds, net of broker fees, from these sales during the 13 and 26 weeks ended November 29, 2011 totaled $1.5 million for both periods.

Approximately 55% of our 742 restaurants are located on leased properties. Of these, approximately 66% are land leases only; the other 34% are for both land and building. The initial terms of these leases expire at various dates over the next 24 years. These leases may also contain required increases in minimum rent at varying times during the lease term and have options to extend the terms of the leases at a rate that is included in the original lease agreement. Most of our leases require the payment of additional (contingent) rent that is based upon a percentage of restaurant sales above agreed upon sales levels for the year. These sales levels vary for each restaurant and are established in the lease agreements. We recognize contingent rental expense (in annual as well as interim periods) prior to the achievement of the specified target that triggers the contingent rental expense, provided that achievement of that target is considered probable.

During the 13 and 26 weeks ended December 4, 2012, we completed sale-leaseback transactions of the land and building for five and 14 Company-owned Ruby Tuesday concept restaurants, respectively, for gross cash proceeds of $11.7 million and $32.0 million, respectively, exclusive of transaction costs of approximately $0.6 million and $1.6 million, respectively. Equipment was not included. The carrying value of the properties sold was $8.4 million and $22.7 million, respectively. The leases have been classified as operating leases and have initial terms of 15 years, with fair market value-based renewal options of up to 20 years. Net proceeds from the sale-leaseback transactions were used for general corporate purposes, including the repurchase of shares of our common stock, and debt payments.

We realized gains on these transactions during the 13 and 26 weeks ended December 4, 2012 of $2.7 million and $7.7 million, respectively, which have been deferred and are being recognized on a straight-line basis over the lease term. The current portion of the deferred gains on all sale-leaseback transactions to date was $0.8 million and $0.3 million as of December 4, 2012 and June 5, 2012, respectively, and is included in Accrued liabilities – Rent and other in our Condensed Consolidated Balance Sheets. The long-term portion of the deferred gains on all sale-leaseback transactions to date was $11.1 million and $4.2 million as of December 4, 2012 and June 5, 2012, respectively, and is included in Other deferred liabilities in our Condensed Consolidated Balance Sheets. Amortization of the deferred gains of $0.2 million and $0.3 million is included within Other restaurant operating costs in our Condensed Consolidated Statement of Operations and Comprehensive (Loss)/Income for the 13 and 26 weeks ended December 4, 2012, respectively.

6. Property, Equipment, Assets Held for Sale, Operating Leases, and Sale-Leaseback Transactions

Property and equipment, net, is comprised of the following (in thousands):

	2012	2011
Land	$244,498	$256,761
Buildings	494,537	512,177
Improvements	421,143	427,169
Restaurant equipment	276,576	279,319
Other equipment	95,400	93,944
Construction in progress and other*	26,473	28,077
	1,558,627	1,597,447
Less accumulated depreciation	592,022	566,296
	$966,605	$1,031,151

* Included in Construction in progress and other as of June 5, 2012 and May 31, 2011 are $21.8 million and $23.3 million, respectively, of assets held for sale that are not classified as such in the Consolidated Balance Sheets as we do not expect to sell these assets within the next 12 months. These assets primarily consist of parcels of land upon which we have no intention to build restaurants.

Included within the current assets section of our Consolidated Balance Sheets at June 5, 2012 and May 31, 2011 are amounts classified as assets held for sale totaling $4.7 million and $1.3 million, respectively. Assets held for sale primarily consist of parcels of land upon which we have no intention to build restaurants, land and buildings of closed restaurants, and various liquor licenses. In addition to operating restaurants sold and leased back, as discussed below, during fiscal 2012, 2011, and 2010 we sold surplus properties with carrying values of $5.3 million, $6.5 million, and $4.5 million, respectively, at net gains of $0.8 million, $0.1 million, and $1.0 million, respectively. Cash proceeds, net of broker fees, from these sales totaled $6.0 million, $6.6 million, and $5.4 million, respectively.

As discussed further in Note 3 to the Consolidated Financial Statements, we acquired 109 restaurants from franchisees during fiscal 2011. We recorded the property and equipment of these restaurants at their fair values, which were estimated to be $137.1 million at the acquisition dates.

Approximately 52% of our 741 restaurants are located on leased properties. Of these, approximately 65% are land leases only; the other 35% are for both land and building. The initial terms of these leases expire at various dates over the next 24 years. These leases may also contain required increases in minimum rent at varying times during the lease term and have options to extend the terms of the leases at a rate that is included in the original lease agreement. Most of our leases require the payment of additional (contingent) rent that is based upon a percentage of restaurant sales above agreed upon sales levels for the year. These sales levels vary for each restaurant and are established in the lease agreements. We recognize contingent rental expense (in annual as well as interim periods) prior to the achievement of the specified target that triggers the contingent rental expense, provided that achievement of that target is considered probable.

During the year ended June 5, 2012, we completed sale-leaseback transactions of the land and building for ten Company-owned Ruby Tuesday concept restaurants for gross cash proceeds of $22.2 million, exclusive of transaction costs of approximately $1.1 million. Equipment was not included. The carrying value of the properties sold was $16.5 million. The leases have been classified as operating leases and have initial terms of 15 years, with renewal options of up to 20 years. Net proceeds from the sale-leaseback transactions were used to pay down certain of our mortgage loan obligations.

We realized gains on these transactions of $4.6 million, which have been deferred and are being recognized on a straight-line basis over the initial terms of the leases. The current and long-term portions of the deferred gains are included in Accrued liabilities- Rent and other and Other deferred liabilities, respectively, in our June 5, 2012 Consolidated Balance Sheets. Amortization of the deferred gains is included as a reduction to rent expense and is included within Other restaurant operating costs in our Consolidated Statement of Operations for the year ended June 5, 2012.

The following is a schedule by year of future minimum lease payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of June 5, 2012 (in thousands):

2013	$45,873
2014	42,255
2015	38,239
2016	33,822
2017	30,328
Subsequent years	170,096
Total minimum lease payments	$360,613

The following schedule shows the future minimum sub-lease payments contractually due from franchisees and others for the next five years and thereafter under noncancelable sub-lease agreements (in thousands):

	Franchisees	Others	Total
2013	$357	$143	$500
2014	201	125	326
2015	117	125	242
2016	93	73	166
2017	93	-	93
Subsequent years	172	-	172
Total minimum sub-lease payments	$1,033	$466	$1,499

The following table summarizes our minimum and contingent rent expense and our sublease rental income under our operating leases (in thousands):

	2012	2011	2010
Minimum rent	$48,420	$43,841	$43,474
Contingent rent	822	741	424
	49,242	44,582	43,898
Sublease rental income	(416)	(1,217)	(3,218)
	$48,826	$43,365	$40,680

The amounts shown for fiscal 2012, 2011, and 2010 above exclude rent expense/(income) of $3.7 million, $(0.4) million, and $1.8 million, respectively, relating to lease reserves established for closed restaurants or dead sites, which is included with Closures and impairments expense in our Consolidated Statements of Operations.

LONG-TERM DEBT AND CAPITAL LEASES	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
LONG-TERM DEBT AND CAPITAL LEASES [Abstract]
LONG TERM DEBT AND CAPITAL LEASES
NOTE G – LONG-TERM DEBT AND CAPITAL LEASES

Long-term debt and capital lease obligations consist of the following (in thousands):

	December 4, 2012	June 5, 2012
Senior unsecured notes	$238,500	$250,000
Unamortized discount	(3,296)	(3,646)
Senior unsecured notes less unamortized discount	235,204	246,354
Mortgage loan obligations	73,305	80,076
Capital lease obligations	188	233
	308,697	326,663
Less current maturities	9,988	12,454
	$298,709	$314,209

On May 14, 2012, we entered into an indenture (the "Indenture") among the Company, certain subsidiaries of the Company as guarantors and Wells Fargo Bank, National Association as trustee, governing the Company's $250.0 million aggregate principal amount of 7.625% senior notes due 2020 (the "Senior Notes"). The Senior Notes were issued at a discount of $3.7 million, which is being amortized using the effective interest method over the eight year term of the notes.

The Senior Notes are guaranteed on a senior unsecured basis by our existing and future domestic restricted subsidiaries, subject to certain exceptions. They rank equal in right of payment with our existing and future senior indebtedness and senior in right of payment to any of our future subordinated indebtedness. The Senior Notes are effectively subordinated to all of our secured debt, including borrowings outstanding under our revolving credit facility, to the extent of the value of the assets securing such debt and structurally subordinated to all of the liabilities of our existing and future subsidiaries that do not guarantee the Senior Notes.

Interest on the Senior Notes is calculated at 7.625% per annum, payable semiannually on each May 15 and November 15, commencing November 15, 2012, to holders of record on the May 1 or November 1 immediately preceding the interest payment date. Accrued interest on the Senior Notes and our other long-term debt and capital lease obligations is included in Accrued liabilities – Rent and other in our Condensed Consolidated Balance Sheets. The Senior Notes mature on May 15, 2020.

At any time prior to May 15, 2016, we may redeem the Senior Notes, in whole or in part, at a redemption price equal to 100% of the principal amount, plus an applicable "make-whole" premium and accrued and unpaid interest. At any time on or after May 15, 2016, we may redeem the Senior Notes, in whole or in part, at the redemption prices specified in the Indenture plus accrued and unpaid interest. At any time prior to May 15, 2015, we may redeem up to 35% of the Senior Notes from the proceeds of certain equity offerings. There is no sinking fund for the Senior Notes.

The Indenture contains covenants that limit, among other things, our ability and the ability of certain of our subsidiaries to (i) incur or guarantee additional indebtedness; (ii) declare or pay dividends, redeem stock or make other distributions to stockholders; (iii) make certain investments; (iv) create liens or use assets as security in other transactions; (v) merge or consolidate, or sell, transfer, lease or dispose of substantially all of their assets; (vi) enter into transactions with affiliates; and (vii) sell or transfer certain assets. These covenants are subject to a number of important exceptions and qualifications, as described in the Indenture, and certain covenants will not apply at any time when the Senior Notes are rated investment grade by the Rating Agencies, as defined in the Indenture. The Indenture also provides for events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Senior Notes to be due and payable immediately.

In connection with the issuance of the Senior Notes, we have agreed to register with the SEC notes having substantially identical terms as the Senior Notes, as part of an offer to exchange freely tradable exchange notes for the Senior Notes. We have agreed: (i) within 270 days after the issue date of the Senior Notes, to file a registration statement enabling holders of the Senior Notes to exchange the privately placed notes for publicly registered notes with substantially identical terms; (ii) to use commercially reasonable efforts to cause the registration statement to become effective within 365 days after the issue date of the Senior Notes; (iii) to consummate the exchange offer within 405 days after the issue date of the Senior Notes; and (iv) to file a shelf registration statement for resale of the notes if we cannot consummate the exchange offer within the time period listed above.

If we fail to meet these targets (each, a "registration default"), the annual interest rate on the Senior Notes will increase by 0.25%. The annual interest rate on the Senior Notes will increase by an additional 0.25% for each subsequent 90-day period during which the registration default continues, up to a maximum additional interest rate of 1.0% per year over the otherwise applicable annual interest rate of 7.625%. If we cure the registration default, the interest rate on the Senior Notes will revert to the original level.

On August 10, 2012, we entered into the third amendment to our five-year revolving credit agreement (the "Credit Facility" discussed below) which, among other things, allows us to repurchase up to $15.0 million of the Senior Notes in any fiscal year. During the first 26 weeks of fiscal 2013, we repurchased $11.5 million of the Senior Notes for $10.9 million plus a negligible amount of accrued interest. We realized a gain of $0.6 million on these transactions. The balance on the Senior Notes was $238.5 million at December 4, 2012 as a result of these repurchases. As of December 4, 2012, we may repurchase an additional $3.5 million of the Senior Notes during the remainder of fiscal 2013.

On December 1, 2010, we entered into the Credit Facility, under which we could borrow up to $320.0 million with the option to increase our capacity by $50.0 million to $370.0 million. On May 14, 2012, we entered into the second amendment to our revolving credit facility to, among other things, reduce the maximum aggregate revolving commitment to $200.0 million, secure the revolving credit facility with a lien over the equity interests of certain subsidiaries, modify certain financial covenants and ratios and permit the issuance of the Senior Notes.

The terms of the Credit Facility provide for a $40.0 million letter of credit subcommitment. The Credit Facility also includes a $50.0 million franchise facility subcommitment (the "Franchise Facility Subcommitment"), which covered our previous guarantees of franchise debt. The Franchise Facility Subcommitment matures no later than December 1, 2015. All amounts guaranteed under the Franchise Facility Subcommitment have been settled.

The interest rate charged on borrowings pursuant to the Credit Facility can vary depending on the interest rate option we choose to utilize. Our Base Rate for borrowings is defined to be the higher of Bank of America's prime rate, the Federal Funds Rate plus 0.5%, or an adjusted LIBO Rate plus 1.00%, plus an applicable margin ranging from 0.25% to 1.50%. The applicable margin for our Eurodollar Borrowings ranges from 1.25% to 2.50% depending on our Total Debt to EBITDAR ratio.

A commitment fee for the account of each lender at a rate ranging from 0.300% to 0.450% (depending on our Total Debt to EBITDAR ratio) on the daily amount of the unused revolving commitment of such lender is payable on the last day of each calendar quarter and on the termination date of the Credit Facility. On the first day after the end of each calendar quarter until the termination date of the Credit Facility, we are required to pay a letter of credit fee for the account of each lender with respect to such lender's participation in each letter of credit. The letter of credit fee accrues at the applicable margin for Eurodollar Loans then in effect on the average daily amount of such lender's letter of credit exposure (excluding any portion attributable to unreimbursed letter of credit disbursements) attributable to such letter of credit during the period from and including the date of issuance of such letter of credit to but excluding the date on which such letter of credit expires or is drawn in full. Besides the commitment fee and the letter of credit fee, we are also required to pay a fronting fee on the daily amount of the letter of credit exposure (excluding any portion attributable to unreimbursed letter of credit disbursements) on the tenth day after the end of each calendar quarter until the termination date of the Credit Facility. We must also pay standard fees with respect to issuance, amendment, renewal or extension of any letter of credit or processing of drawings thereunder.

We are entitled to make voluntary prepayments of our borrowings under the Credit Facility at any time, in whole or in part, without premium or penalty. Subject to certain exceptions, mandatory prepayments will be required upon occurrence of certain events, including the revolving credit exposure of all lenders exceeding the aggregate revolving commitment then in effect, sales of certain assets and any additional debt issuances.

Under the terms of the Credit Facility, we had no borrowings outstanding at either December 4, 2012 or June 5, 2012. After consideration of letters of credit outstanding, we had $189.8 million available under the Credit Facility as of December 4, 2012.

The Credit Facility contains a number of customary affirmative and negative covenants that, among others, limit or restrict our ability to incur liens, engage in mergers or other fundamental changes, make acquisitions, investments, loans and advances, pay dividends or other distributions, sell or otherwise dispose of certain assets, engage in certain transactions with affiliates, enter into burdensome agreements or certain hedging agreements, amend organizational documents, change accounting practices, incur additional indebtedness and prepay other indebtedness. In addition, under the Credit Facility, we are required to comply with financial covenants relating to the maintenance of a maximum leverage ratio and a minimum fixed charge coverage ratio and we were in compliance with these financial covenants as of December 4, 2012. The terms of the Credit Facility require us to maintain a maximum leverage ratio of no more than 4.5 to 1.0 through the fiscal quarter ending on or about June 4, 2013 and 4.25 to 1.0 thereafter and a minimum fixed charge coverage ratio of 1.75 to 1.0 through and including the fiscal quarter ending on or about June 3, 2014 and 1.85 to 1.0 thereafter.

The Credit Facility terminates on December 1, 2015. Upon the occurrence of an event of default, the lenders may terminate the loan commitments, accelerate all loans and exercise any of their rights under the Credit Facility and any ancillary loan documents.

Our $73.3 million in mortgage loan obligations as of December 4, 2012 consists of various loans acquired upon franchise acquisitions. These loans, which mature between March 2013 and November 2022, have balances which range from $0.1 million to $8.2 million and interest rates of 3.91% to 11.28%. Many of the properties acquired from franchisees collateralize the loans outstanding.

7. Long-Term Debt and Capital Leases

Long-term debt and capital lease obligations consist of the following (in thousands):

	2012	2011
Senior unsecured notes	$250,000
Unamortized discount	(3,646)
Senior unsecured notes less unamortized discount	246,354
Revolving credit facility	-	$177,000
Series B senior notes:
due April 2013	-	44,442
Mortgage loan obligations	80,076	122,546
Capital lease obligations	233	286
	326,663	344,274
Less current maturities	12,454	15,090
	$314,209	$329,184

Estimated annual maturities of long-term debt and capital lease obligations at June 5, 2012 are as follows (in thousands):

2013	$12,454
2014	8,743
2015	8,084
2016	10,894
2017	15,714
Subsequent years	270,774
$326,663

On May 14, 2012, we entered into an indenture (the "Indenture") among the Company, certain subsidiaries of the Company as guarantors and Wells Fargo Bank, National Association as trustee, governing the Company's $250.0 million aggregate principal amount of 7.625% senior notes due 2020 (the "Senior Notes"). The Senior Notes were issued at a discount of $3.7 million, which is being amortized using the effective interest method over the eight year term of the notes.

The Senior Notes are guaranteed on a senior unsecured basis by our existing and future domestic restricted subsidiaries, subject to certain exceptions. They rank equal in right of payment with our existing and future senior indebtedness and senior in right of payment to any of our future subordinated indebtedness. The Senior Notes are effectively subordinated to all of our secured debt, including borrowings outstanding under our revolving credit facility, to the extent of the value of the assets securing such debt and structurally subordinated to all of the liabilities of our existing and future subsidiaries that do not guarantee the Senior Notes.

Interest on the Senior Notes is calculated at 7.625% per annum, payable semiannually on each May 15 and November 15, commencing November 15, 2012, to holders of record on the May 1 or November 1 immediately preceding the interest payment date. The Senior Notes mature on May 15, 2020.

At any time prior to May 15, 2016, we may redeem the Senior Notes, in whole or in part, at a redemption price equal to 100% of the principal amount, plus an applicable "make-whole" premium and accrued and unpaid interest. At any time and from time to time on or after May 15, 2016, we may redeem the Senior Notes, in whole or in part, at the redemption prices specified in the Indenture. At any time prior to May 15, 2015, we may redeem up to 35% of the Senior Notes from the proceeds of certain equity offerings. There is no sinking fund for the Senior Notes.

The Indenture contains covenants that limit, among other things, our ability and the ability of certain of our subsidiaries to (i) incur or guarantee additional indebtedness; (ii) declare or pay dividends, redeem stock or make other distributions to stockholders; (iii) make certain investments; (iv) create liens or use assets as security in other transactions; (v) merge or consolidate, or sell, transfer, lease or dispose of substantially all of their assets; (vi) enter into transactions with affiliates; and (vii) sell of transfer certain assets. These covenants are subject to a number of important exceptions and qualifications, as described in the Indenture, and certain covenants will not apply at any time when the Senior Notes are rated investment grade by the Rating Agencies, as defined in the Indenture. The Indenture also provides for events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Senior Notes to be due and payable immediately.

In connection with the issuance of the Senior Notes, we have agreed to register with the SEC notes having substantially identical terms as the Senior Notes, as part of an offer to exchange freely tradable exchange notes for the Senior Notes. We have agreed: (i) within 270 days after the issue date of the Senior Notes, to file a registration statement enabling holders of the Senior Notes to exchange the privately placed notes for publicly registered notes with substantially identical terms; (ii) to use commercially reasonable efforts to cause the registration statement to become effective within 365 days after the issue date of the Senior Notes; (iii) to consummate the exchange offer within 405 days after the issue date of the Senior Notes; and (iv) to file a shelf registration statement for resale of the notes if we cannot consummate the exchange offer within the time period listed above.

If we fail to meet these targets (each, a "registration default"), the annual interest rate on the Senior Notes will increase by 0.25%. The annual interest rate on the Senior Notes will increase by an additional 0.25% for each subsequent 90-day period during which the registration default continues, up to a maximum additional interest rate of 1.0% per year over the otherwise applicable annual interest rate of 7.625%. If we cure the registration default, the interest rate on the Senior Notes will revert to the original level.

On December 1, 2010, we entered into a five-year revolving credit agreement (the "Credit Facility"), under which we could borrow up to $320.0 million with the option to increase our capacity by $50.0 million to $370.0 million. The Credit Facility replaced our then outstanding five-year revolving credit agreement (the "Prior Credit Facility") that was entered into on February 28, 2007. Bank of America, N.A., serves as Administrative Agent, Issuing Bank, Servicer and Swingline Lender under the Credit Facility.

On May 14, 2012, we entered into the Second Amendment to our revolving credit facility (the "Second Amendment") to, among other things, reduce the maximum aggregate revolving commitment to $200.0 million, secure the revolving credit facility with a lien over the equity interests of certain subsidiaries, modify certain financial covenants and ratios and permit the issuance of the Senior Notes. In connection with the Second Amendment, we wrote off $1.3 million of unamortized debt issuance costs which is included within Other restaurant operating costs in our June 5, 2012 Consolidated Statement of Operations.

The terms of the Credit Facility provide for a $40.0 million letter of credit subcommitment. The Credit Facility also includes a $50.0 million franchise facility subcommitment (the "Franchise Facility Subcommitment"), which covers our guarantees of debt of our franchise partners in reliance upon the franchise facility guaranty agreement entered into by us and the subsidiary guaranty agreement entered into by our material domestic subsidiaries. The Franchise Facility Subcommitment matures not later than December 1, 2015. As of June 5, 2012, all amounts guaranteed under the Franchise Facility Subcommitment were settled.

The interest rate charged on borrowings pursuant to the Credit Facility can vary depending on the interest rate option we choose to utilize. Our Base Rate for borrowings is defined to be the higher of Bank of America's prime rate, the Federal Funds Rate plus 0.5%, or an adjusted LIBO Rate plus 1.00%, plus an applicable margin ranging from 0.25% to 1.50%. The applicable margin for our Eurodollar Borrowings ranges from 1.25% to 2.50% depending on our Total Debt to EBITDAR ratio.

A commitment fee for the account of each lender at a rate ranging from 0.300% to 0.450% (depending on our Total Debt to EBITDAR ratio) on the daily amount of the unused revolving commitment of such lender is payable on the last day of each calendar quarter and on the termination date of the Credit Facility. On the first day after the end of each calendar quarter until the termination date of the Credit Facility, we are required to pay a letter of credit fee for the account of each lender with respect to such lender's participation in each letter of credit. The letter of credit fee accrues at the applicable margin for Eurodollar Loans then in effect on the average daily amount of such lender's letter of credit exposure (excluding any portion attributable to unreimbursed letter of credit disbursements) attributable to such letter of credit during the period from and including the date of issuance of such letter of credit to but excluding the date on which such letter of credit expires or is drawn in full. Besides the commitment fee and the letter of credit fee, we are also required to pay a fronting fee on the daily amount of the letter of credit exposure (excluding any portion attributable to unreimbursed letter of credit disbursements) on the tenth day after the end of each calendar quarter until the termination date of the Credit Facility. We must also pay standard fees with respect to issuance, amendment, renewal or extension of any letter of credit or processing of drawings thereunder.

We are entitled to make voluntary prepayments of our borrowings under the Credit Facility at any time and from time to time, in whole or in part, without premium or penalty. Subject to certain exceptions, mandatory prepayments will be required upon occurrence of certain events, including the revolving credit exposure of all lenders exceeding the aggregate revolving commitment then in effect, sales of certain assets and any additional debt issuances.

Under the terms of the Credit Facility, we had no borrowings outstanding at June 5, 2012. As of May 31, 2011, we had $177.0 million outstanding with an associated floating rate of interest of 2.27%. After consideration of letters of credit outstanding, we had $190.7 million available under the Credit Facility as of June 5, 2012.

The Credit Facility contains a number of customary affirmative and negative covenants that, among others, limit or restrict our ability to incur liens, engage in mergers or other fundamental changes, make acquisitions, investments, loans and advances, pay dividends or other distributions, sell or otherwise dispose of certain assets, engage in certain transactions with affiliates, enter into burdensome agreements or certain hedging agreements, amend organizational documents, change accounting practices, incur additional indebtedness and prepay other indebtedness. In addition, under the Credit Facility, we are required to comply with financial covenants relating to the maintenance of a maximum leverage ratio and a minimum fixed charge coverage ratio and we were in compliance with these financial covenants as of June 5, 2012. The terms of the Credit Facility require us to maintain a maximum leverage ratio of no more than 4.5 to 1.0 through the fiscal quarter ending on or about June 4, 2013 and 4.25 to 1.0 thereafter and a minimum fixed charge coverage ratio of 1.75 to 1.0 through and including the fiscal quarter ending on or about June 3, 2014 and 1.85 to 1.0 thereafter.

The Credit Facility terminates on December 1, 2015. Upon the occurrence of an event of default, the lenders may terminate the loan commitments, accelerate all loans and exercise any of their rights under the Credit Facility and any ancillary loan documents.

On December 1, 2010, we drew down approximately $203.2 million under the Credit Facility to repay borrowings outstanding under the Prior Credit Facility. Fees and expenses incurred in connection with the refinancing were paid from cash on hand. Additionally, new letters of credit totaling $20.0 million were obtained to replace those outstanding under the Prior Credit Facility.

During fiscal 2010, we closed an underwritten public offering of 11.5 million shares of Ruby Tuesday, Inc. common stock at $6.75 per share, less underwriting discounts. We received approximately $73.1 million in net proceeds from the sale of the shares, after deducting underwriting discounts and offering expenses. The net proceeds were used to repay indebtedness under the Prior Credit Facility.

On April 3, 2003, we issued notes totaling $150.0 million through a private placement of debt (the "Private Placement"). At May 31, 2011, the Private Placement consisted of $44.4 million in notes with an interest rate of 7.17% (the "Series B Notes"). We repaid the Series B Notes on May 14, 2012 using proceeds from the issuance of the Senior Notes.

In connection with the Credit Facility, on December 1, 2010, Bank of America, N.A., as Collateral Agent, along with the lenders and institutional investors pursuant to the Credit Facility, issued a Notice of Direction and Termination effectively terminating the Intercreditor and Collateral Agency Agreement by and between such parties dated May 21, 2008, and also terminating the Pledge Agreement dated May 21, 2008 by and among Ruby Tuesday, Inc. and certain subsidiaries of Ruby Tuesday, Inc. (together the "Pledgors") and the creditors pursuant to the Credit Facility, by which the Pledgors had pledged certain subsidiary equity interests as security for the repayment of our obligations under the Credit Facility.

Our $80.1 million in mortgage loan obligations as of June 5, 2012 consists of various loans acquired upon franchise acquisitions. These loans, which mature between July 2012 and November 2022, have balances which range from negligible to $8.3 million and interest rates of 3.93% to 11.28%. Many of the properties acquired from franchisees collateralize the loans outstanding.

We capitalized interest expense related primarily to restaurant conversions totaling $0.1 million in fiscal 2012. Due to no new restaurant construction during the previous two fiscal years, we capitalized an insignificant amount of interest expense during fiscal 2011 and did not capitalize any interest expense during fiscal 2010.

CLOSURES AND IMPAIRMENTS EXPENSE	6 Months Ended
Dec. 04, 2012
CLOSURES AND IMPAIRMENTS EXPENSE [Abstract]
CLOSURES AND IMPAIRMENTS EXPENSE
NOTE H – CLOSURES AND IMPAIRMENTS EXPENSE

As discussed further in Note P to the Condensed Consolidated Financial Statements, in an effort to focus on the successful sales turnaround of our core Ruby Tuesday concept and position our Lime Fresh concept for long-term success as a growth vehicle, on January 9, 2013, the Board of Directors of Ruby Tuesday, Inc. approved management's plan to close all 13 Marlin & Ray's restaurants in the third quarter of fiscal 2013, as well as the Company's one Wok Hay restaurant and two of the Lime Fresh Mexican Grill restaurants. The two Lime Fresh restaurants had been opened by the Company within the last twelve months and were not among those purchased in April 2012. Additionally, the Company will seek a buyer for its two Truffles Café restaurants. As a result of this decision, a pre-tax impairment charge of $16.9 million was recognized within Closures and Impairments Expense for the 13 weeks ended December 4, 2012.

Closures and impairment expenses include the following for the 13 and 26 weeks ended December 4, 2012 and November 29, 2011 (in thousands):

	Thirteen weeks ended		Twenty-six weeks ended
	December 4, 2012	November 29, 2011	December 4, 2012	November 29, 2011
Property impairments	$18,514	$630	$18,962	$836
Closed restaurant lease reserves	(99)	(153)	379	(74)
Other closing costs	343	226	632	416
Gain on sale of surplus properties	(507)	(50)	(598)	(80)
	$18,251	$653	$19,375	$1,098

A rollforward of our future lease obligations associated with closed properties is as follows (in thousands):

Lease Obligations
Balance at June 5, 2012	$6,813
Closing expense including rent and other lease charges	379
Payments	(1,581)
Transfer of deferred escalating minimum rent balance	348
Other adjustments	(19)
Balance at December 4, 2012	$5,940

For the remainder of fiscal 2013 and beyond, our focus will be on obtaining settlements on as many of these leases as possible and these settlements could be higher or lower than the amounts recorded. The actual amount of any cash payments made by the Company for lease contract termination costs will be dependent upon ongoing negotiations with the landlords of the leased restaurant properties.

Included within closing expense in the table above are $0.2 million in charges we recorded during the first quarter of fiscal 2013 associated with lease obligations on a restaurant subleased to RT Midwest that has closed. As of December 4, 2012, we subleased to RT Midwest three sites upon which the restaurants are still open. Cash rents of $0.8 million are required under the terms of the subleases. Should RT Midwest decide to close any of these restaurants we may incur further lease obligations associated with these subleases.

At December 4, 2012, we had 30 restaurants that had been open more than one year with rolling 12-month negative cash flows, of which 20 have been impaired to salvage value. Of the 10 which remained, we reviewed the plans to improve cash flows at each of the restaurants and determined that no impairment was necessary. The remaining net book value of these 10 restaurants was $7.0 million at December 4, 2012.

Should sales at these restaurants not improve within a reasonable period of time, further impairment charges are possible. Considerable management judgment is necessary to estimate future cash flows, including cash flows from continuing use, terminal value, closure costs, salvage value, and sublease income. Accordingly, actual results could vary significantly from our estimates.

EMPLOYEE POST-EMPLOYMENT BENEFITS	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
EMPLOYEE POST-EMPLOYMENT BENEFITS [Abstract]
EMPLOYEE POST-EMPLOYMENT BENEFITS
NOTE I – EMPLOYEE POST-EMPLOYMENT BENEFITS

We sponsor three defined benefit pension plans for active employees and offer certain postretirement benefits for retirees. A summary of each of these is presented below.

Retirement Plan
RTI sponsors the Morrison Restaurants Inc. Retirement Plan (the "Retirement Plan"). Effective December 31, 1987, the Retirement Plan was amended so that no additional benefits would accrue and no new participants may enter the Retirement Plan after that date. Participants receive benefits based upon salary and length of service.

Minimum funding for the Retirement Plan is determined in accordance with the guidelines set forth in employee benefit and tax laws. From time to time we may contribute additional amounts as we deem appropriate. We estimate that we will be required to make contributions totaling $0.4 million to the Retirement Plan during the remainder of fiscal 2013.

Executive Supplemental Pension Plan and Management Retirement Plan
Under these unfunded defined benefit pension plans, eligible employees earn supplemental retirement income based upon salary and length of service, reduced by social security benefits and amounts otherwise receivable under other specified Company retirement plans. Effective June 1, 2001, the Management Retirement Plan was amended so that no additional benefits would accrue and no new participants may enter the plan after that date.

On November 30, 2012, Samuel E. Beall, III, our Chief Executive Officer stepped down from management and the Board of Directors. Because he is entitled to receive his entire pension payment in a lump-sum six months following his retirement, we have classified an amount representing that pension payment ($8.1 million) into Accrued liabilities – Payroll and related costs in our December 4, 2012 and June 5, 2012 Condensed Consolidated Balance Sheets.

Postretirement Medical and Life Benefits
Our Postretirement Medical and Life Benefits plans provide medical and life insurance benefits to certain retirees. The medical plan requires retiree cost sharing provisions that are more substantial for employees who retire after January 1, 1990.

The following tables detail the components of net periodic benefit costs and the amounts recognized in our Condensed Consolidated Financial Statements for the Retirement Plan, Management Retirement Plan, and the Executive Supplemental Pension Plan (collectively, the "Pension Plans") and the Postretirement Medical and Life Benefits plans (in thousands):

	Pension Benefits
	Thirteen weeks ended		Twenty-six weeks ended
	December 4,	November 29,	December 4,	November 29,
	2012	2011	2012	2011
Service cost	$115	$134	$230	$268
Interest cost	525	576	1,050	1,152
Expected return on plan assets	(102)	(126)	(204)	(252)
Amortization of prior service cost	26	64	52	128
Recognized actuarial loss	565	426	1,130	852
Net periodic benefit cost	$1,129	$1,074	$2,258	$2,148

	Postretirement Medical and Life Benefits
	Thirteen weeks ended		Twenty-six weeks ended
	December 4,	November 29,	December 4,	November 29,
	2012	2011	2012	2011
Service cost	$3	$2	$6	$4
Interest cost	15	18	30	36
Amortization of prior service cost	(14)	(14)	(28)	(28)
Recognized actuarial loss	53	34	106	68
Net periodic benefit cost	$57	$40	$114	$80

(a)	Prior service costs are amortized on a straight-line basis over the average remaining service period of employees expected to receive benefits.

We also sponsor two defined contribution retirement savings plans. Information regarding these plans is included in our Annual Report on Form 10-K for the fiscal year ended June 5, 2012.

Executive Retirement
On June 6, 2012, we announced that Samuel E. Beall, III, our founder, President, Chief Executive Officer, and Chairman of the Board of Directors, decided to step down from management and the Board of Directors. Mr. Beall stepped down on November 30, 2012. In connection with a transition agreement between the Company and Mr. Beall, the material terms of which were finalized as of June 5, 2012, we accrued $2.2 million of severance during the fourth quarter of fiscal 2012. Mr. Beall's severance payment was paid on December 18, 2012.

As previously mentioned, Mr. Beall will receive a lump sum payment of $8.1 million, representing the full amount due to him under the Executive Supplemental Pension Plan, six-months following his retirement. As Mr. Beall retired on November 30, 2012, this payment will be required in fiscal 2013. Due to the significance of this payment to the Executive Supplemental Pension Plan as a whole, the payment will constitute a partial plan settlement which will require a special valuation. In addition to the expense we routinely record for the Executive Supplemental Pension Plan, a charge estimated to approximate $2.8 million will then be recorded, representing the recognition of a pro rata portion (calculated as the percentage reduction in the projected benefit obligation due to the lump-sum payment) of the then unrecognized loss recorded within accumulated other comprehensive loss.

9. Employee Post-Employment Benefits

Pension and Postretirement Medical and Life Benefits
We sponsor three defined benefit pension plans for active employees and offer certain postretirement benefits for retirees. A summary of each of these is presented below.

Retirement Plan
RTI sponsors the Morrison Restaurants Inc. Retirement Plan (the "Retirement Plan"). Effective December 31, 1987, the Retirement Plan was amended so that no additional benefits would accrue and no new participants could enter the Retirement Plan after that date. Participants receive benefits based upon salary and length of service.

Minimum funding for the Retirement Plan is determined in accordance with the guidelines set forth in employee benefit and tax laws. From time to time we may contribute additional amounts as we deem appropriate. We estimate that we will be required to make a contribution of $0.8 million to the Retirement Plan in fiscal 2013.

The Retirement Plan's assets are held in trust and were allocated as follows on June 5, 2012 and May 31, 2011, the measurement dates:
	Target Allocation	2012 Allocation	2011 Allocation
Equity securities	60-80%	67%	71%
Fixed income securities	20-40%	31%	28%
Cash and cash equivalents	0%	2%	1%

Total	100%	100%	100%

Retirement Plan fiduciaries set investment policies and strategies for the Retirement Plan's trust. The primary investment objectives are to maximize total return within a prudent level of risk, focus on a 3-5 year time horizon, fully diversify investment holdings, and meet the long-term return target selected as an actuarial assumption (currently 8.0%). The Retirement Plan's fiduciaries oversee the investment allocation process, which includes selecting investment managers, commissioning periodic asset-liability studies, setting long-term strategic targets, and monitoring asset allocations. Target allocation ranges are guidelines, not limitations, and occasionally the Retirement Plan's fiduciaries will approve allocations above or below a target range.

Under the terms of the investment policy statement, plan assets are comprised of two major classes: equity and fixed income securities. The goal of the equity portfolio is to produce a total return that will provide a hedge against inflation. Equity securities can include both domestic and international securities with a long-term goal to maintain an equity allocation of approximately 60-80% of the total market value of plan assets. To be fully invested, the trust's equity portfolio should not contain any domestic stock with value in excess of 10% of the total and the aggregate amount of the international equities should not exceed 30% of the total.

The goal of the fixed income portfolio is to reduce the overall volatility of the Plan, provide a stable stream of income, and provide a hedge against deflation over an investment horizon spanning 5-10 years without exposure to excessive interest rate or credit rate risk. Fixed income securities should be primarily U.S. Treasury or Government Agency securities and investment-grade corporate bonds at the time of purchase with a long-term goal to maintain a fixed income allocation of approximately 20-40% of the total market value of plan assets. Investment grade bonds will include securities rated at least BBB by Standard & Poor's or the equivalent Moody's index. Any single non-government issue is limited to 10% of the portfolio.

The fair values of assets held by the Retirement Plan by asset category are as follows (in thousands):

	Fair Value Measurements
	Total Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Cash and cash equivalents	$136	$-	$136	$-
Equity securities
U.S.-based companies	3,525	3,525	-	-
International-based companies	346	346	-	-
Fixed income securities	1,751	1,751
Total	$5,758	$5,622	$136	$-

Executive Supplemental Pension Plan and Management Retirement Plan
Under these unfunded defined benefit pension plans, eligible employees earn supplemental retirement income based upon salary and length of service, reduced by social security benefits and amounts otherwise receivable under other specified Company retirement plans. Effective June 1, 2001, the Management Retirement Plan was amended so that no additional benefits would accrue and no new participants could enter the plan after that date.

Because Samuel E. Beall, III, our Chief Executive Officer ("CEO"), has stated his intention to step down from management and the Board of Directors once the Company names a successor and, because he is entitled to receive his entire pension payment in a lump-sum six months following his retirement (and was retirement-eligible in the prior year), we have classified an amount representing that pension payment ($8.1 million) into Accrued liabilities - Payroll and related costs in our June 5, 2012 and May 31, 2011 Consolidated Balance Sheets.

Although considered to be unfunded, we own whole-life insurance contracts in order to provide a source of funding for benefits due under the terms of the Executive Supplemental Pension Plan and the Management Retirement Plan. Benefits payable under these two plans are paid from a rabbi trust which holds the insurance contracts. We will on occasion contribute additional amounts into the rabbi trust in the event of a liquidity shortfall. We currently project that benefit payments from the rabbi trust for these two plans will approximate $10.5 million in fiscal 2013, which includes the previously-mentioned $8.1 million lump-sum payment which will become payable six months after the retirement of our CEO.

Postretirement Medical and Life Benefits
Our Postretirement Medical and Life Benefits plans provide medical benefits to substantially all retired employees and life insurance benefits to certain retirees. The medical plan requires retiree cost sharing provisions that are more substantial for employees who retire after January 1, 1990.

The following tables detail the components of net periodic benefit cost and the amounts recognized in our Consolidated Financial Statements for the Retirement Plan, Management Retirement Plan, and the Executive Supplemental Pension Plan (collectively, the "Pension Plans") and the Postretirement Medical and Life Benefits plans (in thousands):

	Pension Benefits
	2012	2011	2010

Service cost	$545	$517	$450
Interest cost	2,346	2,290	2,490
Expected return on plan assets	(514)	(392)	(422)
Amortization of prior service cost (a)	262	327	327
Recognized actuarial loss	1,738	1,593	1,385
Net periodic benefit cost	$4,377	$4,335	$4,230

	Postretirement Medical and Life Benefits
	2012	2011	2010

Service cost	$10	$9	$10
Interest cost	71	75	85
Amortization of prior service cost (a)	(55)	(60)	(64)
Recognized actuarial loss	136	112	102
Net periodic benefit cost	$162	$136	$133
(a) Prior service costs are amortized on a straight-line basis over the average remaining service period of employees expected to receive benefits.

The following table details changes in the amounts recognized in accumulated other comprehensive (loss)/income in our 2012 and 2011 Consolidated Financial Statements for the Pension Plans and the Postretirement Medical and Life Benefits plans (in thousands):

	Pension Benefits		Postretirement Medical and Life Benefits
	2012	2011	2012	2011
Prior service cost	$0	$0	$0	$0
Net actuarial loss	3,767	1,502	313	264
Amortization of prior service cost	(262)	(327)	55	60
Amortization of actuarial gain	(1,738)	(1,593)	(136)	(112)
Total recognized in accumulated
other comprehensive income	$1,767	$(418)	$232	$212

Total recognized in net periodic
benefit cost and accumulated
other comprehensive income	$6,144	$3,917	$394	$348

The change in benefit obligation and plan assets and reconciliation of funded status is as follows (in thousands):

	Pension Benefits		Postretirement Medical and Life Benefits
	2012	2011	2012	2011
Change in benefit obligation:
Beginning projected benefit obligation	$45,636	$42,602	$1,406	$1,423
Service cost	545	517	10	9
Interest cost	2,346	2,290	71	75
Plan participant contributions			102
Actuarial loss	2,783	2,577	313	264
Benefits paid	(2,718)	(2,350)	(288)	(365)
Benefit obligation at end of year	$48,592	$45,636	$1,614	$1,406

Change in plan assets:
Beginning fair value of plan assets	$6,677	$5,929	$0	$0
Actual return on plan assets	(470)	1,467
Employer contributions	2,269	1,438	186	365
Plan participant contributions			102
Benefits paid	(2,718)	(2,350)	(288)	(365)
Other		193
Fair value of plan assets at
end of year	$5,758	$6,677	$0	$0
Funded status at end of year	$(42,834)*	$(38,959)*	$(1,614)	$(1,406)

Amounts recognized in the Consolidated Balance Sheets:

Accrued liabilities - payroll and related
costs	$(10,481)	$(9,844)	$(136)	$(123)
Other deferred liabilities	(32,353)	(29,115)	(1,478)	(1,283)
Net amount recognized at year-end	$(42,834)	$(38,959)	$(1,614)	$(1,406)

Amounts recognized in accumulated other comprehensive (loss)/income:

Prior service (cost) credit	$(108)	$(370)	$102	$157
Net actuarial loss	(22,070)	(20,042)	(1,564)	(1,387)
Total amount recognized	$(22,178)	$(20,412)	$(1,462)	$(1,230)

* The funded status reflected above includes the liabilities attributable to all of the Pension Plans but only the assets of the Retirement Plan as the other plans are not considered funded for ERISA purposes. To provide a source for the payment of benefits under the Executive Supplemental Pension Plan and the Management Retirement Plan, we own whole-life insurance contracts on some of the participants. The cash value of these policies was $27.3 million and $27.2 million at June 5, 2012 and May 31, 2011, respectively. In addition, we held in trust $0.5 million and $0.9 million of cash and cash equivalents as of June 5, 2012 and May 31, 2011, respectively, relating to these policies. We maintain a rabbi trust to hold the policies and death benefits as they are received.

The estimated prior service cost for the Pension Plans and the Postretirement Medical and Life Benefits plans that will be amortized from accumulated other comprehensive income into net periodic pension cost in fiscal 2013 is $0.1 million and $(0.1) million, respectively. The estimated net loss for the Pension Plans and the Postretirement Medical and Life Benefits plans that will be amortized from accumulated other comprehensive income into net periodic pension cost in fiscal 2013 is $2.3 million and $0.2 million, respectively.

Additional measurement date information for the pension plans which have benefit obligations in excess of plan assets (in thousands):

	Pension Benefits		Postretirement Medical and Life Benefits
	June 5, 2012	May 31, 2011	June 5, 2012	May 31, 2011
Projected benefit obligation	$48,592	$45,636	$1,614	$1,406
Accumulated benefit
obligation	47,435	44,064	1,614	1,406
Fair value of plan assets	5,758	6,677	0	0

The weighted-average assumptions used to determine the net periodic benefit cost for fiscal years are set forth below:

	Pension Benefits
	2012	2011	2010
Discount rate	5.3%	5.5%	6.5%
Expected return on plan assets	8.0%	7.0%	8.0%
Rate of compensation increase	2.0%	2.0%	3.1%

	Postretirement Medical and Life Benefits
	2012	2011	2010
Discount rate	5.3%	5.5%	6.5%
Rate of compensation increase	2.0%	2.0%	3.0%

Our estimated long-term rate of return on plan assets represents the weighted-average of expected future returns on the asset categories included in our target investment allocation based primarily on the historical returns for each asset category, adjusted for an assessment of current market conditions.

The weighted average assumptions used to determine benefit obligations at the measurement dates are set forth below:

	Pension Benefits
	2012	2011
Discount rate	4.5%	5.3%
Rate of compensation increase	2.0%	2.0%
	Postretirement Medical and Life Benefits
	2012	2011
Discount rate	3.9%	5.3%
Rate of compensation increase	2.0%	2.0%

We currently are assuming a gross medical trend rate of 8.0% for fiscal 2013. We expect this rate to decrease approximately 0.5% per year from fiscal 2013 to fiscal 2016 and approximately 0.25% each fiscal year thereafter for an ultimate trend rate of 5.0% in fiscal 2022. A change in this rate of 1.0% would have no significant effect on either our net periodic postretirement benefit expense or our accrued postretirement benefits liability.

The benefits expected to be paid in each of the next five years and in the aggregate for the five years thereafter are set forth below (in thousands):

	Pension Benefits		Postretirement Medical and Life Benefits
2013	$11,333	(1)	$135
2014	3,114		134
2015	2,351		130
2016	4,733		138
2017	4,074		135
2018-2022	14,712		664

(1) Estimated benefit payments for 2013 include an $8.1 million lump-sum payment to our CEO, who, as previously discussed, has announced his intention to step down in fiscal 2013 once his successor is named.

Expected benefits are estimated based on the same assumptions used to measure our benefit obligation on our measurement date of June 5, 2012 and, where applicable, include benefits attributable to estimated further employee service.

Defined Contribution Plans
We sponsor two defined contribution plans for active employees, as summarized below.

Salary Deferral Plan
RTI offers certain employees a 401(k) plan called the Ruby Tuesday, Inc. Salary Deferral Plan ("401(k) Plan"). We make matching contributions to the 401(k) Plan based on each eligible employee's pre-tax contribution and years of service. Effective January 1, 2009, we match in cash each fiscal quarter a specified percentage of the participating employee's first 6% of pre-tax contribution based on achievement of a same-restaurant sales performance factor. Company matches do not vest until the employees have worked three years for us. Fiscal 2011 401(k) Plan expenses were $0.3 million. Given that the Company did not achieve the 2012 or 2010 same-restaurant sales performance factor in order for there to be an employer match, we had no expense related to the 401(k) Plan for either fiscal 2012 or 2010.

Deferred Compensation Plan
On January 5, 2005, our Board of Directors approved the adoption of the Ruby Tuesday, Inc. 2005 Deferred Compensation Plan (the "Deferred Compensation Plan"), effective as of January 1, 2005, and froze the existing deferred compensation plan, the Ruby Tuesday, Inc. Restated Deferred Compensation Plan (the "Predecessor Plan"), effective as of December 31, 2004, in order to satisfy the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, enacted as part of the American Jobs Creation Act of 2004.

Like the Predecessor Plan, the Deferred Compensation Plan is an unfunded, non-qualified deferred compensation plan for eligible employees. The provisions of the Deferred Compensation Plan are similar to those of the 401(k) Plan. Fiscal 2011 expenses under the Deferred Compensation Plan were insignificant. We had no expenses under the Deferred Compensation Plan for fiscal 2012 or 2010. Assets earmarked to pay benefits under the Deferred Compensation Plan are held by a rabbi trust. Assets and liabilities of a rabbi trust must be accounted for as if they are Company assets or liabilities, therefore, all earnings and expenses are recorded in our consolidated financial statements. The Deferred Compensation Plan's assets and liabilities approximated $9.0 million and $10.4 million in fiscal 2012 and 2011, respectively. Of these amounts, $0.6 million was included in Prepaid and other expenses and Accrued liabilities - Payroll and related costs for both fiscal 2012 and 2011, and $7.4 million and $8.2 million was included in Other assets, net and Other deferred liabilities in the fiscal 2012 and 2011 Consolidated Balance Sheets, respectively. The investment in RTI common stock and the related liability payable in RTI common stock, which totaled $1.0 million and $1.6 million as of June 5, 2012 and May 31, 2011, respectively, is reflected in Shareholders' Equity in the Consolidated Balance Sheets.

Executive Retirements
During the fourth quarter of fiscal 2012, our then Chief Financial Officer and Chief Technology Officer separated employment with the Company. As of June 5, 2012, we recorded severance expense of $1.7 million in connection with separation agreements with these executives, which represents obligations pursuant to the Ruby Tuesday, Inc. Severance Pay Plan of two times base salary for both executives. In addition, we recorded additional share-based compensation of $0.4 million for these executives due to the accelerated vesting or modification of certain share-based awards in connection with their separation from the Company.

On June 6, 2012, we announced that Samuel E. Beall, III, our founder, President,Chief Executive Officer, and Chairman of the Board of Directors, decided to step down from management and the Board of Directors. Mr. Beall intends to step down once the Company names his successor. In connection with a transition agreement between the Company and Mr. Beall, the material terms of which were finalized as of June 5, 2012, we accrued $2.2 million of severance during the fourth quarter of fiscal 2012. Mr. Beall's severance payment will be payable 60 days after his departure from the Company.

As previously mentioned, Mr. Beall will receive a lump sum payment of $8.1 million, representing the full amount due to him under the Executive Supplemental Pension Plan, six-months following his retirement. Should Mr. Beall retire prior to November 30, 2012, as is currently agreed, this payment will be required in fiscal 2013. Due to the significance of this payment to the Executive Supplemental Pension Plan as a whole, the payment will constitute a partial plan settlement which will require a special valuation. In addition to the expense we routinely record for the Executive Supplemental Pension Plan, a charge estimated to approximate $2.8 million will then be recorded, representing the recognition of a pro rata portion (calculated as the percentage reduction in the projected benefit obligation due to the lump-sum payment) of the then unrecognized loss recorded within accumulated other comprehensive loss.

INCOME TAXES	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
INCOME TAXES [Abstract]
INCOME TAXES
NOTE J – INCOME TAXES

We had a liability for unrecognized tax benefits of $9.2 million and $6.4 million as of December 4, 2012 and June 5, 2012, respectively. As of December 4, 2012 and June 5, 2012, the total amount of unrecognized tax benefits that, if recognized, would impact our effective tax rate was $4.0 million and $4.2 million, respectively. The liability for unrecognized tax benefits as of December 4, 2012 includes $0.9 million related to tax positions for which it is reasonably possible that the total amounts could change within the next twelve months based on the outcome of examinations and negotiations with tax authorities.

Interest and penalties related to unrecognized tax benefits are recognized as components of income tax expense. As of December 4, 2012 and June 5, 2012, we had accrued $1.1 million and $1.0 million, respectively, for the payment of interest and penalties. During the first 26 weeks of fiscal 2013, accrued interest and penalties increased by $0.1 million, all of which affected the effective tax rate for the same time period.

Under Accounting Standards Codification 740 ("ASC 740"), companies are required to apply their estimated annual tax rate on a year-to-date basis in each interim period. Under ASC 740, companies should not apply the estimated annual tax rate to interim financial results if the estimated annual tax rate is not reliably predictable. In this situation, the interim tax rate should be based on the actual year-to-date results. Based on our current projections, a small change in pre-tax earnings would result in a material change in the estimated annual effective tax rate, producing significant variations in the customary relationship between income tax expense and pre-tax accounting income in interim periods. As such, and in contrast with our previous methods of recording income tax expense, we recorded a tax benefit for the first and second quarters of fiscal 2013 based on the actual year-to-date results, in accordance with ASC 740.

We recorded a tax benefit of $13.7 million and $16.0 million during the 13- and 26-week periods ended December 4, 2012, respectively, compared to tax expense of $0.3 million and $0.8 million during the 13- and 26-week periods ended November 29, 2011. The change in income taxes was attributable to a change in method of recording interim income tax expense as discussed above, coupled with lower pre-tax income for the current year periods as compared to those same periods of the prior year, an increase in the tax benefit of FICA Tip and Work Opportunity credits based on that change in accounting method, and a decrease in unrecognized tax benefits for the quarter.

At December 4, 2012, we are no longer subject to U.S. federal income tax examinations by tax authorities for fiscal years prior to 2008 with the exception of our fiscal years 2004 and 2005 as a result of fiscal 2009 NOL carryback, and with few exceptions, state and local examinations by tax authorities prior to fiscal year 2008.

10. Income Taxes

Income tax (benefit)/expense includes the following components (in thousands):

	2012	2011	2010
Current:
Federal	$2,199	$5,378	$(6,387)
State	3,103	1,720	(822)
Foreign	155	132	107
	5,457	7,230	(7,102)
Deferred:
Federal	(18,634)	(2,218)	16,900
State	(1,573)	732	2,616
	(20,207)	(1,486)	19,516
	$(14,750)	$5,744	$12,414

Deferred tax assets and liabilities are comprised of the following (in thousands):

	2012	2011
Deferred tax assets:
Employee benefits	$27,510	$26,857
General business credits carryforward	21,675	10,957
Escalating minimum rents	18,438	18,151
State net operating losses	7,672	6,822
Goodwill	7,012	1,664
Insurance reserves	6,500	5,886
Closed restaurant lease reserves	2,704	794
Gift certificate income	1,915	1,684
Deferred gain on sale-leaseback transactions	1,685	-
Other	7,180	7,361
Gross deferred tax assets	102,291	80,176
Deferred tax asset valuation allowances	(2,392)	(1,501)
Net deferred tax assets	$99,899	$78,675

Deferred tax liabilities:
Depreciation	(99,901)	(94,005)
Smallwares	(2,882)	(2,698)
Prepaid deductions	(2,472)	(2,323)
Partnership investments	(380)	(3,328)
Other	(4,697)	(4,815)
Total deferred tax liabilities	(110,332)	(107,169)
Net deferred tax liability	$(10,433)	$(28,494)

Reported in Consolidated Balance Sheets as:
Deferred income taxes - current asset	$27,134	$14,429
Deferred income taxes - noncurrent liability	(37,567)	(42,923)
	$(10,433)	$(28,494)

We record deferred tax assets for various items. Included in income tax expense for the years ended June 5, 2012 and May 31, 2011 was $0.9 million and $1.5 million, respectively, representing the change in our valuation allowance for state net operating losses that, in the judgment of management, are not more likely than not to be realized. This determination factored in the scheduled reversal of deferred tax liabilities (including the impact of available carryback and carryforward periods), projected taxable income, and tax-planning strategies. Primarily as a result of state tax planning, the Company has a three-year cumulative pre-tax loss in certain states which was given significant weight in our assessment.

At June 5, 2012, we had state net operating loss carryforwards of approximately $157.7 million which expire at varying times between fiscal 2013 and 2032. During fiscal 2009, RTI generated a federal net operating loss of $55.9 million, a substantial portion of which related to a tax accounting method change as permitted by the Internal Revenue Service relating to the expensing of certain repairs. As a result of the carryback of the loss to fiscal 2007, during fiscal 2010 we collected federal and state income tax refunds totaling $21.5 million.

A reconciliation from the statutory federal income tax (benefit)/expense to the reported income tax (benefit)/expense is as follows (in thousands):

	2012	2011	2010

Statutory federal income taxes	$(5,228)	$18,418	$20,215
State income taxes, net of federal income tax benefit	(1,956)	228	955
FICA tip credit	(8,285)	(8,264)	(7,735)
Work opportunity tax credit	(2,189)	(2,624)	(1,352)
Other federal tax credits	(384)	(197)	(179)
Goodwill impairment	1,750	-	-
Other, net	1,542	(1,817)	510
	$(14,750)	$5,744	$12,414

We had a liability for unrecognized tax benefits of $6.4 million at June 5, 2012, $4.2 million of which, if recognized, would impact our effective tax rate. A reconciliation of the beginning and ending amount of unrecognized tax benefits for fiscal 2012 and 2011 follows (in thousands):

	2012	2011
Beginning of year	$5,171	$3,415
Additions for tax positions related to the current year	901	624
Additions for tax positions of prior years	2,079	1,668
Reductions for tax positions of prior years	(764)	(60)
Reductions for settlements with taxing authorities	(110)	-
Reductions due to statute settlements	(853)	(476)
End of year	$6,424	$5,171

The liability for unrecognized tax benefits as of June 5, 2012 includes $1.8 million related to tax positions for which it is reasonably possible that the total amounts could change within the next twelve months based on the outcome of examinations and negotiations with tax authorities.

As discussed in Note 1 to the Consolidated Financial Statements, our policy is to accrue interest related to potential underpayment of income taxes within the provision for income taxes. Interest is computed on the difference between our uncertain tax benefit positions and the amount deducted or expected to be deducted in our tax returns. At June 5, 2012, we had $1.0 million of accrued interest and penalties related to unrecognized tax benefits.

During 2012, accrued interest and penalties decreased by $0.6 million, of which $0.5 million affected the 2012 effective tax rate. If we were to prevail on all uncertain tax positions, the reversal of this accrual would also be a benefit to our effective tax rate. At June 5, 2012, total liabilities of $7.4 million, including the above-mentioned $1.0 million for the payment of accrued interest and penalties, are included in Accrued liabilities - Rent and other and Other deferred liabilities as reported on the Consolidated Balance Sheets.

At June 5, 2012, we are no longer subject to U.S. federal income tax examinations by tax authorities for fiscal years prior to 2008 with the exception of our fiscal years 2004 and 2005 as a result of fiscal 2009 NOL carryback, and with few exceptions, state and local examinations by tax authorities prior to fiscal year 2008.

SHARE-BASED EMPLOYEE COMPENSATION	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
Capital Stock and Share-Based Employee Compensation [Abstract]
SHARE-BASED EMPLOYEE COMPENSATION
NOTE K – SHARE-BASED EMPLOYEE COMPENSATION

We compensate our employees and directors using share-based compensation through the following plans:

The Ruby Tuesday, Inc. Stock Incentive and Deferred Compensation Plan for Directors
Under the Ruby Tuesday, Inc. Stock Incentive and Deferred Compensation Plan for directors (the "Directors' Plan"), non-employee directors are eligible for awards of share-based incentives. Restricted shares granted under the Directors' Plan either cliff vest after a one year period or vest in equal amounts after one, two, and three years provided the director continually serves on the Board of Directors. Options issued under the Directors' Plan become vested after 30 months and are exercisable until five years after the grant date. Stock option exercises are settled with the issuance of new shares of common stock.

All options awarded under the Directors' Plan have been at the fair market value at the time of grant. A committee, appointed by the Board of Directors, administers the Directors' Plan. At December 4, 2012, we had reserved 36,000 shares of common stock under the Directors' Plan, 35,000 of which were subject to options outstanding, for a net of 1,000 shares of common stock currently available for issuance under the Directors' Plan.

The Ruby Tuesday, Inc. 2003 Stock Incentive Plan and the Ruby Tuesday, Inc. 1996 Stock Incentive Plan
A committee, appointed by the Board of Directors, administers the Ruby Tuesday, Inc. 2003 Stock Incentive Plan ("2003 SIP") and the Ruby Tuesday, Inc. 1996 Stock Incentive Plan ("1996 SIP"), and has full authority in its discretion to determine the key employees and officers to whom share-based incentives are granted and the terms and provisions of share-based incentives. Option grants under the 2003 SIP and 1996 SIP can have varying vesting provisions and exercise periods as determined by such committee. Options granted under the 2003 SIP and 1996 SIP vest in periods ranging from immediate to fiscal 2014, with the majority vesting within three years following the date of grant, and the majority expiring five or seven (but some up to 10) years after grant. A majority of the currently unvested restricted shares granted in fiscal year 2013 are performance-based and a majority of the unvested restricted shares granted in fiscal year 2012 are service-based. All of the currently unvested restricted shares granted during fiscal 2011 are service-based. The 2003 SIP and 1996 SIP permit the committee to make awards of shares of common stock, awards of stock options or other derivative securities related to the value of the common stock, and certain cash awards to eligible persons. These discretionary awards may be made on an individual basis or for the benefit of a group of eligible persons. All options awarded under the 2003 SIP and 1996 SIP have been awarded with an exercise price equal to the fair market value at the time of grant.

At December 4, 2012, we had reserved a total of 4,772,000 and 938,000 shares of common stock for the 2003 SIP and 1996 SIP, respectively. Of the reserved shares at December 4, 2012, 1,645,000 and 938,000 were subject to options outstanding for the 2003 SIP and 1996 SIP, respectively. Stock option exercises are settled with the issuance of new shares. Net shares of common stock available for issuance at December 4, 2012 under the 2003 SIP and 1996 SIP were 3,127,000 and negligible, respectively.

New Chief Executive Officer Awards
On December 1, 2012, James J. Buettgen became President and CEO of the Company. In connection with Mr. Buettgen's appointment as CEO, on December 3, 2012 he received an initial award of approximately 68,000 service-based restricted shares and 102,000 performance-based restricted shares, which both cliff vest 2.5 years following the grant date. Pursuant to the terms of Mr. Buettgen's employment agreement, the Company has guaranteed the earning of the performance-based restricted shares at the greater of the target value of the award or based on the Company's achievement of certain performance conditions related to fiscal 2013 performance, which will be measured in the first quarter of fiscal 2014.

In addition to the above, on December 3, 2012, Mr. Buettgen received a one-time make-whole equity award which was comprised of approximately 179,000 service-based restricted shares and 253,000 service-based stock options. The restricted shares cliff vest 2.5 years following the grant date and the stock options vest in three equal annual installments over three years following the date of grant.

Finally, on that same date, Mr. Buettgen received a one-time high-performance and inducement award which was comprised of approximately 250,000 service-based restricted shares, 250,000 service-based stock options, and 250,000 performance-based stock options. The restricted shares cliff vest 2.5 years following the grant date and the service-based stock options vest in three equal annual installments over three years following the date of grant. The performance-based stock options will cliff vest if and when the Company's stock price appreciates to $14 per share for a period of 20 consecutive days within Mr. Buettgen's first three years of employment.

Stock Options
The following tables summarize the activity in options for the 26 weeks ended December 4, 2012 under these stock option plans (in thousands, except per-share data):

		Weighted-
		Average
Service-based vesting:	Options	Exercise Price
Balance at June 5, 2012	2,716	$8.79
Granted	503	7.81
Exercised	(28)	6.24
Forfeited	(70)	8.99
Balance at December 4, 2012	3,121	$8.65

Exercisable at December 4, 2012	2,497	$8.79

		Weighted-
		Average
Performance-based vesting:	Options	Exercise Price
Balance at June 5, 2012	–	$–
Granted	250	7.81
Balance at December 4, 2012	250	$7.81

Exercisable at December 4, 2012	–	$–

Included in the outstanding balance shown above are approximately 1.3 million of out-of-the-money options. Of this amount, 0.2 million of these options expired out-of-the-money subsequent to December 4, 2012.

At December 4, 2012, there was approximately $2.8 million of unrecognized pre-tax compensation expense related to non-vested stock options. This cost is expected to be recognized over a weighted-average period of 1.9 years.

Restricted Stock
The following tables summarize our restricted stock activity for the 26 weeks ended December 4, 2012 (in thousands, except per-share data):

		Weighted-Average
	Restricted	Grant-Date
Service-based vesting:	Stock	Fair Value
Non-vested at June 5, 2012	797	$8.37
Granted	773	7.42
Vested	(291)	7.50
Forfeited	–	–
Non-vested at December 4, 2012	1,279	$7.99

		Weighted-Average
	Restricted	Grant-Date
Performance-based vesting:	Stock	Fair Value
Non-vested at June 5, 2012	423	$7.75
Granted	344	6.99
Vested	(85)	7.29
Forfeited	(314)	7.87
Non-vested at December 4, 2012	368	$7.04

The fair values of the restricted share awards reflected above were based on the fair market value of our common stock at the time of grant. At December 4, 2012, unrecognized compensation expense related to restricted stock grants expected to vest totaled approximately $9.0 million and will be recognized over a weighted average vesting period of approximately 2.5 years.

During the second quarter of fiscal 2013, RTI granted approximately 63,000 restricted shares to non-employee directors under the terms of the Directors' Plan. These shares cliff vest over a one year period following grant of the award.

During the first quarter of fiscal 2013, we granted approximately 213,000 service-based restricted shares and 242,000 performance-based restricted shares of our common stock to certain employees under the terms of the 2003 SIP and 1996 SIP. The service-based restricted shares cliff vest 2.5 years following the grant date. Vesting of the performance-based restricted shares is also contingent upon the Company's achievement of certain performance conditions related to fiscal 2013 performance, which will be measured in the first quarter of fiscal 2014. In addition to satisfaction of the performance conditions for the performance-based restricted shares, recipients must satisfy the same service condition as described above for the service-based restricted shares.

Also during the first quarter of fiscal 2013, the Executive Compensation and Human Resources Committee of the Board of Directors determined that the performance condition was not achieved for 314,000 performance-based restricted shares awarded in August 2011 to vest. As a result, the restricted shares were cancelled and returned to the pool of shares available for grant under the 2003 SIP and 1996 SIP.

11. Capital Stock and Share-Based Employee Compensation

Preferred Stock - RTI is authorized, under its Certificate of Incorporation, to issue up to 250,000 shares of preferred stock with a par value of $0.01. These shares may be issued from time to time in one or more series. Each series will have dividend rates, rights of conversion and redemption, liquidation prices, and other terms or conditions as determined by the Board of Directors. No preferred shares have been issued as of June 5, 2012 and May 31, 2011.

2010 Common Stock Offering - On July 28, 2009, we sold 11.5 million shares of Ruby Tuesday, Inc. common stock in an underwritten public offering at $6.75 per share, less underwriting discounts. The amount sold included 1.5 million shares sold in connection with the exercise of an over-allotment option granted to the underwriters. The shares sold were issued pursuant to a shelf registration statement on Form S-3, which was filed with the SEC on June 25, 2009. We received approximately $73.1 million in net proceeds from the sale of the shares, after deducting underwriting discounts and offering expenses. The net proceeds were used to repay indebtedness under our Prior Credit Facility.

The Ruby Tuesday, Inc. Stock Incentive and Deferred Compensation Plan for Directors - Under the Ruby Tuesday, Inc. Stock Incentive and Deferred Compensation Plan for Directors ("Directors' Plan"), non-employee directors are eligible for awards of share-based incentives. Restricted shares granted under the Directors' Plan vest in equal amounts after one, two, and three years provided the director continually serves on the Board. Options issued under the Directors' Plan become vested after 30 months and are exercisable until five years after the grant date. Stock option exercises are settled with the issuance of new shares of common stock.

All options and restricted shares awarded under the Directors' Plan have been at the fair market value at the time of grant. A committee, appointed by the Board of Directors, administers the Directors' Plan. At June 5, 2012, we had reserved 111,000 shares of common stock under the Directors' Plan, 47,000 of which were subject to options outstanding, for a net of 64,000 shares of common stock currently available for issuance under the Directors' Plan.

The Ruby Tuesday, Inc. 2003 Stock Incentive Plan and the Ruby Tuesday, Inc. 1996 Stock Incentive Plan - A committee, appointed by the Board of Directors, administers the Ruby Tuesday, Inc. 2003 Stock Incentive Plan (the "2003 SIP") and the Ruby Tuesday, Inc. 1996 Stock Incentive Plan (the "1996 SIP"), and has full authority in its discretion to determine the key employees and officers to whom share-based incentives are granted and the terms and provisions of share-based incentives. Option grants under the 2003 SIP and 1996 SIP can have varying vesting provisions and exercise periods as determined by such committee. Options granted under the 2003 SIP and 1996 SIP vest in periods ranging from immediate to fiscal 2014, with the majority vesting within three years following the date of grant, and the majority expiring five or seven (but some up to 10) years after grant. A majority of the currently unvested restricted shares granted in fiscal 2012 are performance-based. All of the currently unvested restricted shares granted during fiscal 2011, and a majority of the currently unvested restricted shares granted in fiscal 2010, are service-based. The 2003 SIP and 1996 SIP permit the committee to make awards of shares of common stock, awards of stock options or other derivative securities related to the value of the common stock, and certain cash awards to eligible persons. These discretionary awards may be made on an individual basis or for the benefit of a group of eligible persons. All options awarded under the 2003 SIP and 1996 SIP have been awarded with an exercise price equal to the fair market value at the time of grant.

At June 5, 2012, we had reserved a total of 4,869,000 and 998,000 shares of common stock for the 2003 SIP and 1996 SIP, respectively. Of the reserve shares at June 5, 2012, 1,713,000 and 956,000 were subject to options outstanding for the 2003 SIP and 1996 SIP, respectively. Stock option exercises are settled with the issuance of new shares. Net shares of common stock available for issuance at June 5, 2012 under the 2003 SIP and 1996 SIP were 3,156,000 and 42,000, respectively.

Stock Options
The following table summarizes the activity in options under these stock option plans (Options and Aggregate Intrinsic Value are in thousands):

	Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (years)	Aggregate Intrinsic Value
Balance at June 2, 2009	4,802	$23.06
Granted	622	6.58
Exercised	-	-
Forfeited	(1,378)	25.46

Balance at June 1, 2010	4,046	$19.70
Granted	927	9.39
Exercised	(249)	7.64
Forfeited	(1,485)	29.70

Balance at May 31, 2011	3,239	$13.10
Granted	253	7.87
Exercised	(61)	5.82
Forfeited	(715)	28.24
Balance at June 5, 2012	2,716	$8.79	3.48	$ 197

Exercisable	2.283	$8.79	3.09	$ 197

The aggregate intrinsic value represents the closing stock price as of June 5, 2012 less the strike price, multiplied by the number of options that have a strike price that is less than that closing stock price. The total intrinsic value of options exercised during fiscal 2012 and 2011 was $0.1 million and $1.5 million, respectively. There were no stock options exercised during fiscal 2010.

Included in the outstanding balance at June 5, 2012 in the table above are 2.1 million out-of-the-money options. Of this amount, we expect that at least 202,000 of these options will expire out-of-the-money in the next fiscal year.

At June 5, 2012, there was approximately $0.2 million of unrecognized pre-tax compensation expense related to non-vested stock options. This cost is expected to be recognized over a weighted-average period of 1.0 years. The total fair value at grant date of awards vested during fiscal 2012, 2011, and 2010 totaled $5.5 million, $4.4 million, and $5.2 million, respectively.

During fiscal 2012, 2011, and 2010, we granted approximately 253,000, 927,000, and 622,000 stock options, respectively, to certain employees under the terms of the 2003 SIP and 1996 SIP. The stock options awarded in those fiscal years vest in equal annual installments over a three-year period following grant of the award, and have a maximum life of seven years. There are no performance-based vesting requirements associated with these stock options. These stock options do provide for immediate vesting if the optionee retires during the option period. For employees meeting this criterion at the time of grant, the accelerated vesting provision renders the requisite service condition non-substantive and we therefore fully expense the fair value of stock options awarded to retirement-eligible employees on the date of grant. As a result, we recorded during the first quarters of fiscal 2012, 2011, and 2010 an expense of $1.2 million, $2.3 million, and $1.2 million, respectively, related to stock options awarded to our CEO.

The weighted average fair value at date of grant for options granted during fiscal 2012, 2011, and 2010 was $4.60, $5.42, and $3.69 per share, respectively. With the exception of options awarded to our CEO, the grant date fair value of stock options is amortized over the respective vesting period of the grants. Our CEO was the only person to receive an award of stock options during fiscal 2012. The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions:

	2012	2011	2010

Risk-free interest rate	0.80%	1.52%	2.20%
Expected dividend yield	0%	0%	0%
Expected stock price volatility	0.7563	0.7336	0.6945
Expected life (in years)	4.50	4.50	4.50

Restricted Stock
The following table summarizes the status of our restricted stock activity (in thousands, except per-share data):

		2012		2011	2010
	Shares	Weighted Average Fair Value	Shares	Weighted Average Fair Value	Shares	Weighted Average Fair Value
Performance-Based Vesting:
Non-vested at beginning of year	299	$7.24	721	$7.13	1,195	$7.64
Granted	384	7.87	-	-	348	6.58
Vested	(260)	7.33	(421)	7.05	(186)	7.64
Forfeited	-	-	(1)	7.82	(636)	7.64
Non-vested at end of year	423	$7.75	299	$7.24	721	$7.13

Service-Based Vesting:
Non-vested at beginning of year	551	$8.22	427	$7.42	208	$8.97
Granted	495	8.30	235	10.21	299	7.01
Vested	(248)	7.89	(111)	9.39	(78)	9.99
Forfeited	(1)	9.39	-	-	(2)	7.63
Non-vested at end of year	797	$8.37	551	$8.22	427	$7.42

The fair values of restricted share awards were based on the fair market value of our common stock at the time of grant. At June 5, 2012, unrecognized compensation expense related to restricted stock grants expected to vest totaled approximately $3.8 million and will be recognized over a weighted-average vesting period of approximately 2.8 years.

During the first quarter of fiscal 2012, we granted approximately 186,000 service-based restricted shares and 384,000 performance-based restricted shares of our common stock to certain employees under the terms of the 2003 SIP and 1996 SIP. The service-based restricted shares cliff vest on December 1, 2013. Vesting of the performance-based restricted shares, including 203,000 shares that were awarded to our CEO, is also contingent upon the Company's achievement of certain performance conditions related to fiscal 2012 performance, which will be measured in the first quarter of fiscal 2013. In addition to satisfaction of the performance conditions for the performance-based restricted shares, recipients must satisfy the same service condition as described above for the service-based restricted shares.

For the same reason as mentioned above in regards to our stock options, we recorded during the first quarter of fiscal 2012 an expense of $0.7 million related to the performance-based restricted shares awarded on August 23, 2011 to our CEO. The expense we recorded for this award was determined using a model that estimated the projected achievement of the performance conditions.

During the fourth quarter of fiscal 2012, we granted approximately 221,000 service-based restricted shares of our common stock to certain employees under the terms of the 2003 SIP. The shares vest in three equal installments over periods ranging from the grant date through October 2015, 2016, and 2017.

During fiscal 2011, we granted approximately 174,000 service-based restricted shares of our common stock to certain employees under the terms of the 1996 SIP. The service-based restricted shares cliff vest over a three-year period. Also during fiscal 2011, we awarded approximately 124,000 shares of our common stock to our retirement-eligible CEO and recognized an expense of $1.2 million on the grant date.

During fiscal 2010, we granted approximately 201,000 time-based restricted shares of common stock and 348,000 performance-based restricted shares of common stock under the terms of the 2003 SIP and 1996 SIP. Vesting of the performance-based restricted shares, including 177,000 shares that were awarded to our CEO, was also contingent upon the Company's achievement of a certain performance condition related to fiscal 2010 performance. We recorded during the first quarter of fiscal 2010 an expense of $1.2 million related to the performance-based restricted shares awarded on July 7, 2009 to our CEO. Also during fiscal 2010, we awarded approximately 177,000 shares of common stock to our CEO and recognized an expense of $1.2 million on the grant date. The Executive Compensation and Human Resources Committee of the Board of Directors determined during the first quarter of fiscal 2011 that the performance condition for vesting was achieved for all of the performance-based restricted shares awarded in fiscal 2010.

During the first quarter of fiscal 2010, the Executive Compensation and Human Resources Committee of the Board of Directors determined achievement of the performance condition for the restricted shares awarded during fiscal 2009 and 2008. As a result, approximately 559,000 restricted shares were earned due to achievement of the performance condition and the remaining approximately 636,000 restricted shares were forfeited and returned to the pool of shares available for grant under the 2003 SIP and 1996 SIP.

During fiscal 2012, 2011, and 2010, we granted approximately 88,000, 61,000, and 97,000 restricted shares, respectively, to non-employee directors. The shares awarded in fiscal 2012 vest over a one year period and the shares awarded in fiscal 2011 and 2010 vest in three equal installments over a three-year period following grant of the award.

COMMITMENTS AND CONTINGENCIES	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE L – COMMITMENTS AND CONTINGENCIES

Litigation
We are presently, and from time to time, subject to pending claims and lawsuits arising in the ordinary course of business. We provide reserves for such claims when payment is probable and estimable in accordance with GAAP. At this time, in the opinion of management, the ultimate resolution of pending legal proceedings, including the matter referred to below, will not have a material adverse effect on our operations, financial position, or cash flows.

On September 30, 2009, an age discrimination case styled Equal Employment Opportunity Commission (Pittsburgh) v. Ruby Tuesday, Inc., was filed in the United States District Court for the Western District of Pennsylvania. The U.S. Equal Employment Opportunity Commission ("EEOC") Pittsburgh Area Office alleges in the suit that the Company was in violation of the Age Discrimination in Employment Act ("ADEA") by failing to hire employees within the protected age group in five Pennsylvania restaurants and one Ohio restaurant. On October 19, 2009, the EEOC filed a Notice of an ADEA Directed Investigation ("DI"), regarding potential age discrimination in violation of the ADEA in hiring and discharge for all positions at all restaurant facilities. We have denied the allegations in the lawsuit and are vigorously defending against both the suit and the DI. We have filed motions seeking to dismiss the lawsuit based on the EEOC's failure to conciliate the matter prior to filing suit and objecting to the EEOC filing suit and launching the DI simultaneously. Discovery is ongoing in both matters. Despite the pending suit and DI, we do not believe that this matter will have a material adverse effect on our operations, financial position, or cash flows.

On November 8, 2010, a personal injury case styled Dan Maddy v. Ruby Tuesday, Inc., which had been filed in the Circuit Court for Rutherford County, Tennessee, was resolved through mediation. Included in the Maddy settlement was a payment made by our secondary insurance carrier of $2,750,000. Despite making this voluntary payment, our secondary insurance carrier filed a claim against us based on our alleged failure to timely notify the carrier of the Maddy case in accordance with the terms of the policy.

We believe our secondary insurance carrier received timely notice in accordance with the policy and we are vigorously defending this matter. Should we incur potential liability to our secondary carrier, we believe we have indemnification claims against two claims administrators.

We believe, and have obtained a consistent opinion from outside counsel, that we have valid coverage under our insurance policies for any amounts in excess of our self-insured retention. We believe this provides a basis for not recording a liability for any contingency associated with the Maddy settlement. We further believe we have the right to the indemnification referred to above. Based on the information currently available, our December 4, 2012 and June 5, 2012 Condensed Consolidated Balance Sheets reflect no accrual relating to the Maddy case. There can be no assurance, however, that we will be successful in our defense of our carrier's claim against us.

12. Commitments and Contingencies

Guarantees
During fiscal 2011, we had certain third-party guarantees, which primarily arose in connection with our franchising activities. Generally, we are required to perform under these guarantees in the event that a third-party fails to make contractual payments or, in the case of franchise partnership debt guarantees, to achieve certain performance measures.

Franchise Partnership Guarantees
On December 1, 2010, we entered into the Credit Facility, which replaced both the Prior Credit Facility discussed in Note 7 to the Consolidated Financial Statements and the $48.0 million credit facility discussed below.

As part of the Credit Facility, in December 2010 we negotiated with various lenders a $50.0 million Franchise Facility Subcommitment, which covers our guarantees of debt of the franchise partners and replaced the $48.0 million Franchise Facility which had previously assisted the franchise partnerships with working capital needs and cash flows for operations. Under the Franchise Facility Subcommitment we served as partial guarantor, and in certain circumstances full guarantor, of the draws made by the franchise partnerships. All commitments were for 12 months at the time we entered into the Credit Facility.

As discussed further in Note 3 to the Consolidated Financial Statements, we acquired 11 of our then 13 franchise partnerships during fiscal 2011. The remaining two franchise partnerships, the Seattle and Utah franchisees, are discussed below.

On January 23, 2011, our Seattle franchise partnership closed its four restaurants. At the time of the Seattle closures, we had guarantees in place for two of Seattle's loans, a $3.5 million loan which had been fully guaranteed under the terms of the Franchise Facility Subcommitment and a $1.2 million loan relating to one of the two cancelled facilities, for which we provided a 30% guarantee. On January 28, 2011, notice was received from the lenders of the Franchise Facility Subcommitment that a default had occurred and we thus paid our $3.5 million guarantee shortly thereafter. The amount of payment required under the second guarantee was $0.2 million, which we have also paid. During the fourth quarter of fiscal 2012, our Seattle franchise partnership was dissolved.

During January 2011, our Utah franchise partnership closed five of its six restaurants. On February 25, 2011, we acquired the remaining restaurant owned by our Utah franchise partnership for $2.0 million. At the time of acquisition, we had a guarantee in place for a $5.0 million line of credit owed by Utah which had been fully guaranteed under the terms of the Franchise Facility Subcommitment. Under the terms of the purchase agreement, Utah paid down its $5.0 million line of credit with the full proceeds of the $2.0 million purchase price. On February 28, 2011, notice was received from the lenders of the Franchise Facility Subcommitment that a default had occurred, and we subsequently paid the remaining $3.0 million guarantee on March 1, 2011. We do not believe we are liable for any of Utah's other debts.

As of June 5, 2012, all amounts guaranteed under the Franchise Facility Subcommitment and the cancelled facilities have been settled.

Insurance Programs
We are currently self-insured for a portion of our current and prior years' workers' compensation, employment practices liability, general liability, and automobile liability losses (collectively, "casualty losses") as well as property losses and certain other insurable risks. To mitigate the cost of our exposures for certain property and casualty losses, we make annual decisions to either retain the risks of loss up to a certain maximum per occurrence, aggregate loss limits negotiated with our insurance carriers, or fully insure those risks. We are also self-insured for healthcare claims for eligible participating employees subject to certain deductibles and limitations. We have accounted for our retained liabilities for casualty losses and healthcare claims, including reported and incurred but not reported claims, based on information provided by third-party actuaries. At June 5, 2012, we were committed under letters of credit totaling $9.3 million issued primarily in connection with our workers' compensation and casualty insurance programs.

Litigation
We are presently, and from time to time, subject to pending claims and lawsuits arising in the ordinary course of business. We provide reserves for such claims when payment is probable and estimable in accordance with GAAP. At this time, in the opinion of management, the ultimate resolution of pending legal proceedings, including the matter referred to below, will not have a material adverse effect on our operations, financial position, or cash flows.

On September 30, 2009, the U.S. Equal Employment Opportunity Commission ("EEOC") Pittsburgh Area Office filed suit in the United States District Court for the Western District of Pennsylvania, alleging the Company was in violation of the Age Discrimination in Employment Act ("ADEA") by failing to hire employees within the protected age group in five Pennsylvania restaurants and one Ohio restaurant. On October 19, 2009, the EEOC filed a Notice of an ADEA Directed Investigation ("DI"), regarding potential age discrimination in violation of the ADEA in hiring and discharge for all positions at all restaurant facilities. We have denied the allegations in the lawsuit and are vigorously defending against both the suit and the DI. Discovery in both matters is underway. Despite the pending suit and DI, we do not believe that this matter will have a material adverse effect on our operations, financial position, or cash flows.

On November 8, 2010, a personal injury case styled Dan Maddy v. Ruby Tuesday, Inc., which had been filed in the Circuit Court for Rutherford County, Tennessee, was resolved through mediation. Included in the Maddy settlement was a payment made by our secondary insurance carrier of $2,750,000. Despite making this voluntary payment, our secondary insurance carrier filed a claim against us based on our alleged failure to timely notify the carrier of the Maddy case in accordance with the terms of the policy.

We believe our secondary insurance carrier received timely notice in accordance with the policy and we are vigorously defending this matter. Should we incur potential liability to our secondary carrier, we believe we have indemnification claims against two claims administrators.

We believe, and have obtained a consistent opinion from outside counsel, that we have valid coverage under our insurance policies for any amounts in excess of our self-insured retention. We believe this provides a basis for not recording a liability for any contingency associated with the Maddy settlement. We further believe we have the right to the indemnification referred to above. Based on the information currently available, our June 5, 2012 and May 31, 2011 Consolidated Balance Sheets reflect no accrual relating to the Maddy case. There can be no assurance, however, that we will be successful in our defense of our carrier's claim against us.

Purchase Commitments
We have minimum purchase commitments with various vendors. Outstanding commitments as of June 5, 2012 were approximately $85.7 million. These obligations consist of supplies, advertising, utility contracts, and various types of meat, beverages, and other food products, which are an integral part of our business operations.

FAIR VALUE MEASUREMENTS	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
FAIR VALUE MEASUREMENTS [Abstract]
Fair Value Measurements
NOTE M – FAIR VALUE MEASUREMENTS

The following table presents the fair values of our financial assets and liabilities measured at fair value on a recurring basis and the level within the fair value hierarchy in which the measurements fall (in thousands):

	Level	December 4, 2012	June 5, 2012
Deferred compensation plan: other investments – Assets	1	$8,240	$7,974
Deferred compensation plan: other investments – Liabilities	1	(8,240)	(7,974)
Deferred compensation plan: RTI common stock – Equity	1	1,063	1,008
Deferred compensation plan: RTI common stock – Equity	1	(1,063)	(1,008)
Total		$–	$–

During the 13 and 26 weeks ended December 4, 2012 and November 29, 2011, there were no transfers among levels within the fair value hierarchy.

The Ruby Tuesday, Inc. 2005 Deferred Compensation Plan (the "Deferred Compensation Plan") and the Ruby Tuesday, Inc. Restated Deferred Compensation Plan (the "Predecessor Plan") are unfunded, non-qualified deferred compensation plans for eligible employees. Assets earmarked to pay benefits under the Deferred Compensation Plan and Predecessor Plan are held by a rabbi trust. We report the accounts of the rabbi trust in our Condensed Consolidated Financial Statements. The investments held by these plans are reported at fair value. The realized and unrealized holding gains and losses related to these investments, as well as the offsetting compensation expense, is recorded in Selling, general and administrative expense in the Condensed Consolidated Financial Statements.

The following table presents the fair values for those assets and liabilities measured on a non-recurring basis and remaining on our Condensed Consolidated Balance Sheets as of December 4, 2012 and June 5, 2012 (in thousands):

	Fair Value Measurements
	Level	December 4, 2012	June 5, 2012
Long-lived assets held for sale *	2	$23,303	$26,495
Long-lived assets held for use	2	8,204	385
Total		$31,507	$26,880

* Included in the carrying value of long-lived assets held for sale as of December 4, 2012 and June 5, 2012 are $19.1 million and $21.8 million, respectively, of assets included in Construction in progress in the Condensed Consolidated Balance Sheets as we do not expect to sell these assets within the next 12 months.

The following table presents the losses recognized during the 13 and 26 weeks ended December 4, 2012 and November 29, 2011 resulting from fair value measurements of assets and liabilities measured on a non-recurring basis. These losses are included in Closures and impairments in our Condensed Consolidated Statements of Operations and Comprehensive (Loss)/Income (in thousands):

	Thirteen weeks ended		Twenty-six weeks ended
	December 4, 2012	November 29, 2011	December 4, 2012	November 29, 2011
Long-lived assets held for sale	$354	$–	$511	$206
Long-lived assets held for use	18,160	630	18,451	630
	$18,514	$630	$18,962	$836

Long-lived assets held for sale are valued using Level 2 inputs, primarily information obtained through broker listings and sales agreements. Costs to market and/or sell the assets are factored into the estimates of fair value for those assets included in Assets held for sale on our Condensed Consolidated Balance Sheets.

We review our long-lived assets (primarily property, equipment, and, as appropriate, reacquired franchise rights and favorable leases) related to each restaurant to be held and used in the business, whenever events or changes in circumstances indicate that the carrying amount of the long-lived asset may not be recoverable.

Long-lived assets held for use presented in the table above include restaurants or groups of restaurants that were impaired as a result of our quarterly impairment review or restaurants that were impaired as a result of the Ruby Tuesday, Inc. Board of Directors approving on January 9, 2013 management's plan to close 13 Marlin & Ray's restaurants, two Lime Fresh restaurants, and one Wok Hay restaurant during the third quarter of fiscal 2013. From time to time, the table will also include closed restaurants or surplus sites not meeting held for sale criteria that have been offered for sale at a price less than their carrying value.

The Level 2 fair values of our long-lived assets held for use are based on broker estimates of the value of the land, building, leasehold improvements, and other residual assets.

Our financial instruments at December 4, 2012 and June 5, 2012 consisted of cash and cash equivalents, accounts receivable and payable, long-term debt, and letters of credit. The fair values of cash and cash equivalents and accounts receivable and payable approximated carrying value because of the short-term nature of these instruments. The carrying amounts and fair values of our other financial instruments not measured on a recurring basis using fair value, however subject to fair value disclosures are as follows (in thousands):
	December 4, 2012		June 5, 2012
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Long-term debt and capital leases	$308,697	$303,769	$326,663	$312,225
Letters of credit	–	245	–	222

We estimated the fair value of debt and letters of credit using market quotes and present value calculations based on market rates.

13. Fair Value Measurements

The following table presents the fair values of our financial assets and liabilities measured at fair value on a recurring basis and the level within the fair value hierarchy in which the measurements fall (in thousands):

	Level	June 5, 2012	May 31, 2011
Deferred compensation plan: other investments - Assets	1	$7,974	$8,792
Deferred compensation plan: other investments - Liabilities	1	(7,974)	(8,792)
Deferred compensation plan: RTI common stock - Equity	1	1,008	-
Deferred compensation plan: RTI common stock - Equity	1	(1,008)	-
Total		$-	$-

The Ruby Tuesday, Inc. 2005 Deferred Compensation Plan (the "Deferred Compensation Plan") and the Ruby Tuesday, Inc. Restated Deferred Compensation Plan (the "Predecessor Plan") are unfunded, non-qualified deferred compensation plans for eligible employees. Assets earmarked to pay benefits under the Deferred Compensation Plan and Predecessor Plan are held by a rabbi trust. We report the accounts of the rabbi trust in our Consolidated Financial Statements. The other investments held by these plans are considered trading securities and are reported at fair value based on third-party broker statements. The realized and unrealized holding gains and losses related to these other investments, as well as the offsetting compensation expense, is recorded in Selling, general, and administrative expense, net in the Consolidated Financial Statements.

The investment in RTI common stock and related liability payable in RTI common stock are reflected in Shareholders' Equity in the Consolidated Balance Sheets. For fiscal 2011, these amounts were excluded from the fair value table above as these were considered treasury shares and reported at cost. Beginning in fiscal 2012, as the result of the adoption of a new accounting standard, the investment in RTI common stock is reported at fair value based on third-party broker statements. Accordingly, during fiscal 2012 we began recording the realized and unrealized holding gains and losses related to the investment in RTI common stock, as well as the offsetting compensation expense, in Selling, general, and administrative expense, net in the Consolidated Financial Statements.

The following table presents the fair values for those assets and liabilities measured on a non-recurring basis and remaining on our Consolidated Balance Sheets as of June 5, 2012 and May 31, 2011 and the losses recognized from all such measurements during fiscal 2012 and 2011 (in thousands):

	Fair Value Measurements
	June 5, 2012	Level 1	Level 2	Level 3	Losses
Long-lived assets held for sale *	$26,495	$-	$26,495	$-	$891
Long-lived assets held for use	385	-	385	-	12,742
Total	$26,880	$-	$26,880	$-	$13,633

	Fair Value Measurements
	May 31, 2011	Level 1	Level 2	Level 3	Losses
Long-lived assets held for sale *	$24,686	$-	$24,686	$-	$1,600
Long-lived assets held for use	747	-	747	-	4,498
Total	$25,433	$-	$25,433	$-	$6,098

* Included in the carrying value of long-lived assets held for sale as of June 5, 2012 and May 31, 2011 are $21.8 million and $23.3 million, respectively, of assets included in Construction in progress and other in the Consolidated Balance Sheets as we do not expect to sell these assets within the next 12 months.

Long-lived assets held for sale are valued using Level 2 inputs, primarily information obtained through broker listings and sales agreements. Costs to market and/or sell the assets are factored into the estimates of fair value for those assets included in Assets held for sale on our Consolidated Balance Sheets.

We review our long-lived assets (primarily property, equipment, and, as appropriate, reacquired franchise rights) related to each restaurant to be held and used in the business, whenever events or changes in circumstances indicate that the carrying amount of a restaurant may not be recoverable.

Long-lived assets held for use presented in the table above include restaurants or groups of restaurants that were impaired as a result of our quarterly impairment review. From time to time, the table will also include closed restaurants or surplus sites not meeting held for sale criteria that have been offered for sale at a price less than their carrying value.

The Level 2 fair values of our long-lived assets held for use are based on broker estimates of the value of the land, building, leasehold improvements, and other residual assets.

Our financial instruments at June 5, 2012 and May 31, 2011 consisted of cash and short-term investments, accounts receivable and payable, long-term debt, letters of credit, and, as previously discussed, for fiscal 2011, deferred compensation plan investments. The fair values of cash and short-term investments and accounts receivable and payable approximated carrying value because of the short-term nature of these instruments. The carrying amounts and fair values of our other financial instruments not measured on a recurring basis using fair value, however subject to fair value disclosures are as follows (in thousands):

	June 5, 2012		May 31, 2011
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Deferred Compensation Plan
investment in RTI common stock*			$1,556	$1,653
Long-term debt and capital leases	$326,663	$312,225	344,274	348,272
Letters of credit	-	222	-	178

*Fiscal 2012 amounts are not presented for the investment in RTI common stock in the Deferred Compensation Plan as this investment is now measured at fair value on a recurring basis and is reflected in the table above.

We estimated the fair value of notes receivable, debt, franchise partnership guarantees, and letters of credit using market quotes and present value calculations based on market rates.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS	6 Months Ended
Dec. 04, 2012
RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS [Abstract]
RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS
NOTE N – RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

Accounting Pronouncements Adopted in Fiscal 2013
In June 2011, the Financial Accounting Standards Board ("FASB") issued guidance on the presentation of total comprehensive income, the components of net income, and the components of other comprehensive income. This guidance is intended to improve the comparability, consistency, and transparency of financial reporting and to increase the prominence of items reported in other comprehensive income. The guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 (our fiscal 2013 first quarter). The adoption of this guidance did not have a material impact on our Condensed Consolidated Financial Statements.

In September 2011, the FASB issued guidance modifying the impairment test for goodwill by allowing businesses to first decide whether they need to do the two-step impairment test. Under the guidance, a business no longer has to calculate the fair value of a reporting unit unless it believes it is very likely that the reporting unit's fair value is less than the carrying value. The guidance is effective for impairment tests for fiscal years beginning after December 15, 2011 (our fiscal 2013 first quarter). The adoption of this guidance did not have a material impact on our Condensed Consolidated Financial Statements.

Accounting Pronouncements Not Yet Adopted

In July 2012, the FASB issued guidance on testing indefinite-lived intangible assets for impairment. Under the guidance, testing the decline in the realizable value (impairment) of indefinite-lived intangible assets other than goodwill has been simplified. The guidance allows an organization the option to first assess qualitative factors to determine whether it is necessary to perform the quantitative impairment test. An organization electing to perform a qualitative assessment is no longer required to calculate the fair value of an indefinite-lived intangible asset unless the organization determines, based on a qualitative assessment, that it is "more likely than not" that the asset is impaired. The guidance is effective for impairment tests for fiscal years beginning after September 15, 2012 (our fiscal 2014). We do not expect the adoption of this guidance to have a material impact on our Condensed Consolidated Financial Statements.

RELATED PARTY TRANSACTIONS	6 Months Ended
Dec. 04, 2012
RELATED PARTY TRANSACTIONS [Abstract]
RELATED PARTY TRANSACTIONS
NOTE O – RELATED PARTY TRANSACTIONS

On June 7, 2012, we entered into two marketing agreements with 50 Eggs Branding Company, LLC ("50 Eggs"). John Kunkel, the CEO of 50 Eggs, previously was the CEO of LFMG International, LLC, and is a current Lime Fresh franchisee. Under the terms of the first agreement, 50 Eggs will provide marketing services for our Lime Fresh concept for a monthly fee of $52,500 plus out of pocket expenses. Under the terms of the second agreement, 50 Eggs will provide marketing services for our Marlin & Ray's concept for a monthly fee of $26,250 plus out of pocket expenses. Both agreements expire on June 6, 2013. Included within Selling, general, and administrative, net in our Consolidated Statements of Operations and Comprehensive (Loss)/Income for the 13 and 26 weeks ended December 4, 2012, are payments we made to 50 Eggs in connection with these agreements of $0.2 million and $0.6 million, respectively.

On July 22, 2010, following the approval of the Audit Committee of our Board of Directors, we entered into a licensing agreement with Gourmet Market, Inc. which is owned by our former Chief Executive Officer's brother, Price Beall. The licensing agreement allows us to operate multiple restaurants under the Truffles name. Truffles is an upscale café concept that currently operates several restaurants in the vicinity of Hilton Head Island, South Carolina. The Truffles concept offers a diverse menu featuring soups, salads, sandwiches, a signature chicken pot pie, house-breaded fried shrimp, pasta, ribs, steaks, and a variety of desserts.

Under the terms of the agreement, we pay a licensing fee to Gourmet Market, Inc. of 2.0% of gross sales of any Truffles we open. Additionally, we pay Gourmet Market, Inc. a monthly fee for up to two years for consulting services to be provided by Price Beall to assist us in developing and opening Truffles restaurants under the terms of the licensing agreement. During the first 12 months of the agreement we paid $20,833 per month for such services. During the second 12 months of the agreement we paid $10,417 per month. Gourmet Market, Inc. has the option to terminate future development rights if we do not operate 18 or more Truffles restaurants within five years or 40 or more Truffles within 10 years of the effective date of the agreement. As discussed further in Notes H and P to the Condensed Consolidated Financial Statements, on January 9, 2013 we announced the planned sale of our two Truffles restaurants. During the 13 and 26 weeks ended December 4, 2012 and November 29, 2011, we paid Gourmet Market, Inc. $14,423 and $53,250, and $38,265 and $98,097, respectively, under the terms of the agreement.

SUBSEQUENT EVENTS	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
NOTE P – SUBSEQUENT EVENTS

Restaurant closures
As discussed in Note H to the Condensed Consolidated Financial Statements, we incurred impairment charges in the second quarter of fiscal 2013 associated with the planned closing of 13 Marlin & Ray's, one Wok Hay, and two Lime Fresh restaurants, as well as the planned sale of two Truffles restaurants. As of the date of this filing, we have closed all 16 planned restaurants and are focusing on the sale of the two Truffles restaurants. Accordingly, in conjunction with the closings, our third quarter Closures and Impairments Expense will include costs associated with lease terminations, future lease obligations, severance, and inventory obsolescence charges. For the remainder of fiscal 2013, we anticipate incurring charges of approximately $2.0 million to $5.0 million associated with lease termination and other closing costs. The actual amount of any cash payments made by the Company for lease contract termination costs will be dependent upon ongoing negotiations with the landlords of the leased restaurant properties.

Sale-leaseback transactions
Subsequent to December 4, 2012, we completed sale-leaseback transactions of the land and building for two Company-owned Ruby Tuesday concept restaurants for gross cash proceeds of $4.7 million, exclusive of transaction costs of approximately $0.2 million. Equipment was not included. The carrying value of the properties sold was $3.8 million. The leases have been classified as operating leases and have an initial term of 15 years, with renewal options of up to 20 years. We realized gains on these transactions totaling $0.8 million, which have been deferred and are being recognized on a straight-line basis over the lease term.

Share repurchases
Subsequent to December 4, 2012, we spent $3.2 million to repurchase 0.4 million shares of RTI common stock. On January 8, 2013, the Ruby Tuesday, Inc. Board of Directors authorized the repurchase of an additional 10.0 million shares of RTI common stock, bringing the total available for repurchase to 12.7 million shares as of January 8, 2013.

RT Midwest Restructuring
Subsequent to December 4, 2012, RT Midwest successfully emerged from its Chapter 11 bankruptcy restructuring. This franchisee, which currently operates 11 restaurants (all of which are leased), is scheduled to resume payment of franchise fees to RTI on March 6, 2013. We continue to remain a sublease guarantor for three of RT Midwest's operating restaurants, which have remaining lease terms extending through April 2019, representing total remaining exposure as of December 4, 2012 of $0.8 million.

15. Subsequent Events

Sale-leaseback transactions
Subsequent to June 5, 2012, we completed sale-leaseback transactions of the land and building for nine Company-owned Ruby Tuesday concept restaurants for gross cash proceeds of $20.2 million, exclusive of transaction costs of approximately $1.0 million. Equipment was not included. The carrying value of the properties sold was $14.2 million. The leases have been classified as operating leases and have an initial term of 15 years, with renewal options of up to 20 years. We realized gains on these transactions totaling $5.0 million, which have been deferred and are being recognized on a straight-line basis over the initial terms of the leases.

RT Midwest bankruptcy
On June 20, 2012, RT Midwest Holdings, LLC, RT Chicago Franchise, LLC, RT Midwest Real Estate, LLC, and RT Northern Illinois Franchise, LLC (collectively "RT Midwest"), filed for Chapter 11 protection in the United States Bankruptcy Court for the District of Minnesota. RT Midwest is a traditional franchisee which operated 13 restaurants and had indebtedness of $2.3 million owed to RTI at the time of the Chapter 11 filing. As discussed in Note 4 to the Consolidated Financial Statements, during the fourth quarter of fiscal 2012, we wrote off the $2.3 million in franchise fee receivables due from RT Midwest and the associated unearned franchise fees in anticipation of the Chapter 11 filing.

Related party agreement
On June 7, 2012, we entered into two marketing agreements with 50 Eggs. As previously discussed in Note 4 to the Consolidated Financial Statements, the CEO of 50 Eggs, John Kunkel, previously was CEO of LMFG International, LLC, and is a current Lime Fresh franchisee. Under the terms of the first agreement, 50 Eggs will provide marketing services for our Lime Fresh concept for a monthly fee of $52,500. Under the terms of the second agreement, 50 Eggs will provide marketing services for our Marlin & Ray's concept for a monthly fee of $26,250. Both agreements expire on June 6, 2013.

Share-based compensation award
On July 24, 2012, the Executive Compensation and Human Resources Committee of the Board of Directors approved the grant of approximately 210,000 service-based restricted shares of common stock and 239,000 performance-based restricted shares of common stock under the terms of the 2003 SIP and 1996 SIP. The service-based restricted shares will cliff vest 2.5 years following the grant date. Vesting of the performance-based restricted shares is contingent upon the Company's achievement of certain performance conditions related to fiscal 2013 performance, which will be measured in the first quarter of fiscal 2014. In addition to satisfaction of the performance conditions for the performance-based restricted shares, recipients must satisfy the same service condition as described above for the service-based restricted shares.

SUPPLEMENTAL CONDENSED CONSOLIDATING FINANCIAL STATEMENTS	6 Months Ended
Dec. 04, 2012
Supplemental Condensed Consolidating Financial Statements [Abstract]
Supplemental Condensed Consolidating Financial Statements [Text Block]
NOTE Q – SUPPLEMENTAL CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

As discussed in Note G to the Condensed Consolidated Financial Statements, the Senior Notes are a liability of Ruby Tuesday, Inc. (the "Parent") and are guaranteed on a senior unsecured basis by our existing and future domestic restricted subsidiaries, subject to certain exceptions (the "Guarantors"). Each of the Guarantors is wholly-owned by Ruby Tuesday, Inc. None of the few remaining subsidiaries of Ruby Tuesday, Inc., which were primarily created to hold liquor license assets, guarantee the Senior Notes (the "Non-Guarantors"). Our Non-Guarantor subsidiaries are immaterial and are aggregated within the Parent information disclosed below.

The following condensed consolidating financial statements present, on a supplemental basis, the financial position, results of operations, and statements of cash flows of the Parent, the Guarantors, and elimination entries necessary to consolidate the Parent and Guarantors. Investments in wholly-owned subsidiaries are accounted for using the equity method for purposes of the consolidated presentation. The principal elimination entries eliminate investments in subsidiaries and intercompany balances and transactions.

CONDENSED CONSOLIDATING BALANCE SHEET
AS OF DECEMBER 4, 2012
(IN THOUSANDS)

	Parent	Guarantors	Eliminations	Consolidated

Assets
Current assets:
Cash and cash equivalents	$25,379	$215	$–	$25,594
Accounts receivable	2,975	3,797	–	6,772
Inventories	28,196	11,149	–	39,345
Income tax receivable	112,739	–	(110,917)	1,822
Deferred income taxes	20,760	9,314	–	30,074
Other current assets	12,455	4,538	–	16,993
Total current assets	202,504	29,013	(110,917)	120,600

Property and equipment, net	679,413	231,485	–	910,898
Goodwill	9,022	–	–	9,022
Investment in subsidiaries	206,244	–	(206,244)	–
Due from/(to) subsidiaries	74,813	252,080	(326,893)	–
Other assets	46,649	21,971	–	68,620
Total assets	$1,218,645	$534,549	$(644,054)	$1,109,140

	Parent	Guarantors	Eliminations	Consolidated

Liabilities & Shareholders' Equity
Current liabilities:
Accounts payable	$21,070	$7,571	$–	$28,641
Accrued and other current liabilities	51,586	33,220	–	84,806
Current maturities of long-term debt,
including capital leases	(339)	10,327	–	9,988
Income tax payable	–	110,917	(110,917)	–
Total current liabilities	72,317	162,035	(110,917)	123,435

Long-term debt and capital leases,
less current maturities	235,721	62,988	–	298,709
Deferred income taxes	7,334	12,524	–	19,858
Due to/(from) subsidiaries	252,080	74,813	(326,893)	–
Other deferred liabilities	105,272	15,945	–	121,217
Total liabilities	672,724	328,305	(437,810)	563,219

Shareholders' equity:
Common stock	$621	$–	$–	$621
Capital in excess of par value	72,281	–	–	72,281
Retained earnings	486,516	206,244	(206,244)	486,516
Accumulated other comprehensive loss	(13,497)	–	–	(13,497)
Total shareholders' equity	545,921	206,244	(206,244)	545,921

Total liabilities & shareholders' equity	$1,218,645	$534,549	$(644,054)	$1,109,140

CONDENSED CONSOLIDATING BALANCE SHEET
AS OF JUNE 5, 2012
(IN THOUSANDS)

	Parent	Guarantors	Eliminations	Consolidated

Assets
Current assets:
Cash and cash equivalents	$47,986	$198	$–	$48,184
Accounts receivable	2,234	2,466	–	4,700
Inventories	20,896	8,134	–	29,030
Income tax receivable	97,290	–	(96,453)	837
Deferred income taxes	19,030	8,104	–	27,134
Other current assets	15,216	3,167	–	18,383
Total current assets	202,652	22,069	(96,453)	128,268

Property and equipment, net	727,379	239,226	–	966,605
Goodwill	7,989	–	–	7,989
Investment in subsidiaries	204,386	–	(204,386)	–
Due from/(to) subsidiaries	78,799	245,257	(324,056)	–
Other assets	47,144	23,531	–	70,675
Total assets	$1,268,349	$530,083	$(624,895)	$1,173,537

	Parent	Guarantors	Eliminations	Consolidated

Liabilities & Shareholders' Equity
Current liabilities:
Accounts payable	$28,302	$6,646	$–	$34,948
Accrued and other current liabilities	55,301	29,521	–	84,822
Current maturities of long-term debt,
including capital leases	(344)	12,798	–	12,454
Income tax payable	–	96,453	(96,453)	–
Total current liabilities	83,259	145,418	(96,453)	132,224

Long-term debt and capital leases,
less current maturities	246,892	67,317	–	314,209
Deferred income taxes	20,910	16,657	–	37,567
Due to/(from) subsidiaries	245,257	78,799	(324,056)	–
Other deferred liabilities	95,807	17,506	–	113,313
Total liabilities	692,125	325,697	(420,509)	597,313

Shareholders' equity:
Common stock	$640	$–	$–	$640
Capital in excess of par value	90,856	–	–	90,856
Retained earnings	498,985	204,386	(204,386)	498,985
Accumulated other comprehensive loss	(14,257)	–	–	(14,257)
Total shareholders' equity	576,224	204,386	(204,386)	576,224

Total liabilities & shareholders' equity	$1,268,349	$530,083	$(624,895)	$1,173,537

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS AND
COMPREHENSIVE LOSS
THIRTEEN WEEKS ENDED DECEMBER 4, 2012
(IN THOUSANDS)

	Parent	Guarantors	Eliminations	Consolidated

Revenue:
Restaurant sales and operating revenue	$220,193	$82,560	$–	$302,753
Franchise revenue	41	1,439	–	1,480
	220,234	83,999	–	304,233

Operating costs and expenses:
Cost of merchandise	61,388	22,909	–	84,297
Payroll and related costs	73,437	29,351	–	102,788
Other restaurant operating costs	48,027	18,969	–	66,996
Depreciation	11,201	3,919	–	15,120
Selling, general, and administrative	25,381	13,577	–	38,958
Intercompany selling, general and
administrative allocations	16,442	(16,442)	–	–
Closures and impairments	17,643	608	–	18,251
Equity in earnings of subsidiaries	(8,854)	–	8,854	–
Interest expense, net	5,757	1,424	–	7,181
Intercompany interest expense/(income)	3,435	(3,435)	–	–
Gain on extinguishment of debt	(571)	–	–	(571)
	253,286	70,880	8,854	333,020

(Loss)/income before income taxes	(33,052)	13,119	(8,854)	(28,787)
(Benefit)/provision for income taxes	(17,984)	4,265	–	(13,719)

Net (loss)/income	$(15,068)	$8,854	$(8,854)	$(15,068)

Other comprehensive income:
Pension liability reclassification, net of tax	380	–	–	380

Total comprehensive (loss)/income	$(14,688)	$8,854	$(8,854)	$(14,688)

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS AND
COMPREHENSIVE LOSS
TWENTY-SIX WEEKS ENDED DECEMBER 4, 2012
(IN THOUSANDS)

	Parent	Guarantors	Eliminations	Consolidated

Revenue:
Restaurant sales and operating revenue	$462,916	$171,102	$–	$634,018
Franchise revenue	133	3,003	–	3,136
	463,049	174,105	–	637,154

Operating costs and expenses:
Cost of merchandise	127,172	46,650	–	173,822
Payroll and related costs	151,536	60,486	–	212,022
Other restaurant operating costs	96,039	38,113	–	134,152
Depreciation	22,665	7,847	–	30,512
Selling, general, and administrative	54,808	27,579	–	82,387
Intercompany selling, general, and
administrative allocations	34,484	(34,484)	–	–
Closures and impairments	18,507	868	–	19,375
Equity in earnings of subsidiaries	(20,814)	–	20,814	–
Interest expense, net	11,057	2,914	–	13,971
Intercompany interest expense/(income)	6,822	(6,822)	–	–
Gain on extinguishment of debt	(571)	–	–	(571)
	501,705	143,151	20,814	665,670

(Loss)/income before income taxes	(38,656)	30,954	(20,814)	(28,516)
(Benefit)/provision for income taxes	(26,187)	10,140	–	(16,047)

Net (loss)/income	$(12,469)	$20,814	$(20,814)	$(12,469)

Other comprehensive income:
Pension liability reclassification, net of tax	761	–	–	761

Total comprehensive (loss)/income	$(11,708)	$20,814	$(20,814)	$(11,708)

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS AND
COMPREHENSIVE LOSS
THIRTEEN WEEKS ENDED NOVEMBER 29, 2011
(IN THOUSANDS)

	Parent	Guarantors	Eliminations	Consolidated

Revenue:
Restaurant sales and operating revenue	$221,244	$84,911	$–	$306,155
Franchise revenue	37	1,213	–	1,250
	221,281	86,124	–	307,405

Operating costs and expenses:
Cost of merchandise	66,090	25,472	–	91,562
Payroll and related costs	74,196	31,618	–	105,814
Other restaurant operating costs	45,850	18,951	–	64,801
Depreciation	12,175	4,239	–	16,414
Selling, general, and administrative	16,693	8,717	–	25,410
Intercompany selling, general, and
administrative allocations	16,598	(16,598)	–	–
Closures and impairments	659	(6)	–	653
Equity in earnings of subsidiaries	(9,161)	–	9,161	–
Interest expense, net	2,430	2,068	–	4,498
Intercompany interest expense/(income)	3,251	(3,251)
	228,781	71,210	9,161	309,152

(Loss)/income before income taxes	(7,500)	14,914	(9,161)	(1,747)
(Benefit)/provision for income taxes	(5,499)	5,753	–	254

Net (loss)/income	$(2,001)	$9,161	$(9,161)	$(2,001)

Other comprehensive income:
Pension liability reclassification, net of tax	308	–	–	308

Total comprehensive (loss)/income	$(1,693)	$9,161	$(9,161)	$(1,693)

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS AND
COMPREHENSIVE LOSS
TWENTY-SIX WEEKS ENDED NOVEMBER 29, 2011
(IN THOUSANDS)

	Parent	Guarantors	Eliminations	Consolidated

Revenue:
Restaurant sales and operating revenue	$458,688	$176,321	$–	$635,009
Franchise revenue	112	2,629	–	2,741
	458,800	178,950	–	637,750

Operating costs and expenses:
Cost of merchandise	136,534	52,603	–	189,137
Payroll and related costs	151,972	64,703	–	216,675
Other restaurant operating costs	94,176	39,362	–	133,538
Depreciation	24,278	8,422	–	32,700
Selling, general, and administrative	35,529	18,268	–	53,797
Intercompany selling, general, and
administrative allocations	34,389	(34,389)	–	–
Closures and impairments	1,091	7	–	1,098
Equity in earnings of subsidiaries	(20,401)	–	20,401	–
Interest expense, net	4,684	4,211	–	8,895
Intercompany interest expense/(income)	6,494	(6,494)	–	–
	468,746	146,693	20,401	635,840

(Loss)/income before income taxes	(9,946)	32,257	(20,401)	1,910
(Benefit)/provision for income taxes	(11,038)	11,856	–	818

Net income/(loss)	$1,092	$20,401	$(20,401)	$1,092

Other comprehensive income:
Pension liability reclassification, net of tax	616	–	–	616

Total comprehensive income	$1,708	$20,401	$(20,401)	$1,708

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
TWENTY-SIX WEEKS ENDED DECEMBER 4, 2012
(IN THOUSANDS)

	Parent	Guarantors	Eliminations	Consolidated

Net cash provided by operating activities	$(15,104)	$27,846	$(12,133)	$609

Investing activities:
Purchases of property and equipment	(14,936)	(3,569)	–	(18,505)
Proceeds from sale-leaseback transactions, net	30,408	–	–	30,408
Proceeds from disposal of assets	885	1,200	–	2,085
Other, net	126	–	–	126
Net cash provided/(used) by investing activities	16,483	(2,369)	–	14,114

Financing activities:
Principal payments on long-term debt	(10,981)	(6,504)	–	(17,485)
Stock repurchases	(20,012)	–	–	(20,012)
Proceeds from exercise of stock options	173	–	–	173
Excess tax benefits from share-based
compensation	11	–	–	11
Intercompany transactions	6,823	(18,956)	12,133	–
Net cash used by financing activities	(23,986)	(25,460)	12,133	(37,313)

(Decrease)/increase in cash and cash equivalents	(22,607)	17	–	(22,590)
Cash and cash equivalents:
Beginning of year	47,986	198	–	48,184
End of year	$25,379	$215	$–	$25,594

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
TWENTY-SIX WEEKS ENDED NOVEMBER 29, 2011
(IN THOUSANDS)

	Parent	Guarantors	Eliminations	Consolidated

Net cash provided by operating activities	$17,789	$40,250	$(21,054)	$36,985

Investing activities:
Purchases of property and equipment	(14,404)	(6,260)	–	(20,664)
Proceeds from disposal of assets	1,367	160	–	1,527
Insurance proceeds from property claims	1,548	–	–	1,548
Other, net	(293)	–	–	(293)
Net cash used by investing activities	(11,782)	(6,100)	–	(17,882)

Financing activities:
Net payments on revolving credit facility	5,000	–	–	5,000
Principal payments on long-term debt	(13)	(6,632)	–	(6,645)
Stock repurchases	(18,441)	–	–	(18,441)
Proceeds from exercise of stock options	123	–	–	123
Excess tax benefits from share-based
compensation	24	–	–	24
Intercompany transactions	6,495	(27,549)	21,054	–
Net cash used by financing activities	(6,812)	(34,181)	21,054	(19,939)

Decrease in cash and cash equivalents	(805)	(31)	–	(836)
Cash and cash equivalents:
Beginning of year	9,490	232	–	9,722
End of year	$8,685	$201	$–	$8,886

Summary of Significant Accounting Policies 10-K	12 Months Ended
Jun. 05, 2012
Summary of Significant Accounting Policies [Abstract]
Summary of Significant Accounting Policies
1. Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Description of Business and Principles of Consolidation
Ruby Tuesday, Inc. including its wholly-owned subsidiaries ("RTI," the "Company," "we" and/or "our") develops, operates and franchises casual dining restaurants in the United States, Guam, and 12 foreign countries under the Ruby Tuesday® brand. We also own and operate 13 Lime Fresh Mexican Grill® ("Lime Fresh"), 11 Marlin & Ray's™, two Truffles®, and one Wok Hay® casual dining restaurants. At June 5, 2012, we owned and operated 714 Ruby Tuesday restaurants concentrated primarily in the Southeast, Northeast, Mid-Atlantic, and Midwest of the United States, which we consider to be our core markets. As of our fiscal year end, there were 79 domestic and international franchise Ruby Tuesday restaurants located in 14 states primarily outside the Company's existing core markets (primarily the Western United States and portions of the Midwest) and in the Asia Pacific Region, Middle East, Guam, Canada, Iceland, Eastern Europe, the United Kingdom, and Central and South America. Also at fiscal year end, there were four domestic franchise Lime Fresh restaurants located in Florida.

RTI consolidates its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated.

Equity Method Accounting
"Franchise partnerships" as used throughout the Notes to Consolidated Financial Statements refer to our previous domestic franchisees in which we owned 1% or 50% of the equity of each such franchisee. As further discussed in Note 3 to the Consolidated Financial Statements, we acquired 11 of our franchise partnerships during fiscal 2011 and the two remaining franchise partnerships have ceased operations. We applied the equity method of accounting to our 50%-owned franchise partnerships through the dates of acquisitions. Accordingly, we recognized our pro rata share of the earnings or losses of the franchise partnerships in the Consolidated Statements of Operations when reported by those franchisees. The cost method of accounting was applied to all 1%-owned franchise partnerships.

A further description of our franchise programs is provided in Note 2 to the Consolidated Financial Statements.

Fiscal Year
Our fiscal year ends on the first Tuesday following May 30 and, as a result, a 53rd week is added every five or six years. Fiscal 2012 contained 53 weeks. The first three quarters of fiscal 2012 each contained 13 weeks and the fourth quarter contained 14 weeks. In fiscal 2012, the 53rd week added $23.4 million to restaurant sales and operating revenue and $0.03 to diluted earnings per share in our Consolidated Statement of Operations. The fiscal years ended May 31, 2011 and June 1, 2010 each contained 52 weeks.

Revenue Recognition
Revenue from restaurant sales is recognized when food and beverage products are sold. We present sales net of sales tax and other sales-related taxes. Deferred revenue-gift cards primarily represents our liability for gift cards that have been sold, but not yet redeemed, and is recorded at the expected redemption value. When the gift cards are redeemed, we recognize restaurant sales and reduce the deferred revenue.

Using gift card redemption history, we have determined that substantially all of our guests utilize their gift cards within two years from the date of purchase. Accordingly, we recognize gift card breakage for non-escheatable amounts beginning 24 months after the date of activation.

We recognized gift card breakage income of $1.8 million, $1.5 million, and $1.8 million during fiscal 2012, 2011, and 2010, respectively. This income is included as an offset to Other Restaurant Operating Costs in the Consolidated Statements of Operations.
Franchise development and license fees received are recognized when we have substantially performed all material services and the restaurant has opened for business. Franchise royalties (generally 4% of monthly sales) are recognized as franchise revenue on the accrual basis. Advertising amounts received from domestic franchisees are considered by us to be reimbursements, recorded on an accrual basis when earned, and have been netted against selling, general, and administrative expenses in the Consolidated Statements of Operations.

We charge our franchisees various monthly fees that are calculated as a percentage of the respective franchise's monthly sales. Our franchise agreements allow us to charge up to a 4.0% royalty fee, a 1.5% support service fee, a 1.5% marketing and purchasing fee, and an advertising fee of up to 3.0%. We defer recognition of franchise fee revenue for any franchise with negative cash flows at times when the negative cash flows are deemed to be anything other than temporary and the franchise has either borrowed directly from us or, historically, in regards to the franchise partnerships, through a facility for which we provided a guarantee.

We also do not recognize franchise fee revenue from franchises with fees in excess of 60 days past due. Accordingly, we have deferred recognition of a portion of franchise revenue from certain franchises. Unearned income for franchise fees was negligible and $1.2 million as of June 5, 2012 and May 31, 2011, respectively, which is included in Other deferred liabilities and/or Accrued liabilities - Rent and other in the Consolidated Balance Sheets. See Note 4 to the Consolidated Financial Statements for information relating to the write-off of certain unearned income for franchise fees in fiscal 2012.

Pre-Opening Expenses
Salaries, personnel training costs, pre-opening rent, and other expenses of opening new facilities are charged to expense as incurred.

Share-Based Employee Compensation Plans
We recognize share-based payment transactions, including grants of employee stock options and restricted stock, as compensation expense based on the fair value of the equity award on the grant date. This compensation expense is recognized over the service period on a straight-line basis for all awards except those awarded to retirement-eligible individuals, which are recognized on the grant date at their estimated fair value. We record share-based compensation expense consistent with the other compensation expense for the recipient in either Payroll and related costs or Selling, general, and administrative, net in our Consolidated Statements of Operations. See Note 11 to the Consolidated Financial Statements for further discussion regarding our share-based employee compensation plans.

Marketing Costs
Except for television and radio advertising production costs which we expense when the advertisement is first shown, we expense marketing costs as incurred. Marketing expenses, net of franchise reimbursements, which are included in Selling, general, and administrative expense in the Consolidated Statements of Operations, totaled $47.9 million, $27.8 million, and $15.4 million for fiscal 2012, 2011, and 2010, respectively.

Impairment or Disposal of Long-Lived Assets
We review our long-lived assets related to each restaurant to be held and used in the business, including any allocated intangible assets subject to amortization whenever events or changes in circumstances indicate that the carrying amount of a restaurant may not be recoverable. We evaluate restaurants based upon cash flows as our primary indicator of impairment. Based on the best information available, we write down an impaired restaurant to its fair value based upon estimated future discounted cash flows and salvage value, if any. In addition, when we decide to close a restaurant it is reviewed for impairment and depreciable lives are adjusted. The impairment evaluation is based on the estimated cash flows from continuing use through the expected disposal date and the expected terminal value.

See Note 8 to the Consolidated Financial Statements for a further discussion regarding our closures and impairments, including the impairments of goodwill and other long-lived assets.

Income Taxes
Our deferred income taxes are determined utilizing the asset and liability approach. This method gives consideration to the future tax consequences associated with differences between financial accounting and tax bases of assets and liabilities. The effect on the deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. We recognize interest and penalties accrued related to unrecognized tax benefits as components of our income tax expense.

We recognize in our consolidated financial statements the benefit of a position taken or expected to be taken in a tax return when it is more likely than not (i.e. a likelihood of more than fifty percent) that the position would be sustained upon examination by tax authorities. A recognized tax position is then measured at the largest amount of benefit that is greater than fifty percent likely of being realized upon settlement. Changes in judgment that result in subsequent recognition, derecognition or change in a measurement date of a tax position taken in a prior annual period (including any related interest and penalties) are recognized as a discrete item in the interim period in which the change occurs.

See Note 10 to the Consolidated Financial Statements for a further discussion of our income taxes.

(Loss)/Earnings Per Share
Basic (loss)/earnings per share is computed by dividing net (loss)/income by the weighted average number of common shares outstanding during each period presented. Diluted (loss)/earnings per share gives effect to stock options and restricted stock outstanding during the applicable periods. The following table reflects the calculation of weighted-average common and dilutive potential common shares outstanding as presented in the accompanying Consolidated Statements of Operations (in thousands):

	2012	2011	2010
Net (loss)/income	$(188)	$46,878	$45,344

Weighted-average common shares outstanding	62,916	64,029	61,533
Dilutive effect of stock options and restricted stock	-	919	337
Weighted average common and dilutive potential
common shares outstanding	62,916	64,948	61,870
Basic (loss)/earnings per share	$(0.00)	$0.73	$0.74
Diluted (loss)/earnings per share	$(0.00)	$0.72	$0.73

Stock options with an exercise price greater than the average market price of our common stock and certain options with unrecognized compensation expense do not impact the computation of diluted (loss)/earnings per share because the effect would be anti-dilutive. The following table summarizes stock options and restricted shares that did not impact the computation of diluted (loss)/earnings per share because their inclusion would have had an anti-dilutive effect (in thousands):

	2012	2011	2010
Stock options	2,716*	2,517	4,450
Restricted shares	1,219*	421	884
Total	3,935	2,938	5,334

*Due to a net loss for the year ended June 5, 2012, all then outstanding share-based awards were excluded from the computation of diluted loss per share.

Comprehensive (Loss)/ Income
Comprehensive (loss)/income includes net income adjusted for certain revenue, expenses, gains and losses that are excluded from net income in accordance with U.S. GAAP, such as pension adjustments. Comprehensive (loss)/income is shown as a separate component in the Consolidated Statements of Shareholders' Equity and Comprehensive (Loss)/Income.

Cash and Short-Term Investments
Our cash management program provides for the investment of excess cash balances in short-term money market instruments. Short-term investments are stated at cost, which approximates market value. We consider amounts receivable from credit card companies and marketable securities with a maturity of three months or less when purchased to be short-term investments.

Inventories
Inventories consist of food, supplies, china and silver and are stated at the lower of cost (first-in, first-out) or market.

Property and Equipment and Depreciation
Property and equipment is valued at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Estimated useful lives of depreciable assets generally range from three to 35 years for buildings and improvements and from three to 15 years for restaurant and other equipment.

Goodwill and Other Intangible Assets
Goodwill represents the excess of costs over the fair market value of assets of businesses acquired. During fiscal 2012 and 2011, we recorded $9.3 million and $15.6 million, respectively, of goodwill associated with certain of our acquisitions as further discussed in Note 3 to the Consolidated Financial Statements.

As discussed further in Note 8 to the Consolidated Financial Statements, we determined during the fourth quarter of fiscal 2012 that our goodwill was impaired. Accordingly, we recorded a charge of $16.9 million ($12.0 million, net of tax). We perform tests for impairment annually, or more frequently if events or circumstances indicate it might be impaired. Impairment tests for goodwill include comparing the fair value of the respective reporting unit with its carrying value, including goodwill. We use a variety of methodologies in conducting these impairment assessments, including cash flow analyses that are consistent with the assumptions we believe hypothetical marketplace participants would use, estimates of sales proceeds and other measures, such as fair market price of our common stock, as evidenced by closing trading price. Where applicable, we use an appropriate discount rate that is commensurate with the risk inherent in the projected cash flows. If market conditions deteriorate, or if operating results decline unexpectedly, we may be required to record impairment charges.

The changes in the carrying amount of goodwill are as follows (in thousands):

Balance at June 1, 2010	$-
Acquisitions	15,571
Balance at May 31, 2011	15,571
Adjustments to fiscal year 2011
purchase price allocations	1,348
Acquisitions	7,989
Impairment	(16,919)
Balance at June 5, 2012	$7,989

Other intangible assets consist of reacquired franchise rights, favorable lease valuations, and trademarks. The reacquired franchise rights were acquired as part of certain franchise acquisitions. The favorable lease valuations resulted from the terms of acquired franchise operating lease contracts being favorable relative to market terms of comparable leases on the acquisition date. See Note 3 to the Consolidated Financial Statements for more information on the purchase price allocation applied to each of RTI's franchise partnership acquisitions in fiscal 2011.

Amortization expense of other intangible assets for fiscal 2012, 2011, and 2010 totaled $2.3 million, $1.5 million, and $0.7 million, respectively. We amortize acquired and reacquired franchise rights on a straight-line basis over the remaining term of the franchise operating agreements. The weighted average amortization period of acquired and reacquired franchise rights is 7.3 and 8.4 years, respectively. We amortize favorable lease valuations as a component of rent expense on a straight-line basis over the remaining lives of the leases. The weighted average amortization period of the favorable lease valuations is 25.8 years. We amortize trade and service marks on a straight-line basis over the life of the trade and service marks, typically 10 years. Amortization expense for intangible assets for each of the next five years is expected to be $3.5 million in fiscal 2013, $3.3 million in fiscal 2014, $3.1 million in fiscal 2015, $2.8 million in fiscal 2016, and $2.4 million in fiscal 2017. Rent expense resulting from amortization of favorable lease valuations, net of rent income resulting from amortization of unfavorable lease valuations, is expected to be insignificant for each of the next five years.

Other intangible assets which are included in Other assets, net in the Consolidated Balance Sheets consist of the following (in thousands):

	2012		2011
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization

Reacquired franchise rights	$14,825	$4,961	$14,900	$2,956
Trademarks	11,961	847	836	672
Acquired franchise agreements	2,460	39	-	-
Favorable lease valuations *	2,205	168	2,023	63
Other	150	4	-	-
	$31,601	$6,019	$17,759	$3,691

* As of June 5, 2012 and May 31, 2011, we also had $1.3 million and $1.2 million, respectively, of unfavorable lease valuation liabilities which resulted from the terms of acquired franchise operating lease contracts being unfavorable relative to market terms of comparable leases on the acquisition date. In addition, as of June 5, 2012, we had a liability of $0.2 million which resulted from the terms of a Lime Fresh license agreement being unfavorable relative to market terms of a comparable license agreement. The majority of these liabilities is included within Other deferred liabilities in our Consolidated Balance Sheets. See Note 3 to the Consolidated Financial Statements for more information on the favorable and unfavorable lease valuations from our acquisitions of franchise partnerships during fiscal 2011 and Lime Fresh in fiscal 2012.

Deferred Escalating Minimum Rent
Certain of our operating leases contain predetermined fixed escalations of the minimum rentals during the term of the lease, which includes option periods where failure to exercise such options would result in an economic penalty. For these leases, we recognize the related rental expense on a straight-line basis over the life of the lease, beginning with the point at which we obtain control and possession of the leased properties, and record the difference between the amounts charged to operations and amounts paid as deferred escalating minimum rent. Any lease incentives received are deferred and subsequently amortized over a straight-line basis over the life of the lease as a reduction of rent expense.

Pensions and Post-Retirement Medical Benefits
We measure and recognize the funded status of our defined benefit and postretirement plans in our Consolidated Balance Sheets as of our fiscal year end. The funded status represents the difference between the projected benefit obligation and the fair value of plan assets. The projected benefit obligation is the present value of benefits earned to date by plan participants, including the effect of future salary increases, as applicable. The difference between the projected benefit obligation and the fair value of assets that has not previously been recognized as expense is recorded as a component of other comprehensive (loss)/income.

Fair Value of Financial Instruments
Fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. The fair values are assigned a level within the fair value hierarchy to prioritize the inputs used to measure the fair value of assets or liabilities. These levels are:

•	Level 1 - Observable inputs such as quoted prices in active markets for identical assets or liabilities;
•	Level 2 - Inputs, other than quoted prices in active markets, that are observable either directly or indirectly; and
•	Level 3 - Unobservable inputs which require the reporting entity to develop its own assumptions.

See Note 13 to the Consolidated Financial Statements for a further discussion of our financial instruments.

Segment Reporting
Operating segments are components of an enterprise about which separate financial information is available that is reviewed by the chief operating decision maker in deciding how to allocate resources and in assessing performance. We aggregate similar operating segments into a single reportable operating segment if the businesses are considered similar. We consider our restaurant concept and franchising operations as similar and have aggregated them.

Accounting Pronouncements Not Yet Adopted
In June 2011, the Financial Accounting Standards Board ("FASB") issued guidance on the presentation of total comprehensive income, the components of net income, and the components of other comprehensive income. This guidance is intended to improve the comparability, consistency, and transparency of financial reporting and to increase the prominence of items reported in other comprehensive income. The guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 (our fiscal 2013 first quarter). We do not expect the adoption of this guidance to have a material impact on our Consolidated Financial Statements.

In September 2011, the FASB issued guidance modifying the impairment test for goodwill by allowing businesses to first decide whether they need to do the two-step impairment test. Under the guidance, a business no longer has to calculate the fair value of a reporting unit unless it believes it is very likely that the reporting unit's fair value is less than the carrying value. The guidance is effective for impairment tests for fiscal years beginning after December 15, 2011 (our fiscal 2013). We do not expect the adoption of this guidance to have a material impact on our Consolidated Financial Statements.

In July 2012, the FASB issued guidance on testing indefinite-lived intangible assets for impairment. Under the guidance, testing the decline in the realizable value (impairment) of indefinite-lived intangible assets other than goodwill has been simplified. The guidance allows an organization the option to first assess qualitative factors to determine whether it is necessary to perform the quantitative impairment test. An organization electing to perform a qualitative assessment is no longer required to calculate the fair value of an indefinite-lived intangible asset unless the organization determines, based on a qualitative assessment, that it is "more likely than not" that the asset is impaired. The guidance is effective for impairment tests for fiscal years beginning after September 15, 2012 (our fiscal 2014). We do not expect the adoption of this guidance to have a material impact on our Consolidated Financial Statements.

Immaterial Reclassifications and Corrections of Consolidated Statements of Operations
As shown in the tables below, we made the following reclassifications and/or corrections to our Consolidated Statements of Operations for the years ended June 5, 2012, May 31, 2011, and June 1, 2010 (in thousands):
•	reclassified certain non-restaurant related sales from Restaurant sales and operating revenue to Selling, general, and administrative, net;
•
reclassified and/or corrected certain employee fringe benefit and payroll tax expenses for corporate employees and field executives from Payroll and related costs, which is intended to capture payroll and related expenses for restaurant level employees, to Selling, general and administrative, net. Salaries and wages for these employees were already captured within the Selling, general and administrative, net caption;

•	reclassified certain expenses not directly related to restaurant operations from Other restaurant operating costs to Selling, general and administrative, net; and
•	corrected amortization expense of debt issuance costs and fees relating to our revolving credit facility from Other restaurant operating costs to Interest expense, net.

	As presented - Year ended June 5, 2012	Reclassifications and Corrections	As adjusted - Year ended June 5, 2012
Restaurant sales and operating revenue	$ 1,320,098	$ (58)	$ 1,320,040
Payroll and related costs	455,087	(7,692)	447,395
Other restaurant operating costs	270,132	(3,485)	266,647
Selling, general and administrative, net	114,534	7,427	121,961
Interest expense, net	19,620	3,692	23,312
Loss before income taxes	(14,938)	0	(14,938)

	As presented - Year ended May 31, 2011	Reclassifications and Corrections	As adjusted - Year ended May 31, 2011
Payroll and related costs	$ 422,230	$ (7,030)	$415,200
Other restaurant operating costs	256,632	(1,268)	255,364
Selling, general and administrative, net	85,971	7,143	93,114
Interest expense, net	12,353	1,155	13,508
Income before income taxes	52,622	0	52,622

	As presented - Year ended June 1, 2010	Reclassifications and Corrections	As adjusted - Year ended June 1, 2010
Payroll and related costs	$ 396,877	$ (7,766)	$389,111
Other restaurant operating costs	240,947	(545)	240,402
Selling, general and administrative, net	70,526	7,592	78,118
Interest expense, net	16,355	719	17,074
Income before income taxes	57,758	0	57,758

We made these reclassifications and corrections as we believe that reporting these amounts as shown above will more accurately reflect the nature of the expenses in our Consolidated Statements of Operations and are necessary to conform to the current period presentation and GAAP. We have determined the reclassifications and corrections made to the Consolidated Statements of Operations in previous filings to be immaterial.

Franchise Programs 10-K	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
FRANCHISE PROGRAMS [Abstract]
Franchise Programs
NOTE C – FRANCHISE PROGRAMS

As of December 4, 2012, our domestic and international franchisees collectively operated 77 Ruby Tuesday restaurants and five Lime Fresh restaurants. We do not own any equity interest in our franchisees.

Under the terms of the franchise operating agreements, we charge a royalty fee (generally 4.0% of monthly sales) and require all domestic franchisees to contribute a percentage, currently 2.25%, of monthly gross sales to a national advertising fund formed to cover their pro rata portion of the production and airing costs associated with our national advertising campaign. Under the terms of those agreements, we can charge up to 3.0% of monthly gross sales for this national advertising fund.

Advertising amounts received from domestic franchisees are considered by RTI to be reimbursements, recorded on an accrual basis as earned, and have been netted against selling, general and administrative expenses in the Condensed Consolidated Statements of Operations and Comprehensive (Loss)/Income.

In addition to the royalty and advertising fees discussed above, our franchise agreements allow us to charge up to a 1.5% support service fee and a 1.5% marketing and purchasing fee. For the 13 and 26 weeks ended December 4, 2012 and November 29, 2011, we recorded $0.1 million and $0.4 million, respectively in fiscal 2013, and $0.3 million and $0.6 million, respectively in fiscal 2012, in support service and marketing and purchasing fees, which were an offset to Selling, general and administrative, net in our Condensed Consolidated Statements of Operations and Comprehensive (Loss)/Income.

2. Franchise Programs

As of June 5, 2012, our franchise programs included arrangements with 29 traditional domestic and international Ruby Tuesday concept franchisees and three traditional domestic Lime Fresh franchisees. At the end of fiscal 2012, our franchisees collectively operated 79 Ruby Tuesday and four Lime Fresh restaurants. We do not own any equity interest in our traditional franchisees. As discussed further in Notes 3 and 12 to the Consolidated Financial Statements, during fiscal 2011 we acquired the remaining 99% and 50% membership interests of 11 franchise partnerships and acquired an additional Ruby Tuesday restaurant from a twelfth franchise partnership.

We enter into development agreements with our franchisees that require them to open varying numbers of Ruby Tuesday or Lime Fresh restaurants. As of June 5, 2012, 10 of our 29 Ruby Tuesday concept traditional franchisees had agreements to develop new franchised Ruby Tuesday restaurants. One of our three Lime Fresh concept franchisees had an agreement to develop new Lime Fresh restaurants as of June 5, 2012. During fiscal 2012, 2011, and 2010, our Ruby Tuesday franchisees opened six, eight, and six, respectively, pursuant to development agreements, as follows:

	Ruby Tuesday				Lime Fresh
Fiscal Year	Franchise Partnerships	Other Domestic	International	Total
2012	-	2	4	6	4*
2011	1	4	3**	8
2010	-	2	4	6

*As discussed further in Note 3 to the Consolidated Financial Statements, on April 11, 2012 we acquired the royalty stream from four open, and one not yet open, Lime Fresh franchise restaurants.
** Includes one Wok Hay opening.

In conjunction with these openings, we recognized development and licensing fee income totaling $0.2 million, $0.4 million, and $0.1 million in fiscal 2012, 2011, and 2010, respectively.

Deferred development and licensing fees associated with all franchisees totaled $0.8 million at both June 5, 2012 and May 31, 2011. We will recognize these fees as income when we have substantially performed all material services and the restaurant has opened for business.

As part of the franchise partnership program, we sponsored and served as partial guarantor for certain credit facilities to assist franchise partnerships with new restaurant development, working capital, and operational cash flow requirements. During fiscal 2011, we recorded an expense of $6.7 million associated with the payment of guarantees to lenders for certain debt for two of our franchise partnerships, both of which have closed or sold their restaurants during the prior year. See Note 12 to the Consolidated Financial Statements for more information on these guarantee payments.

Business and License Acquisitions 10-K	12 Months Ended
Jun. 05, 2012
Business and License Acquisitions [Abstract]
Business and License Acquisitions
3. Business and License Acquisitions

Fiscal 2012 transactions
Given the knowledge gained about the Lime Fresh brand from our licensing agreement as discussed below, in addition to the growth potential we believe the Lime Fresh concept affords, on April 11, 2012, we completed the acquisition of Lime Fresh, including the assets of seven Lime Fresh concept restaurants, the royalty stream from five Lime Fresh concept franchised restaurants (one of which was not yet open), and the Lime Fresh brand's intellectual property for $24.1 million. Lime Fresh is a fast-casual Mexican concept that currently operates several restaurants primarily in the vicinity of Miami, Florida. The Lime Fresh concept menu features items such as homemade tortilla chips, customizable nachos, flautas, salads, soups, fajitas, quesadillas, tacos, burritos, and salsa and guacamole.

Our Consolidated Financial Statements reflect the results of operations of these acquired restaurants subsequent to the date of acquisition.

The purchase prices of the Lime Fresh acquisition during fiscal 2012 have been preliminarily allocated based on fair value estimates as follows (in thousands):

Trademarks	$11,100
Goodwill	7,989
Acquired franchise rights	2,460
Property and equipment	2,405
Deferred income taxes	19
Other, net	(923)
Net impact on Consolidated Balance Sheet	23,050

Write-off of previous license agreement	1,034
Net impact on Consolidated Statements of Operations	1,034
Aggregate cash purchase price	$24,084

For the year ended June 5, 2012, a $1.0 million loss on the write-off of a previous license agreement, representing the balance remaining from the September 13, 2010 licensing agreement with LMFG International, LLC, was included in Other restaurant operating costs in our Consolidated Statements of Operations. Further discussion regarding this agreement is presented later within this footnote.

We recorded $8.0 million of goodwill due to the purchase price exceeding the estimated fair value of the net assets acquired in certain of the acquisitions. Of the goodwill recorded, we anticipate that an insignificant amount will be nondeductible for tax purposes.

We amortize the $11.1 million of acquired trademarks over a ten year period. We amortize the $2.5 million of acquired franchise rights associated with this acquisition on a straight-line basis over the remaining term of the franchise operating agreements, which are approximately five to nine years from the date of acquisition.

The revenues and operating results from April 11, 2012, the date of acquisition, through June 5, 2012 for the seven Lime Fresh restaurants acquired in fiscal 2012 were not material to our consolidated financial statements.

During the fourth quarter of fiscal 2012, we made payments to 50 Eggs Branding Company, LLC ("50 Eggs"). John Kunkel, the CEO of 50 Eggs, previously was CEO of LFMG International, LLC, and is a current Lime Fresh franchisee. Fiscal 2012 payments to 50 Eggs include $30,000 for marketing services and $26,139 for training consulting for our Lime Fresh concept. See Note 15 for further information on marketing contracts entered into with 50 Eggs subsequent to the end of fiscal 2012.

Fiscal 2011 transactions
As part of our strategy to generate incremental revenue and EBITDA through new concept conversions and franchise partnership acquisitions, as discussed below, during fiscal 2011 we acquired 109 Ruby Tuesday restaurants, including 106 purchased from certain of our franchise partnerships and three purchased from a traditional domestic franchisee.

On August 4, 2010, we acquired the remaining 99% and 50% of the membership interests of RT Long Island Franchise, LLC ("RT Long Island") and RT New England Franchise, LLC ("RT New England"), respectively, thereby increasing our ownership to 100% of these companies. RT Long Island and RT New England, previously franchise partnerships with 10 Ruby Tuesday restaurants each, were acquired for $0.2 million plus assumed debt. As further consideration for the RT Long Island transaction, we surrendered collection of the note receivable and line of credit due from the franchise. The note and line of credit, net of allowances for doubtful accounts and unearned revenue, totaled $0.4 million at the time of the transaction. RT Long Island and RT New England had total debt of $24.3 million at the time of acquisition, $1.9 million of which was payable to RTI.

On October 13, 2010, we acquired three Ruby Tuesday restaurants from a traditional domestic franchise in Kentucky for $1.6 million in cash.

On February 2, 2011, we acquired the remaining 50% of the membership interests of RT Western Missouri Franchise, LLC; RT Omaha Franchise, LLC; RT KCMO Franchise, LLC ("RT KCMO"); and RT St. Louis Franchise, LLC ("RT St. Louis"); and the remaining 99% of the membership interests of RT Indianapolis Franchise, LLC; RT Portland Franchise, LLC; and RT Denver Franchise, LP; thereby increasing our ownership to 100% of these seven companies. These franchise partnerships collectively operated 72 restaurants at the time of acquisition, and were acquired for $0.5 million plus assumed debt. As further consideration for these transactions, we surrendered collection of notes receivable and lines of credit due from certain of these franchisees. The notes and lines of credit, net of allowances for doubtful accounts, totaled $0.9 million at the time of the transactions. At the time of acquisition, these franchise partnerships had total debt of $106.6 million, $3.8 million of which was payable to RTI.

On February 25, 2011, we acquired one Ruby Tuesday restaurant from RT Utah Franchise, LLC ("RT Utah"), a franchise partnership in which we had a 1% ownership interest, for $2.0 million. Shortly before completion of this transaction, RT Utah closed its other five restaurants.

On May 4, 2011, we acquired the remaining 50% of the membership interest of RT Minneapolis Franchise, LLC; and the remaining 99% of the membership interest of RT Las Vegas Franchise, LLC; thereby increasing our ownership to 100% of these two companies. These franchise partnerships collectively operated 13 restaurants at the time of acquisition, and were acquired for assumed debt. At the time of acquisition, these franchise partnerships had total debt of $18.7 million, $0.9 million of which was payable to RTI.

Our Consolidated Financial Statements reflect the results of operations of these acquired restaurants subsequent to the dates of acquisition.

The purchase prices of acquisitions during fiscal 2011 have been allocated based on fair value estimates as follows (in thousands):

		Fiscal 2012
	As Previously Reported	Adjustments	As Adjusted
Property and equipment	$137,075	$-	$137,075
Goodwill	15,571	1,348	16,919
Reacquired franchise rights	10,242	-	10,242
Other intangible assets, net of liabilities of $1,288	735	-	735
Deferred income taxes	380	(928)	(548)
Long-term debt and capital leases	(147,005)	-	(147,005)
Other net liabilities	(4,536)	-	(4,536)
Notes receivable	(1,529)	-	(1,529)
Net impact on Consolidated Balance Sheet	10,933	420	11,353

Gain on settlement of preexisting contracts, net	(4,906)	-	(4,906)
Gain on acquisitions	(1,770)	(420)	(2,190)
Net impact on Consolidated Statements of Operations	(6,676)	(420)	(7,096)
Aggregate cash purchase prices	$4,257	$-	$4,257

The RT Long Island, RT St. Louis, and RT KCMO acquisitions were considered bargain purchases as the purchase prices were less than the values assigned to the assets and liabilities acquired. For the year ended May 31, 2011, a preliminary bargain purchase gain of $1.8 million, as well as a $4.9 million gain on settlement of preexisting contracts, was included in Other restaurant operating costs in our Consolidated Statements of Operations. The preliminary estimate of the gain on acquisitions was adjusted in the third quarter of fiscal 2012 as additional information was received.

We recorded $16.9 million of goodwill due to the purchase price exceeding the estimated fair value of the net assets acquired in certain of the acquisitions. As discussed further in Note 8 to the Consolidated Financial Statements, we concluded during the fourth quarter of fiscal 2012 that our goodwill associated with the Ruby Tuesday concept was impaired and recorded a charge of $16.9 million ($12.0 million, net of tax).

We amortize the $10.2 million of reacquired franchise rights associated with these acquisitions on a straight-line basis over the remaining term of the franchise operating agreements, which are approximately two to 12 years from the dates of acquisition.

Other intangible assets, net of liabilities consist of assets and liabilities resulting from the terms of acquired operating lease contracts being favorable or unfavorable relative to market terms of comparable leases on the acquisition date. These assets and liabilities totaled $2.0 million and $1.3 million, respectively, at the time of acquisition and will be amortized as a component of rent expense over the remaining lives of the leases, which are approximately one to 33 years.

The table below shows operating results from the dates of acquisition (which occurred between August 4, 2010 and May 4, 2011) for the years ended June 5, 2012 and May 31, 2011 for the 109 restaurants that were acquired from franchisees in fiscal 2011 (in thousands):

	(Unaudited)
	June 5, 2012	May 31, 2011

Total revenue	$173,949	$76,068

Cost of merchandise	49,913	22,349
Payroll and related costs	61,807	25,535
Other restaurant operating costs	36,941	16,499
Depreciation	8,409	3,432
Selling, general, and administrative, net	12,557	4,431
	169,627	72,246
Income before income taxes	$4,322	$3,822

The following table presents supplemental pro forma information as if the acquisition of 106 restaurants from franchise partnerships had occurred on June 2, 2010 for the year ended May 31, 2011, and June 3, 2009 for the year ended June 1, 2010 (in thousands except per-share data):

	(Unaudited)
	May 31, 2011	June 1, 2010

Total revenue	$1,375,469	$1,379,853
Net income	$45,928	$45,352
Basic earnings per share	$0.72	$0.74
Diluted earnings per share	$0.71	$0.73

The unaudited pro forma consolidated results were prepared using the acquisition method of accounting and are based on the historical financial information of RTI and the franchises, reflecting both in fiscal 2011 and 2010 RTI and franchise results of operations. The historical financial information has been adjusted to give effect to the pro forma events that are: (1) directly attributable to the acquisitions, (2) factually supportable and (3) expected to have a continuing impact on the combined results. The unaudited pro forma consolidated results are not necessarily indicative of what our consolidated results of operations actually would have been had we completed the acquisitions on June 2, 2010 and June 3, 2009. In addition, the unaudited pro forma consolidated results do not purport to project the future results of operations of the combined company nor do they reflect the expected realization of any cost savings or otherwise improved profits associated with the acquisitions. The unaudited pro forma consolidated results reflect primarily the following pro forma pre-tax adjustments:

·	Elimination of the franchises' historical intangible asset amortization expense (approximately $0.2 million for the year ended May 31, 2011, and $0.2 million for the year ended June 1, 2010).

·	Elimination of RTI's franchise revenue (approximately $0.5 million for the year ended May 31, 2011, and $1.7 million for the year ended June 1, 2010).

·	Elimination of RTI's support service fee income and marketing reimbursements (approximately $2.1 million for the year ended May 31, 2011, and $4.3 million for the year ended June 1, 2010).

·	Elimination of RTI's equity in losses of unconsolidated franchises (approximately $0.6 million for the year ended May 31, 2011, and $0.3 million for the year ended June 1, 2010).

·
Elimination of RTI's bad debt expense relating to notes receivable and lines of credit due from the acquired franchises (approximately $0.2 million for the year ended May 31, 2011, and $0.9 million for the year ended June 1, 2010).

·	Additional amortization expense (approximately $0.8 million for the year ended May 31, 2011, and $1.5 million for the year ended June 1, 2010) related to reacquired franchise rights.

·
Additional depreciation expense (approximately $0.6 million for the year ended May 31, 2011, and $1.3 million for the year ended June 1, 2010) related to the fair value adjustments to property and equipment acquired.

·
Reduced interest expense (approximately $0.8 million for the year ended May 31, 2011, and $1.3 million for the year ended June 1, 2010) related to the fair value adjustments of acquired franchise debt.

·
Elimination of $0.2 million of costs incurred for the year ended May 31, 2011, which are directly attributable to the acquisitions, and which do not have a continuing impact on the combined company's operating results. Included in these costs are advisory and legal costs incurred by RTI.

All of the above adjustments were adjusted for the applicable tax impact, which for the above would be the statutory tax rate of 39.7%. In addition, the pro forma net income and earnings per share amounts presented above reflect our estimates of the franchises' FICA Tip and Work Opportunity Tax Credits for the portions of the fiscal year prior to the dates of acquisition. These credits were $0.7 million and $0.9 million for the years ended May 31, 2011 and June 1, 2010, respectively.

License Acquisitions

On September 13, 2010, we entered into a licensing agreement with LFMG International, LLC which allowed us to operate multiple restaurants under the Lime Fresh name. Under the terms of the agreement, we paid an initial development fee of $1.0 million and paid a license agreement fee of $5,000 for each Lime Fresh restaurant we opened. In addition, we paid a royalty fee of 2.0%, and an advertising fee of 1.0%, of gross sales of any Lime Fresh restaurant that we opened. The license agreement terminated when we acquired certain assets of LFMG International, LLC as discussed above. We opened four Lime Fresh restaurants during fiscal 2012 under the terms of the license agreement prior to the acquisition on April 11, 2012. As previously discussed, we wrote off the $1.0 million balance remaining on this license agreement upon completion of the acquisition in fiscal 2012.

Additionally, on July 22, 2010, following the approval of the Audit Committee of our Board of Directors, we entered into a licensing agreement with Gourmet Market, Inc. which is owned by our Chief Executive Officer's brother, Price Beall. The licensing agreement allows us to operate multiple restaurants under the Truffles® name. Truffles is an upscale café concept that currently operates several restaurants in the vicinity of Hilton Head Island, South Carolina. The Truffles concept offers a diverse menu featuring soups, salads, and sandwiches, a signature chicken pot pie, house-breaded fried shrimp, pasta, ribs, steaks, and a variety of desserts.

Under the terms of the agreement, we will pay a licensing fee to Gourmet Market, Inc. of 2.0% of gross sales of any Truffles we open. Additionally, we will pay Gourmet Market, Inc. a monthly fee for up to two years for consulting services to be provided by Price Beall to assist us in developing and opening Truffles restaurants under the terms of the licensing agreement. During the first 12 months of the agreement we paid $20,833 per month for such services. During the second 12 months of the agreement we are required to pay $10,417 per month. Gourmet Market, Inc. has the option to terminate future development rights if we do not operate 18 or more Truffles restaurants within five years or 40 or more Truffles within 10 years of the effective date of the agreement. Management has yet to determine if it will open 18 or more Truffles restaurants within five years or 40 or more Truffles within 10 years. We opened our first Truffles in Atlanta, Georgia in December 2010 and our second in Orlando, Florida in November 2011. During the year ended June 5, 2012 and May 31, 2011, we paid Gourmet Market, Inc. $197,623 and $226,041, respectively, under the terms of the agreement.

Accounts and Notes Receivable 10-K	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
Accounts and Notes Receivable [Abstract]
Accounts and Notes Receivable
NOTE D – ACCOUNTS RECEIVABLE

Accounts receivable – current consist of the following (in thousands):

	December 4, 2012	June 5, 2012

Rebates receivable	$832	$923
Amounts due from franchisees	770	770
Other receivables	5,170	3,007
	$6,772	$4,700

We negotiate purchase arrangements, including price terms, with designated and approved suppliers on behalf of us and our franchise system. We receive various volume discounts and rebates based on purchases for our Company-owned restaurants from numerous suppliers.

Amounts due from franchisees consist of royalties, license and other miscellaneous fees, a substantial portion of which represents current and recently-invoiced billings. Also included in this amount is the current portion of the straight-lined rent receivable from franchise sublessees.

As of December 4, 2012 and June 5, 2012, Other receivables consisted primarily of amounts due for third-party gift card sales ($2.2 million and $1.3 million, respectively), a receivable due from a third-party maintenance provider in connection with a contract settlement ($1.4 million as of December 4, 2012 only), and amounts due from our distributor ($1.1 million and $0.9 million, respectively).

On June 20, 2012, RT Midwest Holdings, LLC, RT Chicago Franchise, LLC, RT Midwest Real Estate, LLC, and RT Northern Illinois Franchise, LLC (collectively "RT Midwest"), filed for Chapter 11 protection in the United States Bankruptcy Court for the District of Minnesota. RT Midwest is a franchisee which operated 13 restaurants and had indebtedness of $2.3 million owed to RTI at the time of the Chapter 11 filing. During the fourth quarter of fiscal 2012, we wrote off the $2.3 million in franchise fee receivables due from RT Midwest and the associated unearned franchise fees in anticipation of the Chapter 11 filing. See Note H to the Condensed Consolidated Financial Statements for a discussion of closed restaurant lease reserve charges recorded during the first quarter of fiscal 2013 in connection with a subleased restaurant that RT Midwest closed during that quarter.

4. Accounts and Notes Receivable

Accounts and notes receivable - current consist of the following (in thousands):

	2012	2011

Rebates receivable	$923	$1,055
Amounts due from franchisees	770	2,506
Other receivables	3,007	3,970
	$4,700	$7,531

We negotiate purchase arrangements, including price terms, with designated and approved suppliers on behalf of us and our franchise system. We receive various volume discounts and rebates based on purchases for our Company-owned restaurants from numerous suppliers.

Amounts due from franchisees consist of royalties, license, and other miscellaneous fees, a substantial portion of which represents current and recently-invoiced billings. Also included in this amount is the current portion of the straight-lined rent receivable from franchise sublessees.

We defer recognition of franchise fee revenue for any franchise with negative cash flows at times when the negative cash flows were deemed to be anything other than temporary and the franchise has borrowed directly from us. We also do not recognize franchise fee revenue from franchises with fees in excess of 60 days past due. Accordingly, we have deferred recognition of a portion of franchise revenue from certain franchisees. Unearned income for franchise fees was insignificant and $1.2 million as of June 5, 2012 and May 31, 2011, respectively, which is included in Other deferred liabilities and/or Accrued liabilities - Rent and other in the Consolidated Balance Sheets. The decrease in unearned income is primarily attributable to the write-off of unearned fees associated with a traditional domestic franchisee that filed bankruptcy in June 2012. See Note 15 to the Consolidated Financial Statements for further discussion about the bankruptcy of this traditional franchisee.

As of June 5, 2012 and May 31, 2011, Other receivables consisted primarily of amounts due for third-party gift card sales ($1.3 million for both periods), amounts due from our distributor ($0.9 million and $0.7 million, respectively), and amounts due relating to insurance claims (negligible and $1.2 million, respectively).

Inventories 10-K	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
INVENTORIES [Abstract]
Inventories [Abstract]
NOTE E – INVENTORIES

Our merchandise inventory was $30.1 million and $19.9 million as of December 4, 2012 and June 5, 2012, respectively. In order to ensure adequate supply and competitive pricing, we purchase lobster and crab in advance of our needs and store it in third-party facilities prior to our distributor taking possession of the inventory. The increase in merchandise inventory from the end of the prior fiscal year is due primarily to advance purchases of lobster and crab in part to ensure adequate supply.

5. Inventories

Our merchandise inventory was $19.9 million and $25.6 million as of June 5, 2012 and May 31, 2011, respectively. In order to ensure adequate supply and competitive pricing, in fiscal 2010 we began purchasing lobster in advance of our needs and storing it in third-party facilities prior to our distributor taking possession of the inventory. Once the lobster is moved to our distributor's facilities, we transfer ownership to the distributor. We later reacquire the inventory from our distributor upon its subsequent delivery to our restaurants. Lobster purchases are included within merchandise inventory in our Consolidated Balance Sheets. The decrease in our merchandise inventory in fiscal 2012 is due primarily to reductions in the level of lobster inventory on hand at June 5, 2012 as a result of managing our levels down based on better forecasting of our lobster needs since the prior year.

Property, Equipment, Assets Held for Sale, Operating Leases, and Sale-Leaseback Transactions 10-K	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
PROPERTY, EQUIPMENT, ASSETS HELD FOR SALE, OPERATING LEASES, AND SALE-LEASEBACK TRANSACTIONS [Abstract]
Property, Equipment, Assets Held for Sale, Operating Leases, and Sale-Leaseback Transactions
NOTE F – PROPERTY, EQUIPMENT, ASSETS HELD FOR SALE, OPERATING LEASES, AND SALE-LEASEBACK TRANSACTIONS

Property and equipment, net, is comprised of the following (in thousands):

	December 4, 2012	June 5, 2012
Land	$235,522	$244,498
Buildings	468,474	494,537
Improvements	408,436	421,143
Restaurant equipment	255,228	276,576
Other equipment	90,916	95,400
Construction in progress and other*	28,906	26,473
	1,487,482	1,558,627
Less accumulated depreciation	576,584	592,022
	$910,898	$966,605

* Included in Construction in progress and other as of December 4, 2012 and June 5, 2012 are $19.1 million and $21.8 million, respectively, of assets held for sale that are not classified as such in the Condensed Consolidated Balance Sheets as we do not expect to sell these assets within the next 12 months. These assets primarily consist of parcels of land upon which we have no intention to build restaurants.

Included within the current assets section of our Condensed Consolidated Balance Sheets at December 4, 2012 and June 5, 2012 are amounts classified as held for sale totaling $4.2 million and $4.7 million, respectively. Assets held for sale primarily consist of parcels of land upon which we have no intention to build restaurants, land and buildings of closed restaurants, and various liquor licenses. During the 13 and 26 weeks ended December 4, 2012, we sold surplus properties with carrying values of $1.6 million at net gains of $0.5 million for both periods. Cash proceeds, net of broker fees, from these sales during the 13 and 26 weeks ended December 4, 2012 totaled $2.1 million for both periods. During the 13 and 26 weeks ended November 29, 2011, we sold surplus properties with carrying values of $1.5 million for both periods, at net gains that were negligible and $0.1 million, respectively. Cash proceeds, net of broker fees, from these sales during the 13 and 26 weeks ended November 29, 2011 totaled $1.5 million for both periods.

Approximately 55% of our 742 restaurants are located on leased properties. Of these, approximately 66% are land leases only; the other 34% are for both land and building. The initial terms of these leases expire at various dates over the next 24 years. These leases may also contain required increases in minimum rent at varying times during the lease term and have options to extend the terms of the leases at a rate that is included in the original lease agreement. Most of our leases require the payment of additional (contingent) rent that is based upon a percentage of restaurant sales above agreed upon sales levels for the year. These sales levels vary for each restaurant and are established in the lease agreements. We recognize contingent rental expense (in annual as well as interim periods) prior to the achievement of the specified target that triggers the contingent rental expense, provided that achievement of that target is considered probable.

During the 13 and 26 weeks ended December 4, 2012, we completed sale-leaseback transactions of the land and building for five and 14 Company-owned Ruby Tuesday concept restaurants, respectively, for gross cash proceeds of $11.7 million and $32.0 million, respectively, exclusive of transaction costs of approximately $0.6 million and $1.6 million, respectively. Equipment was not included. The carrying value of the properties sold was $8.4 million and $22.7 million, respectively. The leases have been classified as operating leases and have initial terms of 15 years, with fair market value-based renewal options of up to 20 years. Net proceeds from the sale-leaseback transactions were used for general corporate purposes, including the repurchase of shares of our common stock, and debt payments.

We realized gains on these transactions during the 13 and 26 weeks ended December 4, 2012 of $2.7 million and $7.7 million, respectively, which have been deferred and are being recognized on a straight-line basis over the lease term. The current portion of the deferred gains on all sale-leaseback transactions to date was $0.8 million and $0.3 million as of December 4, 2012 and June 5, 2012, respectively, and is included in Accrued liabilities – Rent and other in our Condensed Consolidated Balance Sheets. The long-term portion of the deferred gains on all sale-leaseback transactions to date was $11.1 million and $4.2 million as of December 4, 2012 and June 5, 2012, respectively, and is included in Other deferred liabilities in our Condensed Consolidated Balance Sheets. Amortization of the deferred gains of $0.2 million and $0.3 million is included within Other restaurant operating costs in our Condensed Consolidated Statement of Operations and Comprehensive (Loss)/Income for the 13 and 26 weeks ended December 4, 2012, respectively.

6. Property, Equipment, Assets Held for Sale, Operating Leases, and Sale-Leaseback Transactions

Property and equipment, net, is comprised of the following (in thousands):

	2012	2011
Land	$244,498	$256,761
Buildings	494,537	512,177
Improvements	421,143	427,169
Restaurant equipment	276,576	279,319
Other equipment	95,400	93,944
Construction in progress and other*	26,473	28,077
	1,558,627	1,597,447
Less accumulated depreciation	592,022	566,296
	$966,605	$1,031,151

* Included in Construction in progress and other as of June 5, 2012 and May 31, 2011 are $21.8 million and $23.3 million, respectively, of assets held for sale that are not classified as such in the Consolidated Balance Sheets as we do not expect to sell these assets within the next 12 months. These assets primarily consist of parcels of land upon which we have no intention to build restaurants.

Included within the current assets section of our Consolidated Balance Sheets at June 5, 2012 and May 31, 2011 are amounts classified as assets held for sale totaling $4.7 million and $1.3 million, respectively. Assets held for sale primarily consist of parcels of land upon which we have no intention to build restaurants, land and buildings of closed restaurants, and various liquor licenses. In addition to operating restaurants sold and leased back, as discussed below, during fiscal 2012, 2011, and 2010 we sold surplus properties with carrying values of $5.3 million, $6.5 million, and $4.5 million, respectively, at net gains of $0.8 million, $0.1 million, and $1.0 million, respectively. Cash proceeds, net of broker fees, from these sales totaled $6.0 million, $6.6 million, and $5.4 million, respectively.

As discussed further in Note 3 to the Consolidated Financial Statements, we acquired 109 restaurants from franchisees during fiscal 2011. We recorded the property and equipment of these restaurants at their fair values, which were estimated to be $137.1 million at the acquisition dates.

Approximately 52% of our 741 restaurants are located on leased properties. Of these, approximately 65% are land leases only; the other 35% are for both land and building. The initial terms of these leases expire at various dates over the next 24 years. These leases may also contain required increases in minimum rent at varying times during the lease term and have options to extend the terms of the leases at a rate that is included in the original lease agreement. Most of our leases require the payment of additional (contingent) rent that is based upon a percentage of restaurant sales above agreed upon sales levels for the year. These sales levels vary for each restaurant and are established in the lease agreements. We recognize contingent rental expense (in annual as well as interim periods) prior to the achievement of the specified target that triggers the contingent rental expense, provided that achievement of that target is considered probable.

During the year ended June 5, 2012, we completed sale-leaseback transactions of the land and building for ten Company-owned Ruby Tuesday concept restaurants for gross cash proceeds of $22.2 million, exclusive of transaction costs of approximately $1.1 million. Equipment was not included. The carrying value of the properties sold was $16.5 million. The leases have been classified as operating leases and have initial terms of 15 years, with renewal options of up to 20 years. Net proceeds from the sale-leaseback transactions were used to pay down certain of our mortgage loan obligations.

We realized gains on these transactions of $4.6 million, which have been deferred and are being recognized on a straight-line basis over the initial terms of the leases. The current and long-term portions of the deferred gains are included in Accrued liabilities- Rent and other and Other deferred liabilities, respectively, in our June 5, 2012 Consolidated Balance Sheets. Amortization of the deferred gains is included as a reduction to rent expense and is included within Other restaurant operating costs in our Consolidated Statement of Operations for the year ended June 5, 2012.

The following is a schedule by year of future minimum lease payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of June 5, 2012 (in thousands):

2013	$45,873
2014	42,255
2015	38,239
2016	33,822
2017	30,328
Subsequent years	170,096
Total minimum lease payments	$360,613

The following schedule shows the future minimum sub-lease payments contractually due from franchisees and others for the next five years and thereafter under noncancelable sub-lease agreements (in thousands):

	Franchisees	Others	Total
2013	$357	$143	$500
2014	201	125	326
2015	117	125	242
2016	93	73	166
2017	93	-	93
Subsequent years	172	-	172
Total minimum sub-lease payments	$1,033	$466	$1,499

The following table summarizes our minimum and contingent rent expense and our sublease rental income under our operating leases (in thousands):

	2012	2011	2010
Minimum rent	$48,420	$43,841	$43,474
Contingent rent	822	741	424
	49,242	44,582	43,898
Sublease rental income	(416)	(1,217)	(3,218)
	$48,826	$43,365	$40,680

The amounts shown for fiscal 2012, 2011, and 2010 above exclude rent expense/(income) of $3.7 million, $(0.4) million, and $1.8 million, respectively, relating to lease reserves established for closed restaurants or dead sites, which is included with Closures and impairments expense in our Consolidated Statements of Operations.

Long-Term Debt and Capital Leases 10-K	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
LONG-TERM DEBT AND CAPITAL LEASES [Abstract]
Long-Term Debt and Capital Leases
NOTE G – LONG-TERM DEBT AND CAPITAL LEASES

Long-term debt and capital lease obligations consist of the following (in thousands):

	December 4, 2012	June 5, 2012
Senior unsecured notes	$238,500	$250,000
Unamortized discount	(3,296)	(3,646)
Senior unsecured notes less unamortized discount	235,204	246,354
Mortgage loan obligations	73,305	80,076
Capital lease obligations	188	233
	308,697	326,663
Less current maturities	9,988	12,454
	$298,709	$314,209

On May 14, 2012, we entered into an indenture (the "Indenture") among the Company, certain subsidiaries of the Company as guarantors and Wells Fargo Bank, National Association as trustee, governing the Company's $250.0 million aggregate principal amount of 7.625% senior notes due 2020 (the "Senior Notes"). The Senior Notes were issued at a discount of $3.7 million, which is being amortized using the effective interest method over the eight year term of the notes.

The Senior Notes are guaranteed on a senior unsecured basis by our existing and future domestic restricted subsidiaries, subject to certain exceptions. They rank equal in right of payment with our existing and future senior indebtedness and senior in right of payment to any of our future subordinated indebtedness. The Senior Notes are effectively subordinated to all of our secured debt, including borrowings outstanding under our revolving credit facility, to the extent of the value of the assets securing such debt and structurally subordinated to all of the liabilities of our existing and future subsidiaries that do not guarantee the Senior Notes.

Interest on the Senior Notes is calculated at 7.625% per annum, payable semiannually on each May 15 and November 15, commencing November 15, 2012, to holders of record on the May 1 or November 1 immediately preceding the interest payment date. Accrued interest on the Senior Notes and our other long-term debt and capital lease obligations is included in Accrued liabilities – Rent and other in our Condensed Consolidated Balance Sheets. The Senior Notes mature on May 15, 2020.

At any time prior to May 15, 2016, we may redeem the Senior Notes, in whole or in part, at a redemption price equal to 100% of the principal amount, plus an applicable "make-whole" premium and accrued and unpaid interest. At any time on or after May 15, 2016, we may redeem the Senior Notes, in whole or in part, at the redemption prices specified in the Indenture plus accrued and unpaid interest. At any time prior to May 15, 2015, we may redeem up to 35% of the Senior Notes from the proceeds of certain equity offerings. There is no sinking fund for the Senior Notes.

The Indenture contains covenants that limit, among other things, our ability and the ability of certain of our subsidiaries to (i) incur or guarantee additional indebtedness; (ii) declare or pay dividends, redeem stock or make other distributions to stockholders; (iii) make certain investments; (iv) create liens or use assets as security in other transactions; (v) merge or consolidate, or sell, transfer, lease or dispose of substantially all of their assets; (vi) enter into transactions with affiliates; and (vii) sell or transfer certain assets. These covenants are subject to a number of important exceptions and qualifications, as described in the Indenture, and certain covenants will not apply at any time when the Senior Notes are rated investment grade by the Rating Agencies, as defined in the Indenture. The Indenture also provides for events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Senior Notes to be due and payable immediately.

In connection with the issuance of the Senior Notes, we have agreed to register with the SEC notes having substantially identical terms as the Senior Notes, as part of an offer to exchange freely tradable exchange notes for the Senior Notes. We have agreed: (i) within 270 days after the issue date of the Senior Notes, to file a registration statement enabling holders of the Senior Notes to exchange the privately placed notes for publicly registered notes with substantially identical terms; (ii) to use commercially reasonable efforts to cause the registration statement to become effective within 365 days after the issue date of the Senior Notes; (iii) to consummate the exchange offer within 405 days after the issue date of the Senior Notes; and (iv) to file a shelf registration statement for resale of the notes if we cannot consummate the exchange offer within the time period listed above.

If we fail to meet these targets (each, a "registration default"), the annual interest rate on the Senior Notes will increase by 0.25%. The annual interest rate on the Senior Notes will increase by an additional 0.25% for each subsequent 90-day period during which the registration default continues, up to a maximum additional interest rate of 1.0% per year over the otherwise applicable annual interest rate of 7.625%. If we cure the registration default, the interest rate on the Senior Notes will revert to the original level.

On August 10, 2012, we entered into the third amendment to our five-year revolving credit agreement (the "Credit Facility" discussed below) which, among other things, allows us to repurchase up to $15.0 million of the Senior Notes in any fiscal year. During the first 26 weeks of fiscal 2013, we repurchased $11.5 million of the Senior Notes for $10.9 million plus a negligible amount of accrued interest. We realized a gain of $0.6 million on these transactions. The balance on the Senior Notes was $238.5 million at December 4, 2012 as a result of these repurchases. As of December 4, 2012, we may repurchase an additional $3.5 million of the Senior Notes during the remainder of fiscal 2013.

On December 1, 2010, we entered into the Credit Facility, under which we could borrow up to $320.0 million with the option to increase our capacity by $50.0 million to $370.0 million. On May 14, 2012, we entered into the second amendment to our revolving credit facility to, among other things, reduce the maximum aggregate revolving commitment to $200.0 million, secure the revolving credit facility with a lien over the equity interests of certain subsidiaries, modify certain financial covenants and ratios and permit the issuance of the Senior Notes.

The terms of the Credit Facility provide for a $40.0 million letter of credit subcommitment. The Credit Facility also includes a $50.0 million franchise facility subcommitment (the "Franchise Facility Subcommitment"), which covered our previous guarantees of franchise debt. The Franchise Facility Subcommitment matures no later than December 1, 2015. All amounts guaranteed under the Franchise Facility Subcommitment have been settled.

The interest rate charged on borrowings pursuant to the Credit Facility can vary depending on the interest rate option we choose to utilize. Our Base Rate for borrowings is defined to be the higher of Bank of America's prime rate, the Federal Funds Rate plus 0.5%, or an adjusted LIBO Rate plus 1.00%, plus an applicable margin ranging from 0.25% to 1.50%. The applicable margin for our Eurodollar Borrowings ranges from 1.25% to 2.50% depending on our Total Debt to EBITDAR ratio.

A commitment fee for the account of each lender at a rate ranging from 0.300% to 0.450% (depending on our Total Debt to EBITDAR ratio) on the daily amount of the unused revolving commitment of such lender is payable on the last day of each calendar quarter and on the termination date of the Credit Facility. On the first day after the end of each calendar quarter until the termination date of the Credit Facility, we are required to pay a letter of credit fee for the account of each lender with respect to such lender's participation in each letter of credit. The letter of credit fee accrues at the applicable margin for Eurodollar Loans then in effect on the average daily amount of such lender's letter of credit exposure (excluding any portion attributable to unreimbursed letter of credit disbursements) attributable to such letter of credit during the period from and including the date of issuance of such letter of credit to but excluding the date on which such letter of credit expires or is drawn in full. Besides the commitment fee and the letter of credit fee, we are also required to pay a fronting fee on the daily amount of the letter of credit exposure (excluding any portion attributable to unreimbursed letter of credit disbursements) on the tenth day after the end of each calendar quarter until the termination date of the Credit Facility. We must also pay standard fees with respect to issuance, amendment, renewal or extension of any letter of credit or processing of drawings thereunder.

We are entitled to make voluntary prepayments of our borrowings under the Credit Facility at any time, in whole or in part, without premium or penalty. Subject to certain exceptions, mandatory prepayments will be required upon occurrence of certain events, including the revolving credit exposure of all lenders exceeding the aggregate revolving commitment then in effect, sales of certain assets and any additional debt issuances.

Under the terms of the Credit Facility, we had no borrowings outstanding at either December 4, 2012 or June 5, 2012. After consideration of letters of credit outstanding, we had $189.8 million available under the Credit Facility as of December 4, 2012.

The Credit Facility contains a number of customary affirmative and negative covenants that, among others, limit or restrict our ability to incur liens, engage in mergers or other fundamental changes, make acquisitions, investments, loans and advances, pay dividends or other distributions, sell or otherwise dispose of certain assets, engage in certain transactions with affiliates, enter into burdensome agreements or certain hedging agreements, amend organizational documents, change accounting practices, incur additional indebtedness and prepay other indebtedness. In addition, under the Credit Facility, we are required to comply with financial covenants relating to the maintenance of a maximum leverage ratio and a minimum fixed charge coverage ratio and we were in compliance with these financial covenants as of December 4, 2012. The terms of the Credit Facility require us to maintain a maximum leverage ratio of no more than 4.5 to 1.0 through the fiscal quarter ending on or about June 4, 2013 and 4.25 to 1.0 thereafter and a minimum fixed charge coverage ratio of 1.75 to 1.0 through and including the fiscal quarter ending on or about June 3, 2014 and 1.85 to 1.0 thereafter.

The Credit Facility terminates on December 1, 2015. Upon the occurrence of an event of default, the lenders may terminate the loan commitments, accelerate all loans and exercise any of their rights under the Credit Facility and any ancillary loan documents.

Our $73.3 million in mortgage loan obligations as of December 4, 2012 consists of various loans acquired upon franchise acquisitions. These loans, which mature between March 2013 and November 2022, have balances which range from $0.1 million to $8.2 million and interest rates of 3.91% to 11.28%. Many of the properties acquired from franchisees collateralize the loans outstanding.

7. Long-Term Debt and Capital Leases

Long-term debt and capital lease obligations consist of the following (in thousands):

	2012	2011
Senior unsecured notes	$250,000
Unamortized discount	(3,646)
Senior unsecured notes less unamortized discount	246,354
Revolving credit facility	-	$177,000
Series B senior notes:
due April 2013	-	44,442
Mortgage loan obligations	80,076	122,546
Capital lease obligations	233	286
	326,663	344,274
Less current maturities	12,454	15,090
	$314,209	$329,184

Estimated annual maturities of long-term debt and capital lease obligations at June 5, 2012 are as follows (in thousands):

2013	$12,454
2014	8,743
2015	8,084
2016	10,894
2017	15,714
Subsequent years	270,774
$326,663

On May 14, 2012, we entered into an indenture (the "Indenture") among the Company, certain subsidiaries of the Company as guarantors and Wells Fargo Bank, National Association as trustee, governing the Company's $250.0 million aggregate principal amount of 7.625% senior notes due 2020 (the "Senior Notes"). The Senior Notes were issued at a discount of $3.7 million, which is being amortized using the effective interest method over the eight year term of the notes.

The Senior Notes are guaranteed on a senior unsecured basis by our existing and future domestic restricted subsidiaries, subject to certain exceptions. They rank equal in right of payment with our existing and future senior indebtedness and senior in right of payment to any of our future subordinated indebtedness. The Senior Notes are effectively subordinated to all of our secured debt, including borrowings outstanding under our revolving credit facility, to the extent of the value of the assets securing such debt and structurally subordinated to all of the liabilities of our existing and future subsidiaries that do not guarantee the Senior Notes.

Interest on the Senior Notes is calculated at 7.625% per annum, payable semiannually on each May 15 and November 15, commencing November 15, 2012, to holders of record on the May 1 or November 1 immediately preceding the interest payment date. The Senior Notes mature on May 15, 2020.

At any time prior to May 15, 2016, we may redeem the Senior Notes, in whole or in part, at a redemption price equal to 100% of the principal amount, plus an applicable "make-whole" premium and accrued and unpaid interest. At any time and from time to time on or after May 15, 2016, we may redeem the Senior Notes, in whole or in part, at the redemption prices specified in the Indenture. At any time prior to May 15, 2015, we may redeem up to 35% of the Senior Notes from the proceeds of certain equity offerings. There is no sinking fund for the Senior Notes.

The Indenture contains covenants that limit, among other things, our ability and the ability of certain of our subsidiaries to (i) incur or guarantee additional indebtedness; (ii) declare or pay dividends, redeem stock or make other distributions to stockholders; (iii) make certain investments; (iv) create liens or use assets as security in other transactions; (v) merge or consolidate, or sell, transfer, lease or dispose of substantially all of their assets; (vi) enter into transactions with affiliates; and (vii) sell of transfer certain assets. These covenants are subject to a number of important exceptions and qualifications, as described in the Indenture, and certain covenants will not apply at any time when the Senior Notes are rated investment grade by the Rating Agencies, as defined in the Indenture. The Indenture also provides for events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Senior Notes to be due and payable immediately.

In connection with the issuance of the Senior Notes, we have agreed to register with the SEC notes having substantially identical terms as the Senior Notes, as part of an offer to exchange freely tradable exchange notes for the Senior Notes. We have agreed: (i) within 270 days after the issue date of the Senior Notes, to file a registration statement enabling holders of the Senior Notes to exchange the privately placed notes for publicly registered notes with substantially identical terms; (ii) to use commercially reasonable efforts to cause the registration statement to become effective within 365 days after the issue date of the Senior Notes; (iii) to consummate the exchange offer within 405 days after the issue date of the Senior Notes; and (iv) to file a shelf registration statement for resale of the notes if we cannot consummate the exchange offer within the time period listed above.

If we fail to meet these targets (each, a "registration default"), the annual interest rate on the Senior Notes will increase by 0.25%. The annual interest rate on the Senior Notes will increase by an additional 0.25% for each subsequent 90-day period during which the registration default continues, up to a maximum additional interest rate of 1.0% per year over the otherwise applicable annual interest rate of 7.625%. If we cure the registration default, the interest rate on the Senior Notes will revert to the original level.

On December 1, 2010, we entered into a five-year revolving credit agreement (the "Credit Facility"), under which we could borrow up to $320.0 million with the option to increase our capacity by $50.0 million to $370.0 million. The Credit Facility replaced our then outstanding five-year revolving credit agreement (the "Prior Credit Facility") that was entered into on February 28, 2007. Bank of America, N.A., serves as Administrative Agent, Issuing Bank, Servicer and Swingline Lender under the Credit Facility.

On May 14, 2012, we entered into the Second Amendment to our revolving credit facility (the "Second Amendment") to, among other things, reduce the maximum aggregate revolving commitment to $200.0 million, secure the revolving credit facility with a lien over the equity interests of certain subsidiaries, modify certain financial covenants and ratios and permit the issuance of the Senior Notes. In connection with the Second Amendment, we wrote off $1.3 million of unamortized debt issuance costs which is included within Other restaurant operating costs in our June 5, 2012 Consolidated Statement of Operations.

The terms of the Credit Facility provide for a $40.0 million letter of credit subcommitment. The Credit Facility also includes a $50.0 million franchise facility subcommitment (the "Franchise Facility Subcommitment"), which covers our guarantees of debt of our franchise partners in reliance upon the franchise facility guaranty agreement entered into by us and the subsidiary guaranty agreement entered into by our material domestic subsidiaries. The Franchise Facility Subcommitment matures not later than December 1, 2015. As of June 5, 2012, all amounts guaranteed under the Franchise Facility Subcommitment were settled.

The interest rate charged on borrowings pursuant to the Credit Facility can vary depending on the interest rate option we choose to utilize. Our Base Rate for borrowings is defined to be the higher of Bank of America's prime rate, the Federal Funds Rate plus 0.5%, or an adjusted LIBO Rate plus 1.00%, plus an applicable margin ranging from 0.25% to 1.50%. The applicable margin for our Eurodollar Borrowings ranges from 1.25% to 2.50% depending on our Total Debt to EBITDAR ratio.

A commitment fee for the account of each lender at a rate ranging from 0.300% to 0.450% (depending on our Total Debt to EBITDAR ratio) on the daily amount of the unused revolving commitment of such lender is payable on the last day of each calendar quarter and on the termination date of the Credit Facility. On the first day after the end of each calendar quarter until the termination date of the Credit Facility, we are required to pay a letter of credit fee for the account of each lender with respect to such lender's participation in each letter of credit. The letter of credit fee accrues at the applicable margin for Eurodollar Loans then in effect on the average daily amount of such lender's letter of credit exposure (excluding any portion attributable to unreimbursed letter of credit disbursements) attributable to such letter of credit during the period from and including the date of issuance of such letter of credit to but excluding the date on which such letter of credit expires or is drawn in full. Besides the commitment fee and the letter of credit fee, we are also required to pay a fronting fee on the daily amount of the letter of credit exposure (excluding any portion attributable to unreimbursed letter of credit disbursements) on the tenth day after the end of each calendar quarter until the termination date of the Credit Facility. We must also pay standard fees with respect to issuance, amendment, renewal or extension of any letter of credit or processing of drawings thereunder.

We are entitled to make voluntary prepayments of our borrowings under the Credit Facility at any time and from time to time, in whole or in part, without premium or penalty. Subject to certain exceptions, mandatory prepayments will be required upon occurrence of certain events, including the revolving credit exposure of all lenders exceeding the aggregate revolving commitment then in effect, sales of certain assets and any additional debt issuances.

Under the terms of the Credit Facility, we had no borrowings outstanding at June 5, 2012. As of May 31, 2011, we had $177.0 million outstanding with an associated floating rate of interest of 2.27%. After consideration of letters of credit outstanding, we had $190.7 million available under the Credit Facility as of June 5, 2012.

The Credit Facility contains a number of customary affirmative and negative covenants that, among others, limit or restrict our ability to incur liens, engage in mergers or other fundamental changes, make acquisitions, investments, loans and advances, pay dividends or other distributions, sell or otherwise dispose of certain assets, engage in certain transactions with affiliates, enter into burdensome agreements or certain hedging agreements, amend organizational documents, change accounting practices, incur additional indebtedness and prepay other indebtedness. In addition, under the Credit Facility, we are required to comply with financial covenants relating to the maintenance of a maximum leverage ratio and a minimum fixed charge coverage ratio and we were in compliance with these financial covenants as of June 5, 2012. The terms of the Credit Facility require us to maintain a maximum leverage ratio of no more than 4.5 to 1.0 through the fiscal quarter ending on or about June 4, 2013 and 4.25 to 1.0 thereafter and a minimum fixed charge coverage ratio of 1.75 to 1.0 through and including the fiscal quarter ending on or about June 3, 2014 and 1.85 to 1.0 thereafter.

The Credit Facility terminates on December 1, 2015. Upon the occurrence of an event of default, the lenders may terminate the loan commitments, accelerate all loans and exercise any of their rights under the Credit Facility and any ancillary loan documents.

On December 1, 2010, we drew down approximately $203.2 million under the Credit Facility to repay borrowings outstanding under the Prior Credit Facility. Fees and expenses incurred in connection with the refinancing were paid from cash on hand. Additionally, new letters of credit totaling $20.0 million were obtained to replace those outstanding under the Prior Credit Facility.

During fiscal 2010, we closed an underwritten public offering of 11.5 million shares of Ruby Tuesday, Inc. common stock at $6.75 per share, less underwriting discounts. We received approximately $73.1 million in net proceeds from the sale of the shares, after deducting underwriting discounts and offering expenses. The net proceeds were used to repay indebtedness under the Prior Credit Facility.

On April 3, 2003, we issued notes totaling $150.0 million through a private placement of debt (the "Private Placement"). At May 31, 2011, the Private Placement consisted of $44.4 million in notes with an interest rate of 7.17% (the "Series B Notes"). We repaid the Series B Notes on May 14, 2012 using proceeds from the issuance of the Senior Notes.

In connection with the Credit Facility, on December 1, 2010, Bank of America, N.A., as Collateral Agent, along with the lenders and institutional investors pursuant to the Credit Facility, issued a Notice of Direction and Termination effectively terminating the Intercreditor and Collateral Agency Agreement by and between such parties dated May 21, 2008, and also terminating the Pledge Agreement dated May 21, 2008 by and among Ruby Tuesday, Inc. and certain subsidiaries of Ruby Tuesday, Inc. (together the "Pledgors") and the creditors pursuant to the Credit Facility, by which the Pledgors had pledged certain subsidiary equity interests as security for the repayment of our obligations under the Credit Facility.

Our $80.1 million in mortgage loan obligations as of June 5, 2012 consists of various loans acquired upon franchise acquisitions. These loans, which mature between July 2012 and November 2022, have balances which range from negligible to $8.3 million and interest rates of 3.93% to 11.28%. Many of the properties acquired from franchisees collateralize the loans outstanding.

We capitalized interest expense related primarily to restaurant conversions totaling $0.1 million in fiscal 2012. Due to no new restaurant construction during the previous two fiscal years, we capitalized an insignificant amount of interest expense during fiscal 2011 and did not capitalize any interest expense during fiscal 2010.

Closures and Impairments Expense, Including Goodwill	12 Months Ended
Jun. 05, 2012
Closures and Impairments Expense Including Goodwill [Abstract]
Closures and Impairments Expense, Including Goodwill
8. Closures and Impairments Expense, Including Goodwill

Closures and impairment expenses include the following (in thousands):

	2012	2011	2010
Property impairments	$13,633	$6,098	$3,181
Closed restaurant lease reserves	3,841	(333)	756
Other closing expense	1,869	437	859
Loss/(gain) on sale of surplus properties	(678)	47	(1,020)
	$18,665	$6,249	$3,776

Included in the amounts shown above for fiscal 2012 are property impairments of $9.7 million resulting from management's decision during the third quarter of fiscal 2012 to close 25 to 27 restaurants, 23 of which were closed in our fourth quarter and one since.

A rollforward of our future lease obligations associated with closed properties is as follows (in thousands):

	2012	2011
Beginning of year	$2,660	$4,969
Closing expense including rent and other lease charges	3,841	(333)
Transfer of deferred escalating minimum rent balance	2,055	-
Lease obligations assumed with franchise acquisitions	-	396
Payments	(1,605)	(2,372)
Other adjustments	(138)	-
End of year	$6,813	$2,660

For fiscal 2013 and beyond, our focus will be on obtaining settlements on as many of these leases as is possible and these settlements could be higher or lower than the amounts recorded. The actual amount of any cash payments made by the Company for lease contract termination costs will be dependent upon ongoing negotiations with the landlords of the leased restaurant properties.

Goodwill represents the excess of costs over the fair market value of assets of businesses acquired. We had recorded goodwill from the acquisition of certain franchise partnerships during fiscal 2011 and the acquisition of Lime Fresh during fiscal 2012. In early August 2011, the closing price of our common stock fell below our net book value per share and, with few exceptions, has remained there since. We perform tests for impairment annually, or more frequently when events or circumstances indicate it might be impaired.

Impairment tests for goodwill require a two-step process. Under the first step, the estimation of fair value of the reporting unit is compared with its carrying value including goodwill. If the first step indicates a potential impairment, the second step is performed to measure the amount of impairment, if any. Goodwill impairment exists when the implied fair value of goodwill is less than its carrying value. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit in a manner similar to a purchase price allocation.

Our normal timing for the annual testing of goodwill is as of the end of our third fiscal quarter. Given our lowered stock price and the continuation of negative same-restaurant sales in the fourth quarter of fiscal 2012, we tested our goodwill again during the fourth quarter and determined that certain of our goodwill was impaired. As a result, we recorded a charge of $16.9 million ($12.0 million, net of tax) during the fourth quarter of fiscal 2012, representing the full value of our Ruby Tuesday concept goodwill.

Employee Post-Employment Benefits 10-K	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
Employee Post-Employment Benefits [Abstract]
Employee Post-Employment Benefits
NOTE I – EMPLOYEE POST-EMPLOYMENT BENEFITS

We sponsor three defined benefit pension plans for active employees and offer certain postretirement benefits for retirees. A summary of each of these is presented below.

Retirement Plan
RTI sponsors the Morrison Restaurants Inc. Retirement Plan (the "Retirement Plan"). Effective December 31, 1987, the Retirement Plan was amended so that no additional benefits would accrue and no new participants may enter the Retirement Plan after that date. Participants receive benefits based upon salary and length of service.

Minimum funding for the Retirement Plan is determined in accordance with the guidelines set forth in employee benefit and tax laws. From time to time we may contribute additional amounts as we deem appropriate. We estimate that we will be required to make contributions totaling $0.4 million to the Retirement Plan during the remainder of fiscal 2013.

Executive Supplemental Pension Plan and Management Retirement Plan
Under these unfunded defined benefit pension plans, eligible employees earn supplemental retirement income based upon salary and length of service, reduced by social security benefits and amounts otherwise receivable under other specified Company retirement plans. Effective June 1, 2001, the Management Retirement Plan was amended so that no additional benefits would accrue and no new participants may enter the plan after that date.

On November 30, 2012, Samuel E. Beall, III, our Chief Executive Officer stepped down from management and the Board of Directors. Because he is entitled to receive his entire pension payment in a lump-sum six months following his retirement, we have classified an amount representing that pension payment ($8.1 million) into Accrued liabilities – Payroll and related costs in our December 4, 2012 and June 5, 2012 Condensed Consolidated Balance Sheets.

Postretirement Medical and Life Benefits
Our Postretirement Medical and Life Benefits plans provide medical and life insurance benefits to certain retirees. The medical plan requires retiree cost sharing provisions that are more substantial for employees who retire after January 1, 1990.

The following tables detail the components of net periodic benefit costs and the amounts recognized in our Condensed Consolidated Financial Statements for the Retirement Plan, Management Retirement Plan, and the Executive Supplemental Pension Plan (collectively, the "Pension Plans") and the Postretirement Medical and Life Benefits plans (in thousands):

	Pension Benefits
	Thirteen weeks ended		Twenty-six weeks ended
	December 4,	November 29,	December 4,	November 29,
	2012	2011	2012	2011
Service cost	$115	$134	$230	$268
Interest cost	525	576	1,050	1,152
Expected return on plan assets	(102)	(126)	(204)	(252)
Amortization of prior service cost	26	64	52	128
Recognized actuarial loss	565	426	1,130	852
Net periodic benefit cost	$1,129	$1,074	$2,258	$2,148

	Postretirement Medical and Life Benefits
	Thirteen weeks ended		Twenty-six weeks ended
	December 4,	November 29,	December 4,	November 29,
	2012	2011	2012	2011
Service cost	$3	$2	$6	$4
Interest cost	15	18	30	36
Amortization of prior service cost	(14)	(14)	(28)	(28)
Recognized actuarial loss	53	34	106	68
Net periodic benefit cost	$57	$40	$114	$80

(a)	Prior service costs are amortized on a straight-line basis over the average remaining service period of employees expected to receive benefits.

We also sponsor two defined contribution retirement savings plans. Information regarding these plans is included in our Annual Report on Form 10-K for the fiscal year ended June 5, 2012.

Executive Retirement
On June 6, 2012, we announced that Samuel E. Beall, III, our founder, President, Chief Executive Officer, and Chairman of the Board of Directors, decided to step down from management and the Board of Directors. Mr. Beall stepped down on November 30, 2012. In connection with a transition agreement between the Company and Mr. Beall, the material terms of which were finalized as of June 5, 2012, we accrued $2.2 million of severance during the fourth quarter of fiscal 2012. Mr. Beall's severance payment was paid on December 18, 2012.

As previously mentioned, Mr. Beall will receive a lump sum payment of $8.1 million, representing the full amount due to him under the Executive Supplemental Pension Plan, six-months following his retirement. As Mr. Beall retired on November 30, 2012, this payment will be required in fiscal 2013. Due to the significance of this payment to the Executive Supplemental Pension Plan as a whole, the payment will constitute a partial plan settlement which will require a special valuation. In addition to the expense we routinely record for the Executive Supplemental Pension Plan, a charge estimated to approximate $2.8 million will then be recorded, representing the recognition of a pro rata portion (calculated as the percentage reduction in the projected benefit obligation due to the lump-sum payment) of the then unrecognized loss recorded within accumulated other comprehensive loss.

9. Employee Post-Employment Benefits

Pension and Postretirement Medical and Life Benefits
We sponsor three defined benefit pension plans for active employees and offer certain postretirement benefits for retirees. A summary of each of these is presented below.

Retirement Plan
RTI sponsors the Morrison Restaurants Inc. Retirement Plan (the "Retirement Plan"). Effective December 31, 1987, the Retirement Plan was amended so that no additional benefits would accrue and no new participants could enter the Retirement Plan after that date. Participants receive benefits based upon salary and length of service.

Minimum funding for the Retirement Plan is determined in accordance with the guidelines set forth in employee benefit and tax laws. From time to time we may contribute additional amounts as we deem appropriate. We estimate that we will be required to make a contribution of $0.8 million to the Retirement Plan in fiscal 2013.

The Retirement Plan's assets are held in trust and were allocated as follows on June 5, 2012 and May 31, 2011, the measurement dates:
	Target Allocation	2012 Allocation	2011 Allocation
Equity securities	60-80%	67%	71%
Fixed income securities	20-40%	31%	28%
Cash and cash equivalents	0%	2%	1%

Total	100%	100%	100%

Retirement Plan fiduciaries set investment policies and strategies for the Retirement Plan's trust. The primary investment objectives are to maximize total return within a prudent level of risk, focus on a 3-5 year time horizon, fully diversify investment holdings, and meet the long-term return target selected as an actuarial assumption (currently 8.0%). The Retirement Plan's fiduciaries oversee the investment allocation process, which includes selecting investment managers, commissioning periodic asset-liability studies, setting long-term strategic targets, and monitoring asset allocations. Target allocation ranges are guidelines, not limitations, and occasionally the Retirement Plan's fiduciaries will approve allocations above or below a target range.

Under the terms of the investment policy statement, plan assets are comprised of two major classes: equity and fixed income securities. The goal of the equity portfolio is to produce a total return that will provide a hedge against inflation. Equity securities can include both domestic and international securities with a long-term goal to maintain an equity allocation of approximately 60-80% of the total market value of plan assets. To be fully invested, the trust's equity portfolio should not contain any domestic stock with value in excess of 10% of the total and the aggregate amount of the international equities should not exceed 30% of the total.

The goal of the fixed income portfolio is to reduce the overall volatility of the Plan, provide a stable stream of income, and provide a hedge against deflation over an investment horizon spanning 5-10 years without exposure to excessive interest rate or credit rate risk. Fixed income securities should be primarily U.S. Treasury or Government Agency securities and investment-grade corporate bonds at the time of purchase with a long-term goal to maintain a fixed income allocation of approximately 20-40% of the total market value of plan assets. Investment grade bonds will include securities rated at least BBB by Standard & Poor's or the equivalent Moody's index. Any single non-government issue is limited to 10% of the portfolio.

The fair values of assets held by the Retirement Plan by asset category are as follows (in thousands):

	Fair Value Measurements
	Total Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Cash and cash equivalents	$136	$-	$136	$-
Equity securities
U.S.-based companies	3,525	3,525	-	-
International-based companies	346	346	-	-
Fixed income securities	1,751	1,751
Total	$5,758	$5,622	$136	$-

Executive Supplemental Pension Plan and Management Retirement Plan
Under these unfunded defined benefit pension plans, eligible employees earn supplemental retirement income based upon salary and length of service, reduced by social security benefits and amounts otherwise receivable under other specified Company retirement plans. Effective June 1, 2001, the Management Retirement Plan was amended so that no additional benefits would accrue and no new participants could enter the plan after that date.

Because Samuel E. Beall, III, our Chief Executive Officer ("CEO"), has stated his intention to step down from management and the Board of Directors once the Company names a successor and, because he is entitled to receive his entire pension payment in a lump-sum six months following his retirement (and was retirement-eligible in the prior year), we have classified an amount representing that pension payment ($8.1 million) into Accrued liabilities - Payroll and related costs in our June 5, 2012 and May 31, 2011 Consolidated Balance Sheets.

Although considered to be unfunded, we own whole-life insurance contracts in order to provide a source of funding for benefits due under the terms of the Executive Supplemental Pension Plan and the Management Retirement Plan. Benefits payable under these two plans are paid from a rabbi trust which holds the insurance contracts. We will on occasion contribute additional amounts into the rabbi trust in the event of a liquidity shortfall. We currently project that benefit payments from the rabbi trust for these two plans will approximate $10.5 million in fiscal 2013, which includes the previously-mentioned $8.1 million lump-sum payment which will become payable six months after the retirement of our CEO.

Postretirement Medical and Life Benefits
Our Postretirement Medical and Life Benefits plans provide medical benefits to substantially all retired employees and life insurance benefits to certain retirees. The medical plan requires retiree cost sharing provisions that are more substantial for employees who retire after January 1, 1990.

The following tables detail the components of net periodic benefit cost and the amounts recognized in our Consolidated Financial Statements for the Retirement Plan, Management Retirement Plan, and the Executive Supplemental Pension Plan (collectively, the "Pension Plans") and the Postretirement Medical and Life Benefits plans (in thousands):

	Pension Benefits
	2012	2011	2010

Service cost	$545	$517	$450
Interest cost	2,346	2,290	2,490
Expected return on plan assets	(514)	(392)	(422)
Amortization of prior service cost (a)	262	327	327
Recognized actuarial loss	1,738	1,593	1,385
Net periodic benefit cost	$4,377	$4,335	$4,230

	Postretirement Medical and Life Benefits
	2012	2011	2010

Service cost	$10	$9	$10
Interest cost	71	75	85
Amortization of prior service cost (a)	(55)	(60)	(64)
Recognized actuarial loss	136	112	102
Net periodic benefit cost	$162	$136	$133
(a) Prior service costs are amortized on a straight-line basis over the average remaining service period of employees expected to receive benefits.

The following table details changes in the amounts recognized in accumulated other comprehensive (loss)/income in our 2012 and 2011 Consolidated Financial Statements for the Pension Plans and the Postretirement Medical and Life Benefits plans (in thousands):

	Pension Benefits		Postretirement Medical and Life Benefits
	2012	2011	2012	2011
Prior service cost	$0	$0	$0	$0
Net actuarial loss	3,767	1,502	313	264
Amortization of prior service cost	(262)	(327)	55	60
Amortization of actuarial gain	(1,738)	(1,593)	(136)	(112)
Total recognized in accumulated
other comprehensive income	$1,767	$(418)	$232	$212

Total recognized in net periodic
benefit cost and accumulated
other comprehensive income	$6,144	$3,917	$394	$348

The change in benefit obligation and plan assets and reconciliation of funded status is as follows (in thousands):

	Pension Benefits		Postretirement Medical and Life Benefits
	2012	2011	2012	2011
Change in benefit obligation:
Beginning projected benefit obligation	$45,636	$42,602	$1,406	$1,423
Service cost	545	517	10	9
Interest cost	2,346	2,290	71	75
Plan participant contributions			102
Actuarial loss	2,783	2,577	313	264
Benefits paid	(2,718)	(2,350)	(288)	(365)
Benefit obligation at end of year	$48,592	$45,636	$1,614	$1,406

Change in plan assets:
Beginning fair value of plan assets	$6,677	$5,929	$0	$0
Actual return on plan assets	(470)	1,467
Employer contributions	2,269	1,438	186	365
Plan participant contributions			102
Benefits paid	(2,718)	(2,350)	(288)	(365)
Other		193
Fair value of plan assets at
end of year	$5,758	$6,677	$0	$0
Funded status at end of year	$(42,834)*	$(38,959)*	$(1,614)	$(1,406)

Amounts recognized in the Consolidated Balance Sheets:

Accrued liabilities - payroll and related
costs	$(10,481)	$(9,844)	$(136)	$(123)
Other deferred liabilities	(32,353)	(29,115)	(1,478)	(1,283)
Net amount recognized at year-end	$(42,834)	$(38,959)	$(1,614)	$(1,406)

Amounts recognized in accumulated other comprehensive (loss)/income:

Prior service (cost) credit	$(108)	$(370)	$102	$157
Net actuarial loss	(22,070)	(20,042)	(1,564)	(1,387)
Total amount recognized	$(22,178)	$(20,412)	$(1,462)	$(1,230)

* The funded status reflected above includes the liabilities attributable to all of the Pension Plans but only the assets of the Retirement Plan as the other plans are not considered funded for ERISA purposes. To provide a source for the payment of benefits under the Executive Supplemental Pension Plan and the Management Retirement Plan, we own whole-life insurance contracts on some of the participants. The cash value of these policies was $27.3 million and $27.2 million at June 5, 2012 and May 31, 2011, respectively. In addition, we held in trust $0.5 million and $0.9 million of cash and cash equivalents as of June 5, 2012 and May 31, 2011, respectively, relating to these policies. We maintain a rabbi trust to hold the policies and death benefits as they are received.

The estimated prior service cost for the Pension Plans and the Postretirement Medical and Life Benefits plans that will be amortized from accumulated other comprehensive income into net periodic pension cost in fiscal 2013 is $0.1 million and $(0.1) million, respectively. The estimated net loss for the Pension Plans and the Postretirement Medical and Life Benefits plans that will be amortized from accumulated other comprehensive income into net periodic pension cost in fiscal 2013 is $2.3 million and $0.2 million, respectively.

Additional measurement date information for the pension plans which have benefit obligations in excess of plan assets (in thousands):

	Pension Benefits		Postretirement Medical and Life Benefits
	June 5, 2012	May 31, 2011	June 5, 2012	May 31, 2011
Projected benefit obligation	$48,592	$45,636	$1,614	$1,406
Accumulated benefit
obligation	47,435	44,064	1,614	1,406
Fair value of plan assets	5,758	6,677	0	0

The weighted-average assumptions used to determine the net periodic benefit cost for fiscal years are set forth below:

	Pension Benefits
	2012	2011	2010
Discount rate	5.3%	5.5%	6.5%
Expected return on plan assets	8.0%	7.0%	8.0%
Rate of compensation increase	2.0%	2.0%	3.1%

	Postretirement Medical and Life Benefits
	2012	2011	2010
Discount rate	5.3%	5.5%	6.5%
Rate of compensation increase	2.0%	2.0%	3.0%

Our estimated long-term rate of return on plan assets represents the weighted-average of expected future returns on the asset categories included in our target investment allocation based primarily on the historical returns for each asset category, adjusted for an assessment of current market conditions.

The weighted average assumptions used to determine benefit obligations at the measurement dates are set forth below:

	Pension Benefits
	2012	2011
Discount rate	4.5%	5.3%
Rate of compensation increase	2.0%	2.0%
	Postretirement Medical and Life Benefits
	2012	2011
Discount rate	3.9%	5.3%
Rate of compensation increase	2.0%	2.0%

We currently are assuming a gross medical trend rate of 8.0% for fiscal 2013. We expect this rate to decrease approximately 0.5% per year from fiscal 2013 to fiscal 2016 and approximately 0.25% each fiscal year thereafter for an ultimate trend rate of 5.0% in fiscal 2022. A change in this rate of 1.0% would have no significant effect on either our net periodic postretirement benefit expense or our accrued postretirement benefits liability.

The benefits expected to be paid in each of the next five years and in the aggregate for the five years thereafter are set forth below (in thousands):

	Pension Benefits		Postretirement Medical and Life Benefits
2013	$11,333	(1)	$135
2014	3,114		134
2015	2,351		130
2016	4,733		138
2017	4,074		135
2018-2022	14,712		664

(1) Estimated benefit payments for 2013 include an $8.1 million lump-sum payment to our CEO, who, as previously discussed, has announced his intention to step down in fiscal 2013 once his successor is named.

Expected benefits are estimated based on the same assumptions used to measure our benefit obligation on our measurement date of June 5, 2012 and, where applicable, include benefits attributable to estimated further employee service.

Defined Contribution Plans
We sponsor two defined contribution plans for active employees, as summarized below.

Salary Deferral Plan
RTI offers certain employees a 401(k) plan called the Ruby Tuesday, Inc. Salary Deferral Plan ("401(k) Plan"). We make matching contributions to the 401(k) Plan based on each eligible employee's pre-tax contribution and years of service. Effective January 1, 2009, we match in cash each fiscal quarter a specified percentage of the participating employee's first 6% of pre-tax contribution based on achievement of a same-restaurant sales performance factor. Company matches do not vest until the employees have worked three years for us. Fiscal 2011 401(k) Plan expenses were $0.3 million. Given that the Company did not achieve the 2012 or 2010 same-restaurant sales performance factor in order for there to be an employer match, we had no expense related to the 401(k) Plan for either fiscal 2012 or 2010.

Deferred Compensation Plan
On January 5, 2005, our Board of Directors approved the adoption of the Ruby Tuesday, Inc. 2005 Deferred Compensation Plan (the "Deferred Compensation Plan"), effective as of January 1, 2005, and froze the existing deferred compensation plan, the Ruby Tuesday, Inc. Restated Deferred Compensation Plan (the "Predecessor Plan"), effective as of December 31, 2004, in order to satisfy the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, enacted as part of the American Jobs Creation Act of 2004.

Like the Predecessor Plan, the Deferred Compensation Plan is an unfunded, non-qualified deferred compensation plan for eligible employees. The provisions of the Deferred Compensation Plan are similar to those of the 401(k) Plan. Fiscal 2011 expenses under the Deferred Compensation Plan were insignificant. We had no expenses under the Deferred Compensation Plan for fiscal 2012 or 2010. Assets earmarked to pay benefits under the Deferred Compensation Plan are held by a rabbi trust. Assets and liabilities of a rabbi trust must be accounted for as if they are Company assets or liabilities, therefore, all earnings and expenses are recorded in our consolidated financial statements. The Deferred Compensation Plan's assets and liabilities approximated $9.0 million and $10.4 million in fiscal 2012 and 2011, respectively. Of these amounts, $0.6 million was included in Prepaid and other expenses and Accrued liabilities - Payroll and related costs for both fiscal 2012 and 2011, and $7.4 million and $8.2 million was included in Other assets, net and Other deferred liabilities in the fiscal 2012 and 2011 Consolidated Balance Sheets, respectively. The investment in RTI common stock and the related liability payable in RTI common stock, which totaled $1.0 million and $1.6 million as of June 5, 2012 and May 31, 2011, respectively, is reflected in Shareholders' Equity in the Consolidated Balance Sheets.

Executive Retirements
During the fourth quarter of fiscal 2012, our then Chief Financial Officer and Chief Technology Officer separated employment with the Company. As of June 5, 2012, we recorded severance expense of $1.7 million in connection with separation agreements with these executives, which represents obligations pursuant to the Ruby Tuesday, Inc. Severance Pay Plan of two times base salary for both executives. In addition, we recorded additional share-based compensation of $0.4 million for these executives due to the accelerated vesting or modification of certain share-based awards in connection with their separation from the Company.

On June 6, 2012, we announced that Samuel E. Beall, III, our founder, President,Chief Executive Officer, and Chairman of the Board of Directors, decided to step down from management and the Board of Directors. Mr. Beall intends to step down once the Company names his successor. In connection with a transition agreement between the Company and Mr. Beall, the material terms of which were finalized as of June 5, 2012, we accrued $2.2 million of severance during the fourth quarter of fiscal 2012. Mr. Beall's severance payment will be payable 60 days after his departure from the Company.

As previously mentioned, Mr. Beall will receive a lump sum payment of $8.1 million, representing the full amount due to him under the Executive Supplemental Pension Plan, six-months following his retirement. Should Mr. Beall retire prior to November 30, 2012, as is currently agreed, this payment will be required in fiscal 2013. Due to the significance of this payment to the Executive Supplemental Pension Plan as a whole, the payment will constitute a partial plan settlement which will require a special valuation. In addition to the expense we routinely record for the Executive Supplemental Pension Plan, a charge estimated to approximate $2.8 million will then be recorded, representing the recognition of a pro rata portion (calculated as the percentage reduction in the projected benefit obligation due to the lump-sum payment) of the then unrecognized loss recorded within accumulated other comprehensive loss.

Income Taxes 10-K	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
INCOME TAXES [Abstract]
Income Taxes
NOTE J – INCOME TAXES

We had a liability for unrecognized tax benefits of $9.2 million and $6.4 million as of December 4, 2012 and June 5, 2012, respectively. As of December 4, 2012 and June 5, 2012, the total amount of unrecognized tax benefits that, if recognized, would impact our effective tax rate was $4.0 million and $4.2 million, respectively. The liability for unrecognized tax benefits as of December 4, 2012 includes $0.9 million related to tax positions for which it is reasonably possible that the total amounts could change within the next twelve months based on the outcome of examinations and negotiations with tax authorities.

Interest and penalties related to unrecognized tax benefits are recognized as components of income tax expense. As of December 4, 2012 and June 5, 2012, we had accrued $1.1 million and $1.0 million, respectively, for the payment of interest and penalties. During the first 26 weeks of fiscal 2013, accrued interest and penalties increased by $0.1 million, all of which affected the effective tax rate for the same time period.

Under Accounting Standards Codification 740 ("ASC 740"), companies are required to apply their estimated annual tax rate on a year-to-date basis in each interim period. Under ASC 740, companies should not apply the estimated annual tax rate to interim financial results if the estimated annual tax rate is not reliably predictable. In this situation, the interim tax rate should be based on the actual year-to-date results. Based on our current projections, a small change in pre-tax earnings would result in a material change in the estimated annual effective tax rate, producing significant variations in the customary relationship between income tax expense and pre-tax accounting income in interim periods. As such, and in contrast with our previous methods of recording income tax expense, we recorded a tax benefit for the first and second quarters of fiscal 2013 based on the actual year-to-date results, in accordance with ASC 740.

We recorded a tax benefit of $13.7 million and $16.0 million during the 13- and 26-week periods ended December 4, 2012, respectively, compared to tax expense of $0.3 million and $0.8 million during the 13- and 26-week periods ended November 29, 2011. The change in income taxes was attributable to a change in method of recording interim income tax expense as discussed above, coupled with lower pre-tax income for the current year periods as compared to those same periods of the prior year, an increase in the tax benefit of FICA Tip and Work Opportunity credits based on that change in accounting method, and a decrease in unrecognized tax benefits for the quarter.

At December 4, 2012, we are no longer subject to U.S. federal income tax examinations by tax authorities for fiscal years prior to 2008 with the exception of our fiscal years 2004 and 2005 as a result of fiscal 2009 NOL carryback, and with few exceptions, state and local examinations by tax authorities prior to fiscal year 2008.

10. Income Taxes

Income tax (benefit)/expense includes the following components (in thousands):

	2012	2011	2010
Current:
Federal	$2,199	$5,378	$(6,387)
State	3,103	1,720	(822)
Foreign	155	132	107
	5,457	7,230	(7,102)
Deferred:
Federal	(18,634)	(2,218)	16,900
State	(1,573)	732	2,616
	(20,207)	(1,486)	19,516
	$(14,750)	$5,744	$12,414

Deferred tax assets and liabilities are comprised of the following (in thousands):

	2012	2011
Deferred tax assets:
Employee benefits	$27,510	$26,857
General business credits carryforward	21,675	10,957
Escalating minimum rents	18,438	18,151
State net operating losses	7,672	6,822
Goodwill	7,012	1,664
Insurance reserves	6,500	5,886
Closed restaurant lease reserves	2,704	794
Gift certificate income	1,915	1,684
Deferred gain on sale-leaseback transactions	1,685	-
Other	7,180	7,361
Gross deferred tax assets	102,291	80,176
Deferred tax asset valuation allowances	(2,392)	(1,501)
Net deferred tax assets	$99,899	$78,675

Deferred tax liabilities:
Depreciation	(99,901)	(94,005)
Smallwares	(2,882)	(2,698)
Prepaid deductions	(2,472)	(2,323)
Partnership investments	(380)	(3,328)
Other	(4,697)	(4,815)
Total deferred tax liabilities	(110,332)	(107,169)
Net deferred tax liability	$(10,433)	$(28,494)

Reported in Consolidated Balance Sheets as:
Deferred income taxes - current asset	$27,134	$14,429
Deferred income taxes - noncurrent liability	(37,567)	(42,923)
	$(10,433)	$(28,494)

We record deferred tax assets for various items. Included in income tax expense for the years ended June 5, 2012 and May 31, 2011 was $0.9 million and $1.5 million, respectively, representing the change in our valuation allowance for state net operating losses that, in the judgment of management, are not more likely than not to be realized. This determination factored in the scheduled reversal of deferred tax liabilities (including the impact of available carryback and carryforward periods), projected taxable income, and tax-planning strategies. Primarily as a result of state tax planning, the Company has a three-year cumulative pre-tax loss in certain states which was given significant weight in our assessment.

At June 5, 2012, we had state net operating loss carryforwards of approximately $157.7 million which expire at varying times between fiscal 2013 and 2032. During fiscal 2009, RTI generated a federal net operating loss of $55.9 million, a substantial portion of which related to a tax accounting method change as permitted by the Internal Revenue Service relating to the expensing of certain repairs. As a result of the carryback of the loss to fiscal 2007, during fiscal 2010 we collected federal and state income tax refunds totaling $21.5 million.

A reconciliation from the statutory federal income tax (benefit)/expense to the reported income tax (benefit)/expense is as follows (in thousands):

	2012	2011	2010

Statutory federal income taxes	$(5,228)	$18,418	$20,215
State income taxes, net of federal income tax benefit	(1,956)	228	955
FICA tip credit	(8,285)	(8,264)	(7,735)
Work opportunity tax credit	(2,189)	(2,624)	(1,352)
Other federal tax credits	(384)	(197)	(179)
Goodwill impairment	1,750	-	-
Other, net	1,542	(1,817)	510
	$(14,750)	$5,744	$12,414

We had a liability for unrecognized tax benefits of $6.4 million at June 5, 2012, $4.2 million of which, if recognized, would impact our effective tax rate. A reconciliation of the beginning and ending amount of unrecognized tax benefits for fiscal 2012 and 2011 follows (in thousands):

	2012	2011
Beginning of year	$5,171	$3,415
Additions for tax positions related to the current year	901	624
Additions for tax positions of prior years	2,079	1,668
Reductions for tax positions of prior years	(764)	(60)
Reductions for settlements with taxing authorities	(110)	-
Reductions due to statute settlements	(853)	(476)
End of year	$6,424	$5,171

The liability for unrecognized tax benefits as of June 5, 2012 includes $1.8 million related to tax positions for which it is reasonably possible that the total amounts could change within the next twelve months based on the outcome of examinations and negotiations with tax authorities.

As discussed in Note 1 to the Consolidated Financial Statements, our policy is to accrue interest related to potential underpayment of income taxes within the provision for income taxes. Interest is computed on the difference between our uncertain tax benefit positions and the amount deducted or expected to be deducted in our tax returns. At June 5, 2012, we had $1.0 million of accrued interest and penalties related to unrecognized tax benefits.

During 2012, accrued interest and penalties decreased by $0.6 million, of which $0.5 million affected the 2012 effective tax rate. If we were to prevail on all uncertain tax positions, the reversal of this accrual would also be a benefit to our effective tax rate. At June 5, 2012, total liabilities of $7.4 million, including the above-mentioned $1.0 million for the payment of accrued interest and penalties, are included in Accrued liabilities - Rent and other and Other deferred liabilities as reported on the Consolidated Balance Sheets.

At June 5, 2012, we are no longer subject to U.S. federal income tax examinations by tax authorities for fiscal years prior to 2008 with the exception of our fiscal years 2004 and 2005 as a result of fiscal 2009 NOL carryback, and with few exceptions, state and local examinations by tax authorities prior to fiscal year 2008.

Capital Stock and Share-Based Employee Compensation 10-K	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
Capital Stock and Share-Based Employee Compensation [Abstract]
Capital Stock and Share-Based Employee Compensation
NOTE K – SHARE-BASED EMPLOYEE COMPENSATION

We compensate our employees and directors using share-based compensation through the following plans:

The Ruby Tuesday, Inc. Stock Incentive and Deferred Compensation Plan for Directors
Under the Ruby Tuesday, Inc. Stock Incentive and Deferred Compensation Plan for directors (the "Directors' Plan"), non-employee directors are eligible for awards of share-based incentives. Restricted shares granted under the Directors' Plan either cliff vest after a one year period or vest in equal amounts after one, two, and three years provided the director continually serves on the Board of Directors. Options issued under the Directors' Plan become vested after 30 months and are exercisable until five years after the grant date. Stock option exercises are settled with the issuance of new shares of common stock.

All options awarded under the Directors' Plan have been at the fair market value at the time of grant. A committee, appointed by the Board of Directors, administers the Directors' Plan. At December 4, 2012, we had reserved 36,000 shares of common stock under the Directors' Plan, 35,000 of which were subject to options outstanding, for a net of 1,000 shares of common stock currently available for issuance under the Directors' Plan.

The Ruby Tuesday, Inc. 2003 Stock Incentive Plan and the Ruby Tuesday, Inc. 1996 Stock Incentive Plan
A committee, appointed by the Board of Directors, administers the Ruby Tuesday, Inc. 2003 Stock Incentive Plan ("2003 SIP") and the Ruby Tuesday, Inc. 1996 Stock Incentive Plan ("1996 SIP"), and has full authority in its discretion to determine the key employees and officers to whom share-based incentives are granted and the terms and provisions of share-based incentives. Option grants under the 2003 SIP and 1996 SIP can have varying vesting provisions and exercise periods as determined by such committee. Options granted under the 2003 SIP and 1996 SIP vest in periods ranging from immediate to fiscal 2014, with the majority vesting within three years following the date of grant, and the majority expiring five or seven (but some up to 10) years after grant. A majority of the currently unvested restricted shares granted in fiscal year 2013 are performance-based and a majority of the unvested restricted shares granted in fiscal year 2012 are service-based. All of the currently unvested restricted shares granted during fiscal 2011 are service-based. The 2003 SIP and 1996 SIP permit the committee to make awards of shares of common stock, awards of stock options or other derivative securities related to the value of the common stock, and certain cash awards to eligible persons. These discretionary awards may be made on an individual basis or for the benefit of a group of eligible persons. All options awarded under the 2003 SIP and 1996 SIP have been awarded with an exercise price equal to the fair market value at the time of grant.

At December 4, 2012, we had reserved a total of 4,772,000 and 938,000 shares of common stock for the 2003 SIP and 1996 SIP, respectively. Of the reserved shares at December 4, 2012, 1,645,000 and 938,000 were subject to options outstanding for the 2003 SIP and 1996 SIP, respectively. Stock option exercises are settled with the issuance of new shares. Net shares of common stock available for issuance at December 4, 2012 under the 2003 SIP and 1996 SIP were 3,127,000 and negligible, respectively.

New Chief Executive Officer Awards
On December 1, 2012, James J. Buettgen became President and CEO of the Company. In connection with Mr. Buettgen's appointment as CEO, on December 3, 2012 he received an initial award of approximately 68,000 service-based restricted shares and 102,000 performance-based restricted shares, which both cliff vest 2.5 years following the grant date. Pursuant to the terms of Mr. Buettgen's employment agreement, the Company has guaranteed the earning of the performance-based restricted shares at the greater of the target value of the award or based on the Company's achievement of certain performance conditions related to fiscal 2013 performance, which will be measured in the first quarter of fiscal 2014.

In addition to the above, on December 3, 2012, Mr. Buettgen received a one-time make-whole equity award which was comprised of approximately 179,000 service-based restricted shares and 253,000 service-based stock options. The restricted shares cliff vest 2.5 years following the grant date and the stock options vest in three equal annual installments over three years following the date of grant.

Finally, on that same date, Mr. Buettgen received a one-time high-performance and inducement award which was comprised of approximately 250,000 service-based restricted shares, 250,000 service-based stock options, and 250,000 performance-based stock options. The restricted shares cliff vest 2.5 years following the grant date and the service-based stock options vest in three equal annual installments over three years following the date of grant. The performance-based stock options will cliff vest if and when the Company's stock price appreciates to $14 per share for a period of 20 consecutive days within Mr. Buettgen's first three years of employment.

Stock Options
The following tables summarize the activity in options for the 26 weeks ended December 4, 2012 under these stock option plans (in thousands, except per-share data):

		Weighted-
		Average
Service-based vesting:	Options	Exercise Price
Balance at June 5, 2012	2,716	$8.79
Granted	503	7.81
Exercised	(28)	6.24
Forfeited	(70)	8.99
Balance at December 4, 2012	3,121	$8.65

Exercisable at December 4, 2012	2,497	$8.79

		Weighted-
		Average
Performance-based vesting:	Options	Exercise Price
Balance at June 5, 2012	–	$–
Granted	250	7.81
Balance at December 4, 2012	250	$7.81

Exercisable at December 4, 2012	–	$–

Included in the outstanding balance shown above are approximately 1.3 million of out-of-the-money options. Of this amount, 0.2 million of these options expired out-of-the-money subsequent to December 4, 2012.

At December 4, 2012, there was approximately $2.8 million of unrecognized pre-tax compensation expense related to non-vested stock options. This cost is expected to be recognized over a weighted-average period of 1.9 years.

Restricted Stock
The following tables summarize our restricted stock activity for the 26 weeks ended December 4, 2012 (in thousands, except per-share data):

		Weighted-Average
	Restricted	Grant-Date
Service-based vesting:	Stock	Fair Value
Non-vested at June 5, 2012	797	$8.37
Granted	773	7.42
Vested	(291)	7.50
Forfeited	–	–
Non-vested at December 4, 2012	1,279	$7.99

		Weighted-Average
	Restricted	Grant-Date
Performance-based vesting:	Stock	Fair Value
Non-vested at June 5, 2012	423	$7.75
Granted	344	6.99
Vested	(85)	7.29
Forfeited	(314)	7.87
Non-vested at December 4, 2012	368	$7.04

The fair values of the restricted share awards reflected above were based on the fair market value of our common stock at the time of grant. At December 4, 2012, unrecognized compensation expense related to restricted stock grants expected to vest totaled approximately $9.0 million and will be recognized over a weighted average vesting period of approximately 2.5 years.

During the second quarter of fiscal 2013, RTI granted approximately 63,000 restricted shares to non-employee directors under the terms of the Directors' Plan. These shares cliff vest over a one year period following grant of the award.

During the first quarter of fiscal 2013, we granted approximately 213,000 service-based restricted shares and 242,000 performance-based restricted shares of our common stock to certain employees under the terms of the 2003 SIP and 1996 SIP. The service-based restricted shares cliff vest 2.5 years following the grant date. Vesting of the performance-based restricted shares is also contingent upon the Company's achievement of certain performance conditions related to fiscal 2013 performance, which will be measured in the first quarter of fiscal 2014. In addition to satisfaction of the performance conditions for the performance-based restricted shares, recipients must satisfy the same service condition as described above for the service-based restricted shares.

Also during the first quarter of fiscal 2013, the Executive Compensation and Human Resources Committee of the Board of Directors determined that the performance condition was not achieved for 314,000 performance-based restricted shares awarded in August 2011 to vest. As a result, the restricted shares were cancelled and returned to the pool of shares available for grant under the 2003 SIP and 1996 SIP.

11. Capital Stock and Share-Based Employee Compensation

Preferred Stock - RTI is authorized, under its Certificate of Incorporation, to issue up to 250,000 shares of preferred stock with a par value of $0.01. These shares may be issued from time to time in one or more series. Each series will have dividend rates, rights of conversion and redemption, liquidation prices, and other terms or conditions as determined by the Board of Directors. No preferred shares have been issued as of June 5, 2012 and May 31, 2011.

2010 Common Stock Offering - On July 28, 2009, we sold 11.5 million shares of Ruby Tuesday, Inc. common stock in an underwritten public offering at $6.75 per share, less underwriting discounts. The amount sold included 1.5 million shares sold in connection with the exercise of an over-allotment option granted to the underwriters. The shares sold were issued pursuant to a shelf registration statement on Form S-3, which was filed with the SEC on June 25, 2009. We received approximately $73.1 million in net proceeds from the sale of the shares, after deducting underwriting discounts and offering expenses. The net proceeds were used to repay indebtedness under our Prior Credit Facility.

The Ruby Tuesday, Inc. Stock Incentive and Deferred Compensation Plan for Directors - Under the Ruby Tuesday, Inc. Stock Incentive and Deferred Compensation Plan for Directors ("Directors' Plan"), non-employee directors are eligible for awards of share-based incentives. Restricted shares granted under the Directors' Plan vest in equal amounts after one, two, and three years provided the director continually serves on the Board. Options issued under the Directors' Plan become vested after 30 months and are exercisable until five years after the grant date. Stock option exercises are settled with the issuance of new shares of common stock.

All options and restricted shares awarded under the Directors' Plan have been at the fair market value at the time of grant. A committee, appointed by the Board of Directors, administers the Directors' Plan. At June 5, 2012, we had reserved 111,000 shares of common stock under the Directors' Plan, 47,000 of which were subject to options outstanding, for a net of 64,000 shares of common stock currently available for issuance under the Directors' Plan.

The Ruby Tuesday, Inc. 2003 Stock Incentive Plan and the Ruby Tuesday, Inc. 1996 Stock Incentive Plan - A committee, appointed by the Board of Directors, administers the Ruby Tuesday, Inc. 2003 Stock Incentive Plan (the "2003 SIP") and the Ruby Tuesday, Inc. 1996 Stock Incentive Plan (the "1996 SIP"), and has full authority in its discretion to determine the key employees and officers to whom share-based incentives are granted and the terms and provisions of share-based incentives. Option grants under the 2003 SIP and 1996 SIP can have varying vesting provisions and exercise periods as determined by such committee. Options granted under the 2003 SIP and 1996 SIP vest in periods ranging from immediate to fiscal 2014, with the majority vesting within three years following the date of grant, and the majority expiring five or seven (but some up to 10) years after grant. A majority of the currently unvested restricted shares granted in fiscal 2012 are performance-based. All of the currently unvested restricted shares granted during fiscal 2011, and a majority of the currently unvested restricted shares granted in fiscal 2010, are service-based. The 2003 SIP and 1996 SIP permit the committee to make awards of shares of common stock, awards of stock options or other derivative securities related to the value of the common stock, and certain cash awards to eligible persons. These discretionary awards may be made on an individual basis or for the benefit of a group of eligible persons. All options awarded under the 2003 SIP and 1996 SIP have been awarded with an exercise price equal to the fair market value at the time of grant.

At June 5, 2012, we had reserved a total of 4,869,000 and 998,000 shares of common stock for the 2003 SIP and 1996 SIP, respectively. Of the reserve shares at June 5, 2012, 1,713,000 and 956,000 were subject to options outstanding for the 2003 SIP and 1996 SIP, respectively. Stock option exercises are settled with the issuance of new shares. Net shares of common stock available for issuance at June 5, 2012 under the 2003 SIP and 1996 SIP were 3,156,000 and 42,000, respectively.

Stock Options
The following table summarizes the activity in options under these stock option plans (Options and Aggregate Intrinsic Value are in thousands):

	Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (years)	Aggregate Intrinsic Value
Balance at June 2, 2009	4,802	$23.06
Granted	622	6.58
Exercised	-	-
Forfeited	(1,378)	25.46

Balance at June 1, 2010	4,046	$19.70
Granted	927	9.39
Exercised	(249)	7.64
Forfeited	(1,485)	29.70

Balance at May 31, 2011	3,239	$13.10
Granted	253	7.87
Exercised	(61)	5.82
Forfeited	(715)	28.24
Balance at June 5, 2012	2,716	$8.79	3.48	$ 197

Exercisable	2.283	$8.79	3.09	$ 197

The aggregate intrinsic value represents the closing stock price as of June 5, 2012 less the strike price, multiplied by the number of options that have a strike price that is less than that closing stock price. The total intrinsic value of options exercised during fiscal 2012 and 2011 was $0.1 million and $1.5 million, respectively. There were no stock options exercised during fiscal 2010.

Included in the outstanding balance at June 5, 2012 in the table above are 2.1 million out-of-the-money options. Of this amount, we expect that at least 202,000 of these options will expire out-of-the-money in the next fiscal year.

At June 5, 2012, there was approximately $0.2 million of unrecognized pre-tax compensation expense related to non-vested stock options. This cost is expected to be recognized over a weighted-average period of 1.0 years. The total fair value at grant date of awards vested during fiscal 2012, 2011, and 2010 totaled $5.5 million, $4.4 million, and $5.2 million, respectively.

During fiscal 2012, 2011, and 2010, we granted approximately 253,000, 927,000, and 622,000 stock options, respectively, to certain employees under the terms of the 2003 SIP and 1996 SIP. The stock options awarded in those fiscal years vest in equal annual installments over a three-year period following grant of the award, and have a maximum life of seven years. There are no performance-based vesting requirements associated with these stock options. These stock options do provide for immediate vesting if the optionee retires during the option period. For employees meeting this criterion at the time of grant, the accelerated vesting provision renders the requisite service condition non-substantive and we therefore fully expense the fair value of stock options awarded to retirement-eligible employees on the date of grant. As a result, we recorded during the first quarters of fiscal 2012, 2011, and 2010 an expense of $1.2 million, $2.3 million, and $1.2 million, respectively, related to stock options awarded to our CEO.

The weighted average fair value at date of grant for options granted during fiscal 2012, 2011, and 2010 was $4.60, $5.42, and $3.69 per share, respectively. With the exception of options awarded to our CEO, the grant date fair value of stock options is amortized over the respective vesting period of the grants. Our CEO was the only person to receive an award of stock options during fiscal 2012. The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions:

	2012	2011	2010

Risk-free interest rate	0.80%	1.52%	2.20%
Expected dividend yield	0%	0%	0%
Expected stock price volatility	0.7563	0.7336	0.6945
Expected life (in years)	4.50	4.50	4.50

Restricted Stock
The following table summarizes the status of our restricted stock activity (in thousands, except per-share data):

		2012		2011	2010
	Shares	Weighted Average Fair Value	Shares	Weighted Average Fair Value	Shares	Weighted Average Fair Value
Performance-Based Vesting:
Non-vested at beginning of year	299	$7.24	721	$7.13	1,195	$7.64
Granted	384	7.87	-	-	348	6.58
Vested	(260)	7.33	(421)	7.05	(186)	7.64
Forfeited	-	-	(1)	7.82	(636)	7.64
Non-vested at end of year	423	$7.75	299	$7.24	721	$7.13

Service-Based Vesting:
Non-vested at beginning of year	551	$8.22	427	$7.42	208	$8.97
Granted	495	8.30	235	10.21	299	7.01
Vested	(248)	7.89	(111)	9.39	(78)	9.99
Forfeited	(1)	9.39	-	-	(2)	7.63
Non-vested at end of year	797	$8.37	551	$8.22	427	$7.42

The fair values of restricted share awards were based on the fair market value of our common stock at the time of grant. At June 5, 2012, unrecognized compensation expense related to restricted stock grants expected to vest totaled approximately $3.8 million and will be recognized over a weighted-average vesting period of approximately 2.8 years.

During the first quarter of fiscal 2012, we granted approximately 186,000 service-based restricted shares and 384,000 performance-based restricted shares of our common stock to certain employees under the terms of the 2003 SIP and 1996 SIP. The service-based restricted shares cliff vest on December 1, 2013. Vesting of the performance-based restricted shares, including 203,000 shares that were awarded to our CEO, is also contingent upon the Company's achievement of certain performance conditions related to fiscal 2012 performance, which will be measured in the first quarter of fiscal 2013. In addition to satisfaction of the performance conditions for the performance-based restricted shares, recipients must satisfy the same service condition as described above for the service-based restricted shares.

For the same reason as mentioned above in regards to our stock options, we recorded during the first quarter of fiscal 2012 an expense of $0.7 million related to the performance-based restricted shares awarded on August 23, 2011 to our CEO. The expense we recorded for this award was determined using a model that estimated the projected achievement of the performance conditions.

During the fourth quarter of fiscal 2012, we granted approximately 221,000 service-based restricted shares of our common stock to certain employees under the terms of the 2003 SIP. The shares vest in three equal installments over periods ranging from the grant date through October 2015, 2016, and 2017.

During fiscal 2011, we granted approximately 174,000 service-based restricted shares of our common stock to certain employees under the terms of the 1996 SIP. The service-based restricted shares cliff vest over a three-year period. Also during fiscal 2011, we awarded approximately 124,000 shares of our common stock to our retirement-eligible CEO and recognized an expense of $1.2 million on the grant date.

During fiscal 2010, we granted approximately 201,000 time-based restricted shares of common stock and 348,000 performance-based restricted shares of common stock under the terms of the 2003 SIP and 1996 SIP. Vesting of the performance-based restricted shares, including 177,000 shares that were awarded to our CEO, was also contingent upon the Company's achievement of a certain performance condition related to fiscal 2010 performance. We recorded during the first quarter of fiscal 2010 an expense of $1.2 million related to the performance-based restricted shares awarded on July 7, 2009 to our CEO. Also during fiscal 2010, we awarded approximately 177,000 shares of common stock to our CEO and recognized an expense of $1.2 million on the grant date. The Executive Compensation and Human Resources Committee of the Board of Directors determined during the first quarter of fiscal 2011 that the performance condition for vesting was achieved for all of the performance-based restricted shares awarded in fiscal 2010.

During the first quarter of fiscal 2010, the Executive Compensation and Human Resources Committee of the Board of Directors determined achievement of the performance condition for the restricted shares awarded during fiscal 2009 and 2008. As a result, approximately 559,000 restricted shares were earned due to achievement of the performance condition and the remaining approximately 636,000 restricted shares were forfeited and returned to the pool of shares available for grant under the 2003 SIP and 1996 SIP.

During fiscal 2012, 2011, and 2010, we granted approximately 88,000, 61,000, and 97,000 restricted shares, respectively, to non-employee directors. The shares awarded in fiscal 2012 vest over a one year period and the shares awarded in fiscal 2011 and 2010 vest in three equal installments over a three-year period following grant of the award.

Commitments and Contingencies 10-K	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE L – COMMITMENTS AND CONTINGENCIES

Litigation
We are presently, and from time to time, subject to pending claims and lawsuits arising in the ordinary course of business. We provide reserves for such claims when payment is probable and estimable in accordance with GAAP. At this time, in the opinion of management, the ultimate resolution of pending legal proceedings, including the matter referred to below, will not have a material adverse effect on our operations, financial position, or cash flows.

On September 30, 2009, an age discrimination case styled Equal Employment Opportunity Commission (Pittsburgh) v. Ruby Tuesday, Inc., was filed in the United States District Court for the Western District of Pennsylvania. The U.S. Equal Employment Opportunity Commission ("EEOC") Pittsburgh Area Office alleges in the suit that the Company was in violation of the Age Discrimination in Employment Act ("ADEA") by failing to hire employees within the protected age group in five Pennsylvania restaurants and one Ohio restaurant. On October 19, 2009, the EEOC filed a Notice of an ADEA Directed Investigation ("DI"), regarding potential age discrimination in violation of the ADEA in hiring and discharge for all positions at all restaurant facilities. We have denied the allegations in the lawsuit and are vigorously defending against both the suit and the DI. We have filed motions seeking to dismiss the lawsuit based on the EEOC's failure to conciliate the matter prior to filing suit and objecting to the EEOC filing suit and launching the DI simultaneously. Discovery is ongoing in both matters. Despite the pending suit and DI, we do not believe that this matter will have a material adverse effect on our operations, financial position, or cash flows.

On November 8, 2010, a personal injury case styled Dan Maddy v. Ruby Tuesday, Inc., which had been filed in the Circuit Court for Rutherford County, Tennessee, was resolved through mediation. Included in the Maddy settlement was a payment made by our secondary insurance carrier of $2,750,000. Despite making this voluntary payment, our secondary insurance carrier filed a claim against us based on our alleged failure to timely notify the carrier of the Maddy case in accordance with the terms of the policy.

We believe our secondary insurance carrier received timely notice in accordance with the policy and we are vigorously defending this matter. Should we incur potential liability to our secondary carrier, we believe we have indemnification claims against two claims administrators.

We believe, and have obtained a consistent opinion from outside counsel, that we have valid coverage under our insurance policies for any amounts in excess of our self-insured retention. We believe this provides a basis for not recording a liability for any contingency associated with the Maddy settlement. We further believe we have the right to the indemnification referred to above. Based on the information currently available, our December 4, 2012 and June 5, 2012 Condensed Consolidated Balance Sheets reflect no accrual relating to the Maddy case. There can be no assurance, however, that we will be successful in our defense of our carrier's claim against us.

12. Commitments and Contingencies

Guarantees
During fiscal 2011, we had certain third-party guarantees, which primarily arose in connection with our franchising activities. Generally, we are required to perform under these guarantees in the event that a third-party fails to make contractual payments or, in the case of franchise partnership debt guarantees, to achieve certain performance measures.

Franchise Partnership Guarantees
On December 1, 2010, we entered into the Credit Facility, which replaced both the Prior Credit Facility discussed in Note 7 to the Consolidated Financial Statements and the $48.0 million credit facility discussed below.

As part of the Credit Facility, in December 2010 we negotiated with various lenders a $50.0 million Franchise Facility Subcommitment, which covers our guarantees of debt of the franchise partners and replaced the $48.0 million Franchise Facility which had previously assisted the franchise partnerships with working capital needs and cash flows for operations. Under the Franchise Facility Subcommitment we served as partial guarantor, and in certain circumstances full guarantor, of the draws made by the franchise partnerships. All commitments were for 12 months at the time we entered into the Credit Facility.

As discussed further in Note 3 to the Consolidated Financial Statements, we acquired 11 of our then 13 franchise partnerships during fiscal 2011. The remaining two franchise partnerships, the Seattle and Utah franchisees, are discussed below.

On January 23, 2011, our Seattle franchise partnership closed its four restaurants. At the time of the Seattle closures, we had guarantees in place for two of Seattle's loans, a $3.5 million loan which had been fully guaranteed under the terms of the Franchise Facility Subcommitment and a $1.2 million loan relating to one of the two cancelled facilities, for which we provided a 30% guarantee. On January 28, 2011, notice was received from the lenders of the Franchise Facility Subcommitment that a default had occurred and we thus paid our $3.5 million guarantee shortly thereafter. The amount of payment required under the second guarantee was $0.2 million, which we have also paid. During the fourth quarter of fiscal 2012, our Seattle franchise partnership was dissolved.

During January 2011, our Utah franchise partnership closed five of its six restaurants. On February 25, 2011, we acquired the remaining restaurant owned by our Utah franchise partnership for $2.0 million. At the time of acquisition, we had a guarantee in place for a $5.0 million line of credit owed by Utah which had been fully guaranteed under the terms of the Franchise Facility Subcommitment. Under the terms of the purchase agreement, Utah paid down its $5.0 million line of credit with the full proceeds of the $2.0 million purchase price. On February 28, 2011, notice was received from the lenders of the Franchise Facility Subcommitment that a default had occurred, and we subsequently paid the remaining $3.0 million guarantee on March 1, 2011. We do not believe we are liable for any of Utah's other debts.

As of June 5, 2012, all amounts guaranteed under the Franchise Facility Subcommitment and the cancelled facilities have been settled.

Insurance Programs
We are currently self-insured for a portion of our current and prior years' workers' compensation, employment practices liability, general liability, and automobile liability losses (collectively, "casualty losses") as well as property losses and certain other insurable risks. To mitigate the cost of our exposures for certain property and casualty losses, we make annual decisions to either retain the risks of loss up to a certain maximum per occurrence, aggregate loss limits negotiated with our insurance carriers, or fully insure those risks. We are also self-insured for healthcare claims for eligible participating employees subject to certain deductibles and limitations. We have accounted for our retained liabilities for casualty losses and healthcare claims, including reported and incurred but not reported claims, based on information provided by third-party actuaries. At June 5, 2012, we were committed under letters of credit totaling $9.3 million issued primarily in connection with our workers' compensation and casualty insurance programs.

Litigation
We are presently, and from time to time, subject to pending claims and lawsuits arising in the ordinary course of business. We provide reserves for such claims when payment is probable and estimable in accordance with GAAP. At this time, in the opinion of management, the ultimate resolution of pending legal proceedings, including the matter referred to below, will not have a material adverse effect on our operations, financial position, or cash flows.

On September 30, 2009, the U.S. Equal Employment Opportunity Commission ("EEOC") Pittsburgh Area Office filed suit in the United States District Court for the Western District of Pennsylvania, alleging the Company was in violation of the Age Discrimination in Employment Act ("ADEA") by failing to hire employees within the protected age group in five Pennsylvania restaurants and one Ohio restaurant. On October 19, 2009, the EEOC filed a Notice of an ADEA Directed Investigation ("DI"), regarding potential age discrimination in violation of the ADEA in hiring and discharge for all positions at all restaurant facilities. We have denied the allegations in the lawsuit and are vigorously defending against both the suit and the DI. Discovery in both matters is underway. Despite the pending suit and DI, we do not believe that this matter will have a material adverse effect on our operations, financial position, or cash flows.

On November 8, 2010, a personal injury case styled Dan Maddy v. Ruby Tuesday, Inc., which had been filed in the Circuit Court for Rutherford County, Tennessee, was resolved through mediation. Included in the Maddy settlement was a payment made by our secondary insurance carrier of $2,750,000. Despite making this voluntary payment, our secondary insurance carrier filed a claim against us based on our alleged failure to timely notify the carrier of the Maddy case in accordance with the terms of the policy.

We believe our secondary insurance carrier received timely notice in accordance with the policy and we are vigorously defending this matter. Should we incur potential liability to our secondary carrier, we believe we have indemnification claims against two claims administrators.

We believe, and have obtained a consistent opinion from outside counsel, that we have valid coverage under our insurance policies for any amounts in excess of our self-insured retention. We believe this provides a basis for not recording a liability for any contingency associated with the Maddy settlement. We further believe we have the right to the indemnification referred to above. Based on the information currently available, our June 5, 2012 and May 31, 2011 Consolidated Balance Sheets reflect no accrual relating to the Maddy case. There can be no assurance, however, that we will be successful in our defense of our carrier's claim against us.

Purchase Commitments
We have minimum purchase commitments with various vendors. Outstanding commitments as of June 5, 2012 were approximately $85.7 million. These obligations consist of supplies, advertising, utility contracts, and various types of meat, beverages, and other food products, which are an integral part of our business operations.

Fair Value Measurements 10-K	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
FAIR VALUE MEASUREMENTS [Abstract]
Fair Value Measurements
NOTE M – FAIR VALUE MEASUREMENTS

The following table presents the fair values of our financial assets and liabilities measured at fair value on a recurring basis and the level within the fair value hierarchy in which the measurements fall (in thousands):

	Level	December 4, 2012	June 5, 2012
Deferred compensation plan: other investments – Assets	1	$8,240	$7,974
Deferred compensation plan: other investments – Liabilities	1	(8,240)	(7,974)
Deferred compensation plan: RTI common stock – Equity	1	1,063	1,008
Deferred compensation plan: RTI common stock – Equity	1	(1,063)	(1,008)
Total		$–	$–

During the 13 and 26 weeks ended December 4, 2012 and November 29, 2011, there were no transfers among levels within the fair value hierarchy.

The Ruby Tuesday, Inc. 2005 Deferred Compensation Plan (the "Deferred Compensation Plan") and the Ruby Tuesday, Inc. Restated Deferred Compensation Plan (the "Predecessor Plan") are unfunded, non-qualified deferred compensation plans for eligible employees. Assets earmarked to pay benefits under the Deferred Compensation Plan and Predecessor Plan are held by a rabbi trust. We report the accounts of the rabbi trust in our Condensed Consolidated Financial Statements. The investments held by these plans are reported at fair value. The realized and unrealized holding gains and losses related to these investments, as well as the offsetting compensation expense, is recorded in Selling, general and administrative expense in the Condensed Consolidated Financial Statements.

The following table presents the fair values for those assets and liabilities measured on a non-recurring basis and remaining on our Condensed Consolidated Balance Sheets as of December 4, 2012 and June 5, 2012 (in thousands):

	Fair Value Measurements
	Level	December 4, 2012	June 5, 2012
Long-lived assets held for sale *	2	$23,303	$26,495
Long-lived assets held for use	2	8,204	385
Total		$31,507	$26,880

* Included in the carrying value of long-lived assets held for sale as of December 4, 2012 and June 5, 2012 are $19.1 million and $21.8 million, respectively, of assets included in Construction in progress in the Condensed Consolidated Balance Sheets as we do not expect to sell these assets within the next 12 months.

The following table presents the losses recognized during the 13 and 26 weeks ended December 4, 2012 and November 29, 2011 resulting from fair value measurements of assets and liabilities measured on a non-recurring basis. These losses are included in Closures and impairments in our Condensed Consolidated Statements of Operations and Comprehensive (Loss)/Income (in thousands):

	Thirteen weeks ended		Twenty-six weeks ended
	December 4, 2012	November 29, 2011	December 4, 2012	November 29, 2011
Long-lived assets held for sale	$354	$–	$511	$206
Long-lived assets held for use	18,160	630	18,451	630
	$18,514	$630	$18,962	$836

Long-lived assets held for sale are valued using Level 2 inputs, primarily information obtained through broker listings and sales agreements. Costs to market and/or sell the assets are factored into the estimates of fair value for those assets included in Assets held for sale on our Condensed Consolidated Balance Sheets.

We review our long-lived assets (primarily property, equipment, and, as appropriate, reacquired franchise rights and favorable leases) related to each restaurant to be held and used in the business, whenever events or changes in circumstances indicate that the carrying amount of the long-lived asset may not be recoverable.

Long-lived assets held for use presented in the table above include restaurants or groups of restaurants that were impaired as a result of our quarterly impairment review or restaurants that were impaired as a result of the Ruby Tuesday, Inc. Board of Directors approving on January 9, 2013 management's plan to close 13 Marlin & Ray's restaurants, two Lime Fresh restaurants, and one Wok Hay restaurant during the third quarter of fiscal 2013. From time to time, the table will also include closed restaurants or surplus sites not meeting held for sale criteria that have been offered for sale at a price less than their carrying value.

The Level 2 fair values of our long-lived assets held for use are based on broker estimates of the value of the land, building, leasehold improvements, and other residual assets.

Our financial instruments at December 4, 2012 and June 5, 2012 consisted of cash and cash equivalents, accounts receivable and payable, long-term debt, and letters of credit. The fair values of cash and cash equivalents and accounts receivable and payable approximated carrying value because of the short-term nature of these instruments. The carrying amounts and fair values of our other financial instruments not measured on a recurring basis using fair value, however subject to fair value disclosures are as follows (in thousands):
	December 4, 2012		June 5, 2012
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Long-term debt and capital leases	$308,697	$303,769	$326,663	$312,225
Letters of credit	–	245	–	222

We estimated the fair value of debt and letters of credit using market quotes and present value calculations based on market rates.

13. Fair Value Measurements

The following table presents the fair values of our financial assets and liabilities measured at fair value on a recurring basis and the level within the fair value hierarchy in which the measurements fall (in thousands):

	Level	June 5, 2012	May 31, 2011
Deferred compensation plan: other investments - Assets	1	$7,974	$8,792
Deferred compensation plan: other investments - Liabilities	1	(7,974)	(8,792)
Deferred compensation plan: RTI common stock - Equity	1	1,008	-
Deferred compensation plan: RTI common stock - Equity	1	(1,008)	-
Total		$-	$-

The Ruby Tuesday, Inc. 2005 Deferred Compensation Plan (the "Deferred Compensation Plan") and the Ruby Tuesday, Inc. Restated Deferred Compensation Plan (the "Predecessor Plan") are unfunded, non-qualified deferred compensation plans for eligible employees. Assets earmarked to pay benefits under the Deferred Compensation Plan and Predecessor Plan are held by a rabbi trust. We report the accounts of the rabbi trust in our Consolidated Financial Statements. The other investments held by these plans are considered trading securities and are reported at fair value based on third-party broker statements. The realized and unrealized holding gains and losses related to these other investments, as well as the offsetting compensation expense, is recorded in Selling, general, and administrative expense, net in the Consolidated Financial Statements.

The investment in RTI common stock and related liability payable in RTI common stock are reflected in Shareholders' Equity in the Consolidated Balance Sheets. For fiscal 2011, these amounts were excluded from the fair value table above as these were considered treasury shares and reported at cost. Beginning in fiscal 2012, as the result of the adoption of a new accounting standard, the investment in RTI common stock is reported at fair value based on third-party broker statements. Accordingly, during fiscal 2012 we began recording the realized and unrealized holding gains and losses related to the investment in RTI common stock, as well as the offsetting compensation expense, in Selling, general, and administrative expense, net in the Consolidated Financial Statements.

The following table presents the fair values for those assets and liabilities measured on a non-recurring basis and remaining on our Consolidated Balance Sheets as of June 5, 2012 and May 31, 2011 and the losses recognized from all such measurements during fiscal 2012 and 2011 (in thousands):

	Fair Value Measurements
	June 5, 2012	Level 1	Level 2	Level 3	Losses
Long-lived assets held for sale *	$26,495	$-	$26,495	$-	$891
Long-lived assets held for use	385	-	385	-	12,742
Total	$26,880	$-	$26,880	$-	$13,633

	Fair Value Measurements
	May 31, 2011	Level 1	Level 2	Level 3	Losses
Long-lived assets held for sale *	$24,686	$-	$24,686	$-	$1,600
Long-lived assets held for use	747	-	747	-	4,498
Total	$25,433	$-	$25,433	$-	$6,098

* Included in the carrying value of long-lived assets held for sale as of June 5, 2012 and May 31, 2011 are $21.8 million and $23.3 million, respectively, of assets included in Construction in progress and other in the Consolidated Balance Sheets as we do not expect to sell these assets within the next 12 months.

Long-lived assets held for sale are valued using Level 2 inputs, primarily information obtained through broker listings and sales agreements. Costs to market and/or sell the assets are factored into the estimates of fair value for those assets included in Assets held for sale on our Consolidated Balance Sheets.

We review our long-lived assets (primarily property, equipment, and, as appropriate, reacquired franchise rights) related to each restaurant to be held and used in the business, whenever events or changes in circumstances indicate that the carrying amount of a restaurant may not be recoverable.

Long-lived assets held for use presented in the table above include restaurants or groups of restaurants that were impaired as a result of our quarterly impairment review. From time to time, the table will also include closed restaurants or surplus sites not meeting held for sale criteria that have been offered for sale at a price less than their carrying value.

The Level 2 fair values of our long-lived assets held for use are based on broker estimates of the value of the land, building, leasehold improvements, and other residual assets.

Our financial instruments at June 5, 2012 and May 31, 2011 consisted of cash and short-term investments, accounts receivable and payable, long-term debt, letters of credit, and, as previously discussed, for fiscal 2011, deferred compensation plan investments. The fair values of cash and short-term investments and accounts receivable and payable approximated carrying value because of the short-term nature of these instruments. The carrying amounts and fair values of our other financial instruments not measured on a recurring basis using fair value, however subject to fair value disclosures are as follows (in thousands):

	June 5, 2012		May 31, 2011
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Deferred Compensation Plan
investment in RTI common stock*			$1,556	$1,653
Long-term debt and capital leases	$326,663	$312,225	344,274	348,272
Letters of credit	-	222	-	178

*Fiscal 2012 amounts are not presented for the investment in RTI common stock in the Deferred Compensation Plan as this investment is now measured at fair value on a recurring basis and is reflected in the table above.

We estimated the fair value of notes receivable, debt, franchise partnership guarantees, and letters of credit using market quotes and present value calculations based on market rates.

Supplemental Quarterly Financial Data (Unaudited) 10-K	12 Months Ended
Jun. 05, 2012
Supplemental Quarterly Financial Data (Unaudited) [Abstract]
Supplemental Quarterly Financial Data (Unaudited)
14. Supplemental Quarterly Financial Data (Unaudited)

Quarterly financial results for the years ended June 5, 2012 and May 31, 2011, are summarized below.

(In thousands, except per-share data)
	For the Year Ended June 5, 2012
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total

Revenues	$330,345	$307,405	$324,825	$363,203	$1,325,778
Gross profit*	$51,128	$42,685	$56,563	$69,721	$220,097
(Loss)/income before income taxes	$3,657	$(1,747)	$1,232	$(18,080)	$(14,938)
(Benefit)/provision for income taxes	564	254	(3,304)	(12,264)	(14,750)
Net (loss)/income	$3,093	$(2,001)	$4,536	$(5,816)	$(188)

(Loss)/earnings per share:
Basic	$0.05	$(0.03)	$0.07	$(0.09)	$(0.00)
Diluted	$0.05	$(0.03)	$0.07	$(0.09)	$(0.00)

	For the Year Ended May 31, 2011
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total

Revenues	$302,686	$290,451	$319,063	$352,962	$1,265,162
Gross profit*	$57,741	$45,001	$54,367	$63,538	$220,647
Income before income taxes	$16,077	$5,268	$15,545	$15,732	$52,622
Provision/(benefit) for income taxes	3,680	703	(455)	1,816	5,744
Net income	$12,397	$4,565	$16,000	$13,916	$46,878

Earnings per share:
Basic	$0.19	$0.07	$0.25	$0.22	$0.73
Diluted	$0.19	$0.07	$0.25	$0.21	$0.72

* We define gross profit as revenue less cost of merchandise, payroll and related costs, and other restaurant operating costs.

Subsequent Events 10-K	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
SUBSEQUENT EVENTS [Abstract]
Subsequent Events
NOTE P – SUBSEQUENT EVENTS

Restaurant closures
As discussed in Note H to the Condensed Consolidated Financial Statements, we incurred impairment charges in the second quarter of fiscal 2013 associated with the planned closing of 13 Marlin & Ray's, one Wok Hay, and two Lime Fresh restaurants, as well as the planned sale of two Truffles restaurants. As of the date of this filing, we have closed all 16 planned restaurants and are focusing on the sale of the two Truffles restaurants. Accordingly, in conjunction with the closings, our third quarter Closures and Impairments Expense will include costs associated with lease terminations, future lease obligations, severance, and inventory obsolescence charges. For the remainder of fiscal 2013, we anticipate incurring charges of approximately $2.0 million to $5.0 million associated with lease termination and other closing costs. The actual amount of any cash payments made by the Company for lease contract termination costs will be dependent upon ongoing negotiations with the landlords of the leased restaurant properties.

Sale-leaseback transactions
Subsequent to December 4, 2012, we completed sale-leaseback transactions of the land and building for two Company-owned Ruby Tuesday concept restaurants for gross cash proceeds of $4.7 million, exclusive of transaction costs of approximately $0.2 million. Equipment was not included. The carrying value of the properties sold was $3.8 million. The leases have been classified as operating leases and have an initial term of 15 years, with renewal options of up to 20 years. We realized gains on these transactions totaling $0.8 million, which have been deferred and are being recognized on a straight-line basis over the lease term.

Share repurchases
Subsequent to December 4, 2012, we spent $3.2 million to repurchase 0.4 million shares of RTI common stock. On January 8, 2013, the Ruby Tuesday, Inc. Board of Directors authorized the repurchase of an additional 10.0 million shares of RTI common stock, bringing the total available for repurchase to 12.7 million shares as of January 8, 2013.

RT Midwest Restructuring
Subsequent to December 4, 2012, RT Midwest successfully emerged from its Chapter 11 bankruptcy restructuring. This franchisee, which currently operates 11 restaurants (all of which are leased), is scheduled to resume payment of franchise fees to RTI on March 6, 2013. We continue to remain a sublease guarantor for three of RT Midwest's operating restaurants, which have remaining lease terms extending through April 2019, representing total remaining exposure as of December 4, 2012 of $0.8 million.

15. Subsequent Events

Sale-leaseback transactions
Subsequent to June 5, 2012, we completed sale-leaseback transactions of the land and building for nine Company-owned Ruby Tuesday concept restaurants for gross cash proceeds of $20.2 million, exclusive of transaction costs of approximately $1.0 million. Equipment was not included. The carrying value of the properties sold was $14.2 million. The leases have been classified as operating leases and have an initial term of 15 years, with renewal options of up to 20 years. We realized gains on these transactions totaling $5.0 million, which have been deferred and are being recognized on a straight-line basis over the initial terms of the leases.

RT Midwest bankruptcy
On June 20, 2012, RT Midwest Holdings, LLC, RT Chicago Franchise, LLC, RT Midwest Real Estate, LLC, and RT Northern Illinois Franchise, LLC (collectively "RT Midwest"), filed for Chapter 11 protection in the United States Bankruptcy Court for the District of Minnesota. RT Midwest is a traditional franchisee which operated 13 restaurants and had indebtedness of $2.3 million owed to RTI at the time of the Chapter 11 filing. As discussed in Note 4 to the Consolidated Financial Statements, during the fourth quarter of fiscal 2012, we wrote off the $2.3 million in franchise fee receivables due from RT Midwest and the associated unearned franchise fees in anticipation of the Chapter 11 filing.

Related party agreement
On June 7, 2012, we entered into two marketing agreements with 50 Eggs. As previously discussed in Note 4 to the Consolidated Financial Statements, the CEO of 50 Eggs, John Kunkel, previously was CEO of LMFG International, LLC, and is a current Lime Fresh franchisee. Under the terms of the first agreement, 50 Eggs will provide marketing services for our Lime Fresh concept for a monthly fee of $52,500. Under the terms of the second agreement, 50 Eggs will provide marketing services for our Marlin & Ray's concept for a monthly fee of $26,250. Both agreements expire on June 6, 2013.

Share-based compensation award
On July 24, 2012, the Executive Compensation and Human Resources Committee of the Board of Directors approved the grant of approximately 210,000 service-based restricted shares of common stock and 239,000 performance-based restricted shares of common stock under the terms of the 2003 SIP and 1996 SIP. The service-based restricted shares will cliff vest 2.5 years following the grant date. Vesting of the performance-based restricted shares is contingent upon the Company's achievement of certain performance conditions related to fiscal 2013 performance, which will be measured in the first quarter of fiscal 2014. In addition to satisfaction of the performance conditions for the performance-based restricted shares, recipients must satisfy the same service condition as described above for the service-based restricted shares.

Supplemental Condensed Consolidating Financial Statements 10K	12 Months Ended
Jun. 05, 2012
Supplemental Condensed Consolidating Financial Statements [Abstract]
Supplemental Condensed Consolidating Financial Statements 10K [Text Block]
Note 16. Supplemental Condensed Consolidating Financial Statements

As discussed in Note 7 to the Consolidated Financial Statements, the Senior Notes are a liability of Ruby Tuesday, Inc. (the "Parent") and are guaranteed on a senior unsecured basis by our existing and future domestic restricted subsidiaries, subject to certain exceptions (the "Guarantors"). Each of the Guarantors is wholly-owned by Ruby Tuesday, Inc. None of the few remaining subsidiaries of Ruby Tuesday, Inc., which were primarily created to hold liquor license assets, guarantee the Senior Notes (the "Non-Guarantors"). Our Non-Guarantor subsidiaries are immaterial and are aggregated within the Parent information disclosed below.

The following condensed consolidating financial statements present, on a supplemental basis, the financial position, results of operations, and statements of cash flows of the Parent, the Guarantors, and elimination entries necessary to consolidate the Parent and Guarantors. Investments in wholly-owned subsidiaries are accounted for using the equity method for purposes of the consolidated presentation. The principal elimination entries eliminate investments in subsidiaries and intercompany balances and transactions.

CONDENSED CONSOLIDATING BALANCE SHEET
AS OF JUNE 5, 2012
(IN THOUSANDS)

	Parent	Guarantors	Eliminations	Consolidated

Assets
Current assets:
Cash and cash equivalents	$47,986	$198	$–	$48,184
Accounts receivable	2,234	2,466	–	4,700
Inventories	20,896	8,134	–	29,030
Income tax receivable	97,290	–	(96,453)	837
Deferred income taxes	19,030	8,104	–	27,134
Other current assets	15,216	3,167	–	18,383
Total current assets	202,652	22,069	(96,453)	128,268

Property and equipment, net	727,379	239,226	–	966,605
Goodwill	7,989	–	–	7,989
Investment in subsidiaries	204,386	–	(204,386)	–
Due from/(to) subsidiaries	78,799	245,257	(324,056)	–
Other assets	47,144	23,531	–	70,675
Total assets	$1,268,349	$530,083	$(624,895)	$1,173,537

	Parent	Guarantors	Eliminations	Consolidated

Liabilities & Shareholders' Equity
Current liabilities:
Accounts payable	$28,302	$6,646	$–	$34,948
Accrued and other current liabilities	55,301	29,521	–	84,822
Current maturities of long-term debt,
including capital leases	(344)	12,798	–	12,454
Income tax payable	–	96,453	(96,453)	–
Total current liabilities	83,259	145,418	(96,453)	132,224

Long-term debt and capital leases,
less current maturities	246,892	67,317	–	314,209
Deferred income taxes	20,910	16,657	–	37,567
Due to/(from) subsidiaries	245,257	78,799	(324,056)	–
Other deferred liabilities	95,807	17,506	–	113,313
Total liabilities	692,125	325,697	(420,509)	597,313

Shareholders' equity:
Common stock	$640	$–	$–	$640
Capital in excess of par value	90,856	–	–	90,856
Retained earnings	498,985	204,386	(204,386)	498,985
Accumulated other comprehensive loss	(14,257)	–	–	(14,257)
Total shareholders' equity	576,224	204,386	(204,386)	576,224

Total liabilities & shareholders' equity	$1,268,349	$530,083	$(624,895)	$1,173,537

CONDENSED CONSOLIDATING BALANCE SHEET
AS OF MAY 31, 2011
(IN THOUSANDS)

	Parent	Guarantors	Eliminations	Consolidated

Assets
Current assets:
Cash and cash equivalents	$9,490	$232	$–	$9,722
Accounts receivable	3,360	4,171	–	7,531
Inventories	24,619	9,851	–	34,470
Income tax receivable	72,608	–	(69,531)	3,077
Deferred income taxes	10,246	4,183	–	14,429
Other current assets	11,308	2,829	–	14,137
Total current assets	131,631	21,266	(69,531)	83,366

Property and equipment, net	779,718	251,433	–	1,031,151
Goodwill	1,440	14,131	–	15,571
Investment in subsidiaries	225,054	–	(225,054)	–
Due from/(to) subsidiaries	46,861	232,161	(279,022)	–
Other assets	41,924	15,014	–	56,938
Total assets	$1,226,628	$534,005	$(573,607)	$1,187,026

	Parent	Guarantors	Eliminations	Consolidated

Liabilities & Shareholders' Equity
Current liabilities:
Accounts payable	$24,693	$5,114	$–	$29,807
Accrued and other current liabilities	48,650	25,777	–	74,427
Current maturities of long-term debt,
including capital leases	–	15,090	–	15,090
Income tax payable	–	69,531	(69,531)	–
Total current liabilities	73,343	115,512	(69,531)	119,324

Long-term debt and capital leases,
less current maturities	221,630	107,554	–	329,184
Deferred income taxes	20,396	22,527	–	42,923
Due to/(from) subsidiaries	232,161	46,861	(279,022)	–
Other deferred liabilities	87,385	16,497	–	103,882
Total liabilities	634,915	308,951	(348,553)	595,313

Shareholders' equity:
Common stock	$651	$–	$–	$651
Capital in excess of par value	104,941	–	–	104,941
Retained earnings	499,173	225,054	(225,054)	499,173
Accumulated other comprehensive loss	(13,052)	–	–	(13,052)
Total shareholders' equity	591,713	225,054	(225,054)	591,713

Total liabilities & shareholders' equity	$1,226,628	$534,005	$(573,607)	$1,187,026

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
FISCAL YEAR ENDED JUNE 5, 2012
(IN THOUSANDS)

	Parent	Guarantors	Eliminations	Consolidated
Revenue:
Restaurant sales and operating revenue	$955,744	$364,296	$–	$1,320,040
Franchise revenue	216	5,522	–	5,738
	955,960	369,818	–	1,325,778
Operating costs and expenses:
Cost of merchandise	275,555	104,965	–	380,520
Payroll and related costs	314,990	132,405	–	447,395
Other restaurant operating costs	189,775	76,872	–	266,647
Depreciation	48,393	16,904	–	65,297
Selling, general, and administrative	80,818	41,143	–	121,961
Intercompany selling, general, and
administrative allocations	71,670	(71,670)	–	–
Closures and impairments	13,213	5,452	–	18,665
Goodwill impairment	1,440	15,479	–	16,919
Equity in earnings of subsidiaries	(34,513)	–	34,513	–
Interest expense, net	13,295	10,017	–	23,312
Intcompany interest expense/(income)	13,096	(13,096)	–	–
	987,732	318,471	34,513	1,340,716

(Loss)/income before income taxes	(31,772)	51,347	(34,513)	(14,938)
(Benefit)/provision for income taxes	(31,584)	16,834	–	(14,750)

Net (loss)/income	$(188)	$34,513	$(34,513)	$(188)

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
FISCAL YEAR ENDED MAY 31, 2011
(IN THOUSANDS)

	Parent	Guarantors	Eliminations	Consolidated
Revenue:
Restaurant sales and operating revenue	$986,936	$271,079	$–	$1,258,015
Franchise revenue	429	6,718	–	7,147
	987,365	277,797	–	1,265,162
Operating costs and expenses:
Cost of merchandise	286,437	79,216	–	365,653
Payroll and related costs	319,145	96,055	–	415,200
Other restaurant operating costs	202,258	53,106	–	255,364
Depreciation	50,283	12,595	–	62,878
Selling, general, and administrative	58,912	34,202	–	93,114
Intercompany selling, general, and
administrative allocations	73,709	(73,709)	–	–
Closures and impairments	4,086	2,163	–	6,249
Equity in earnings of subsidiaries	(57,533)	500	57,607	574
Interest expense, net	8,157	5,351	–	13,508
Intcompany interest expense/(income)	12,888	(12,888)	–	–
	958,342	196,591	57,607	1,212,540

Income/(loss) before income taxes	29,023	81,206	(57,607)	52,622
(Benefit)/provision for income taxes	(17,855)	23,599	–	5,744

Net income/(loss)	$46,878	$57,607	$(57,607)	$46,878

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
FISCAL YEAR ENDED JUNE 1, 2010
(IN THOUSANDS)

	Parent	Guarantors	Eliminations	Consolidated
Revenue:
Restaurant sales and operating revenue	$993,839	$194,204	$–	$1,188,043
Franchise revenue	299	6,454	–	6,753
	994,138	200,658	–	1,194,796
Operating costs and expenses:
Cost of merchandise	287,940	56,522	–	344,462
Payroll and related costs	319,746	69,365	–	389,111
Other restaurant operating costs	196,938	43,464	–	240,402
Depreciation	54,142	9,625	–	63,767
Selling, general, and administrative	65,663	12,455	–	78,118
Intercompany selling, general, and
administrative allocations	67,968	(67,968)	–	–
Closures and impairments	3,117	659	–	3,776
Equity in earnings of subsidiaries	(56,730)	(81)	57,139	328
Interest expense, net	13,576	3,498	–	17,074
Intcompany interest expense/(income)	12,560	(12,560)	–	–
	964,920	114,979	57,139	1,137,038

Income/(loss) before income taxes	29,218	85,679	(57,139)	57,758
(Benefit)/provision for income taxes	(16,126)	28,540	–	12,414

Net income/(loss)	$45,344	$57,139	$(57,139)	$45,344

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
FISCAL YEAR ENDED JUNE 5, 2012
(IN THOUSANDS)

	Parent	Guarantors	Eliminations	Consolidated

Net cash provided by operating activities	$48,516	$105,820	$(42,085)	$112,251

Investing activities:
Purchases of property and equipment	(28,253)	(9,713)	–	(37,966)
Acquisition of franchise and other entities, net	(24,084)	–	–	(24,084)
Proceeds from sale-leaseback transactions	21,150	–	–	21,150
Proceeds from disposal of assets	5,834	160	–	5,994
Other, net	1,151	–	–	1,151
Net cash used by investing activities	(24,202)	(9,553)	–	(33,755)

Financing activities:
Proceeds from issuance of senior unsecured
notes	246,340	–		246,340
Net payments on revolving credit facility	(177,000)	–	–	(177,000)
Principal payments on long-term debt	(44,437)	(41,120)	–	(85,557)
Stock repurchases	(18,441)	–	–	(18,441)
Payment for debt issuance costs	(5,767)	–	–	(5,767)
Proceeds from exercise of stock options	355	–	–	355
Excess tax benefits from share-based
compensation	36	–	–	36
Intercompany transactions	13,096	(55,181)	42,085	–
Net cash provided/(used) by financing activities	14,182	(96,301)	42,085	(40,034)

Increase/(decrease) in cash and cash equivalents	38,496	(34)	–	38,462
Cash and cash equivalents:
Beginning of year	9,490	232	–	9,722
End of year	$47,986	$198	$–	$48,184

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
FISCAL YEAR ENDED MAY 31, 2011
(IN THOUSANDS)

	Parent	Guarantors	Eliminations	Consolidated

Net cash provided by operating activities	$30,523	$123,534	$(37,765)	$116,292

Investing activities:
Purchases of property and equipment	(16,592)	(10,092)	–	(26,684)
Acquisition of franchise and other entities, net	(1,999)	(2,258)		(4,257)
Proceeds from disposal of assets	6,646	95	–	6,741
Other, net	(292)	–	–	(292)
Net cash used by investing activities	(12,237)	(12,255)	–	(24,492)

Financing activities:
Net payments on revolving credit facility	(26,800)	(41,100)	–	(67,900)
Principal payments on long-term debt	(4,001)	(19,436)	–	(23,437)
Payment for debt issuance costs	(2,812)	–	–	(2,812)
Proceeds from exercise of stock options	1,903	–	–	1,903
Excess tax benefits from share-based
compensation	599	–	–	599
Intercompany transactions	12,888	(50,653)	37,765	–
Net cash used by financing activities	(18,223)	(111,189)	37,765	(91,647)

Increase in cash and cash equivalents	63	90	–	153
Cash and cash equivalents:
Beginning of year	9,427	142	–	9,569
End of year	$9,490	$232	$–	$9,722

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
FISCAL YEAR ENDED JUNE 1, 2010
(IN THOUSANDS)

	Parent	Guarantors	Eliminations	Consolidated

Net cash provided by operating activities	$120,332	$52,178	$(32,246)	$140,264

Investing activities:
Purchases of property and equipment	(13,988)	(3,684)	–	(17,672)
Proceeds from disposal of assets	4,676	803	–	5,479
Other, net	2,754	–	–	2,754
Net cash used by investing activities	(6,558)	(2,881)	–	(9,439)

Financing activities:
Net payments on revolving credit facility	(115,300)	–	–	(115,300)
Principal payments on long-term debt	(84,350)	(4,491)	–	(88,841)
Proceeds from issuance of stock, net of fees	73,125	–	–	73,125
Intercompany transactions	12,560	(44,806)	32,246	–
Net cash used by financing activities	(113,965)	(49,297)	32,246	(131,016)

Decrease in cash and cash equivalents	(191)	–	–	(191)
Cash and cash equivalents:
Beginning of year	9,618	142	–	9,760
End of year	$9,427	$142	$–	$9,569

BASIS OF PRESENTATION (Policies)	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
BASIS OF PRESENTATION [Abstract]
Consolidation Policy
Ruby Tuesday, Inc., including its wholly-owned subsidiaries ("RTI," the "Company," "we," and/or "our"), owns and operates Ruby Tuesday®, Lime Fresh Mexican Grill® ("Lime Fresh"), Marlin & Ray's™, and Wok Hay® casual dining restaurants. We also operate Truffles® restaurants pursuant to a license agreement and franchise the Ruby Tuesday, Lime Fresh, and Wok Hay concepts in selected domestic and international markets. The accompanying unaudited condensed consolidated financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). Accordingly, they do not include all of the information and footnotes required by U.S. generally accepted accounting principles ("GAAP") for complete financial statements. In the opinion of management, all adjustments (consisting only of normal recurring entries) considered necessary for a fair presentation have been included. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. Operating results for the 13- and 26-week periods ended December 4, 2012 are not necessarily indicative of results that may be expected for the 52-week year ending June 4, 2013.

Description of Business and Principles of Consolidation
Ruby Tuesday, Inc. including its wholly-owned subsidiaries ("RTI," the "Company," "we" and/or "our") develops, operates and franchises casual dining restaurants in the United States, Guam, and 12 foreign countries under the Ruby Tuesday® brand. We also own and operate 13 Lime Fresh Mexican Grill® ("Lime Fresh"), 11 Marlin & Ray's™, two Truffles®, and one Wok Hay® casual dining restaurants. At June 5, 2012, we owned and operated 714 Ruby Tuesday restaurants concentrated primarily in the Southeast, Northeast, Mid-Atlantic, and Midwest of the United States, which we consider to be our core markets. As of our fiscal year end, there were 79 domestic and international franchise Ruby Tuesday restaurants located in 14 states primarily outside the Company's existing core markets (primarily the Western United States and portions of the Midwest) and in the Asia Pacific Region, Middle East, Guam, Canada, Iceland, Eastern Europe, the United Kingdom, and Central and South America. Also at fiscal year end, there were four domestic franchise Lime Fresh restaurants located in Florida.

RTI consolidates its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated.

Summary of Significant Accounting Policies 10-K (Policies)	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
Summary of Significant Accounting Policies [Abstract]
Description of Business and Principles of Consolidation
Ruby Tuesday, Inc., including its wholly-owned subsidiaries ("RTI," the "Company," "we," and/or "our"), owns and operates Ruby Tuesday®, Lime Fresh Mexican Grill® ("Lime Fresh"), Marlin & Ray's™, and Wok Hay® casual dining restaurants. We also operate Truffles® restaurants pursuant to a license agreement and franchise the Ruby Tuesday, Lime Fresh, and Wok Hay concepts in selected domestic and international markets. The accompanying unaudited condensed consolidated financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). Accordingly, they do not include all of the information and footnotes required by U.S. generally accepted accounting principles ("GAAP") for complete financial statements. In the opinion of management, all adjustments (consisting only of normal recurring entries) considered necessary for a fair presentation have been included. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. Operating results for the 13- and 26-week periods ended December 4, 2012 are not necessarily indicative of results that may be expected for the 52-week year ending June 4, 2013.

Description of Business and Principles of Consolidation
Ruby Tuesday, Inc. including its wholly-owned subsidiaries ("RTI," the "Company," "we" and/or "our") develops, operates and franchises casual dining restaurants in the United States, Guam, and 12 foreign countries under the Ruby Tuesday® brand. We also own and operate 13 Lime Fresh Mexican Grill® ("Lime Fresh"), 11 Marlin & Ray's™, two Truffles®, and one Wok Hay® casual dining restaurants. At June 5, 2012, we owned and operated 714 Ruby Tuesday restaurants concentrated primarily in the Southeast, Northeast, Mid-Atlantic, and Midwest of the United States, which we consider to be our core markets. As of our fiscal year end, there were 79 domestic and international franchise Ruby Tuesday restaurants located in 14 states primarily outside the Company's existing core markets (primarily the Western United States and portions of the Midwest) and in the Asia Pacific Region, Middle East, Guam, Canada, Iceland, Eastern Europe, the United Kingdom, and Central and South America. Also at fiscal year end, there were four domestic franchise Lime Fresh restaurants located in Florida.

RTI consolidates its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated.

Equity Method Accounting
Equity Method Accounting
"Franchise partnerships" as used throughout the Notes to Consolidated Financial Statements refer to our previous domestic franchisees in which we owned 1% or 50% of the equity of each such franchisee. As further discussed in Note 3 to the Consolidated Financial Statements, we acquired 11 of our franchise partnerships during fiscal 2011 and the two remaining franchise partnerships have ceased operations. We applied the equity method of accounting to our 50%-owned franchise partnerships through the dates of acquisitions. Accordingly, we recognized our pro rata share of the earnings or losses of the franchise partnerships in the Consolidated Statements of Operations when reported by those franchisees. The cost method of accounting was applied to all 1%-owned franchise partnerships.

A further description of our franchise programs is provided in Note 2 to the Consolidated Financial Statements.

Fiscal Year
Fiscal Year
Our fiscal year ends on the first Tuesday following May 30 and, as a result, a 53rd week is added every five or six years. Fiscal 2012 contained 53 weeks. The first three quarters of fiscal 2012 each contained 13 weeks and the fourth quarter contained 14 weeks. In fiscal 2012, the 53rd week added $23.4 million to restaurant sales and operating revenue and $0.03 to diluted earnings per share in our Consolidated Statement of Operations. The fiscal years ended May 31, 2011 and June 1, 2010 each contained 52 weeks.

Revenue Recognition
Revenue Recognition
Revenue from restaurant sales is recognized when food and beverage products are sold. We present sales net of sales tax and other sales-related taxes. Deferred revenue-gift cards primarily represents our liability for gift cards that have been sold, but not yet redeemed, and is recorded at the expected redemption value. When the gift cards are redeemed, we recognize restaurant sales and reduce the deferred revenue.

Using gift card redemption history, we have determined that substantially all of our guests utilize their gift cards within two years from the date of purchase. Accordingly, we recognize gift card breakage for non-escheatable amounts beginning 24 months after the date of activation.

We recognized gift card breakage income of $1.8 million, $1.5 million, and $1.8 million during fiscal 2012, 2011, and 2010, respectively. This income is included as an offset to Other Restaurant Operating Costs in the Consolidated Statements of Operations.
Franchise development and license fees received are recognized when we have substantially performed all material services and the restaurant has opened for business. Franchise royalties (generally 4% of monthly sales) are recognized as franchise revenue on the accrual basis. Advertising amounts received from domestic franchisees are considered by us to be reimbursements, recorded on an accrual basis when earned, and have been netted against selling, general, and administrative expenses in the Consolidated Statements of Operations.

We charge our franchisees various monthly fees that are calculated as a percentage of the respective franchise's monthly sales. Our franchise agreements allow us to charge up to a 4.0% royalty fee, a 1.5% support service fee, a 1.5% marketing and purchasing fee, and an advertising fee of up to 3.0%. We defer recognition of franchise fee revenue for any franchise with negative cash flows at times when the negative cash flows are deemed to be anything other than temporary and the franchise has either borrowed directly from us or, historically, in regards to the franchise partnerships, through a facility for which we provided a guarantee.

We also do not recognize franchise fee revenue from franchises with fees in excess of 60 days past due. Accordingly, we have deferred recognition of a portion of franchise revenue from certain franchises. Unearned income for franchise fees was negligible and $1.2 million as of June 5, 2012 and May 31, 2011, respectively, which is included in Other deferred liabilities and/or Accrued liabilities - Rent and other in the Consolidated Balance Sheets. See Note 4 to the Consolidated Financial Statements for information relating to the write-off of certain unearned income for franchise fees in fiscal 2012.

Pre-Opening Expenses		Pre-Opening Expenses Salaries, personnel training costs, pre-opening rent, and other expenses of opening new facilities are charged to expense as incurred.
Share-Based Employee Compensation Plans
Share-Based Employee Compensation Plans
We recognize share-based payment transactions, including grants of employee stock options and restricted stock, as compensation expense based on the fair value of the equity award on the grant date. This compensation expense is recognized over the service period on a straight-line basis for all awards except those awarded to retirement-eligible individuals, which are recognized on the grant date at their estimated fair value. We record share-based compensation expense consistent with the other compensation expense for the recipient in either Payroll and related costs or Selling, general, and administrative, net in our Consolidated Statements of Operations. See Note 11 to the Consolidated Financial Statements for further discussion regarding our share-based employee compensation plans.

Marketing Costs
Marketing Costs
Except for television and radio advertising production costs which we expense when the advertisement is first shown, we expense marketing costs as incurred. Marketing expenses, net of franchise reimbursements, which are included in Selling, general, and administrative expense in the Consolidated Statements of Operations, totaled $47.9 million, $27.8 million, and $15.4 million for fiscal 2012, 2011, and 2010, respectively.

Impairment or Disposal of Long-Lived Assets
Impairment or Disposal of Long-Lived Assets
We review our long-lived assets related to each restaurant to be held and used in the business, including any allocated intangible assets subject to amortization whenever events or changes in circumstances indicate that the carrying amount of a restaurant may not be recoverable. We evaluate restaurants based upon cash flows as our primary indicator of impairment. Based on the best information available, we write down an impaired restaurant to its fair value based upon estimated future discounted cash flows and salvage value, if any. In addition, when we decide to close a restaurant it is reviewed for impairment and depreciable lives are adjusted. The impairment evaluation is based on the estimated cash flows from continuing use through the expected disposal date and the expected terminal value.

See Note 8 to the Consolidated Financial Statements for a further discussion regarding our closures and impairments, including the impairments of goodwill and other long-lived assets.

Income Taxes
Income Taxes
Our deferred income taxes are determined utilizing the asset and liability approach. This method gives consideration to the future tax consequences associated with differences between financial accounting and tax bases of assets and liabilities. The effect on the deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. We recognize interest and penalties accrued related to unrecognized tax benefits as components of our income tax expense.

We recognize in our consolidated financial statements the benefit of a position taken or expected to be taken in a tax return when it is more likely than not (i.e. a likelihood of more than fifty percent) that the position would be sustained upon examination by tax authorities. A recognized tax position is then measured at the largest amount of benefit that is greater than fifty percent likely of being realized upon settlement. Changes in judgment that result in subsequent recognition, derecognition or change in a measurement date of a tax position taken in a prior annual period (including any related interest and penalties) are recognized as a discrete item in the interim period in which the change occurs.

See Note 10 to the Consolidated Financial Statements for a further discussion of our income taxes.

(Loss)/Earnings Per Share
(Loss)/Earnings Per Share
Basic (loss)/earnings per share is computed by dividing net (loss)/income by the weighted average number of common shares outstanding during each period presented. Diluted (loss)/earnings per share gives effect to stock options and restricted stock outstanding during the applicable periods. The following table reflects the calculation of weighted-average common and dilutive potential common shares outstanding as presented in the accompanying Consolidated Statements of Operations (in thousands):

	2012	2011	2010
Net (loss)/income	$(188)	$46,878	$45,344

Weighted-average common shares outstanding	62,916	64,029	61,533
Dilutive effect of stock options and restricted stock	-	919	337
Weighted average common and dilutive potential
common shares outstanding	62,916	64,948	61,870
Basic (loss)/earnings per share	$(0.00)	$0.73	$0.74
Diluted (loss)/earnings per share	$(0.00)	$0.72	$0.73

Stock options with an exercise price greater than the average market price of our common stock and certain options with unrecognized compensation expense do not impact the computation of diluted (loss)/earnings per share because the effect would be anti-dilutive. The following table summarizes stock options and restricted shares that did not impact the computation of diluted (loss)/earnings per share because their inclusion would have had an anti-dilutive effect (in thousands):

	2012	2011	2010
Stock options	2,716*	2,517	4,450
Restricted shares	1,219*	421	884
Total	3,935	2,938	5,334

*Due to a net loss for the year ended June 5, 2012, all then outstanding share-based awards were excluded from the computation of diluted loss per share.

Comprehensive (Loss)/ Income
Comprehensive (loss)/income includes net income adjusted for certain revenue, expenses, gains and losses that are excluded from net income in accordance with U.S. GAAP, such as pension adjustments. Comprehensive (loss)/income is shown as a separate component in the Consolidated Statements of Shareholders' Equity and Comprehensive (Loss)/Income.

Comprehensive (Loss)/ Income
Comprehensive (Loss)/ Income
Comprehensive (loss)/income includes net income adjusted for certain revenue, expenses, gains and losses that are excluded from net income in accordance with U.S. GAAP, such as pension adjustments. Comprehensive (loss)/income is shown as a separate component in the Consolidated Statements of Shareholders' Equity and Comprehensive (Loss)/Income.

Cash and Short-Term Investments
Cash and Short-Term Investments
Our cash management program provides for the investment of excess cash balances in short-term money market instruments. Short-term investments are stated at cost, which approximates market value. We consider amounts receivable from credit card companies and marketable securities with a maturity of three months or less when purchased to be short-term investments.

Inventories		Inventories Inventories consist of food, supplies, china and silver and are stated at the lower of cost (first-in, first-out) or market.
Property and Equipment and Depreciation
Property and Equipment and Depreciation
Property and equipment is valued at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Estimated useful lives of depreciable assets generally range from three to 35 years for buildings and improvements and from three to 15 years for restaurant and other equipment.

Goodwill and Other Intangible Assets
Goodwill and Other Intangible Assets
Goodwill represents the excess of costs over the fair market value of assets of businesses acquired. During fiscal 2012 and 2011, we recorded $9.3 million and $15.6 million, respectively, of goodwill associated with certain of our acquisitions as further discussed in Note 3 to the Consolidated Financial Statements.

As discussed further in Note 8 to the Consolidated Financial Statements, we determined during the fourth quarter of fiscal 2012 that our goodwill was impaired. Accordingly, we recorded a charge of $16.9 million ($12.0 million, net of tax). We perform tests for impairment annually, or more frequently if events or circumstances indicate it might be impaired. Impairment tests for goodwill include comparing the fair value of the respective reporting unit with its carrying value, including goodwill. We use a variety of methodologies in conducting these impairment assessments, including cash flow analyses that are consistent with the assumptions we believe hypothetical marketplace participants would use, estimates of sales proceeds and other measures, such as fair market price of our common stock, as evidenced by closing trading price. Where applicable, we use an appropriate discount rate that is commensurate with the risk inherent in the projected cash flows. If market conditions deteriorate, or if operating results decline unexpectedly, we may be required to record impairment charges.

The changes in the carrying amount of goodwill are as follows (in thousands):

Balance at June 1, 2010	$-
Acquisitions	15,571
Balance at May 31, 2011	15,571
Adjustments to fiscal year 2011
purchase price allocations	1,348
Acquisitions	7,989
Impairment	(16,919)
Balance at June 5, 2012	$7,989

Other intangible assets consist of reacquired franchise rights, favorable lease valuations, and trademarks. The reacquired franchise rights were acquired as part of certain franchise acquisitions. The favorable lease valuations resulted from the terms of acquired franchise operating lease contracts being favorable relative to market terms of comparable leases on the acquisition date. See Note 3 to the Consolidated Financial Statements for more information on the purchase price allocation applied to each of RTI's franchise partnership acquisitions in fiscal 2011.

Amortization expense of other intangible assets for fiscal 2012, 2011, and 2010 totaled $2.3 million, $1.5 million, and $0.7 million, respectively. We amortize acquired and reacquired franchise rights on a straight-line basis over the remaining term of the franchise operating agreements. The weighted average amortization period of acquired and reacquired franchise rights is 7.3 and 8.4 years, respectively. We amortize favorable lease valuations as a component of rent expense on a straight-line basis over the remaining lives of the leases. The weighted average amortization period of the favorable lease valuations is 25.8 years. We amortize trade and service marks on a straight-line basis over the life of the trade and service marks, typically 10 years. Amortization expense for intangible assets for each of the next five years is expected to be $3.5 million in fiscal 2013, $3.3 million in fiscal 2014, $3.1 million in fiscal 2015, $2.8 million in fiscal 2016, and $2.4 million in fiscal 2017. Rent expense resulting from amortization of favorable lease valuations, net of rent income resulting from amortization of unfavorable lease valuations, is expected to be insignificant for each of the next five years.

Other intangible assets which are included in Other assets, net in the Consolidated Balance Sheets consist of the following (in thousands):

	2012		2011
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization

Reacquired franchise rights	$14,825	$4,961	$14,900	$2,956
Trademarks	11,961	847	836	672
Acquired franchise agreements	2,460	39	-	-
Favorable lease valuations *	2,205	168	2,023	63
Other	150	4	-	-
	$31,601	$6,019	$17,759	$3,691

* As of June 5, 2012 and May 31, 2011, we also had $1.3 million and $1.2 million, respectively, of unfavorable lease valuation liabilities which resulted from the terms of acquired franchise operating lease contracts being unfavorable relative to market terms of comparable leases on the acquisition date. In addition, as of June 5, 2012, we had a liability of $0.2 million which resulted from the terms of a Lime Fresh license agreement being unfavorable relative to market terms of a comparable license agreement. The majority of these liabilities is included within Other deferred liabilities in our Consolidated Balance Sheets. See Note 3 to the Consolidated Financial Statements for more information on the favorable and unfavorable lease valuations from our acquisitions of franchise partnerships during fiscal 2011 and Lime Fresh in fiscal 2012.

Deferred Escalating Minimum Rent
Deferred Escalating Minimum Rent
Certain of our operating leases contain predetermined fixed escalations of the minimum rentals during the term of the lease, which includes option periods where failure to exercise such options would result in an economic penalty. For these leases, we recognize the related rental expense on a straight-line basis over the life of the lease, beginning with the point at which we obtain control and possession of the leased properties, and record the difference between the amounts charged to operations and amounts paid as deferred escalating minimum rent. Any lease incentives received are deferred and subsequently amortized over a straight-line basis over the life of the lease as a reduction of rent expense.

Pensions and Post-Retirement Medical Benefits
Pensions and Post-Retirement Medical Benefits
We measure and recognize the funded status of our defined benefit and postretirement plans in our Consolidated Balance Sheets as of our fiscal year end. The funded status represents the difference between the projected benefit obligation and the fair value of plan assets. The projected benefit obligation is the present value of benefits earned to date by plan participants, including the effect of future salary increases, as applicable. The difference between the projected benefit obligation and the fair value of assets that has not previously been recognized as expense is recorded as a component of other comprehensive (loss)/income.

Fair Value of Financial Instruments
Fair Value of Financial Instruments
Fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. The fair values are assigned a level within the fair value hierarchy to prioritize the inputs used to measure the fair value of assets or liabilities. These levels are:

•	Level 1 - Observable inputs such as quoted prices in active markets for identical assets or liabilities;
•	Level 2 - Inputs, other than quoted prices in active markets, that are observable either directly or indirectly; and
•	Level 3 - Unobservable inputs which require the reporting entity to develop its own assumptions.

See Note 13 to the Consolidated Financial Statements for a further discussion of our financial instruments.

Segment Reporting
Segment Reporting
Operating segments are components of an enterprise about which separate financial information is available that is reviewed by the chief operating decision maker in deciding how to allocate resources and in assessing performance. We aggregate similar operating segments into a single reportable operating segment if the businesses are considered similar. We consider our restaurant concept and franchising operations as similar and have aggregated them.

Accounting Pronouncements Not Yet Adopted
Accounting Pronouncements Not Yet Adopted
In June 2011, the Financial Accounting Standards Board ("FASB") issued guidance on the presentation of total comprehensive income, the components of net income, and the components of other comprehensive income. This guidance is intended to improve the comparability, consistency, and transparency of financial reporting and to increase the prominence of items reported in other comprehensive income. The guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 (our fiscal 2013 first quarter). We do not expect the adoption of this guidance to have a material impact on our Consolidated Financial Statements.

In September 2011, the FASB issued guidance modifying the impairment test for goodwill by allowing businesses to first decide whether they need to do the two-step impairment test. Under the guidance, a business no longer has to calculate the fair value of a reporting unit unless it believes it is very likely that the reporting unit's fair value is less than the carrying value. The guidance is effective for impairment tests for fiscal years beginning after December 15, 2011 (our fiscal 2013). We do not expect the adoption of this guidance to have a material impact on our Consolidated Financial Statements.

In July 2012, the FASB issued guidance on testing indefinite-lived intangible assets for impairment. Under the guidance, testing the decline in the realizable value (impairment) of indefinite-lived intangible assets other than goodwill has been simplified. The guidance allows an organization the option to first assess qualitative factors to determine whether it is necessary to perform the quantitative impairment test. An organization electing to perform a qualitative assessment is no longer required to calculate the fair value of an indefinite-lived intangible asset unless the organization determines, based on a qualitative assessment, that it is "more likely than not" that the asset is impaired. The guidance is effective for impairment tests for fiscal years beginning after September 15, 2012 (our fiscal 2014). We do not expect the adoption of this guidance to have a material impact on our Consolidated Financial Statements.

Immaterial Reclassifications and Corrections of Consolidated Statements of Operations [Policy Text Block]
Immaterial Reclassifications and Corrections of Consolidated Statements of Operations
As shown in the tables below, we made the following reclassifications and/or corrections to our Consolidated Statements of Operations for the years ended June 5, 2012, May 31, 2011, and June 1, 2010 (in thousands):
•	reclassified certain non-restaurant related sales from Restaurant sales and operating revenue to Selling, general, and administrative, net;
•
reclassified and/or corrected certain employee fringe benefit and payroll tax expenses for corporate employees and field executives from Payroll and related costs, which is intended to capture payroll and related expenses for restaurant level employees, to Selling, general and administrative, net. Salaries and wages for these employees were already captured within the Selling, general and administrative, net caption;

•	reclassified certain expenses not directly related to restaurant operations from Other restaurant operating costs to Selling, general and administrative, net; and
•	corrected amortization expense of debt issuance costs and fees relating to our revolving credit facility from Other restaurant operating costs to Interest expense, net.

	As presented - Year ended June 5, 2012	Reclassifications and Corrections	As adjusted - Year ended June 5, 2012
Restaurant sales and operating revenue	$ 1,320,098	$ (58)	$ 1,320,040
Payroll and related costs	455,087	(7,692)	447,395
Other restaurant operating costs	270,132	(3,485)	266,647
Selling, general and administrative, net	114,534	7,427	121,961
Interest expense, net	19,620	3,692	23,312
Loss before income taxes	(14,938)	0	(14,938)

	As presented - Year ended May 31, 2011	Reclassifications and Corrections	As adjusted - Year ended May 31, 2011
Payroll and related costs	$ 422,230	$ (7,030)	$415,200
Other restaurant operating costs	256,632	(1,268)	255,364
Selling, general and administrative, net	85,971	7,143	93,114
Interest expense, net	12,353	1,155	13,508
Income before income taxes	52,622	0	52,622

	As presented - Year ended June 1, 2010	Reclassifications and Corrections	As adjusted - Year ended June 1, 2010
Payroll and related costs	$ 396,877	$ (7,766)	$389,111
Other restaurant operating costs	240,947	(545)	240,402
Selling, general and administrative, net	70,526	7,592	78,118
Interest expense, net	16,355	719	17,074
Income before income taxes	57,758	0	57,758

We made these reclassifications and corrections as we believe that reporting these amounts as shown above will more accurately reflect the nature of the expenses in our Consolidated Statements of Operations and are necessary to conform to the current period presentation and GAAP. We have determined the reclassifications and corrections made to the Consolidated Statements of Operations in previous filings to be immaterial.

BASIS OF PRESENTATION (Tables)	6 Months Ended
Dec. 04, 2012
BASIS OF PRESENTATION [Abstract]
Schedule of other operating cost to interest expense
As shown in the tables below, we made the following reclassifications and/or corrections to our Condensed Consolidated Statement of Operations and Comprehensive (Loss)/Income for the 13 and 26 weeks ended November 29, 2011 (in thousands):

•	reclassified certain non-restaurant related sales from Restaurant sales and operating revenue to Selling, general, and administrative, net;
•
reclassified and/or corrected certain employee fringe benefit and payroll tax expenses for corporate employees and field executives from Payroll and related costs, which is intended to capture payroll and related expenses for restaurant level employees, to Selling, general and administrative, net. Salaries and wages for these employees were already captured within the Selling, general and administrative, net caption;

•	reclassified certain expenses not directly related to restaurant operations from Other restaurant operating costs to Selling, general and administrative, net; and
•	corrected amortization expense of debt issuance costs and fees relating to our revolving credit facility from Other restaurant operating costs to Interest expense, net.

	As presented - Thirteen weeks ended November 29, 2011	Reclassifications and Corrections	As adjusted - Thirteen weeks ended November 29, 2011
Restaurant sales and operating revenue	$ 306,203	$ (48)	$ 306,155
Payroll and related costs	107,777	(1,963)	105,814
Other restaurant operating costs	65,429	(628)	64,801
Selling, general and administrative, net	23,386	2,024	25,410
Interest expense, net	3,979	519	4,498
Loss before income taxes	(1,747)	0	(1,747)

	As presented - Twenty-six weeks ended November 29, 2011	Reclassifications and Corrections	As adjusted - Twenty-six weeks ended November 29, 2011
Restaurant sales and operating revenue	$ 635,057	$ (48)	$ 635,009
Payroll and related costs	220,764	(4,089)	216,675
Other restaurant operating costs	134,084	(546)	133,538
Selling, general and administrative, net	50,162	3,635	53,797
Interest expense, net	7,943	952	8,895
Income before income taxes	1,910	0	1,910

(LOSS)/EARNINGS PER SHARE AND STOCK REPURCHASES (Tables)	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
(LOSS)/EARNINGS PER SHARE AND STOCK REPURCHASES [Abstract]
Earnings per share
Basic (loss)/earnings per share is computed by dividing net (loss)/income by the weighted average number of common shares outstanding during each period presented. Diluted (loss)/earnings per share gives effect to stock options and restricted stock outstanding during the applicable periods, if dilutive. The following table reflects the calculation of weighted-average common and dilutive potential common shares outstanding as presented in the accompanying Condensed Consolidated Statements of Operations and Comprehensive (Loss)/Income (in thousands, except per-share data):

	Thirteen weeks ended		Twenty-six weeks ended
	December 4, 2012	November 29, 2011	December 4, 2012	November 29, 2011
Net (loss)/income	$(15,068)	$(2,001)	$(12,469)	$1,092

Weighted-average common
shares outstanding	62,005	62,598	62,409	63,177
Dilutive effect of stock
options and restricted stock	–	–	–	552
Weighted average common
and dilutive potential
common shares outstanding	62,005	62,598	62,409	63,729
Basic (loss)/earnings per share	$(0.24)	$(0.03)	$(0.20)	$0.02
Diluted (loss)/earnings per share	$(0.24)	$(0.03)	$(0.20)	$0.02

Anti-dilutive stock options and restricted shares
Stock options with an exercise price greater than the average market price of our common stock and certain options with unrecognized compensation expense do not impact the computation of diluted (loss)/earnings per share because the effect would be anti-dilutive. The following table summarizes stock options and restricted shares that did not impact the computation of diluted (loss)/earnings per share because their inclusion would have had an anti-dilutive effect (in thousands):

	Thirteen weeks ended				Twenty-six weeks ended
	December 4, 2012		November 29, 2011		December 4, 2012		November 29, 2011
Stock options	3,371	*	3,404	*	3,002	*	2,074
Restricted shares	1,647	*	1,143	*	1,376	*	899
Total	5,018		4,547		4,378		2,973

Stock options with an exercise price greater than the average market price of our common stock and certain options with unrecognized compensation expense do not impact the computation of diluted (loss)/earnings per share because the effect would be anti-dilutive. The following table summarizes stock options and restricted shares that did not impact the computation of diluted (loss)/earnings per share because their inclusion would have had an anti-dilutive effect (in thousands):

	2012	2011	2010
Stock options	2,716*	2,517	4,450
Restricted shares	1,219*	421	884
Total	3,935	2,938	5,334

ACCOUNTS RECEIVABLE (Tables)	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
Accounts and Notes Receivable [Abstract]
ACCOUNTS RECEIVABLE
Accounts receivable – current consist of the following (in thousands):

	December 4, 2012	June 5, 2012

Rebates receivable	$832	$923
Amounts due from franchisees	770	770
Other receivables	5,170	3,007
	$6,772	$4,700

Accounts and notes receivable - current consist of the following (in thousands):

	2012	2011

Rebates receivable	$923	$1,055
Amounts due from franchisees	770	2,506
Other receivables	3,007	3,970
	$4,700	$7,531

PROPERTY, EQUIPMENT, ASSETS HELD FOR SALE, OPERATING LEASES, AND SALE-LEASEBACK TRANSACTIONS (Tables)	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
PROPERTY, EQUIPMENT, ASSETS HELD FOR SALE, OPERATING LEASES, AND SALE-LEASEBACK TRANSACTIONS [Abstract]
Schedule of property, plant and equipment, net
Property and equipment, net, is comprised of the following (in thousands):

	December 4, 2012	June 5, 2012
Land	$235,522	$244,498
Buildings	468,474	494,537
Improvements	408,436	421,143
Restaurant equipment	255,228	276,576
Other equipment	90,916	95,400
Construction in progress and other*	28,906	26,473
	1,487,482	1,558,627
Less accumulated depreciation	576,584	592,022
	$910,898	$966,605

* Included in Construction in progress and other as of December 4, 2012 and June 5, 2012 are $19.1 million and $21.8 million, respectively, of assets held for sale that are not classified as such in the Condensed Consolidated Balance Sheets as we do not expect to sell these assets within the next 12 months. These assets primarily consist of parcels of land upon which we have no intention to build restaurants.

Property and equipment, net, is comprised of the following (in thousands):

	2012	2011
Land	$244,498	$256,761
Buildings	494,537	512,177
Improvements	421,143	427,169
Restaurant equipment	276,576	279,319
Other equipment	95,400	93,944
Construction in progress and other*	26,473	28,077
	1,558,627	1,597,447
Less accumulated depreciation	592,022	566,296
	$966,605	$1,031,151

LONG-TERM DEBT AND CAPITAL LEASES (Tables)	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
LONG-TERM DEBT AND CAPITAL LEASES [Abstract]
Long-term debt and capital lease obligations
Long-term debt and capital lease obligations consist of the following (in thousands):

	December 4, 2012	June 5, 2012
Senior unsecured notes	$238,500	$250,000
Unamortized discount	(3,296)	(3,646)
Senior unsecured notes less unamortized discount	235,204	246,354
Mortgage loan obligations	73,305	80,076
Capital lease obligations	188	233
	308,697	326,663
Less current maturities	9,988	12,454
	$298,709	$314,209

Long-term debt and capital lease obligations consist of the following (in thousands):

	2012	2011
Senior unsecured notes	$250,000
Unamortized discount	(3,646)
Senior unsecured notes less unamortized discount	246,354
Revolving credit facility	-	$177,000
Series B senior notes:
due April 2013	-	44,442
Mortgage loan obligations	80,076	122,546
Capital lease obligations	233	286
	326,663	344,274
Less current maturities	12,454	15,090
	$314,209	$329,184

CLOSURES AND IMPAIRMENTS EXPENSE (Tables)	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
CLOSURES AND IMPAIRMENTS EXPENSE [Abstract]
Closures and impairments expenses
Closures and impairment expenses include the following for the 13 and 26 weeks ended December 4, 2012 and November 29, 2011 (in thousands):

	Thirteen weeks ended		Twenty-six weeks ended
	December 4, 2012	November 29, 2011	December 4, 2012	November 29, 2011
Property impairments	$18,514	$630	$18,962	$836
Closed restaurant lease reserves	(99)	(153)	379	(74)
Other closing costs	343	226	632	416
Gain on sale of surplus properties	(507)	(50)	(598)	(80)
	$18,251	$653	$19,375	$1,098

Closures and impairment expenses include the following (in thousands):

	2012	2011	2010
Property impairments	$13,633	$6,098	$3,181
Closed restaurant lease reserves	3,841	(333)	756
Other closing expense	1,869	437	859
Loss/(gain) on sale of surplus properties	(678)	47	(1,020)
	$18,665	$6,249	$3,776

Future lease obligations associated with closed properties
A rollforward of our future lease obligations associated with closed properties is as follows (in thousands):

Lease Obligations
Balance at June 5, 2012	$6,813
Closing expense including rent and other lease charges	379
Payments	(1,581)
Transfer of deferred escalating minimum rent balance	348
Other adjustments	(19)
Balance at December 4, 2012	$5,940

A rollforward of our future lease obligations associated with closed properties is as follows (in thousands):

	2012	2011
Beginning of year	$2,660	$4,969
Closing expense including rent and other lease charges	3,841	(333)
Transfer of deferred escalating minimum rent balance	2,055	-
Lease obligations assumed with franchise acquisitions	-	396
Payments	(1,605)	(2,372)
Other adjustments	(138)	-
End of year	$6,813	$2,660

EMPLOYEE POST-EMPLOYMENT BENEFITS (Tables)	6 Months Ended
Dec. 04, 2012
EMPLOYEE POST-EMPLOYMENT BENEFITS [Abstract]
Defined benefit plan disclosure
The following tables detail the components of net periodic benefit costs and the amounts recognized in our Condensed Consolidated Financial Statements for the Retirement Plan, Management Retirement Plan, and the Executive Supplemental Pension Plan (collectively, the "Pension Plans") and the Postretirement Medical and Life Benefits plans (in thousands):

	Pension Benefits
	Thirteen weeks ended		Twenty-six weeks ended
	December 4,	November 29,	December 4,	November 29,
	2012	2011	2012	2011
Service cost	$115	$134	$230	$268
Interest cost	525	576	1,050	1,152
Expected return on plan assets	(102)	(126)	(204)	(252)
Amortization of prior service cost	26	64	52	128
Recognized actuarial loss	565	426	1,130	852
Net periodic benefit cost	$1,129	$1,074	$2,258	$2,148

	Postretirement Medical and Life Benefits
	Thirteen weeks ended		Twenty-six weeks ended
	December 4,	November 29,	December 4,	November 29,
	2012	2011	2012	2011
Service cost	$3	$2	$6	$4
Interest cost	15	18	30	36
Amortization of prior service cost	(14)	(14)	(28)	(28)
Recognized actuarial loss	53	34	106	68
Net periodic benefit cost	$57	$40	$114	$80

(a)	Prior service costs are amortized on a straight-line basis over the average remaining service period of employees expected to receive benefits.

SHARE-BASED EMPLOYEE COMPENSATION (Tables)	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
Capital Stock and Share-Based Employee Compensation [Abstract]
Summary of stock option activity
The following tables summarize the activity in options for the 26 weeks ended December 4, 2012 under these stock option plans (in thousands, except per-share data):

		Weighted-
		Average
Service-based vesting:	Options	Exercise Price
Balance at June 5, 2012	2,716	$8.79
Granted	503	7.81
Exercised	(28)	6.24
Forfeited	(70)	8.99
Balance at December 4, 2012	3,121	$8.65

Exercisable at December 4, 2012	2,497	$8.79

		Weighted-
		Average
Performance-based vesting:	Options	Exercise Price
Balance at June 5, 2012	–	$–
Granted	250	7.81
Balance at December 4, 2012	250	$7.81

Exercisable at December 4, 2012	–	$–

The following table summarizes the activity in options under these stock option plans (Options and Aggregate Intrinsic Value are in thousands):

	Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (years)	Aggregate Intrinsic Value
Balance at June 2, 2009	4,802	$23.06
Granted	622	6.58
Exercised	-	-
Forfeited	(1,378)	25.46

Balance at June 1, 2010	4,046	$19.70
Granted	927	9.39
Exercised	(249)	7.64
Forfeited	(1,485)	29.70

Balance at May 31, 2011	3,239	$13.10
Granted	253	7.87
Exercised	(61)	5.82
Forfeited	(715)	28.24
Balance at June 5, 2012	2,716	$8.79	3.48	$ 197

Exercisable	2.283	$8.79	3.09	$ 197

Summary of restricted stock activity
The following tables summarize our restricted stock activity for the 26 weeks ended December 4, 2012 (in thousands, except per-share data):

		Weighted-Average
	Restricted	Grant-Date
Service-based vesting:	Stock	Fair Value
Non-vested at June 5, 2012	797	$8.37
Granted	773	7.42
Vested	(291)	7.50
Forfeited	–	–
Non-vested at December 4, 2012	1,279	$7.99

		Weighted-Average
	Restricted	Grant-Date
Performance-based vesting:	Stock	Fair Value
Non-vested at June 5, 2012	423	$7.75
Granted	344	6.99
Vested	(85)	7.29
Forfeited	(314)	7.87
Non-vested at December 4, 2012	368	$7.04

The following table summarizes the status of our restricted stock activity (in thousands, except per-share data):

		2012		2011	2010
	Shares	Weighted Average Fair Value	Shares	Weighted Average Fair Value	Shares	Weighted Average Fair Value
Performance-Based Vesting:
Non-vested at beginning of year	299	$7.24	721	$7.13	1,195	$7.64
Granted	384	7.87	-	-	348	6.58
Vested	(260)	7.33	(421)	7.05	(186)	7.64
Forfeited	-	-	(1)	7.82	(636)	7.64
Non-vested at end of year	423	$7.75	299	$7.24	721	$7.13

Service-Based Vesting:
Non-vested at beginning of year	551	$8.22	427	$7.42	208	$8.97
Granted	495	8.30	235	10.21	299	7.01
Vested	(248)	7.89	(111)	9.39	(78)	9.99
Forfeited	(1)	9.39	-	-	(2)	7.63
Non-vested at end of year	797	$8.37	551	$8.22	427	$7.42

FAIR VALUE MEASUREMENTS (Tables)	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
FAIR VALUE MEASUREMENTS [Abstract]
Fair Values of Financial Assets and Liabilities Measured on a Recurring Basis
The following table presents the fair values of our financial assets and liabilities measured at fair value on a recurring basis and the level within the fair value hierarchy in which the measurements fall (in thousands):

	Level	December 4, 2012	June 5, 2012
Deferred compensation plan: other investments – Assets	1	$8,240	$7,974
Deferred compensation plan: other investments – Liabilities	1	(8,240)	(7,974)
Deferred compensation plan: RTI common stock – Equity	1	1,063	1,008
Deferred compensation plan: RTI common stock – Equity	1	(1,063)	(1,008)
Total		$–	$–

The following table presents the fair values of our financial assets and liabilities measured at fair value on a recurring basis and the level within the fair value hierarchy in which the measurements fall (in thousands):

	Level	June 5, 2012	May 31, 2011
Deferred compensation plan: other investments - Assets	1	$7,974	$8,792
Deferred compensation plan: other investments - Liabilities	1	(7,974)	(8,792)
Deferred compensation plan: RTI common stock - Equity	1	1,008	-
Deferred compensation plan: RTI common stock - Equity	1	(1,008)	-
Total		$-	$-

Fair Values of Financial Assets and Liabilities Measured on a Non-Recurring basis
The following table presents the fair values for those assets and liabilities measured on a non-recurring basis and remaining on our Condensed Consolidated Balance Sheets as of December 4, 2012 and June 5, 2012 (in thousands):

	Fair Value Measurements
	Level	December 4, 2012	June 5, 2012
Long-lived assets held for sale *	2	$23,303	$26,495
Long-lived assets held for use	2	8,204	385
Total		$31,507	$26,880

* Included in the carrying value of long-lived assets held for sale as of December 4, 2012 and June 5, 2012 are $19.1 million and $21.8 million, respectively, of assets included in Construction in progress in the Condensed Consolidated Balance Sheets as we do not expect to sell these assets within the next 12 months.

The following table presents the losses recognized during the 13 and 26 weeks ended December 4, 2012 and November 29, 2011 resulting from fair value measurements of assets and liabilities measured on a non-recurring basis. These losses are included in Closures and impairments in our Condensed Consolidated Statements of Operations and Comprehensive (Loss)/Income (in thousands):

	Thirteen weeks ended		Twenty-six weeks ended
	December 4, 2012	November 29, 2011	December 4, 2012	November 29, 2011
Long-lived assets held for sale	$354	$–	$511	$206
Long-lived assets held for use	18,160	630	18,451	630
	$18,514	$630	$18,962	$836

The following table presents the fair values for those assets and liabilities measured on a non-recurring basis and remaining on our Consolidated Balance Sheets as of June 5, 2012 and May 31, 2011 and the losses recognized from all such measurements during fiscal 2012 and 2011 (in thousands):

	Fair Value Measurements
	June 5, 2012	Level 1	Level 2	Level 3	Losses
Long-lived assets held for sale *	$26,495	$-	$26,495	$-	$891
Long-lived assets held for use	385	-	385	-	12,742
Total	$26,880	$-	$26,880	$-	$13,633

	Fair Value Measurements
	May 31, 2011	Level 1	Level 2	Level 3	Losses
Long-lived assets held for sale *	$24,686	$-	$24,686	$-	$1,600
Long-lived assets held for use	747	-	747	-	4,498
Total	$25,433	$-	$25,433	$-	$6,098

* Included in the carrying value of long-lived assets held for sale as of June 5, 2012 and May 31, 2011 are $21.8 million and $23.3 million, respectively, of assets included in Construction in progress and other in the Consolidated Balance Sheets as we do not expect to sell these assets within the next 12 months.

Carrying Amounts and Fair Values of Other Financial Instruments Not Measured on a Recurring Basis
Our financial instruments at December 4, 2012 and June 5, 2012 consisted of cash and cash equivalents, accounts receivable and payable, long-term debt, and letters of credit. The fair values of cash and cash equivalents and accounts receivable and payable approximated carrying value because of the short-term nature of these instruments. The carrying amounts and fair values of our other financial instruments not measured on a recurring basis using fair value, however subject to fair value disclosures are as follows (in thousands):
	December 4, 2012		June 5, 2012
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Long-term debt and capital leases	$308,697	$303,769	$326,663	$312,225
Letters of credit	–	245	–	222

Our financial instruments at June 5, 2012 and May 31, 2011 consisted of cash and short-term investments, accounts receivable and payable, long-term debt, letters of credit, and, as previously discussed, for fiscal 2011, deferred compensation plan investments. The fair values of cash and short-term investments and accounts receivable and payable approximated carrying value because of the short-term nature of these instruments. The carrying amounts and fair values of our other financial instruments not measured on a recurring basis using fair value, however subject to fair value disclosures are as follows (in thousands):

	June 5, 2012		May 31, 2011
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Deferred Compensation Plan
investment in RTI common stock*			$1,556	$1,653
Long-term debt and capital leases	$326,663	$312,225	344,274	348,272
Letters of credit	-	222	-	178

*Fiscal 2012 amounts are not presented for the investment in RTI common stock in the Deferred Compensation Plan as this investment is now measured at fair value on a recurring basis and is reflected in the table above.

SUPPLEMENTAL CONDENSED CONSOLIDATING FINANCIAL STATEMENTS (Tables)	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
Supplemental Condensed Consolidating Financial Statements [Abstract]
Balance Sheet
CONDENSED CONSOLIDATING BALANCE SHEET
AS OF DECEMBER 4, 2012
(IN THOUSANDS)

	Parent	Guarantors	Eliminations	Consolidated

Assets
Current assets:
Cash and cash equivalents	$25,379	$215	$–	$25,594
Accounts receivable	2,975	3,797	–	6,772
Inventories	28,196	11,149	–	39,345
Income tax receivable	112,739	–	(110,917)	1,822
Deferred income taxes	20,760	9,314	–	30,074
Other current assets	12,455	4,538	–	16,993
Total current assets	202,504	29,013	(110,917)	120,600

Property and equipment, net	679,413	231,485	–	910,898
Goodwill	9,022	–	–	9,022
Investment in subsidiaries	206,244	–	(206,244)	–
Due from/(to) subsidiaries	74,813	252,080	(326,893)	–
Other assets	46,649	21,971	–	68,620
Total assets	$1,218,645	$534,549	$(644,054)	$1,109,140

	Parent	Guarantors	Eliminations	Consolidated

Liabilities & Shareholders' Equity
Current liabilities:
Accounts payable	$21,070	$7,571	$–	$28,641
Accrued and other current liabilities	51,586	33,220	–	84,806
Current maturities of long-term debt,
including capital leases	(339)	10,327	–	9,988
Income tax payable	–	110,917	(110,917)	–
Total current liabilities	72,317	162,035	(110,917)	123,435

Long-term debt and capital leases,
less current maturities	235,721	62,988	–	298,709
Deferred income taxes	7,334	12,524	–	19,858
Due to/(from) subsidiaries	252,080	74,813	(326,893)	–
Other deferred liabilities	105,272	15,945	–	121,217
Total liabilities	672,724	328,305	(437,810)	563,219

Shareholders' equity:
Common stock	$621	$–	$–	$621
Capital in excess of par value	72,281	–	–	72,281
Retained earnings	486,516	206,244	(206,244)	486,516
Accumulated other comprehensive loss	(13,497)	–	–	(13,497)
Total shareholders' equity	545,921	206,244	(206,244)	545,921

Total liabilities & shareholders' equity	$1,218,645	$534,549	$(644,054)	$1,109,140

CONDENSED CONSOLIDATING BALANCE SHEET
AS OF JUNE 5, 2012
(IN THOUSANDS)

	Parent	Guarantors	Eliminations	Consolidated

Assets
Current assets:
Cash and cash equivalents	$47,986	$198	$–	$48,184
Accounts receivable	2,234	2,466	–	4,700
Inventories	20,896	8,134	–	29,030
Income tax receivable	97,290	–	(96,453)	837
Deferred income taxes	19,030	8,104	–	27,134
Other current assets	15,216	3,167	–	18,383
Total current assets	202,652	22,069	(96,453)	128,268

Property and equipment, net	727,379	239,226	–	966,605
Goodwill	7,989	–	–	7,989
Investment in subsidiaries	204,386	–	(204,386)	–
Due from/(to) subsidiaries	78,799	245,257	(324,056)	–
Other assets	47,144	23,531	–	70,675
Total assets	$1,268,349	$530,083	$(624,895)	$1,173,537

	Parent	Guarantors	Eliminations	Consolidated

Liabilities & Shareholders' Equity
Current liabilities:
Accounts payable	$28,302	$6,646	$–	$34,948
Accrued and other current liabilities	55,301	29,521	–	84,822
Current maturities of long-term debt,
including capital leases	(344)	12,798	–	12,454
Income tax payable	–	96,453	(96,453)	–
Total current liabilities	83,259	145,418	(96,453)	132,224

Long-term debt and capital leases,
less current maturities	246,892	67,317	–	314,209
Deferred income taxes	20,910	16,657	–	37,567
Due to/(from) subsidiaries	245,257	78,799	(324,056)	–
Other deferred liabilities	95,807	17,506	–	113,313
Total liabilities	692,125	325,697	(420,509)	597,313

Shareholders' equity:
Common stock	$640	$–	$–	$640
Capital in excess of par value	90,856	–	–	90,856
Retained earnings	498,985	204,386	(204,386)	498,985
Accumulated other comprehensive loss	(14,257)	–	–	(14,257)
Total shareholders' equity	576,224	204,386	(204,386)	576,224

Total liabilities & shareholders' equity	$1,268,349	$530,083	$(624,895)	$1,173,537

CONDENSED CONSOLIDATING BALANCE SHEET
AS OF JUNE 5, 2012
(IN THOUSANDS)

	Parent	Guarantors	Eliminations	Consolidated

Assets
Current assets:
Cash and cash equivalents	$47,986	$198	$–	$48,184
Accounts receivable	2,234	2,466	–	4,700
Inventories	20,896	8,134	–	29,030
Income tax receivable	97,290	–	(96,453)	837
Deferred income taxes	19,030	8,104	–	27,134
Other current assets	15,216	3,167	–	18,383
Total current assets	202,652	22,069	(96,453)	128,268

Property and equipment, net	727,379	239,226	–	966,605
Goodwill	7,989	–	–	7,989
Investment in subsidiaries	204,386	–	(204,386)	–
Due from/(to) subsidiaries	78,799	245,257	(324,056)	–
Other assets	47,144	23,531	–	70,675
Total assets	$1,268,349	$530,083	$(624,895)	$1,173,537

	Parent	Guarantors	Eliminations	Consolidated

Liabilities & Shareholders' Equity
Current liabilities:
Accounts payable	$28,302	$6,646	$–	$34,948
Accrued and other current liabilities	55,301	29,521	–	84,822
Current maturities of long-term debt,
including capital leases	(344)	12,798	–	12,454
Income tax payable	–	96,453	(96,453)	–
Total current liabilities	83,259	145,418	(96,453)	132,224

Long-term debt and capital leases,
less current maturities	246,892	67,317	–	314,209
Deferred income taxes	20,910	16,657	–	37,567
Due to/(from) subsidiaries	245,257	78,799	(324,056)	–
Other deferred liabilities	95,807	17,506	–	113,313
Total liabilities	692,125	325,697	(420,509)	597,313

Shareholders' equity:
Common stock	$640	$–	$–	$640
Capital in excess of par value	90,856	–	–	90,856
Retained earnings	498,985	204,386	(204,386)	498,985
Accumulated other comprehensive loss	(14,257)	–	–	(14,257)
Total shareholders' equity	576,224	204,386	(204,386)	576,224

Total liabilities & shareholders' equity	$1,268,349	$530,083	$(624,895)	$1,173,537

CONDENSED CONSOLIDATING BALANCE SHEET
AS OF MAY 31, 2011
(IN THOUSANDS)

	Parent	Guarantors	Eliminations	Consolidated

Assets
Current assets:
Cash and cash equivalents	$9,490	$232	$–	$9,722
Accounts receivable	3,360	4,171	–	7,531
Inventories	24,619	9,851	–	34,470
Income tax receivable	72,608	–	(69,531)	3,077
Deferred income taxes	10,246	4,183	–	14,429
Other current assets	11,308	2,829	–	14,137
Total current assets	131,631	21,266	(69,531)	83,366

Property and equipment, net	779,718	251,433	–	1,031,151
Goodwill	1,440	14,131	–	15,571
Investment in subsidiaries	225,054	–	(225,054)	–
Due from/(to) subsidiaries	46,861	232,161	(279,022)	–
Other assets	41,924	15,014	–	56,938
Total assets	$1,226,628	$534,005	$(573,607)	$1,187,026

	Parent	Guarantors	Eliminations	Consolidated

Liabilities & Shareholders' Equity
Current liabilities:
Accounts payable	$24,693	$5,114	$–	$29,807
Accrued and other current liabilities	48,650	25,777	–	74,427
Current maturities of long-term debt,
including capital leases	–	15,090	–	15,090
Income tax payable	–	69,531	(69,531)	–
Total current liabilities	73,343	115,512	(69,531)	119,324

Long-term debt and capital leases,
less current maturities	221,630	107,554	–	329,184
Deferred income taxes	20,396	22,527	–	42,923
Due to/(from) subsidiaries	232,161	46,861	(279,022)	–
Other deferred liabilities	87,385	16,497	–	103,882
Total liabilities	634,915	308,951	(348,553)	595,313

Shareholders' equity:
Common stock	$651	$–	$–	$651
Capital in excess of par value	104,941	–	–	104,941
Retained earnings	499,173	225,054	(225,054)	499,173
Accumulated other comprehensive loss	(13,052)	–	–	(13,052)
Total shareholders' equity	591,713	225,054	(225,054)	591,713

Total liabilities & shareholders' equity	$1,226,628	$534,005	$(573,607)	$1,187,026

Operations
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS AND
COMPREHENSIVE LOSS
THIRTEEN WEEKS ENDED DECEMBER 4, 2012
(IN THOUSANDS)

	Parent	Guarantors	Eliminations	Consolidated

Revenue:
Restaurant sales and operating revenue	$220,193	$82,560	$–	$302,753
Franchise revenue	41	1,439	–	1,480
	220,234	83,999	–	304,233

Operating costs and expenses:
Cost of merchandise	61,388	22,909	–	84,297
Payroll and related costs	73,437	29,351	–	102,788
Other restaurant operating costs	48,027	18,969	–	66,996
Depreciation	11,201	3,919	–	15,120
Selling, general, and administrative	25,381	13,577	–	38,958
Intercompany selling, general and
administrative allocations	16,442	(16,442)	–	–
Closures and impairments	17,643	608	–	18,251
Equity in earnings of subsidiaries	(8,854)	–	8,854	–
Interest expense, net	5,757	1,424	–	7,181
Intercompany interest expense/(income)	3,435	(3,435)	–	–
Gain on extinguishment of debt	(571)	–	–	(571)
	253,286	70,880	8,854	333,020

(Loss)/income before income taxes	(33,052)	13,119	(8,854)	(28,787)
(Benefit)/provision for income taxes	(17,984)	4,265	–	(13,719)

Net (loss)/income	$(15,068)	$8,854	$(8,854)	$(15,068)

Other comprehensive income:
Pension liability reclassification, net of tax	380	–	–	380

Total comprehensive (loss)/income	$(14,688)	$8,854	$(8,854)	$(14,688)

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS AND
COMPREHENSIVE LOSS
TWENTY-SIX WEEKS ENDED DECEMBER 4, 2012
(IN THOUSANDS)

	Parent	Guarantors	Eliminations	Consolidated

Revenue:
Restaurant sales and operating revenue	$462,916	$171,102	$–	$634,018
Franchise revenue	133	3,003	–	3,136
	463,049	174,105	–	637,154

Operating costs and expenses:
Cost of merchandise	127,172	46,650	–	173,822
Payroll and related costs	151,536	60,486	–	212,022
Other restaurant operating costs	96,039	38,113	–	134,152
Depreciation	22,665	7,847	–	30,512
Selling, general, and administrative	54,808	27,579	–	82,387
Intercompany selling, general, and
administrative allocations	34,484	(34,484)	–	–
Closures and impairments	18,507	868	–	19,375
Equity in earnings of subsidiaries	(20,814)	–	20,814	–
Interest expense, net	11,057	2,914	–	13,971
Intercompany interest expense/(income)	6,822	(6,822)	–	–
Gain on extinguishment of debt	(571)	–	–	(571)
	501,705	143,151	20,814	665,670

(Loss)/income before income taxes	(38,656)	30,954	(20,814)	(28,516)
(Benefit)/provision for income taxes	(26,187)	10,140	–	(16,047)

Net (loss)/income	$(12,469)	$20,814	$(20,814)	$(12,469)

Other comprehensive income:
Pension liability reclassification, net of tax	761	–	–	761

Total comprehensive (loss)/income	$(11,708)	$20,814	$(20,814)	$(11,708)

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS AND
COMPREHENSIVE LOSS
THIRTEEN WEEKS ENDED NOVEMBER 29, 2011
(IN THOUSANDS)

	Parent	Guarantors	Eliminations	Consolidated

Revenue:
Restaurant sales and operating revenue	$221,244	$84,911	$–	$306,155
Franchise revenue	37	1,213	–	1,250
	221,281	86,124	–	307,405

Operating costs and expenses:
Cost of merchandise	66,090	25,472	–	91,562
Payroll and related costs	74,196	31,618	–	105,814
Other restaurant operating costs	45,850	18,951	–	64,801
Depreciation	12,175	4,239	–	16,414
Selling, general, and administrative	16,693	8,717	–	25,410
Intercompany selling, general, and
administrative allocations	16,598	(16,598)	–	–
Closures and impairments	659	(6)	–	653
Equity in earnings of subsidiaries	(9,161)	–	9,161	–
Interest expense, net	2,430	2,068	–	4,498
Intercompany interest expense/(income)	3,251	(3,251)
	228,781	71,210	9,161	309,152

(Loss)/income before income taxes	(7,500)	14,914	(9,161)	(1,747)
(Benefit)/provision for income taxes	(5,499)	5,753	–	254

Net (loss)/income	$(2,001)	$9,161	$(9,161)	$(2,001)

Other comprehensive income:
Pension liability reclassification, net of tax	308	–	–	308

Total comprehensive (loss)/income	$(1,693)	$9,161	$(9,161)	$(1,693)

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS AND
COMPREHENSIVE LOSS
TWENTY-SIX WEEKS ENDED NOVEMBER 29, 2011
(IN THOUSANDS)

	Parent	Guarantors	Eliminations	Consolidated

Revenue:
Restaurant sales and operating revenue	$458,688	$176,321	$–	$635,009
Franchise revenue	112	2,629	–	2,741
	458,800	178,950	–	637,750

Operating costs and expenses:
Cost of merchandise	136,534	52,603	–	189,137
Payroll and related costs	151,972	64,703	–	216,675
Other restaurant operating costs	94,176	39,362	–	133,538
Depreciation	24,278	8,422	–	32,700
Selling, general, and administrative	35,529	18,268	–	53,797
Intercompany selling, general, and
administrative allocations	34,389	(34,389)	–	–
Closures and impairments	1,091	7	–	1,098
Equity in earnings of subsidiaries	(20,401)	–	20,401	–
Interest expense, net	4,684	4,211	–	8,895
Intercompany interest expense/(income)	6,494	(6,494)	–	–
	468,746	146,693	20,401	635,840

(Loss)/income before income taxes	(9,946)	32,257	(20,401)	1,910
(Benefit)/provision for income taxes	(11,038)	11,856	–	818

Net income/(loss)	$1,092	$20,401	$(20,401)	$1,092

Other comprehensive income:
Pension liability reclassification, net of tax	616	–	–	616

Total comprehensive income	$1,708	$20,401	$(20,401)	$1,708

Cash Flow
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
TWENTY-SIX WEEKS ENDED DECEMBER 4, 2012
(IN THOUSANDS)

	Parent	Guarantors	Eliminations	Consolidated

Net cash provided by operating activities	$(15,104)	$27,846	$(12,133)	$609

Investing activities:
Purchases of property and equipment	(14,936)	(3,569)	–	(18,505)
Proceeds from sale-leaseback transactions, net	30,408	–	–	30,408
Proceeds from disposal of assets	885	1,200	–	2,085
Other, net	126	–	–	126
Net cash provided/(used) by investing activities	16,483	(2,369)	–	14,114

Financing activities:
Principal payments on long-term debt	(10,981)	(6,504)	–	(17,485)
Stock repurchases	(20,012)	–	–	(20,012)
Proceeds from exercise of stock options	173	–	–	173
Excess tax benefits from share-based
compensation	11	–	–	11
Intercompany transactions	6,823	(18,956)	12,133	–
Net cash used by financing activities	(23,986)	(25,460)	12,133	(37,313)

(Decrease)/increase in cash and cash equivalents	(22,607)	17	–	(22,590)
Cash and cash equivalents:
Beginning of year	47,986	198	–	48,184
End of year	$25,379	$215	$–	$25,594

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
TWENTY-SIX WEEKS ENDED NOVEMBER 29, 2011
(IN THOUSANDS)

	Parent	Guarantors	Eliminations	Consolidated

Net cash provided by operating activities	$17,789	$40,250	$(21,054)	$36,985

Investing activities:
Purchases of property and equipment	(14,404)	(6,260)	–	(20,664)
Proceeds from disposal of assets	1,367	160	–	1,527
Insurance proceeds from property claims	1,548	–	–	1,548
Other, net	(293)	–	–	(293)
Net cash used by investing activities	(11,782)	(6,100)	–	(17,882)

Financing activities:
Net payments on revolving credit facility	5,000	–	–	5,000
Principal payments on long-term debt	(13)	(6,632)	–	(6,645)
Stock repurchases	(18,441)	–	–	(18,441)
Proceeds from exercise of stock options	123	–	–	123
Excess tax benefits from share-based
compensation	24	–	–	24
Intercompany transactions	6,495	(27,549)	21,054	–
Net cash used by financing activities	(6,812)	(34,181)	21,054	(19,939)

Decrease in cash and cash equivalents	(805)	(31)	–	(836)
Cash and cash equivalents:
Beginning of year	9,490	232	–	9,722
End of year	$8,685	$201	$–	$8,886

Summary of Significant Accounting Policies 10-K (Tables)	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
Summary of Significant Accounting Policies [Abstract]
Weighted-average common and dilutive potential common shares outstanding
Basic (loss)/earnings per share is computed by dividing net (loss)/income by the weighted average number of common shares outstanding during each period presented. Diluted (loss)/earnings per share gives effect to stock options and restricted stock outstanding during the applicable periods. The following table reflects the calculation of weighted-average common and dilutive potential common shares outstanding as presented in the accompanying Consolidated Statements of Operations (in thousands):

	2012	2011	2010
Net (loss)/income	$(188)	$46,878	$45,344

Weighted-average common shares outstanding	62,916	64,029	61,533
Dilutive effect of stock options and restricted stock	-	919	337
Weighted average common and dilutive potential
common shares outstanding	62,916	64,948	61,870
Basic (loss)/earnings per share	$(0.00)	$0.73	$0.74
Diluted (loss)/earnings per share	$(0.00)	$0.72	$0.73

Anti-dilutive stock options and restricted shares
Stock options with an exercise price greater than the average market price of our common stock and certain options with unrecognized compensation expense do not impact the computation of diluted (loss)/earnings per share because the effect would be anti-dilutive. The following table summarizes stock options and restricted shares that did not impact the computation of diluted (loss)/earnings per share because their inclusion would have had an anti-dilutive effect (in thousands):

	Thirteen weeks ended				Twenty-six weeks ended
	December 4, 2012		November 29, 2011		December 4, 2012		November 29, 2011
Stock options	3,371	*	3,404	*	3,002	*	2,074
Restricted shares	1,647	*	1,143	*	1,376	*	899
Total	5,018		4,547		4,378		2,973

Stock options with an exercise price greater than the average market price of our common stock and certain options with unrecognized compensation expense do not impact the computation of diluted (loss)/earnings per share because the effect would be anti-dilutive. The following table summarizes stock options and restricted shares that did not impact the computation of diluted (loss)/earnings per share because their inclusion would have had an anti-dilutive effect (in thousands):

	2012	2011	2010
Stock options	2,716*	2,517	4,450
Restricted shares	1,219*	421	884
Total	3,935	2,938	5,334

Changes in carrying amount of goodwill
The changes in the carrying amount of goodwill are as follows (in thousands):

Balance at June 1, 2010	$-
Acquisitions	15,571
Balance at May 31, 2011	15,571
Adjustments to fiscal year 2011
purchase price allocations	1,348
Acquisitions	7,989
Impairment	(16,919)
Balance at June 5, 2012	$7,989

Other intangible assets
Other intangible assets which are included in Other assets, net in the Consolidated Balance Sheets consist of the following (in thousands):

	2012		2011
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization

Reacquired franchise rights	$14,825	$4,961	$14,900	$2,956
Trademarks	11,961	847	836	672
Acquired franchise agreements	2,460	39	-	-
Favorable lease valuations *	2,205	168	2,023	63
Other	150	4	-	-
	$31,601	$6,019	$17,759	$3,691

Immaterial Reclassifications and corrections to Consolidated Statements of Operations [Table Text Block]
As presented -
Year ended
June 5, 2012

Reclassifications and Corrections
As adjusted -
Year ended
June 5, 2012
Restaurant sales and operating revenue
$ 1,320,098
$ (58)
$ 1,320,040
Payroll and related costs
455,087
(7,692)
447,395
Other restaurant operating costs
270,132
(3,485)
266,647
Selling, general and administrative, net
114,534
7,427
121,961
Interest expense, net
19,620
3,692
23,312
Loss before income taxes
(14,938)
0
(14,938)

	As presented - Year ended May 31, 2011	Reclassifications and Corrections	As adjusted - Year ended May 31, 2011
Payroll and related costs	$ 422,230	$ (7,030)	$415,200
Other restaurant operating costs	256,632	(1,268)	255,364
Selling, general and administrative, net	85,971	7,143	93,114
Interest expense, net	12,353	1,155	13,508
Income before income taxes	52,622	0	52,622

Income before income taxes
	As presented - Year ended June 1, 2010	Reclassifications and Corrections	As adjusted - Year ended June 1, 2010
Payroll and related costs	$ 396,877	$ (7,766)	$389,111
Other restaurant operating costs	240,947	(545)	240,402
Selling, general and administrative, net	70,526	7,592	78,118
Interest expense, net	16,355	719	17,074
57,758
0
57,758

Franchise Programs 10-K (Tables)	6 Months Ended
Dec. 04, 2012
FRANCHISE PROGRAMS [Abstract]
Restaurants opened by traditional franchisees pursuant to development agreements
We enter into development agreements with our franchisees that require them to open varying numbers of Ruby Tuesday or Lime Fresh restaurants. As of June 5, 2012, 10 of our 29 Ruby Tuesday concept traditional franchisees had agreements to develop new franchised Ruby Tuesday restaurants. One of our three Lime Fresh concept franchisees had an agreement to develop new Lime Fresh restaurants as of June 5, 2012. During fiscal 2012, 2011, and 2010, our Ruby Tuesday franchisees opened six, eight, and six, respectively, pursuant to development agreements, as follows:

	Ruby Tuesday				Lime Fresh
Fiscal Year	Franchise Partnerships	Other Domestic	International	Total
2012	-	2	4	6	4*
2011	1	4	3**	8
2010	-	2	4	6

Business and License Acquisitions 10-K (Tables)	12 Months Ended
Jun. 05, 2012
Business and License Acquisitions [Abstract]
Allocation of purchase prices of acquisitions
The purchase prices of acquisitions during fiscal 2011 have been allocated based on fair value estimates as follows (in thousands):

		Fiscal 2012
	As Previously Reported	Adjustments	As Adjusted
Property and equipment	$137,075	$-	$137,075
Goodwill	15,571	1,348	16,919
Reacquired franchise rights	10,242	-	10,242
Other intangible assets, net of liabilities of $1,288	735	-	735
Deferred income taxes	380	(928)	(548)
Long-term debt and capital leases	(147,005)	-	(147,005)
Other net liabilities	(4,536)	-	(4,536)
Notes receivable	(1,529)	-	(1,529)
Net impact on Consolidated Balance Sheet	10,933	420	11,353

Gain on settlement of preexisting contracts, net	(4,906)	-	(4,906)
Gain on acquisitions	(1,770)	(420)	(2,190)
Net impact on Consolidated Statements of Operations	(6,676)	(420)	(7,096)
Aggregate cash purchase prices	$4,257	$-	$4,257

Operating results for acquired franchise partnerships
The table below shows operating results from the dates of acquisition (which occurred between August 4, 2010 and May 4, 2011) for the years ended June 5, 2012 and May 31, 2011 for the 109 restaurants that were acquired from franchisees in fiscal 2011 (in thousands):

	(Unaudited)
	June 5, 2012	May 31, 2011

Total revenue	$173,949	$76,068

Cost of merchandise	49,913	22,349
Payroll and related costs	61,807	25,535
Other restaurant operating costs	36,941	16,499
Depreciation	8,409	3,432
Selling, general, and administrative, net	12,557	4,431
	169,627	72,246
Income before income taxes	$4,322	$3,822

Supplemental pro forma information
The following table presents supplemental pro forma information as if the acquisition of 106 restaurants from franchise partnerships had occurred on June 2, 2010 for the year ended May 31, 2011, and June 3, 2009 for the year ended June 1, 2010 (in thousands except per-share data):

	(Unaudited)
	May 31, 2011	June 1, 2010

Total revenue	$1,375,469	$1,379,853
Net income	$45,928	$45,352
Basic earnings per share	$0.72	$0.74
Diluted earnings per share	$0.71	$0.73

Accounts and Notes Receivable 10-K (Tables)	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
Accounts and Notes Receivable [Abstract]
Accounts and notes receivable - current
Accounts receivable – current consist of the following (in thousands):

	December 4, 2012	June 5, 2012

Rebates receivable	$832	$923
Amounts due from franchisees	770	770
Other receivables	5,170	3,007
	$6,772	$4,700

Accounts and notes receivable - current consist of the following (in thousands):

	2012	2011

Rebates receivable	$923	$1,055
Amounts due from franchisees	770	2,506
Other receivables	3,007	3,970
	$4,700	$7,531

Property, Equipment, Assets Held for Sale, Operating Leases, and Sale-Leaseback Transactions 10-K (Tables)	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
PROPERTY, EQUIPMENT, ASSETS HELD FOR SALE, OPERATING LEASES, AND SALE-LEASEBACK TRANSACTIONS [Abstract]
Schedule of property, plant and equipment, net
Property and equipment, net, is comprised of the following (in thousands):

	December 4, 2012	June 5, 2012
Land	$235,522	$244,498
Buildings	468,474	494,537
Improvements	408,436	421,143
Restaurant equipment	255,228	276,576
Other equipment	90,916	95,400
Construction in progress and other*	28,906	26,473
	1,487,482	1,558,627
Less accumulated depreciation	576,584	592,022
	$910,898	$966,605

* Included in Construction in progress and other as of December 4, 2012 and June 5, 2012 are $19.1 million and $21.8 million, respectively, of assets held for sale that are not classified as such in the Condensed Consolidated Balance Sheets as we do not expect to sell these assets within the next 12 months. These assets primarily consist of parcels of land upon which we have no intention to build restaurants.

Property and equipment, net, is comprised of the following (in thousands):

	2012	2011
Land	$244,498	$256,761
Buildings	494,537	512,177
Improvements	421,143	427,169
Restaurant equipment	276,576	279,319
Other equipment	95,400	93,944
Construction in progress and other*	26,473	28,077
	1,558,627	1,597,447
Less accumulated depreciation	592,022	566,296
	$966,605	$1,031,151

Schedule by year of future minimum lease and sub-lease payments required under operating leases and noncancelable sub-lease agreements
The following is a schedule by year of future minimum lease payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of June 5, 2012 (in thousands):

2013	$45,873
2014	42,255
2015	38,239
2016	33,822
2017	30,328
Subsequent years	170,096
Total minimum lease payments	$360,613

The following schedule shows the future minimum sub-lease payments contractually due from franchisees and others for the next five years and thereafter under noncancelable sub-lease agreements (in thousands):

	Franchisees	Others	Total
2013	$357	$143	$500
2014	201	125	326
2015	117	125	242
2016	93	73	166
2017	93	-	93
Subsequent years	172	-	172
Total minimum sub-lease payments	$1,033	$466	$1,499

Minimum and contingent rent expense and sublease rental income under operating leases
The following table summarizes our minimum and contingent rent expense and our sublease rental income under our operating leases (in thousands):

	2012	2011	2010
Minimum rent	$48,420	$43,841	$43,474
Contingent rent	822	741	424
	49,242	44,582	43,898
Sublease rental income	(416)	(1,217)	(3,218)
	$48,826	$43,365	$40,680

Long-Term Debt and Capital Leases 10-K (Tables)	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
LONG-TERM DEBT AND CAPITAL LEASES [Abstract]
Long-term debt and capital lease obligations
Long-term debt and capital lease obligations consist of the following (in thousands):

	December 4, 2012	June 5, 2012
Senior unsecured notes	$238,500	$250,000
Unamortized discount	(3,296)	(3,646)
Senior unsecured notes less unamortized discount	235,204	246,354
Mortgage loan obligations	73,305	80,076
Capital lease obligations	188	233
	308,697	326,663
Less current maturities	9,988	12,454
	$298,709	$314,209

Long-term debt and capital lease obligations consist of the following (in thousands):

	2012	2011
Senior unsecured notes	$250,000
Unamortized discount	(3,646)
Senior unsecured notes less unamortized discount	246,354
Revolving credit facility	-	$177,000
Series B senior notes:
due April 2013	-	44,442
Mortgage loan obligations	80,076	122,546
Capital lease obligations	233	286
	326,663	344,274
Less current maturities	12,454	15,090
	$314,209	$329,184

Estimated annual maturities of long-term debt and capital lease obligations
Estimated annual maturities of long-term debt and capital lease obligations at June 5, 2012 are as follows (in thousands):

2013	$12,454
2014	8,743
2015	8,084
2016	10,894
2017	15,714
Subsequent years	270,774
$326,663

Closures and Impairments Expense, Including Goodwill (Tables)	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
Closures and Impairments Expense Including Goodwill [Abstract]
Closures and impairments expenses
Closures and impairment expenses include the following for the 13 and 26 weeks ended December 4, 2012 and November 29, 2011 (in thousands):

	Thirteen weeks ended		Twenty-six weeks ended
	December 4, 2012	November 29, 2011	December 4, 2012	November 29, 2011
Property impairments	$18,514	$630	$18,962	$836
Closed restaurant lease reserves	(99)	(153)	379	(74)
Other closing costs	343	226	632	416
Gain on sale of surplus properties	(507)	(50)	(598)	(80)
	$18,251	$653	$19,375	$1,098

Closures and impairment expenses include the following (in thousands):

	2012	2011	2010
Property impairments	$13,633	$6,098	$3,181
Closed restaurant lease reserves	3,841	(333)	756
Other closing expense	1,869	437	859
Loss/(gain) on sale of surplus properties	(678)	47	(1,020)
	$18,665	$6,249	$3,776

Future lease obligations associated with closed properties
A rollforward of our future lease obligations associated with closed properties is as follows (in thousands):

Lease Obligations
Balance at June 5, 2012	$6,813
Closing expense including rent and other lease charges	379
Payments	(1,581)
Transfer of deferred escalating minimum rent balance	348
Other adjustments	(19)
Balance at December 4, 2012	$5,940

A rollforward of our future lease obligations associated with closed properties is as follows (in thousands):

	2012	2011
Beginning of year	$2,660	$4,969
Closing expense including rent and other lease charges	3,841	(333)
Transfer of deferred escalating minimum rent balance	2,055	-
Lease obligations assumed with franchise acquisitions	-	396
Payments	(1,605)	(2,372)
Other adjustments	(138)	-
End of year	$6,813	$2,660

Employee Post-Employment Benefits 10-K (Tables)	12 Months Ended
Jun. 05, 2012
Employee Post-Employment Benefits [Abstract]
Allocation of Retirement Plan's assets held in trust
The Retirement Plan's assets are held in trust and were allocated as follows on June 5, 2012 and May 31, 2011, the measurement dates:
	Target Allocation	2012 Allocation	2011 Allocation
Equity securities	60-80%	67%	71%
Fixed income securities	20-40%	31%	28%
Cash and cash equivalents	0%	2%	1%

Total	100%	100%	100%

Fair values of assets held by Retirement Plan by asset category
The fair values of assets held by the Retirement Plan by asset category are as follows (in thousands):

	Fair Value Measurements
	Total Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Cash and cash equivalents	$136	$-	$136	$-
Equity securities
U.S.-based companies	3,525	3,525	-	-
International-based companies	346	346	-	-
Fixed income securities	1,751	1,751
Total	$5,758	$5,622	$136	$-

Components of net periodic benefit cost
The following tables detail the components of net periodic benefit cost and the amounts recognized in our Consolidated Financial Statements for the Retirement Plan, Management Retirement Plan, and the Executive Supplemental Pension Plan (collectively, the "Pension Plans") and the Postretirement Medical and Life Benefits plans (in thousands):

	Pension Benefits
	2012	2011	2010

Service cost	$545	$517	$450
Interest cost	2,346	2,290	2,490
Expected return on plan assets	(514)	(392)	(422)
Amortization of prior service cost (a)	262	327	327
Recognized actuarial loss	1,738	1,593	1,385
Net periodic benefit cost	$4,377	$4,335	$4,230

	Postretirement Medical and Life Benefits
	2012	2011	2010

Service cost	$10	$9	$10
Interest cost	71	75	85
Amortization of prior service cost (a)	(55)	(60)	(64)
Recognized actuarial loss	136	112	102
Net periodic benefit cost	$162	$136	$133
(a) Prior service costs are amortized on a straight-line basis over the average remaining service period of employees expected to receive benefits.

Changes in amounts recognized in accumulated other comprehensive income/(loss)
The following table details changes in the amounts recognized in accumulated other comprehensive (loss)/income in our 2012 and 2011 Consolidated Financial Statements for the Pension Plans and the Postretirement Medical and Life Benefits plans (in thousands):

	Pension Benefits		Postretirement Medical and Life Benefits
	2012	2011	2012	2011
Prior service cost	$0	$0	$0	$0
Net actuarial loss	3,767	1,502	313	264
Amortization of prior service cost	(262)	(327)	55	60
Amortization of actuarial gain	(1,738)	(1,593)	(136)	(112)
Total recognized in accumulated
other comprehensive income	$1,767	$(418)	$232	$212

Total recognized in net periodic
benefit cost and accumulated
other comprehensive income	$6,144	$3,917	$394	$348

Change in benefit obligation and plan assets and reconciliation of funded status
The change in benefit obligation and plan assets and reconciliation of funded status is as follows (in thousands):

	Pension Benefits		Postretirement Medical and Life Benefits
	2012	2011	2012	2011
Change in benefit obligation:
Beginning projected benefit obligation	$45,636	$42,602	$1,406	$1,423
Service cost	545	517	10	9
Interest cost	2,346	2,290	71	75
Plan participant contributions			102
Actuarial loss	2,783	2,577	313	264
Benefits paid	(2,718)	(2,350)	(288)	(365)
Benefit obligation at end of year	$48,592	$45,636	$1,614	$1,406

Change in plan assets:
Beginning fair value of plan assets	$6,677	$5,929	$0	$0
Actual return on plan assets	(470)	1,467
Employer contributions	2,269	1,438	186	365
Plan participant contributions			102
Benefits paid	(2,718)	(2,350)	(288)	(365)
Other		193
Fair value of plan assets at
end of year	$5,758	$6,677	$0	$0
Funded status at end of year	$(42,834)*	$(38,959)*	$(1,614)	$(1,406)

Amounts recognized in the Consolidated Balance Sheets:

Accrued liabilities - payroll and related
costs	$(10,481)	$(9,844)	$(136)	$(123)
Other deferred liabilities	(32,353)	(29,115)	(1,478)	(1,283)
Net amount recognized at year-end	$(42,834)	$(38,959)	$(1,614)	$(1,406)

Amounts recognized in accumulated other comprehensive (loss)/income:

Prior service (cost) credit	$(108)	$(370)	$102	$157
Net actuarial loss	(22,070)	(20,042)	(1,564)	(1,387)
Total amount recognized	$(22,178)	$(20,412)	$(1,462)	$(1,230)

Pension plans with benefit obligations in excess of plan assets
Additional measurement date information for the pension plans which have benefit obligations in excess of plan assets (in thousands):

	Pension Benefits		Postretirement Medical and Life Benefits
	June 5, 2012	May 31, 2011	June 5, 2012	May 31, 2011
Projected benefit obligation	$48,592	$45,636	$1,614	$1,406
Accumulated benefit
obligation	47,435	44,064	1,614	1,406
Fair value of plan assets	5,758	6,677	0	0

Weighted-average assumptions used to determine the net periodic benefit cost and benefit obligations
The weighted-average assumptions used to determine the net periodic benefit cost for fiscal years are set forth below:

	Pension Benefits
	2012	2011	2010
Discount rate	5.3%	5.5%	6.5%
Expected return on plan assets	8.0%	7.0%	8.0%
Rate of compensation increase	2.0%	2.0%	3.1%

	Postretirement Medical and Life Benefits
	2012	2011	2010
Discount rate	5.3%	5.5%	6.5%
Rate of compensation increase	2.0%	2.0%	3.0%
The weighted average assumptions used to determine benefit obligations at the measurement dates are set forth below:

	Pension Benefits
	2012	2011
Discount rate	4.5%	5.3%
Rate of compensation increase	2.0%	2.0%
	Postretirement Medical and Life Benefits
	2012	2011
Discount rate	3.9%	5.3%
Rate of compensation increase	2.0%	2.0%

Benefits expected to be paid in each of the next five years and in the aggregate for five years thereafter
The benefits expected to be paid in each of the next five years and in the aggregate for the five years thereafter are set forth below (in thousands):

	Pension Benefits		Postretirement Medical and Life Benefits
2013	$11,333	(1)	$135
2014	3,114		134
2015	2,351		130
2016	4,733		138
2017	4,074		135
2018-2022	14,712		664

Income Taxes 10-K (Tables)	12 Months Ended
Jun. 05, 2012
INCOME TAXES [Abstract]
Components of income tax expense/(benefit)
Income tax (benefit)/expense includes the following components (in thousands):

	2012	2011	2010
Current:
Federal	$2,199	$5,378	$(6,387)
State	3,103	1,720	(822)
Foreign	155	132	107
	5,457	7,230	(7,102)
Deferred:
Federal	(18,634)	(2,218)	16,900
State	(1,573)	732	2,616
	(20,207)	(1,486)	19,516
	$(14,750)	$5,744	$12,414

Deferred tax assets and liabilities
Deferred tax assets and liabilities are comprised of the following (in thousands):

	2012	2011
Deferred tax assets:
Employee benefits	$27,510	$26,857
General business credits carryforward	21,675	10,957
Escalating minimum rents	18,438	18,151
State net operating losses	7,672	6,822
Goodwill	7,012	1,664
Insurance reserves	6,500	5,886
Closed restaurant lease reserves	2,704	794
Gift certificate income	1,915	1,684
Deferred gain on sale-leaseback transactions	1,685	-
Other	7,180	7,361
Gross deferred tax assets	102,291	80,176
Deferred tax asset valuation allowances	(2,392)	(1,501)
Net deferred tax assets	$99,899	$78,675

Deferred tax liabilities:
Depreciation	(99,901)	(94,005)
Smallwares	(2,882)	(2,698)
Prepaid deductions	(2,472)	(2,323)
Partnership investments	(380)	(3,328)
Other	(4,697)	(4,815)
Total deferred tax liabilities	(110,332)	(107,169)
Net deferred tax liability	$(10,433)	$(28,494)

Reported in Consolidated Balance Sheets as:
Deferred income taxes - current asset	$27,134	$14,429
Deferred income taxes - noncurrent liability	(37,567)	(42,923)
	$(10,433)	$(28,494)

Reconciliation from statutory federal income tax expense to reported income tax expense/(benefit)
A reconciliation from the statutory federal income tax (benefit)/expense to the reported income tax (benefit)/expense is as follows (in thousands):

	2012	2011	2010

Statutory federal income taxes	$(5,228)	$18,418	$20,215
State income taxes, net of federal income tax benefit	(1,956)	228	955
FICA tip credit	(8,285)	(8,264)	(7,735)
Work opportunity tax credit	(2,189)	(2,624)	(1,352)
Other federal tax credits	(384)	(197)	(179)
Goodwill impairment	1,750	-	-
Other, net	1,542	(1,817)	510
	$(14,750)	$5,744	$12,414

Reconciliation of beginning and ending amount of unrecognized tax benefits
We had a liability for unrecognized tax benefits of $6.4 million at June 5, 2012, $4.2 million of which, if recognized, would impact our effective tax rate. A reconciliation of the beginning and ending amount of unrecognized tax benefits for fiscal 2012 and 2011 follows (in thousands):

	2012	2011
Beginning of year	$5,171	$3,415
Additions for tax positions related to the current year	901	624
Additions for tax positions of prior years	2,079	1,668
Reductions for tax positions of prior years	(764)	(60)
Reductions for settlements with taxing authorities	(110)	-
Reductions due to statute settlements	(853)	(476)
End of year	$6,424	$5,171

Capital Stock and Share-Based Employee Compensation 10-K (Tables)	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
Capital Stock and Share-Based Employee Compensation [Abstract]
Summary of stock option activity
The following tables summarize the activity in options for the 26 weeks ended December 4, 2012 under these stock option plans (in thousands, except per-share data):

		Weighted-
		Average
Service-based vesting:	Options	Exercise Price
Balance at June 5, 2012	2,716	$8.79
Granted	503	7.81
Exercised	(28)	6.24
Forfeited	(70)	8.99
Balance at December 4, 2012	3,121	$8.65

Exercisable at December 4, 2012	2,497	$8.79

		Weighted-
		Average
Performance-based vesting:	Options	Exercise Price
Balance at June 5, 2012	–	$–
Granted	250	7.81
Balance at December 4, 2012	250	$7.81

Exercisable at December 4, 2012	–	$–

The following table summarizes the activity in options under these stock option plans (Options and Aggregate Intrinsic Value are in thousands):

	Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (years)	Aggregate Intrinsic Value
Balance at June 2, 2009	4,802	$23.06
Granted	622	6.58
Exercised	-	-
Forfeited	(1,378)	25.46

Balance at June 1, 2010	4,046	$19.70
Granted	927	9.39
Exercised	(249)	7.64
Forfeited	(1,485)	29.70

Balance at May 31, 2011	3,239	$13.10
Granted	253	7.87
Exercised	(61)	5.82
Forfeited	(715)	28.24
Balance at June 5, 2012	2,716	$8.79	3.48	$ 197

Exercisable	2.283	$8.79	3.09	$ 197

Weighted average assumptions used in estimating fair value of option grant
The weighted average fair value at date of grant for options granted during fiscal 2012, 2011, and 2010 was $4.60, $5.42, and $3.69 per share, respectively. With the exception of options awarded to our CEO, the grant date fair value of stock options is amortized over the respective vesting period of the grants. Our CEO was the only person to receive an award of stock options during fiscal 2012. The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions:

	2012	2011	2010

Risk-free interest rate	0.80%	1.52%	2.20%
Expected dividend yield	0%	0%	0%
Expected stock price volatility	0.7563	0.7336	0.6945
Expected life (in years)	4.50	4.50	4.50

Summary of restricted stock activity
The following tables summarize our restricted stock activity for the 26 weeks ended December 4, 2012 (in thousands, except per-share data):

		Weighted-Average
	Restricted	Grant-Date
Service-based vesting:	Stock	Fair Value
Non-vested at June 5, 2012	797	$8.37
Granted	773	7.42
Vested	(291)	7.50
Forfeited	–	–
Non-vested at December 4, 2012	1,279	$7.99

		Weighted-Average
	Restricted	Grant-Date
Performance-based vesting:	Stock	Fair Value
Non-vested at June 5, 2012	423	$7.75
Granted	344	6.99
Vested	(85)	7.29
Forfeited	(314)	7.87
Non-vested at December 4, 2012	368	$7.04

The following table summarizes the status of our restricted stock activity (in thousands, except per-share data):

		2012		2011	2010
	Shares	Weighted Average Fair Value	Shares	Weighted Average Fair Value	Shares	Weighted Average Fair Value
Performance-Based Vesting:
Non-vested at beginning of year	299	$7.24	721	$7.13	1,195	$7.64
Granted	384	7.87	-	-	348	6.58
Vested	(260)	7.33	(421)	7.05	(186)	7.64
Forfeited	-	-	(1)	7.82	(636)	7.64
Non-vested at end of year	423	$7.75	299	$7.24	721	$7.13

Service-Based Vesting:
Non-vested at beginning of year	551	$8.22	427	$7.42	208	$8.97
Granted	495	8.30	235	10.21	299	7.01
Vested	(248)	7.89	(111)	9.39	(78)	9.99
Forfeited	(1)	9.39	-	-	(2)	7.63
Non-vested at end of year	797	$8.37	551	$8.22	427	$7.42

Fair Value Measurements 10-K (Tables)	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
FAIR VALUE MEASUREMENTS [Abstract]
Fair Values of Financial Assets and Liabilities Measured on a Recurring Basis
The following table presents the fair values of our financial assets and liabilities measured at fair value on a recurring basis and the level within the fair value hierarchy in which the measurements fall (in thousands):

	Level	December 4, 2012	June 5, 2012
Deferred compensation plan: other investments – Assets	1	$8,240	$7,974
Deferred compensation plan: other investments – Liabilities	1	(8,240)	(7,974)
Deferred compensation plan: RTI common stock – Equity	1	1,063	1,008
Deferred compensation plan: RTI common stock – Equity	1	(1,063)	(1,008)
Total		$–	$–

The following table presents the fair values of our financial assets and liabilities measured at fair value on a recurring basis and the level within the fair value hierarchy in which the measurements fall (in thousands):

	Level	June 5, 2012	May 31, 2011
Deferred compensation plan: other investments - Assets	1	$7,974	$8,792
Deferred compensation plan: other investments - Liabilities	1	(7,974)	(8,792)
Deferred compensation plan: RTI common stock - Equity	1	1,008	-
Deferred compensation plan: RTI common stock - Equity	1	(1,008)	-
Total		$-	$-

Fair Values of Financial Assets and Liabilities Measured on a Non-Recurring basis
The following table presents the fair values for those assets and liabilities measured on a non-recurring basis and remaining on our Condensed Consolidated Balance Sheets as of December 4, 2012 and June 5, 2012 (in thousands):

	Fair Value Measurements
	Level	December 4, 2012	June 5, 2012
Long-lived assets held for sale *	2	$23,303	$26,495
Long-lived assets held for use	2	8,204	385
Total		$31,507	$26,880

* Included in the carrying value of long-lived assets held for sale as of December 4, 2012 and June 5, 2012 are $19.1 million and $21.8 million, respectively, of assets included in Construction in progress in the Condensed Consolidated Balance Sheets as we do not expect to sell these assets within the next 12 months.

The following table presents the losses recognized during the 13 and 26 weeks ended December 4, 2012 and November 29, 2011 resulting from fair value measurements of assets and liabilities measured on a non-recurring basis. These losses are included in Closures and impairments in our Condensed Consolidated Statements of Operations and Comprehensive (Loss)/Income (in thousands):

	Thirteen weeks ended		Twenty-six weeks ended
	December 4, 2012	November 29, 2011	December 4, 2012	November 29, 2011
Long-lived assets held for sale	$354	$–	$511	$206
Long-lived assets held for use	18,160	630	18,451	630
	$18,514	$630	$18,962	$836

The following table presents the fair values for those assets and liabilities measured on a non-recurring basis and remaining on our Consolidated Balance Sheets as of June 5, 2012 and May 31, 2011 and the losses recognized from all such measurements during fiscal 2012 and 2011 (in thousands):

	Fair Value Measurements
	June 5, 2012	Level 1	Level 2	Level 3	Losses
Long-lived assets held for sale *	$26,495	$-	$26,495	$-	$891
Long-lived assets held for use	385	-	385	-	12,742
Total	$26,880	$-	$26,880	$-	$13,633

	Fair Value Measurements
	May 31, 2011	Level 1	Level 2	Level 3	Losses
Long-lived assets held for sale *	$24,686	$-	$24,686	$-	$1,600
Long-lived assets held for use	747	-	747	-	4,498
Total	$25,433	$-	$25,433	$-	$6,098

* Included in the carrying value of long-lived assets held for sale as of June 5, 2012 and May 31, 2011 are $21.8 million and $23.3 million, respectively, of assets included in Construction in progress and other in the Consolidated Balance Sheets as we do not expect to sell these assets within the next 12 months.

Carrying Amounts and Fair Values of Other Financial Instruments Not Measured on a Recurring Basis
Our financial instruments at December 4, 2012 and June 5, 2012 consisted of cash and cash equivalents, accounts receivable and payable, long-term debt, and letters of credit. The fair values of cash and cash equivalents and accounts receivable and payable approximated carrying value because of the short-term nature of these instruments. The carrying amounts and fair values of our other financial instruments not measured on a recurring basis using fair value, however subject to fair value disclosures are as follows (in thousands):
	December 4, 2012		June 5, 2012
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Long-term debt and capital leases	$308,697	$303,769	$326,663	$312,225
Letters of credit	–	245	–	222

Our financial instruments at June 5, 2012 and May 31, 2011 consisted of cash and short-term investments, accounts receivable and payable, long-term debt, letters of credit, and, as previously discussed, for fiscal 2011, deferred compensation plan investments. The fair values of cash and short-term investments and accounts receivable and payable approximated carrying value because of the short-term nature of these instruments. The carrying amounts and fair values of our other financial instruments not measured on a recurring basis using fair value, however subject to fair value disclosures are as follows (in thousands):

	June 5, 2012		May 31, 2011
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Deferred Compensation Plan
investment in RTI common stock*			$1,556	$1,653
Long-term debt and capital leases	$326,663	$312,225	344,274	348,272
Letters of credit	-	222	-	178

*Fiscal 2012 amounts are not presented for the investment in RTI common stock in the Deferred Compensation Plan as this investment is now measured at fair value on a recurring basis and is reflected in the table above.

Supplemental Quarterly Financial Data (Unaudited) 10-K (Tables)	12 Months Ended
Jun. 05, 2012
Supplemental Quarterly Financial Data (Unaudited) [Abstract]
Quarterly financial results

(In thousands, except per-share data)
	For the Year Ended June 5, 2012
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total

Revenues	$330,345	$307,405	$324,825	$363,203	$1,325,778
Gross profit*	$51,128	$42,685	$56,563	$69,721	$220,097
(Loss)/income before income taxes	$3,657	$(1,747)	$1,232	$(18,080)	$(14,938)
(Benefit)/provision for income taxes	564	254	(3,304)	(12,264)	(14,750)
Net (loss)/income	$3,093	$(2,001)	$4,536	$(5,816)	$(188)

(Loss)/earnings per share:
Basic	$0.05	$(0.03)	$0.07	$(0.09)	$(0.00)
Diluted	$0.05	$(0.03)	$0.07	$(0.09)	$(0.00)

	For the Year Ended May 31, 2011
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total

Revenues	$302,686	$290,451	$319,063	$352,962	$1,265,162
Gross profit*	$57,741	$45,001	$54,367	$63,538	$220,647
Income before income taxes	$16,077	$5,268	$15,545	$15,732	$52,622
Provision/(benefit) for income taxes	3,680	703	(455)	1,816	5,744
Net income	$12,397	$4,565	$16,000	$13,916	$46,878

Earnings per share:
Basic	$0.19	$0.07	$0.25	$0.22	$0.73
Diluted	$0.19	$0.07	$0.25	$0.21	$0.72

* We define gross profit as revenue less cost of merchandise, payroll and related costs, and other restaurant operating costs.

Supplemental Condensed Consolidating Financial Statements 10K (Tables)	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
Supplemental Condensed Consolidating Financial Statements [Abstract]
Balance Sheet
CONDENSED CONSOLIDATING BALANCE SHEET
AS OF DECEMBER 4, 2012
(IN THOUSANDS)

	Parent	Guarantors	Eliminations	Consolidated

Assets
Current assets:
Cash and cash equivalents	$25,379	$215	$–	$25,594
Accounts receivable	2,975	3,797	–	6,772
Inventories	28,196	11,149	–	39,345
Income tax receivable	112,739	–	(110,917)	1,822
Deferred income taxes	20,760	9,314	–	30,074
Other current assets	12,455	4,538	–	16,993
Total current assets	202,504	29,013	(110,917)	120,600

Property and equipment, net	679,413	231,485	–	910,898
Goodwill	9,022	–	–	9,022
Investment in subsidiaries	206,244	–	(206,244)	–
Due from/(to) subsidiaries	74,813	252,080	(326,893)	–
Other assets	46,649	21,971	–	68,620
Total assets	$1,218,645	$534,549	$(644,054)	$1,109,140

	Parent	Guarantors	Eliminations	Consolidated

Liabilities & Shareholders' Equity
Current liabilities:
Accounts payable	$21,070	$7,571	$–	$28,641
Accrued and other current liabilities	51,586	33,220	–	84,806
Current maturities of long-term debt,
including capital leases	(339)	10,327	–	9,988
Income tax payable	–	110,917	(110,917)	–
Total current liabilities	72,317	162,035	(110,917)	123,435

Long-term debt and capital leases,
less current maturities	235,721	62,988	–	298,709
Deferred income taxes	7,334	12,524	–	19,858
Due to/(from) subsidiaries	252,080	74,813	(326,893)	–
Other deferred liabilities	105,272	15,945	–	121,217
Total liabilities	672,724	328,305	(437,810)	563,219

Shareholders' equity:
Common stock	$621	$–	$–	$621
Capital in excess of par value	72,281	–	–	72,281
Retained earnings	486,516	206,244	(206,244)	486,516
Accumulated other comprehensive loss	(13,497)	–	–	(13,497)
Total shareholders' equity	545,921	206,244	(206,244)	545,921

Total liabilities & shareholders' equity	$1,218,645	$534,549	$(644,054)	$1,109,140

CONDENSED CONSOLIDATING BALANCE SHEET
AS OF JUNE 5, 2012
(IN THOUSANDS)

	Parent	Guarantors	Eliminations	Consolidated

Assets
Current assets:
Cash and cash equivalents	$47,986	$198	$–	$48,184
Accounts receivable	2,234	2,466	–	4,700
Inventories	20,896	8,134	–	29,030
Income tax receivable	97,290	–	(96,453)	837
Deferred income taxes	19,030	8,104	–	27,134
Other current assets	15,216	3,167	–	18,383
Total current assets	202,652	22,069	(96,453)	128,268

Property and equipment, net	727,379	239,226	–	966,605
Goodwill	7,989	–	–	7,989
Investment in subsidiaries	204,386	–	(204,386)	–
Due from/(to) subsidiaries	78,799	245,257	(324,056)	–
Other assets	47,144	23,531	–	70,675
Total assets	$1,268,349	$530,083	$(624,895)	$1,173,537

	Parent	Guarantors	Eliminations	Consolidated

Liabilities & Shareholders' Equity
Current liabilities:
Accounts payable	$28,302	$6,646	$–	$34,948
Accrued and other current liabilities	55,301	29,521	–	84,822
Current maturities of long-term debt,
including capital leases	(344)	12,798	–	12,454
Income tax payable	–	96,453	(96,453)	–
Total current liabilities	83,259	145,418	(96,453)	132,224

Long-term debt and capital leases,
less current maturities	246,892	67,317	–	314,209
Deferred income taxes	20,910	16,657	–	37,567
Due to/(from) subsidiaries	245,257	78,799	(324,056)	–
Other deferred liabilities	95,807	17,506	–	113,313
Total liabilities	692,125	325,697	(420,509)	597,313

Shareholders' equity:
Common stock	$640	$–	$–	$640
Capital in excess of par value	90,856	–	–	90,856
Retained earnings	498,985	204,386	(204,386)	498,985
Accumulated other comprehensive loss	(14,257)	–	–	(14,257)
Total shareholders' equity	576,224	204,386	(204,386)	576,224

Total liabilities & shareholders' equity	$1,268,349	$530,083	$(624,895)	$1,173,537

CONDENSED CONSOLIDATING BALANCE SHEET
AS OF JUNE 5, 2012
(IN THOUSANDS)

	Parent	Guarantors	Eliminations	Consolidated

Assets
Current assets:
Cash and cash equivalents	$47,986	$198	$–	$48,184
Accounts receivable	2,234	2,466	–	4,700
Inventories	20,896	8,134	–	29,030
Income tax receivable	97,290	–	(96,453)	837
Deferred income taxes	19,030	8,104	–	27,134
Other current assets	15,216	3,167	–	18,383
Total current assets	202,652	22,069	(96,453)	128,268

Property and equipment, net	727,379	239,226	–	966,605
Goodwill	7,989	–	–	7,989
Investment in subsidiaries	204,386	–	(204,386)	–
Due from/(to) subsidiaries	78,799	245,257	(324,056)	–
Other assets	47,144	23,531	–	70,675
Total assets	$1,268,349	$530,083	$(624,895)	$1,173,537

	Parent	Guarantors	Eliminations	Consolidated

Liabilities & Shareholders' Equity
Current liabilities:
Accounts payable	$28,302	$6,646	$–	$34,948
Accrued and other current liabilities	55,301	29,521	–	84,822
Current maturities of long-term debt,
including capital leases	(344)	12,798	–	12,454
Income tax payable	–	96,453	(96,453)	–
Total current liabilities	83,259	145,418	(96,453)	132,224

Long-term debt and capital leases,
less current maturities	246,892	67,317	–	314,209
Deferred income taxes	20,910	16,657	–	37,567
Due to/(from) subsidiaries	245,257	78,799	(324,056)	–
Other deferred liabilities	95,807	17,506	–	113,313
Total liabilities	692,125	325,697	(420,509)	597,313

Shareholders' equity:
Common stock	$640	$–	$–	$640
Capital in excess of par value	90,856	–	–	90,856
Retained earnings	498,985	204,386	(204,386)	498,985
Accumulated other comprehensive loss	(14,257)	–	–	(14,257)
Total shareholders' equity	576,224	204,386	(204,386)	576,224

Total liabilities & shareholders' equity	$1,268,349	$530,083	$(624,895)	$1,173,537

CONDENSED CONSOLIDATING BALANCE SHEET
AS OF MAY 31, 2011
(IN THOUSANDS)

	Parent	Guarantors	Eliminations	Consolidated

Assets
Current assets:
Cash and cash equivalents	$9,490	$232	$–	$9,722
Accounts receivable	3,360	4,171	–	7,531
Inventories	24,619	9,851	–	34,470
Income tax receivable	72,608	–	(69,531)	3,077
Deferred income taxes	10,246	4,183	–	14,429
Other current assets	11,308	2,829	–	14,137
Total current assets	131,631	21,266	(69,531)	83,366

Property and equipment, net	779,718	251,433	–	1,031,151
Goodwill	1,440	14,131	–	15,571
Investment in subsidiaries	225,054	–	(225,054)	–
Due from/(to) subsidiaries	46,861	232,161	(279,022)	–
Other assets	41,924	15,014	–	56,938
Total assets	$1,226,628	$534,005	$(573,607)	$1,187,026

	Parent	Guarantors	Eliminations	Consolidated

Liabilities & Shareholders' Equity
Current liabilities:
Accounts payable	$24,693	$5,114	$–	$29,807
Accrued and other current liabilities	48,650	25,777	–	74,427
Current maturities of long-term debt,
including capital leases	–	15,090	–	15,090
Income tax payable	–	69,531	(69,531)	–
Total current liabilities	73,343	115,512	(69,531)	119,324

Long-term debt and capital leases,
less current maturities	221,630	107,554	–	329,184
Deferred income taxes	20,396	22,527	–	42,923
Due to/(from) subsidiaries	232,161	46,861	(279,022)	–
Other deferred liabilities	87,385	16,497	–	103,882
Total liabilities	634,915	308,951	(348,553)	595,313

Shareholders' equity:
Common stock	$651	$–	$–	$651
Capital in excess of par value	104,941	–	–	104,941
Retained earnings	499,173	225,054	(225,054)	499,173
Accumulated other comprehensive loss	(13,052)	–	–	(13,052)
Total shareholders' equity	591,713	225,054	(225,054)	591,713

Total liabilities & shareholders' equity	$1,226,628	$534,005	$(573,607)	$1,187,026

Operations
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS AND
COMPREHENSIVE LOSS
THIRTEEN WEEKS ENDED DECEMBER 4, 2012
(IN THOUSANDS)

	Parent	Guarantors	Eliminations	Consolidated

Revenue:
Restaurant sales and operating revenue	$220,193	$82,560	$–	$302,753
Franchise revenue	41	1,439	–	1,480
	220,234	83,999	–	304,233

Operating costs and expenses:
Cost of merchandise	61,388	22,909	–	84,297
Payroll and related costs	73,437	29,351	–	102,788
Other restaurant operating costs	48,027	18,969	–	66,996
Depreciation	11,201	3,919	–	15,120
Selling, general, and administrative	25,381	13,577	–	38,958
Intercompany selling, general and
administrative allocations	16,442	(16,442)	–	–
Closures and impairments	17,643	608	–	18,251
Equity in earnings of subsidiaries	(8,854)	–	8,854	–
Interest expense, net	5,757	1,424	–	7,181
Intercompany interest expense/(income)	3,435	(3,435)	–	–
Gain on extinguishment of debt	(571)	–	–	(571)
	253,286	70,880	8,854	333,020

(Loss)/income before income taxes	(33,052)	13,119	(8,854)	(28,787)
(Benefit)/provision for income taxes	(17,984)	4,265	–	(13,719)

Net (loss)/income	$(15,068)	$8,854	$(8,854)	$(15,068)

Other comprehensive income:
Pension liability reclassification, net of tax	380	–	–	380

Total comprehensive (loss)/income	$(14,688)	$8,854	$(8,854)	$(14,688)

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS AND
COMPREHENSIVE LOSS
TWENTY-SIX WEEKS ENDED DECEMBER 4, 2012
(IN THOUSANDS)

	Parent	Guarantors	Eliminations	Consolidated

Revenue:
Restaurant sales and operating revenue	$462,916	$171,102	$–	$634,018
Franchise revenue	133	3,003	–	3,136
	463,049	174,105	–	637,154

Operating costs and expenses:
Cost of merchandise	127,172	46,650	–	173,822
Payroll and related costs	151,536	60,486	–	212,022
Other restaurant operating costs	96,039	38,113	–	134,152
Depreciation	22,665	7,847	–	30,512
Selling, general, and administrative	54,808	27,579	–	82,387
Intercompany selling, general, and
administrative allocations	34,484	(34,484)	–	–
Closures and impairments	18,507	868	–	19,375
Equity in earnings of subsidiaries	(20,814)	–	20,814	–
Interest expense, net	11,057	2,914	–	13,971
Intercompany interest expense/(income)	6,822	(6,822)	–	–
Gain on extinguishment of debt	(571)	–	–	(571)
	501,705	143,151	20,814	665,670

(Loss)/income before income taxes	(38,656)	30,954	(20,814)	(28,516)
(Benefit)/provision for income taxes	(26,187)	10,140	–	(16,047)

Net (loss)/income	$(12,469)	$20,814	$(20,814)	$(12,469)

Other comprehensive income:
Pension liability reclassification, net of tax	761	–	–	761

Total comprehensive (loss)/income	$(11,708)	$20,814	$(20,814)	$(11,708)

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS AND
COMPREHENSIVE LOSS
THIRTEEN WEEKS ENDED NOVEMBER 29, 2011
(IN THOUSANDS)

	Parent	Guarantors	Eliminations	Consolidated

Revenue:
Restaurant sales and operating revenue	$221,244	$84,911	$–	$306,155
Franchise revenue	37	1,213	–	1,250
	221,281	86,124	–	307,405

Operating costs and expenses:
Cost of merchandise	66,090	25,472	–	91,562
Payroll and related costs	74,196	31,618	–	105,814
Other restaurant operating costs	45,850	18,951	–	64,801
Depreciation	12,175	4,239	–	16,414
Selling, general, and administrative	16,693	8,717	–	25,410
Intercompany selling, general, and
administrative allocations	16,598	(16,598)	–	–
Closures and impairments	659	(6)	–	653
Equity in earnings of subsidiaries	(9,161)	–	9,161	–
Interest expense, net	2,430	2,068	–	4,498
Intercompany interest expense/(income)	3,251	(3,251)
	228,781	71,210	9,161	309,152

(Loss)/income before income taxes	(7,500)	14,914	(9,161)	(1,747)
(Benefit)/provision for income taxes	(5,499)	5,753	–	254

Net (loss)/income	$(2,001)	$9,161	$(9,161)	$(2,001)

Other comprehensive income:
Pension liability reclassification, net of tax	308	–	–	308

Total comprehensive (loss)/income	$(1,693)	$9,161	$(9,161)	$(1,693)

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS AND
COMPREHENSIVE LOSS
TWENTY-SIX WEEKS ENDED NOVEMBER 29, 2011
(IN THOUSANDS)

	Parent	Guarantors	Eliminations	Consolidated

Revenue:
Restaurant sales and operating revenue	$458,688	$176,321	$–	$635,009
Franchise revenue	112	2,629	–	2,741
	458,800	178,950	–	637,750

Operating costs and expenses:
Cost of merchandise	136,534	52,603	–	189,137
Payroll and related costs	151,972	64,703	–	216,675
Other restaurant operating costs	94,176	39,362	–	133,538
Depreciation	24,278	8,422	–	32,700
Selling, general, and administrative	35,529	18,268	–	53,797
Intercompany selling, general, and
administrative allocations	34,389	(34,389)	–	–
Closures and impairments	1,091	7	–	1,098
Equity in earnings of subsidiaries	(20,401)	–	20,401	–
Interest expense, net	4,684	4,211	–	8,895
Intercompany interest expense/(income)	6,494	(6,494)	–	–
	468,746	146,693	20,401	635,840

(Loss)/income before income taxes	(9,946)	32,257	(20,401)	1,910
(Benefit)/provision for income taxes	(11,038)	11,856	–	818

Net income/(loss)	$1,092	$20,401	$(20,401)	$1,092

Other comprehensive income:
Pension liability reclassification, net of tax	616	–	–	616

Total comprehensive income	$1,708	$20,401	$(20,401)	$1,708

Cash Flow
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
TWENTY-SIX WEEKS ENDED DECEMBER 4, 2012
(IN THOUSANDS)

	Parent	Guarantors	Eliminations	Consolidated

Net cash provided by operating activities	$(15,104)	$27,846	$(12,133)	$609

Investing activities:
Purchases of property and equipment	(14,936)	(3,569)	–	(18,505)
Proceeds from sale-leaseback transactions, net	30,408	–	–	30,408
Proceeds from disposal of assets	885	1,200	–	2,085
Other, net	126	–	–	126
Net cash provided/(used) by investing activities	16,483	(2,369)	–	14,114

Financing activities:
Principal payments on long-term debt	(10,981)	(6,504)	–	(17,485)
Stock repurchases	(20,012)	–	–	(20,012)
Proceeds from exercise of stock options	173	–	–	173
Excess tax benefits from share-based
compensation	11	–	–	11
Intercompany transactions	6,823	(18,956)	12,133	–
Net cash used by financing activities	(23,986)	(25,460)	12,133	(37,313)

(Decrease)/increase in cash and cash equivalents	(22,607)	17	–	(22,590)
Cash and cash equivalents:
Beginning of year	47,986	198	–	48,184
End of year	$25,379	$215	$–	$25,594

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
TWENTY-SIX WEEKS ENDED NOVEMBER 29, 2011
(IN THOUSANDS)

	Parent	Guarantors	Eliminations	Consolidated

Net cash provided by operating activities	$17,789	$40,250	$(21,054)	$36,985

Investing activities:
Purchases of property and equipment	(14,404)	(6,260)	–	(20,664)
Proceeds from disposal of assets	1,367	160	–	1,527
Insurance proceeds from property claims	1,548	–	–	1,548
Other, net	(293)	–	–	(293)
Net cash used by investing activities	(11,782)	(6,100)	–	(17,882)

Financing activities:
Net payments on revolving credit facility	5,000	–	–	5,000
Principal payments on long-term debt	(13)	(6,632)	–	(6,645)
Stock repurchases	(18,441)	–	–	(18,441)
Proceeds from exercise of stock options	123	–	–	123
Excess tax benefits from share-based
compensation	24	–	–	24
Intercompany transactions	6,495	(27,549)	21,054	–
Net cash used by financing activities	(6,812)	(34,181)	21,054	(19,939)

Decrease in cash and cash equivalents	(805)	(31)	–	(836)
Cash and cash equivalents:
Beginning of year	9,490	232	–	9,722
End of year	$8,685	$201	$–	$8,886

BASIS OF PRESENTATION (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended									6 Months Ended		12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012	Feb. 28, 2012	Nov. 29, 2011	Aug. 30, 2011	May 31, 2011	Mar. 01, 2011	Nov. 30, 2010	Aug. 31, 2010	Dec. 04, 2012	Nov. 29, 2011	Jun. 05, 2012	Jun. 05, 2012	May 31, 2011	Jun. 01, 2010
Other restaurant operating costs to Interest expense net [Abstract]
Restaurant sales and operating revenue	$ 302,753			$ 306,155						$ 634,018	$ 635,009	$ 1,320,040	$ 1,320,040	$ 1,258,015	$ 1,188,043
Payroll and related costs	102,788			105,814						212,022	216,675	447,395	447,395	415,200	389,111
Other restaurant operating costs	66,996			64,801						134,152	133,538	266,647	266,647	255,364	240,402
Selling, general and administrative	38,958			25,410						82,387	53,797	121,961	121,961	93,114	78,118
Interest expense, net	7,181			4,498						13,971	8,895	23,312	23,312	13,508	17,074
Income before income taxes	(28,787)	(18,080)	1,232	(1,747)	3,657	15,732	15,545	5,268	16,077	(28,516)	1,910	(14,938)	(14,938)	52,622	57,758
As Previously Reported [Member]
Other restaurant operating costs to Interest expense net [Abstract]
Restaurant sales and operating revenue				306,203							635,057
Payroll and related costs				107,777							220,764
Other restaurant operating costs				65,429							134,084
Selling, general and administrative				23,386							50,162
Interest expense, net				3,979							7,943
Income before income taxes				(1,747)							1,910
Reclassifications and Corrections [Member]
Other restaurant operating costs to Interest expense net [Abstract]
Restaurant sales and operating revenue				(48)							(48)
Payroll and related costs				(1,963)							(4,089)
Other restaurant operating costs				(628)							(546)
Selling, general and administrative				2,024							3,635
Interest expense, net				519							952
Income before income taxes				$ 0							$ 0

(LOSS)/EARNINGS PER SHARE AND STOCK REPURCHASES (Details) (USD $)	3 Months Ended									6 Months Ended		12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012	Feb. 28, 2012	Nov. 29, 2011	Aug. 30, 2011	May 31, 2011	Mar. 01, 2011	Nov. 30, 2010	Aug. 31, 2010	Dec. 04, 2012	Nov. 29, 2011	Jun. 05, 2012	Jun. 05, 2012		May 31, 2011	Jun. 01, 2010
(LOSS)/EARNINGS PER SHARE AND STOCK REPURCHASES [Abstract]
Net (loss)/income	$ (15,068,000)	$ (5,816,000)	$ 4,536,000	$ (2,001,000)	$ 3,093,000	$ 13,916,000	$ 16,000,000	$ 4,565,000	$ 12,397,000	$ (12,469,000)	$ 1,092,000	$ (188,000)	$ (188,000)		$ 46,878,000	$ 45,344,000
Weighted-average common shares outstanding (in shares)	62,005,000			62,598,000						62,409,000	63,177,000		62,916,000		64,029,000	61,533,000
Dilutive effect of stock options and restricted stock (in shares)	0			0						0	552		0		919,000	337,000
Weighted average common and dilutive potential common shares outstanding (in shares)	62,005,000			62,598,000						62,409,000	63,729,000		62,916,000		64,948,000	61,870,000
Basic (loss)/earnings per share (in dollars per share)	$ (0.24)	$ (0.09)	$ 0.07	$ (0.03)	$ 0.05	$ 0.22	$ 0.25	$ 0.07	$ 0.19	$ (0.2)	$ 0.02		$ 0		$ 0.73	$ 0.74
Diluted (loss)/earnings per share (in dollars per share)	$ (0.24)	$ (0.09)	$ 0.07	$ (0.03)	$ 0.05	$ 0.21	$ 0.25	$ 0.07	$ 0.19	$ (0.2)	$ 0.02		$ 0		$ 0.72	$ 0.73
Antidilutive Securities Excluded from Computation of Earnings Per Share [Line Items]
Total shares that did not impact the computation of diluted earnings per share (in shares)	5,018			4,547						4,378	2,973		3,936,000		2,938,000	5,334,000
Repurchased common stock (in shares)										2,800,000
Repurchased common stock										$ 20,000,000
Remaining shares authorized repurchased (in shares)	3,100,000									3,100,000
Stock Options [Member]
Antidilutive Securities Excluded from Computation of Earnings Per Share [Line Items]
Total shares that did not impact the computation of diluted earnings per share (in shares)	3,371			3,404						3,002	2,074		2,716,000	[1]	2,517,000	4,450,000
Restricted Shares [Member]
Antidilutive Securities Excluded from Computation of Earnings Per Share [Line Items]
Total shares that did not impact the computation of diluted earnings per share (in shares)	1,647			1,143						1,376	899		1,220,000	[1]	421,000	884,000

[1]	Due to a net loss for the year ended June 5, 2012, all then outstanding share-based awards were excluded from the computation of diluted loss per share.

FRANCHISE PROGRAMS (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		6 Months Ended
	Dec. 04, 2012	Nov. 29, 2011	Dec. 04, 2012	Nov. 29, 2011	Dec. 04, 2012 Lime Fresh [Member]	Dec. 04, 2012 No Equity Interest in Operated Ruby Tuesday Restaurant [Member]	Jun. 05, 2012 No Equity Interest in Operated Ruby Tuesday Restaurant [Member]
Franchisor Disclosure [Line Items]
Restaurants operated by traditional franchisees						77	79
Number of Franchise Lime Restaurants					5
Royalty fee percentage (in hundredths)			4.00%
Operating agreements, national advertising fund gross sales contribution (in hundredths)			2.25%
Operating agreements, national advertising fund gross sales contribution, maximum (in hundredths)			3.00%
Operating agreements, support service fee, gross sales contribution, maximum (in hundredths)			1.50%
Operating agreements, marketing and purchase fee, gross sales contribution, maximum (in hundredths)			1.50%
Support service and marketing and purchasing fees	$ 0.1	$ 0.3	$ 0.4	$ 0.6

ACCOUNTS RECEIVABLE (Details) (USD $)	Dec. 04, 2012	Jun. 05, 2012	May 31, 2011
Accounts, Notes, Loans and Financing Receivable [Line Items]
Accounts and notes receivable - current, gross	$ 6,772,000	$ 4,700,000	$ 7,531,000
Due from our distributor for purchases of lobster	1,100,000	900,000	700,000
Due for third party gift card sales	2,200,000	1,300,000	1,300,000
Due from third-party maintenance provider	1,400,000
Number of Restaurants	742	714
Rebates Receivable [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Accounts and notes receivable - current, gross	832,000	923,000
Amounts Due from Franchisees [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Accounts and notes receivable - current, gross	770,000	770,000
Other Receivables [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Accounts and notes receivable - current, gross	5,170,000	3,007,000
RT Midwest [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Number of Restaurants	13
Total indebtness owed by RT Midwest to RTI as of date of RT Midwest bankruptcy filing	2,300,000
Franchise fee receivables	$ 2,300,000

INVENTORIES (Details) (USD $) In Thousands, unless otherwise specified	Dec. 04, 2012	Jun. 05, 2012	May 31, 2011
INVENTORIES [Abstract]
Merchandise inventory	$ 30,096	$ 19,918	$ 25,627

PROPERTY, EQUIPMENT, ASSETS HELD FOR SALE, OPERATING LEASES, AND SALE-LEASEBACK TRANSACTIONS (Details) (USD $)	3 Months Ended			6 Months Ended			12 Months Ended
	Dec. 04, 2012		Nov. 29, 2011	Dec. 04, 2012		Nov. 29, 2011	Jun. 05, 2012		Jun. 05, 2012		May 31, 2011		Jun. 01, 2010
Property, Plant and Equipment [Line Items]
Property and equipment, gross	$ 1,487,482,000			$ 1,487,482,000			$ 1,558,627,000		$ 1,558,627,000		$ 1,597,447,000
Less accumulated depreciation	576,584,000			576,584,000			592,022,000		592,022,000		566,296,000
Property and equipment, net	910,898,000			910,898,000			966,605,000		966,605,000		1,031,151,000
Assets held for sale, noncurrent	19,100,000			19,100,000			21,800,000		21,800,000
Assets held for sale	4,178,000			4,178,000			4,713,000		4,713,000		1,340,000
Carrying values of assets disposed	1,600,000		1,500,000	1,600,000		1,500,000			5,300,000		6,500,000		4,500,000
Net gain on sale on disposal of assets	500,000			500,000		100,000			800,000		100,000		1,000,000
Proceeds from disposal of assets	2,085,000		1,527,000	2,085,000		1,527,000	5,994,000		5,994,000		6,741,000		5,479,000
Operating Leases [Abstract]
Percentage of restaurants located on leased properties (in hundredths)	55.00%			55.00%			52.00%		52.00%
Number of company owned restaurants	742			742			714		714
Percentage of restaurants located on leased land (in hundredths)	66.00%			66.00%			65.00%		65.00%
Percentage of restaurants located on leased land and building (in hundredths)	34.00%			34.00%			35.00%		35.00%
Expiration of operating leases (in years)				24 years					P24Y
Sale-Leaseback Transactions [Abstract]
Sale leaseback transaction, number of restaurants	5			14
Sale-leaseback transaction, gross proceeds	11,700,000			32,000,000
Sale-leaseback transaction costs	600,000			1,600,000
Sale-leaseback transaction, carrying value	8,400,000			22,700,000
Sale-leaseback transaction, lease terms				15 years
Sale-leaseback transaction, renewal terms				20 years
Sale leaseback transaction, deferred gain	2,700,000			7,700,000
Sale leaseback transactions, current portion of deferred gain	800,000			800,000			300,000		300,000
Sale leaseback transactions, noncurrent portion of deferred gain	11,100,000			11,100,000			4,200,000		4,200,000
Amortization of deferred gains	200,000			300,000
Land [Member]
Property, Plant and Equipment [Line Items]
Property and equipment, gross	235,522,000			235,522,000			244,498,000		244,498,000		256,761,000
Building [Member]
Property, Plant and Equipment [Line Items]
Property and equipment, gross	468,474,000			468,474,000			494,537,000		494,537,000		512,177,000
Improvements [Member]
Property, Plant and Equipment [Line Items]
Property and equipment, gross	408,436,000			408,436,000			421,143,000		421,143,000		427,169,000
Restaurant Equipment [Member]
Property, Plant and Equipment [Line Items]
Property and equipment, gross	255,228,000			255,228,000			276,576,000		276,576,000		279,319,000
Other Equipment [Member]
Property, Plant and Equipment [Line Items]
Property and equipment, gross	90,916,000			90,916,000			95,400,000		95,400,000		93,944,000
Construction in Progress and Other [Member]
Property, Plant and Equipment [Line Items]
Property and equipment, gross	$ 28,906,000	[1]		$ 28,906,000	[1]		$ 26,473,000	[1]	$ 26,473,000	[1]	$ 28,077,000	[2]

[1]	Included in Construction in progress and other as of December 4, 2012 and June 5, 2012 are $19.1 million and $21.8 million, respectively, of assets held for sale that are not classified as such in the Condensed Consolidated Balance Sheets as we do not expect to sell these assets within the next 12 months. These assets primarily consist of parcels of land upon which we have no intention to build restaurants.
[2]	Included in Construction in progress and other as of June 5, 2012 and May 31, 2011 are $21.8 million and $23.3 million, respectively, of assets held for sale that are not classified as such in the Consolidated Balance Sheets as we do not expect to sell these assets within the next 12 months. These assets primarily consist of parcels of land upon which we have no intention to build restaurants.

LONG-TERM DEBT AND CAPITAL LEASES (Details) (USD $)	0 Months Ended	6 Months Ended		12 Months Ended				12 Months Ended			12 Months Ended						6 Months Ended	12 Months Ended		12 Months Ended		12 Months Ended
	Jun. 05, 2012	Dec. 04, 2012	May 31, 2011	Jun. 05, 2012 Maximum [Member]	Jun. 05, 2012 Minimum [Member]	Jun. 05, 2012 Senior Notes [Member]	May 14, 2012 Senior Notes [Member]	Jun. 05, 2012 Revolving Credit Facility [Member]	May 31, 2011 Revolving Credit Facility [Member]	Dec. 04, 2012 Revolving Credit Facility [Member]	Jun. 05, 2012 Revolving Credit Facility [Member] Maximum [Member]	Jun. 05, 2012 Revolving Credit Facility [Member] Minimum [Member]	Jun. 05, 2012 Revolving Credit Facility [Member] Letter of Credit [Member]	Jun. 05, 2012 Revolving Credit Facility [Member] Franchise Facility Subcommitment [Member]	Jun. 05, 2012 Series B senior notes due April 2013 [Member]	May 31, 2011 Series B senior notes due April 2013 [Member]	Dec. 04, 2012 Mortgage Loan Obligations [Member]	Jun. 05, 2012 Mortgage Loan Obligations [Member]	May 31, 2011 Mortgage Loan Obligations [Member]	Jun. 05, 2012 Mortgage Loan Obligations [Member] Maximum [Member]	Dec. 04, 2012 Mortgage Loan Obligations [Member] Maximum [Member]	Jun. 05, 2012 Mortgage Loan Obligations [Member] Minimum [Member]	Dec. 04, 2012 Mortgage Loan Obligations [Member] Minimum [Member]	Dec. 04, 2012 Capital Lease Obligations [Member]	Jun. 05, 2012 Capital Lease Obligations [Member]	May 31, 2011 Capital Lease Obligations [Member]	May 31, 2011 Prior Credit Facility [Member] Letter of Credit [Member]
Debt Instrument [Line Items]
Senior unsecured notes	$ 250,000,000	$ 238,500,000
Unamortized discount	(3,646,000)	(3,296,000)					(3,700,000)
Senior unsecured notes less unamortized discount	246,354,000	235,204,000
Long-term debt	326,663,000	308,697,000	344,274,000					0	177,000,000						0	44,442,000	73,305,000	80,076,000	122,546,000					188,000	233,000	286,000
Less current maturities	12,454,000	9,988,000	15,090,000
Long-term debt and capital leases, net of current maturities	314,209,000	298,709,000	329,184,000
Aggregate principal amount							250,000,000									150,000,000
Debt Instrument, Interest Rate, Stated Percentage (in hundredths)							7.63%									7.17%
Unamortized discount	3,646,000	3,296,000					3,700,000
Senior note amortization term						8 years	8 years
Maturity date of long-term debt						May 15, 2020														Nov 30, 2022		Jul 31, 2012
Redemption price percentage on principal amount after 5/15/2016 (in hundredths)						100.00%
Percentage of senior notes redeem from equity offering prior to 5/15/2016 (in hundredths)						35.00%
Number of days in which registration statement filed per Senior note agreement						270 days
Number of days for the registration to become effective per senior notes agreement						365 days
Number of days within in which exchange offer consummate						405 days
Debt instrument interest rate increase (in hundredths)	0.0025					0.0025
Increase in interest rate for each subsequent 90 day period (in hundredths)						0.25%
Subsequent period used in interest calculation						90 days
Additional interest rate maximum (in hundredths)						1.00%
Debt Instrument, Repurchased Face Amount		11,500,000
Repurchased senior notes		10,900,000
Realized gain on repurchase		600,000
Senior Notes which may be repurchased		3,500,000
Line of credit initiation date									Dec 1, 2010
Revolving credit agreement									5 years
Revolving credit facility, borrowing capacity									320,000,000
Option to Increase Revolving Credit Facility Capacity									50,000,000
Maximum borrowing capacity including option to increase line of credit borrowing capacity									370,000,000
Revolving commitments after second amendment								200,000,000
Credit facility subcommitment agreement													40,000,000	50,000,000
Revolving credit facility borrowing rate								the higher of Bank of America's prime rate, the Federal Funds Rate plus 0.5%, or an adjusted LIBO Rate plus 1.00%, plus an applicable margin ranging from 0.25% to 1.50%. The applicable margin for our Eurodollar Borrowings ranges from 1.25% to 2.50%
Commitment fee on unused revolving commitment (in hundredths)				0.45%	0.30%						0.45%	0.30%
Line of credit facility, outstanding amount								0	177,000,000	0								80,100,000									20,000,000
Line of credit facility, remaining borrowing capacity								190,700,000		189,800,000
Line Of Credit Facility leverage ratio Description								The terms of the Credit Facility require us to maintain a maximum leverage ratio of no more than 4.5 to 1.0 through the fiscal quarter ending on or about June 4, 2013 and 4.25 to 1.0 thereafter and a minimum fixed charge coverage ratio of 1.75 to 1.0 through and including the fiscal quarter ending on or about June 3, 2014 and 1.85 to 1.0 thereafter.	The terms of the Credit Facility require us to maintain a maximum leverage ratio of no more than 4.5 to 1.0 through the fiscal quarter ending on or about June 4, 2013 and 4.25 to 1.0 thereafter and a minimum fixed charge coverage ratio of 1.75 to 1.0 through and including the fiscal quarter ending on or about June 3, 2014 and 1.85 to 1.0 thereafter.
Maturity date range of debt, start																	Mar 1, 2013
Maturity date range of debt, end																	Nov 30, 2022
Range of loan balances, maximum																					$ 8,200,000		$ 100,000
Interest rates of loans, minimum (in hundredths)																	3.91%	3.93%
Interest rates of loans, maximum (in hundredths)																	11.28%	11.28%

CLOSURES AND IMPAIRMENTS EXPENSE (Details) (USD $)	3 Months Ended		6 Months Ended		12 Months Ended								3 Months Ended	6 Months Ended
	Dec. 04, 2012	Nov. 29, 2011	Dec. 04, 2012	Nov. 29, 2011	Jun. 05, 2012	Jun. 05, 2012	May 31, 2011	Jun. 01, 2010	Jan. 09, 2013 Marlin & Ray's [Member]	Jan. 09, 2013 Wok Hay [Member]	Jan. 09, 2013 Lime Fresh [Member]	Jan. 09, 2013 Truffles [Member]	Dec. 04, 2012 All Concept Restaurants to be Disposed [Member]	Dec. 04, 2012 All Concept Restaurants to be Disposed [Member]
Impairment Expense [Abstract]
Number of Restaurants	742		742		714	714			13	1	2	2
Property impairments	$ 18,514,000	$ 630,000	$ 18,962,000	$ 836,000									$ 16,900,000	$ 16,900,000
Closed restaurant lease reserves	(99,000)	(153,000)	379,000	(74,000)		3,841,000	(333,000)	756,000
Other closing costs	343,000	226,000	632,000	416,000		1,869,000	437,000	859,000
Gain on sale of surplus properties	(507,000)	(50,000)	(598,000)	(80,000)		(678,000)	47,000	(1,020,000)
Total closure and impairments expenses	18,251,000	653,000	19,375,000	1,098,000	18,665,000	18,665,000	6,249,000	3,776,000
Closed Location Lease Obligation [Roll Forward]
Beginning balance			6,813,000	2,660,000		2,660,000	4,969,000
Closing expense including rent and other lease charges			379,000			3,841,000	(333,000)
Payments			(1,581,000)			1,605,000	2,372,000
Transfer of deferred escalating minimum rent balance			348,000			2,055,000	0
Other adjustments			(19,000)			138,000	0
Ending balance	5,940,000		5,940,000		6,813,000	6,813,000	2,660,000	4,969,000
Lease obligation charge of closed restaurant, Subleased	200,000		200,000
Number of sites subleased	3		3
Amount required under the terms of sublease			800,000
Restaurants open more than one year with rolling 12 month negative cash flows [Abstract]
Restaurants open more than a year with negative cash flows			30
Negative cash flows rolling months period			12 months
Negative cash flow restaurants impaired at salvage value			20
Negative cash flow restaurants not recorded at salvage value			10
Negative cash flow restaurants not recorded at salvage value, remaining net book value.	$ 7,000,000		$ 7,000,000

EMPLOYEE POST-EMPLOYMENT BENEFITS (Details) (USD $)	0 Months Ended	3 Months Ended	6 Months Ended	12 Months Ended	3 Months Ended				6 Months Ended					3 Months Ended				6 Months Ended				12 Months Ended
	Jun. 05, 2012	Jun. 05, 2012	Dec. 04, 2012	Jun. 05, 2012	Dec. 04, 2012 Pension Plans, Defined Benefit [Member]		Nov. 29, 2011 Pension Plans, Defined Benefit [Member]		Dec. 04, 2012 Pension Plans, Defined Benefit [Member]		Nov. 29, 2011 Pension Plans, Defined Benefit [Member]		Jun. 05, 2012 Pension Plans, Defined Benefit [Member]	Dec. 04, 2012 Postretirement Medical and Life Benefits [Member]		Nov. 29, 2011 Postretirement Medical and Life Benefits [Member]		Dec. 04, 2012 Postretirement Medical and Life Benefits [Member]		Nov. 29, 2011 Postretirement Medical and Life Benefits [Member]		Jun. 05, 2012 Postretirement Medical and Life Benefits [Member]		May 31, 2011 Postretirement Medical and Life Benefits [Member]		Jun. 01, 2010 Postretirement Medical and Life Benefits [Member]
EMPLOYEE POST-EMPLOYMENT BENEFITS [Abstract]
Defined benefit pension plans			3										3
Estimated contributions to be made in remainder of fiscal year			$ 400,000
Lump sum pension payment accrued liability for CEO	(8,100,000)	(8,100,000)	(8,100,000)	(8,100,000)
Number of months after which lump sum pension payment will be made	6 months
Defined contribution plans	2	2		2
Defined Benefit Plan Disclosure [Line Items]
Service cost					115,000		134,000		230,000		268,000			3,000		2,000		6,000		4,000		10,000		9,000		10,000
Interest cost					525,000		576,000		1,050,000		1,152,000			15,000		18,000		30,000		36,000		71,000		75,000		85,000
Expected return on plan assets					(102,000)		(126,000)		(204,000)		(252,000)
Amortization of prior service cost					26,000	[1]	64,000	[1]	52,000	[1]	128,000	[1]		(14,000)	[1]	(14,000)	[1]	(28,000)	[1]	(28,000)	[1]	(55,000)	[1]	(60,000)	[1]	(64,000)	[1]
Recognized actuarial loss					565,000		426,000		1,130,000		852,000			53,000		34,000		106,000		68,000		(313,000)		(264,000)
Net periodic benefit cost					1,129,000		1,074,000		2,258,000		2,148,000			57,000		40,000		114,000		80,000		162,000		136,000		133,000
Executive Retirements [Abstract]
Severance Costs	2,200,000			1,700,000
Pension Plan, estimated charge		$ 2,800,000	$ 2,800,000

[1]	Prior service costs are amortized on a straight-line basis over the average remaining service period of employees expected to receive benefits.

INCOME TAXES (Details) (USD $)	3 Months Ended		6 Months Ended		12 Months Ended
	Dec. 04, 2012	Nov. 29, 2011	Dec. 04, 2012	Nov. 29, 2011	Jun. 05, 2012	May 31, 2011	Jun. 01, 2010
INCOME TAXES [Abstract]
Unrecognized tax benefits	$ 9,200,000		$ 9,200,000		$ 6,424,000	$ 5,171,000	$ 3,415,000
Total amount of unrecognized tax benefits that impact the effective tax rate	4,000,000		4,000,000		4,200,000
Accrued interest and penalties	1,100,000		1,100,000		1,000,000
Increased accrued interest and penalties			100,000		600,000
Increased accrued interest and penalties which affected the effective tax rate			100,000		500,000
Tax benefit	13,700,000		16,000,000		(14,750,000)	5,744,000	12,414,000
Tax expense		$ 300,000		$ 800,000

SHARE-BASED EMPLOYEE COMPENSATION (Details) (USD $) In Thousands, except Share data, unless otherwise specified	6 Months Ended			6 Months Ended		6 Months Ended		6 Months Ended					12 Months Ended				12 Months Ended		3 Months Ended			6 Months Ended	12 Months Ended	6 Months Ended	12 Months Ended	6 Months Ended			0 Months Ended	3 Months Ended	12 Months Ended					6 Months Ended							3 Months Ended	6 Months Ended						3 Months Ended
	Dec. 04, 2012	Dec. 04, 2012 Directors' Plan [Member]	Jun. 05, 2012 Directors' Plan [Member]	Dec. 04, 2012 SIP 2003 [Member]	Jun. 05, 2012 SIP 2003 [Member]	Dec. 04, 2012 SIP 1996 [Member]	Jun. 05, 2012 SIP 1996 [Member]	Dec. 04, 2012 Chief Executive Officer [Member]	Dec. 04, 2012 Chief Executive Officer [Member] Make Whole Equity Award [Member]	Dec. 04, 2012 Chief Executive Officer [Member] High Performance and Inducement Award [Member]	Dec. 04, 2012 Non-Employee Directors [Member] Minimum [Member]	Dec. 04, 2012 Stock Options [Member]	Jun. 05, 2012 Stock Options [Member]	May 31, 2011 Stock Options [Member]	Jun. 01, 2010 Stock Options [Member]	Dec. 04, 2012 Stock Options [Member] SIP 2003 [Member]	Jun. 05, 2012 Stock Options [Member] Maximum [Member] SIP 2003 [Member]	Jun. 05, 2012 Stock Options [Member] Maximum [Member] SIP 1996 [Member]	Aug. 30, 2011 Stock Options [Member] Chief Executive Officer [Member]	Aug. 31, 2010 Stock Options [Member] Chief Executive Officer [Member]	Sep. 01, 2009 Stock Options [Member] Chief Executive Officer [Member]	Dec. 04, 2012 Stock Options [Member] Chief Executive Officer [Member] High Performance and Inducement Award [Member]	Jun. 05, 2012 Stock Options [Member] Non-Employee Directors [Member] Directors' Plan [Member]	Dec. 04, 2012 Restricted Shares [Member]	Jun. 05, 2012 Restricted Shares [Member]	Dec. 04, 2012 Restricted Shares [Member] Chief Executive Officer [Member]	Dec. 04, 2012 Restricted Shares [Member] Chief Executive Officer [Member] Make Whole Equity Award [Member]	Dec. 04, 2012 Restricted Shares [Member] Chief Executive Officer [Member] High Performance and Inducement Award [Member]	Jun. 05, 2012 Restricted Shares [Member] Non-Employee Directors [Member]	Dec. 04, 2012 Restricted Shares [Member] Non-Employee Directors [Member]	Jun. 05, 2012 Restricted Shares [Member] Non-Employee Directors [Member]	May 31, 2011 Restricted Shares [Member] Non-Employee Directors [Member]	Jun. 01, 2010 Restricted Shares [Member] Non-Employee Directors [Member]	Jun. 05, 2012 Restricted Shares [Member] Non-Employee Directors [Member] Directors' Plan [Member]	Jun. 05, 2012 Stock Options Awarded in 2011 and 2010 [Member]	Dec. 04, 2012 Service Based Deferred Compensation [Member]	Dec. 04, 2012 Service Based Deferred Compensation [Member] SIP 2003 [Member]	Dec. 04, 2012 Service Based Deferred Compensation [Member] Stock Options [Member]	Dec. 04, 2012 Service Based Deferred Compensation [Member] Stock Options [Member] Chief Executive Officer [Member]	Dec. 04, 2012 Service Based Deferred Compensation [Member] Stock Options [Member] Chief Executive Officer [Member] Make Whole Equity Award [Member]	Dec. 04, 2012 Service Based Deferred Compensation [Member] Stock Options [Member] Chief Executive Officer [Member] High Performance and Inducement Award [Member]	Dec. 04, 2012 Service Based Deferred Compensation [Member] Restricted Shares [Member]	Dec. 04, 2012 Service Based Deferred Compensation [Member] Restricted Shares [Member] Chief Executive Officer [Member]	Dec. 04, 2012 Service Based Deferred Compensation [Member] Restricted Shares [Member] Chief Executive Officer [Member] Make Whole Equity Award [Member]	Dec. 04, 2012 Service Based Deferred Compensation [Member] Restricted Shares [Member] Chief Executive Officer [Member] High Performance and Inducement Award [Member]	Dec. 04, 2012 Performance Based - Incentive [Member] SIP 1996 [Member]	Dec. 04, 2012 Performance Based - Incentive [Member] Stock Options [Member]	Dec. 04, 2012 Performance Based - Incentive [Member] Stock Options [Member] Chief Executive Officer [Member] High Performance and Inducement Award [Member]	Dec. 04, 2012 Performance Based - Incentive [Member] Restricted Shares [Member]	Dec. 04, 2012 Performance Based - Incentive [Member] Restricted Shares [Member] Chief Executive Officer [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Vesting period of restricted shares issued and options granted	30 months										1 year						3 years	3 years					30 months			2 years 6 months	2 years 6 months	2 years 6 months	3 years					3 years	3 years				3 years		3 years
Options expiration period Tier 1	5 years
Options expiration period Tier 2	7 years
Options expiration period Tier 3	10 years
Exercisable period of options issued (in years)		5 years																					5 years
Reserved shares of common stock under the Plan (in shares)	36,000		111,000		4,869,000	938,000	998,000									4,772,000
Reserved shares of common stock subject to options outstanding						938,000										1,645,000
Reserved shares of common stock subject to options outstanding under the plan (in shares)	35,000		47,000		1,713,000		956,000
Common stock currently available for issuance (in shares)	1,000		64,000	3,127,000	3,156,000	0	42,000
Awards granted (in shares)																																								253,000	250,000		68,000	179,000	250,000			250,000		102,000
Annual installments									3	3
Stock price (in dollars per share)	$ 14												$ 5.82	$ 7.64	$ 0																							$ 6.24
Consecutive days to vest																						20 days
Employment period								3 years
Options, outstanding [Roll forward]
Beginning balance (in shares)												2,716,000	3,239,000	4,046,000	4,802,000																							2,716									0
Granted (in shares)													253,000	927,000	622,000															63,000								503									250
Exercised (in shares)													(61,000)	(249,000)	0																							(28)
Forfeited (in shares)													(715,000)	(1,485,000)	(1,378,000)																							(70)
Ending balance (in shares)													2,716,000	3,239,000	4,046,000																							3,121									250
Exercisable at end of period (in shares)													2,283,000																									2,497									0
Weighted average exercise price [Abstract]
Beginning balance (in dollars per share)												$ 8.79	$ 13.1	$ 19.7	$ 23.06																							$ 8.79									$ 0
Granted (in dollars per share)													$ 7.87	$ 9.39	$ 6.58																							$ 7.81									$ 7.81
Exercised (in dollars per share)	$ 14												$ 5.82	$ 7.64	$ 0																							$ 6.24
Forfeited (in dollars per share)													$ 28.24	$ 29.7	$ 25.46																							$ 8.99
Ending balance (in dollars per share)													$ 8.79	$ 13.1	$ 19.7																							$ 8.65				$ 7.99					$ 7.81		$ 7.04
Exercisable at end of period (in dollars per share)													$ 8.79																									$ 8.79									$ 0
Share Based Compensation Arrangement By Share Based Payment Award Options Aggregate Intrinsic Value [Abstract]
Ending balance													$ 197
Exercisable													197
Options exercised during period, total intrinsic value													100	1,500
Out-of-the money options included in outstanding balance (in shares)												1.3	2,100,000
Out Of Money Options Included In Outstanding Balance expect to be expired												0.2	202,000
Unrecognized pre-tax compensation expense related to share based compensation												2,800	200											9,000	3,800
Unrecognized pre-tax compensation expense expected to be recognized over a weighted average period (in years)												1 year 10 months 24 days												2 years 6 months	2 years 9 months 18 days											2 years 6 months
Service-based restricted shares of common stock granted to certain employees (in shares)																																					213,000									242,000
Share Based Compensation Arrangement By Share Based Payment Options Vested In Period Total Fair Value													5,500	4,400	5,200
Performance based restricted shares awarded				314,000		314,000
Expensed related to stock options awarded to CEO																			$ 1,200	$ 2,300	$ 1,200
Life Of Share Based Payment Award Maximum																																			7
Weighted average fair value at date of grant for options granted (in dollars per share)													$ 4.6	$ 5.42	$ 3.69
Fair value assumptions used in estimating option grants [Abstract]
Risk-free interest rate (in hundredths)													0.80%	1.52%	2.20%
Expected dividend yield (in hundredths)													0.00%	0.00%	0.00%
Expected stock price volatility (in hundredths)													75.63%	73.36%	69.45%
Restricted stock activity, shares [Roll forward]
Non-vested at beginning of year (in shares)																																										797,000							423,000
Granted (in shares)																															88,000	61,000	97,000									773							344
Vested (in shares)																																										(291)							(85)
Forfeited (in shares)																																										0							(314)
Non-vested at end of year (in shares)																																										1,279							368
Weighted average grant-date fair value [Abstract]
Non-vested at beginning of year (in dollars per share)																																										$ 8.37							$ 7.75
Granted (in dollars per share)																																										$ 7.42							$ 6.99
Vested (in dollars per share)																																										$ 7.5							$ 7.29
Forfeited (in dollars per share)																																										$ 0							$ 7.87
Ending balance (in dollars per share)													$ 8.79	$ 13.1	$ 19.7																							$ 8.65				$ 7.99					$ 7.81		$ 7.04
Exercisable at end of period (in dollars per share)													$ 8.79																									$ 8.79									$ 0

COMMITMENTS AND CONTINGENCIES (Details) (USD $)	6 Months Ended	12 Months Ended
	Dec. 04, 2012	May 31, 2011	Jun. 05, 2012
Insurance Claims [Member]
Litigation [Abstract]
Number of claims administrators against whom Company has indemnification claims in the event of potential liability to secondary carrier	2
Dan Maddy v Ruby Tuesday [Member]
Litigation [Abstract]
Payment made by our secondary insurance carrier for Maddy lawsuit settlement	$ 2,750,000	$ 2,750,000
Number of claims administrators against whom Company has indemnification claims in the event of potential liability to secondary carrier			2
Pennsylvania [Member]
Guarantor Obligations [Line Items]
Number of restaurants alleged violators of the Age Discrimination in Employment Act	5
Ohio [Member]
Guarantor Obligations [Line Items]
Number of restaurants alleged violators of the Age Discrimination in Employment Act	1

FAIR VALUE MEASUREMENTS (Details) (USD $) In Thousands, unless otherwise specified	Dec. 04, 2012	Jun. 05, 2012	May 31, 2011	Dec. 04, 2012 Carrying (Reported) Amount, Fair Value Disclosure [Member]	Jun. 05, 2012 Carrying (Reported) Amount, Fair Value Disclosure [Member]	May 31, 2011 Carrying (Reported) Amount, Fair Value Disclosure [Member]	Dec. 04, 2012 Estimate of Fair Value, Fair Value Disclosure [Member]	Jun. 05, 2012 Estimate of Fair Value, Fair Value Disclosure [Member]	May 31, 2011 Estimate of Fair Value, Fair Value Disclosure [Member]	Jan. 09, 2013 Marlin & Ray's [Member]	Jan. 09, 2013 Wok Hay [Member]	Jan. 09, 2013 Lime Fresh [Member]	Dec. 04, 2012 Fair Value, Inputs, Level 2 [Member]	Jun. 05, 2012 Fair Value, Inputs, Level 2 [Member]	Dec. 04, 2012 Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 1 [Member]	Jun. 05, 2012 Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 1 [Member]	May 31, 2011 Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 1 [Member]	Jun. 05, 2012 Fair Value, Measurements, Nonrecurring [Member]		May 31, 2011 Fair Value, Measurements, Nonrecurring [Member]		Jun. 05, 2012 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 1 [Member]		May 31, 2011 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 1 [Member]		Dec. 04, 2012 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 2 [Member]		Nov. 29, 2011 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 04, 2012 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 2 [Member]		Nov. 29, 2011 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 2 [Member]	Jun. 05, 2012 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 2 [Member]		May 31, 2011 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 2 [Member]		Jun. 05, 2012 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 3 [Member]		May 31, 2011 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Deferred compensation plan: other investments - Assets															$ 8,240	$ 7,974	$ 8,792
Deferred compensation plan: other investments - Liabilities															(8,240)	(7,974)	(8,792)
Deferred compensation plan: RTI common stock - Equity															1,063	1,008	0
Deferred compensation plan: RTI common stock - Equity															(1,063)	(1,008)	0
Total															0	0	0
Long-lived assets held for sale																		26,495	[1]	24,686	[1]	0	[1]	0	[1]	23,303	[2]		23,303	[2]		26,495	[2]	24,686	[1]	0	[1]	0	[1]
Long-lived assets held for use																		385		747		0		0		8,204			8,204			385		747		0		0
Total																		26,880		25,433		0		0		31,507			31,507			26,880		25,433		0		0
Long lived assets held for sale included in construction in progress		21,800	23,300										19,100	21,800
Long-lived assets held for sale																		891	[1]	1,600	[1]					354		0	511		206
Long-lived assets held for use																		12,742		4,498						18,160		630	18,451		630
Total impairment of long-lived assets																		13,633		6,098						18,514		630	18,962		836
Number of Restaurants	742	714								13	1	2
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Long-term debt and capital leases				308,697	326,663	344,274	303,769	312,225	348,272
Letters of credit				$ 0	$ 0	$ 0	$ 245	$ 222	$ 178

[1]	Included in the carrying value of long-lived assets held for sale as of June 5, 2012 and May 31, 2011 are $21.8 million and $23.3 million, respectively, of assets included in Construction in progress and other in the Consolidated Balance Sheets as we do not expect to sell these assets within the next 12 months.
[2]	Included in the carrying value of long-lived assets held for sale as of December 4, 2012 and June 5, 2012 are $19.1 million and $21.8 million, respectively, of assets included in Construction in progress in the Condensed Consolidated Balance Sheets as we do not expect to sell these assets within the next 12 months.

RELATED PARTY TRANSACTIONS (Details) (USD $)	Dec. 04, 2012	Jun. 05, 2012	Dec. 04, 2012 50 Eggs [Member]	Dec. 04, 2012 50 Eggs [Member]	Dec. 04, 2012 50 Eggs [Member] Lime Fresh [Member]	Dec. 04, 2012 50 Eggs [Member] Marlin & Ray's [Member]	Dec. 04, 2012 Gourmet Market, Inc. [Member]	Nov. 29, 2011 Gourmet Market, Inc. [Member]	Dec. 04, 2012 Gourmet Market, Inc. [Member]	Nov. 29, 2011 Gourmet Market, Inc. [Member]	Dec. 04, 2012 Gourmet Market, Inc. [Member] Truffles [Member]	Dec. 04, 2012 Gourmet Market, Inc. [Member] Truffles [Member] Contingency Option 1 [Member]	Dec. 04, 2012 Gourmet Market, Inc. [Member] Truffles [Member] Contingency Option 2 [Member]
Related Party Transaction [Line Items]
Number of contracts				2
Monthly fee for marketing services					$ 52,500	$ 26,250
Payments to related party			200,000	600,000			14,423	38,265	53,250	98,097
Percentage of gross sales, licensing fee (in hundredths)									2.00%
Term of agreement									2 years
Monthly payments during first 12 months of agreement									20,833
Monthly payments during second 12 months of agreement									$ 10,417
Number of Restaurants	742	714									2	18	40
Contingency time period												5 years	10 years

SUBSEQUENT EVENTS (Details) (USD $) Share data in Millions, unless otherwise specified	3 Months Ended	6 Months Ended						12 Months Ended			6 Months Ended								6 Months Ended		6 Months Ended
	Dec. 04, 2012	Dec. 04, 2012	Jun. 05, 2012	Jan. 09, 2013 Marlin & Ray's [Member]	Jan. 09, 2013 Wok Hay [Member]	Jan. 09, 2013 Lime Fresh [Member]	Jan. 09, 2013 Truffles [Member]	Jun. 05, 2012 Subsequent Event [Member]	Jan. 09, 2013 Subsequent Event [Member]	Jun. 20, 2012 Subsequent Event [Member]	Dec. 04, 2012 Subsequent Event [Member] Minimum [Member]	Dec. 04, 2012 Subsequent Event [Member] Maximum [Member]	Jan. 09, 2013 Subsequent Event [Member] Marlin & Ray's [Member]	Jan. 09, 2013 Subsequent Event [Member] Wok Hay [Member]	Jan. 09, 2013 Subsequent Event [Member] Lime Fresh [Member]	Jan. 09, 2013 Subsequent Event [Member] Truffles [Member]	Jan. 08, 2013 Subsequent Event [Member] Share Repurchase Program [Member]	Dec. 04, 2012 Subsequent Event [Member] Share Repurchase Program [Member]	Dec. 04, 2012 Subsequent Event [Member] Senior Notes [Member]	Dec. 04, 2012 Subsequent Event [Member] Bankruptcy Restructuring [Member]	Dec. 04, 2012 Subsequent Event [Member] Sale Leaseback Transaction [Member]
Restaurant Closures [Abstract]
Number of Restaurants	742	742	714	13	1	2	2		16	13			13	1	2	2					2
Lease termination charge											$ 2,000,000	$ 5,000,000
Sale-leaseback transaction [Abstract]
Sale-leaseback transaction, gross proceeds	11,700,000	32,000,000						20,200,000													4,700,000
Sale-leaseback transaction, costs	600,000	1,600,000						1,000,000													200,000
Sale-leaseback transaction, carrying value								14,200,000													3,800,000
Sale-leaseback transaction, lease terms								P15Y													15 years
Sale-leaseback transaction, lease renewal terms (in years)		20 years						20 years													20 years
Sale-leaseback transaction, deferred gain								5,000,000													800,000
Share repurchases [Abstract]
Stock repurchase amount																			3,200,000
Stock repurchase (in shares)																	12.7	0.4
Additional shares authorized to be repurchased (in shares)																	10
TR Midwest Restructuring [Abstract]
Remaining lease exposure																				$ 800,000

SUPPLEMENTAL CONDENSED CONSOLIDATING FINANCIAL STATEMENTS, Balance Sheet (Details) (USD $) In Thousands, unless otherwise specified	Dec. 04, 2012	Jun. 05, 2012	Nov. 29, 2011	May 31, 2011	Jun. 01, 2010	Jun. 02, 2009
Current assets:
Cash and cash equivalents	$ 25,594	$ 48,184	$ 8,886	$ 9,722	$ 9,569	$ 9,760
Accounts receivable	6,772	4,700		7,531
Inventories	39,345	29,030		34,470
Income tax receivable	1,822	837		3,077
Deferred income taxes	30,074	27,134		14,429
Other current assets	16,993	18,383		14,137
Total current assets	120,600	128,268		83,366
Property and equipment, net	910,898	966,605		1,031,151
Goodwill	9,022	7,989		15,571	0
Investment in subsidiaries	0	0		0
Due from/(to) subsidiaries	0	0		0
Other assets	68,620	70,675		56,938
Total assets	1,109,140	1,173,537		1,187,026
Current liabilities:
Accounts payable	28,641	34,948		29,807
Accrued and other current liabilities	84,806	84,822		74,427
Current maturities of long-term debt, including capital leases	9,988	12,454		15,090
Income tax payable	0	0		0
Total current liabilities	123,435	132,224		119,324
Long-term debt and capital leases, net of current maturities	298,709	314,209		329,184
Deferred income taxes	19,858	37,567		42,923
Due to/(from) subsidiaries	0	0		0
Other deferred liabilities	121,217	113,313		103,882
Total liabilities	563,219	597,313		595,313
Shareholders' equity:
Common stock	621	640		651
Capital in excess of par value	72,281	90,856		104,941
Retained earnings	486,516	498,985		499,173
Accumulated other comprehensive loss	(13,497)	(14,257)		(13,052)
Total shareholders' equity	545,921	576,224		591,713	538,100	416,366
Total liabilities & shareholders' equity	1,109,140	1,173,537		1,187,026
Parent [Member]
Current assets:
Cash and cash equivalents	25,379	47,986	8,685	9,490	9,427	9,618
Accounts receivable	2,975	2,234		3,360
Inventories	28,196	20,896		24,619
Income tax receivable	112,739	97,290		72,608
Deferred income taxes	20,760	19,030		10,246
Other current assets	12,455	15,216		11,308
Total current assets	202,504	202,652		131,631
Property and equipment, net	679,413	727,379		779,718
Goodwill	9,022	7,989		1,440
Investment in subsidiaries	206,244	204,386		225,054
Due from/(to) subsidiaries	74,813	78,799		46,861
Other assets	46,649	47,144		41,924
Total assets	1,218,645	1,268,349		1,226,628
Current liabilities:
Accounts payable	21,070	28,302		24,693
Accrued and other current liabilities	51,586	55,301		48,650
Current maturities of long-term debt, including capital leases	(339)	(344)		0
Income tax payable	0	0		0
Total current liabilities	72,317	83,259		73,343
Long-term debt and capital leases, net of current maturities	235,721	246,892		221,630
Deferred income taxes	7,334	20,910		20,396
Due to/(from) subsidiaries	252,080	245,257		232,161
Other deferred liabilities	105,272	95,807		87,385
Total liabilities	672,724	692,125		634,915
Shareholders' equity:
Common stock	621	640		651
Capital in excess of par value	72,281	90,856		104,941
Retained earnings	486,516	498,985		499,173
Accumulated other comprehensive loss	(13,497)	(14,257)		(13,052)
Total shareholders' equity	545,921	576,224		591,713
Total liabilities & shareholders' equity	1,218,645	1,268,349		1,226,628
Guarantors [Member]
Current assets:
Cash and cash equivalents	215	198	201	232	142	142
Accounts receivable	3,797	2,466		4,171
Inventories	11,149	8,134		9,851
Income tax receivable	0	0		0
Deferred income taxes	9,314	8,104		4,183
Other current assets	4,538	3,167		2,829
Total current assets	29,013	22,069		21,266
Property and equipment, net	231,485	239,226		251,433
Goodwill	0	0		14,131
Investment in subsidiaries	0	0		0
Due from/(to) subsidiaries	252,080	245,257		232,161
Other assets	21,971	23,531		15,014
Total assets	534,549	530,083		534,005
Current liabilities:
Accounts payable	7,571	6,646		5,114
Accrued and other current liabilities	33,220	29,521		25,777
Current maturities of long-term debt, including capital leases	10,327	12,798		15,090
Income tax payable	110,917	96,453		69,531
Total current liabilities	162,035	145,418		115,512
Long-term debt and capital leases, net of current maturities	62,988	67,317		107,554
Deferred income taxes	12,524	16,657		22,527
Due to/(from) subsidiaries	74,813	78,799		46,861
Other deferred liabilities	15,945	17,506		16,497
Total liabilities	328,305	325,697		308,951
Shareholders' equity:
Common stock	0	0		0
Capital in excess of par value	0	0		0
Retained earnings	206,244	204,386		225,054
Accumulated other comprehensive loss	0	0		0
Total shareholders' equity	206,244	204,386		225,054
Total liabilities & shareholders' equity	534,549	530,083		534,005
Eliminations [Member]
Current assets:
Cash and cash equivalents	0	0	0	0	0	0
Accounts receivable	0	0		0
Inventories	0	0		0
Income tax receivable	(110,917)	(96,453)		(69,531)
Deferred income taxes	0	0		0
Other current assets	0	0		0
Total current assets	(110,917)	(96,453)		(69,531)
Property and equipment, net	0	0		0
Goodwill	0	0		0
Investment in subsidiaries	(206,244)	(204,386)		(225,054)
Due from/(to) subsidiaries	(326,893)	(324,056)		(279,022)
Other assets	0	0		0
Total assets	(644,054)	(624,895)		(573,607)
Current liabilities:
Accounts payable	0	0		0
Accrued and other current liabilities	0	0		0
Current maturities of long-term debt, including capital leases	0	0		0
Income tax payable	(110,917)	(96,453)		(69,531)
Total current liabilities	(110,917)	(96,453)		(69,531)
Long-term debt and capital leases, net of current maturities	0	0		0
Deferred income taxes	0	0		0
Due to/(from) subsidiaries	(326,893)	(324,056)		(279,022)
Other deferred liabilities	0	0		0
Total liabilities	(437,810)	(420,509)		(348,553)
Shareholders' equity:
Common stock	0	0		0
Capital in excess of par value	0	0		0
Retained earnings	(206,244)	(204,386)		(225,054)
Accumulated other comprehensive loss	0	0		0
Total shareholders' equity	(206,244)	(204,386)		(225,054)
Total liabilities & shareholders' equity	$ (644,054)	$ (624,895)		$ (573,607)

SUPPLEMENTAL CONDENSED CONSOLIDATING FINANCIAL STATEMENTS, Statements of Operations (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended									6 Months Ended		12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012	Feb. 28, 2012	Nov. 29, 2011	Aug. 30, 2011	May 31, 2011	Mar. 01, 2011	Nov. 30, 2010	Aug. 31, 2010	Dec. 04, 2012	Nov. 29, 2011	Jun. 05, 2012	Jun. 05, 2012	May 31, 2011	Jun. 01, 2010
Revenue:
Restaurant sales and operating revenue	$ 302,753			$ 306,155						$ 634,018	$ 635,009	$ 1,320,040	$ 1,320,040	$ 1,258,015	$ 1,188,043
Franchise revenue	1,480			1,250						3,136	2,741	5,738	5,738	7,147	6,753
Total revenue	304,233	363,203	324,825	307,405	330,345	352,962	319,063	290,451	302,686	637,154	637,750	1,325,778	1,325,778	1,265,162	1,194,796
Operating costs and expenses:
Cost of merchandise	84,297			91,562						173,822	189,137	380,520	380,520	365,653	344,462
Payroll and related costs	102,788			105,814						212,022	216,675	447,395	447,395	415,200	389,111
Other restaurant operating costs	66,996			64,801						134,152	133,538	266,647	266,647	255,364	240,402
Depreciation	15,120			16,414						30,512	32,700	65,297	65,297	62,878	63,767
Selling, general and administrative	38,958			25,410						82,387	53,797	121,961	121,961	93,114	78,118
Intercompany selling, general, and administrative allocations	0			0						0	0	0		0	0
Closures and impairments	18,251			653						19,375	1,098	18,665	18,665	6,249	3,776
Equity in losses/(earnings) of unconsolidated franchises	0			0						0	0	0		574	328
Interest expense, net	7,181			4,498						13,971	8,895	23,312	23,312	13,508	17,074
Intercompany interest expense/(income)	0			0						0	0	0		0	0
Gain on extinguishment of debt	(571)									(571)
Total operating and costs and expenses	333,020			309,152						665,670	635,840	1,340,716	1,340,716	1,212,540	1,137,038
(Loss)/income before income taxes	(28,787)	(18,080)	1,232	(1,747)	3,657	15,732	15,545	5,268	16,077	(28,516)	1,910	(14,938)	(14,938)	52,622	57,758
(Benefit)/provision for income taxes	(13,719)	(12,264)	(3,304)	254	564	1,816	(455)	703	3,680	(16,047)	818	(14,750)	(14,750)	5,744	12,414
Net (loss)/income	(15,068)	(5,816)	4,536	(2,001)	3,093	13,916	16,000	4,565	12,397	(12,469)	1,092	(188)	(188)	46,878	45,344
Other comprehensive income:
Pension liability reclassification, net of tax	380			308						761	616		1,205	(125)	1,260
Total comprehensive (loss)/income	(14,688)			(1,693)						(11,708)	1,708		(1,393)	47,003	44,084
Parent [Member]
Revenue:
Restaurant sales and operating revenue	220,193			221,244						462,916	458,688	955,744		986,936	993,839
Franchise revenue	41			37						133	112	216		429	299
Total revenue	220,234			221,281						463,049	458,800	955,960		987,365	994,138
Operating costs and expenses:
Cost of merchandise	61,388			66,090						127,172	136,534	275,555		286,437	287,940
Payroll and related costs	73,437			74,196						151,536	151,972	314,990		319,145	319,746
Other restaurant operating costs	48,027			45,850						96,039	94,176	189,775		202,258	196,938
Depreciation	11,201			12,175						22,665	24,278	48,393		50,283	54,142
Selling, general and administrative	25,381			16,693						54,808	35,529	80,818		58,912	65,663
Intercompany selling, general, and administrative allocations	16,442			16,598						34,484	34,389	71,670		73,709	67,968
Closures and impairments	17,643			659						18,507	1,091	13,213		4,086	3,117
Equity in losses/(earnings) of unconsolidated franchises	(8,854)			(9,161)						(20,814)	(20,401)	(34,513)		(57,533)	(56,730)
Interest expense, net	5,757			2,430						11,057	4,684	13,295		8,157	13,576
Intercompany interest expense/(income)	3,435			3,251						6,822	6,494	13,096		12,888	12,560
Gain on extinguishment of debt	(571)									(571)
Total operating and costs and expenses	253,286			228,781						501,705	468,746	987,732		958,342	964,920
(Loss)/income before income taxes	(33,052)			(7,500)						(38,656)	(9,946)	(31,772)		29,023	29,218
(Benefit)/provision for income taxes	(17,984)			(5,499)						(26,187)	(11,038)	(31,584)		(17,855)	(16,126)
Net (loss)/income	(15,068)			(2,001)						(12,469)	1,092	(188)		46,878	45,344
Other comprehensive income:
Pension liability reclassification, net of tax	380			308						761	616
Total comprehensive (loss)/income	(14,688)			(1,693)						(11,708)	1,708
Guarantors [Member]
Revenue:
Restaurant sales and operating revenue	82,560			84,911						171,102	176,321	364,296		271,079	194,204
Franchise revenue	1,439			1,213						3,003	2,629	5,522		6,718	6,454
Total revenue	83,999			86,124						174,105	178,950	369,818		277,797	200,658
Operating costs and expenses:
Cost of merchandise	22,909			25,472						46,650	52,603	104,965		79,216	56,522
Payroll and related costs	29,351			31,618						60,486	64,703	132,405		96,055	69,365
Other restaurant operating costs	18,969			18,951						38,113	39,362	76,872		53,106	43,464
Depreciation	3,919			4,239						7,847	8,422	16,904		12,595	9,625
Selling, general and administrative	13,577			8,717						27,579	18,268	41,143		34,202	12,455
Intercompany selling, general, and administrative allocations	(16,442)			(16,598)						(34,484)	(34,389)	(71,670)		(73,709)	(67,968)
Closures and impairments	608			(6)						868	7	5,452		2,163	659
Equity in losses/(earnings) of unconsolidated franchises	0			0						0	0	0		500	(81)
Interest expense, net	1,424			2,068						2,914	4,211	10,017		5,351	3,498
Intercompany interest expense/(income)	(3,435)			(3,251)						(6,822)	(6,494)	(13,096)		(12,888)	(12,560)
Gain on extinguishment of debt	0									0
Total operating and costs and expenses	70,880			71,210						143,151	146,693	318,471		196,591	114,979
(Loss)/income before income taxes	13,119			14,914						30,954	32,257	51,347		81,206	85,679
(Benefit)/provision for income taxes	4,265			5,753						10,140	11,856	16,834		23,599	28,540
Net (loss)/income	8,854			9,161						20,814	20,401	34,513		57,607	57,139
Other comprehensive income:
Pension liability reclassification, net of tax	0			0						0	0
Total comprehensive (loss)/income	8,854			9,161						20,814	20,401
Eliminations [Member]
Revenue:
Restaurant sales and operating revenue	0			0						0	0	0		0	0
Franchise revenue	0			0						0	0	0		0	0
Total revenue	0			0						0	0	0		0	0
Operating costs and expenses:
Cost of merchandise	0			0						0	0	0		0	0
Payroll and related costs	0			0						0	0	0		0	0
Other restaurant operating costs	0			0						0	0	0		0	0
Depreciation	0			0						0	0	0		0	0
Selling, general and administrative	0			0						0	0	0		0	0
Intercompany selling, general, and administrative allocations	0			0						0	0	0		0	0
Closures and impairments	0			0						0	0	0		0	0
Equity in losses/(earnings) of unconsolidated franchises	8,854			9,161						20,814	20,401	34,513		57,607	57,139
Interest expense, net	0			0						0	0	0		0	0
Intercompany interest expense/(income)	0			0						0	0	0		0	0
Gain on extinguishment of debt	0									0
Total operating and costs and expenses	8,854			9,161						20,814	20,401	34,513		57,607	57,139
(Loss)/income before income taxes	(8,854)			(9,161)						(20,814)	(20,401)	(34,513)		(57,607)	(57,139)
(Benefit)/provision for income taxes	0			0						0	0	0		0	0
Net (loss)/income	(8,854)			(9,161)						(20,814)	(20,401)	(34,513)		(57,607)	(57,139)
Other comprehensive income:
Pension liability reclassification, net of tax	0			0						0	0
Total comprehensive (loss)/income	$ (8,854)			$ (9,161)						$ (20,814)	$ (20,401)

SUPPLEMENTAL CONDENSED CONSOLIDATING FINANCIAL STATEMENTS, Statements of Cash Flows (Details) (USD $) In Thousands, unless otherwise specified	6 Months Ended		12 Months Ended
	Dec. 04, 2012	Nov. 29, 2011	Jun. 05, 2012	Jun. 05, 2012	May 31, 2011	Jun. 01, 2010
Condensed Financial Statements, Captions [Line Items]
Net cash provided by operating activities	$ 609	$ 36,985	$ 112,251	$ 112,251	$ 116,292	$ 140,264
Investing activities:
Purchases of property and equipment	(18,505)	(20,664)	(37,966)	(37,966)	(26,684)	(17,672)
Proceeds from sale-leaseback transactions, net	30,408	0	21,150	21,150
Proceeds from disposal of assets	2,085	1,527	5,994	5,994	6,741	5,479
Insurance proceeds from property claims	0	1,548		1,548
Other, net	126	(293)	1,151		(292)	2,754
Net cash provided/(used) by investing activities	14,114	(17,882)	(33,755)	(33,755)	(24,492)	(9,439)
Financing activities:
Net proceeds from revolving credit facility	0	5,000	(177,000)	(177,000)	(67,900)	(115,300)
Principal payments on long-term debt	(17,485)	(6,645)	(85,557)	(85,557)	(23,437)	(88,841)
Stock repurchases	(20,012)	(18,441)	(18,441)	(18,441)
Proceeds from exercise of stock options	173	123	355	355	1,903
Excess tax benefits from share-based compensation	11	24	36	36	599
Intercompany transactions	0	0	0		0	0
Net cash provided/(used) by financing activities	(37,313)	(19,939)	(40,034)	(40,034)	(91,647)	(131,016)
(Decrease)/increase in cash and cash equivalents	(22,590)	(836)	38,462	38,462	153	(191)
Cash and cash equivalents:
Beginning of year	48,184	9,722		9,722	9,569	9,760
End of year	25,594	8,886	48,184	48,184	9,722	9,569
Parent [Member]
Condensed Financial Statements, Captions [Line Items]
Net cash provided by operating activities	(15,104)	17,789	48,516		30,523	120,332
Investing activities:
Purchases of property and equipment	(14,936)	(14,404)	(28,253)		(16,592)	(13,988)
Proceeds from sale-leaseback transactions, net	30,408		21,150
Proceeds from disposal of assets	885	1,367	5,834		6,646	4,676
Insurance proceeds from property claims		1,548
Other, net	126	(293)	1,151		(292)	2,754
Net cash provided/(used) by investing activities	16,483	(11,782)	(24,202)		(12,237)	(6,558)
Financing activities:
Net proceeds from revolving credit facility		5,000	(177,000)		(26,800)	(115,300)
Principal payments on long-term debt	(10,981)	(13)	(44,437)		(4,001)	(84,350)
Stock repurchases	(20,012)	(18,441)	(18,441)
Proceeds from exercise of stock options	173	123	355		1,903
Excess tax benefits from share-based compensation	11	24	36		599
Intercompany transactions	6,823	6,495	13,096		12,888	12,560
Net cash provided/(used) by financing activities	(23,986)	(6,812)	14,182		(18,223)	(113,965)
(Decrease)/increase in cash and cash equivalents	(22,607)	(805)	38,496		63	(191)
Cash and cash equivalents:
Beginning of year	47,986	9,490		9,490	9,427	9,618
End of year	25,379	8,685	47,986	47,986	9,490	9,427
Guarantors [Member]
Condensed Financial Statements, Captions [Line Items]
Net cash provided by operating activities	27,846	40,250	105,820		123,534	52,178
Investing activities:
Purchases of property and equipment	(3,569)	(6,260)	(9,713)		(10,092)	(3,684)
Proceeds from sale-leaseback transactions, net	0		0
Proceeds from disposal of assets	1,200	160	160		95	803
Insurance proceeds from property claims		0
Other, net	0	0	0		0	0
Net cash provided/(used) by investing activities	(2,369)	(6,100)	(9,553)		(12,255)	(2,881)
Financing activities:
Net proceeds from revolving credit facility		0	0		(41,100)	0
Principal payments on long-term debt	(6,504)	(6,632)	(41,120)		(19,436)	(4,491)
Stock repurchases	0	0	0
Proceeds from exercise of stock options		0	0
Excess tax benefits from share-based compensation		0	0
Intercompany transactions	(18,956)	(27,549)	(55,181)		(50,653)	(44,806)
Net cash provided/(used) by financing activities	(25,460)	(34,181)	(96,301)		(111,189)	(49,297)
(Decrease)/increase in cash and cash equivalents	17	(31)	(34)		90	0
Cash and cash equivalents:
Beginning of year	198	232		232	142	142
End of year	215	201	198	198	232	142
Eliminations [Member]
Condensed Financial Statements, Captions [Line Items]
Net cash provided by operating activities	(12,133)	(21,054)	(42,085)		(37,765)	(32,246)
Investing activities:
Purchases of property and equipment	0	0	0		0	0
Proceeds from sale-leaseback transactions, net	0		0
Proceeds from disposal of assets	0	0	0		0	0
Insurance proceeds from property claims		0
Other, net	0	0	0		0	0
Net cash provided/(used) by investing activities	0	0	0		0	0
Financing activities:
Net proceeds from revolving credit facility		0	0		0	0
Principal payments on long-term debt	0	0	0		0	0
Stock repurchases	0	0	0
Proceeds from exercise of stock options		0	0
Excess tax benefits from share-based compensation		0	0
Intercompany transactions	12,133	21,054	42,085		37,765	32,246
Net cash provided/(used) by financing activities	12,133	21,054	42,085		37,765	32,246
(Decrease)/increase in cash and cash equivalents	0	0	0		0	0
Cash and cash equivalents:
Beginning of year	0	0		0	0	0
End of year	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0

Summary of Significant Accounting Policies 10-K (Details) (USD $)	3 Months Ended											6 Months Ended		12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012		Feb. 28, 2012	Nov. 29, 2011	Aug. 30, 2011	May 31, 2011		Mar. 01, 2011	Nov. 30, 2010	Aug. 31, 2010	Dec. 04, 2012	Nov. 29, 2011	Jun. 05, 2012		Jun. 05, 2012		May 31, 2011		Jun. 01, 2010
Summary of Significant Accounting Policies [Abstract]
Number of Foreign Countries in which Entity Operates under Ruby Tuesday brand		12												12		12
Franchisor Disclosure [Line Items]
Number of restaurants	742	714										742		714		714
Ownership percentage for franchise partnerships, minimum (in hundredths)		1.00%												1.00%		1.00%
Ownership percentage for franchise partnerships, maximum (in hundredths)		50.00%												50.00%		50.00%
Number Of Franchise Partnerships Acquired																		11
Additional Restaurant sales and operating revenue from impact of 53rd week																$ 23,400,000
Additional earning per share from impact of 53rd week (in dollars per share)																$ 0.03
Number of years from date of purchase within which substantially all guests utilize gift cards (in years)		2 years												2 years		2 years
Number Of Months After Date Of Activation Card Breakage For Non- Escheatable Amounts Is Recognized		24 months												24 months		24 months
Gift card breakage income																1,800,000		1,500,000		1,800,000
Franchise royalties (in hundredths)		4.00%												4.00%		4.00%
Royalty Fee Allowed Per Franchise Agreements Maximum		4.00%												4.00%		4.00%
Support Service Fee Allowed Per Franchise Agreements Maximum		1.50%												1.50%		1.50%
Marketing And Purchasing Fee Allowed Per Franchise Agreements Maximum		1.50%												1.50%		1.50%
Advertising Fee Allowed Per Franchise Agreements Maximum (in hundredths)		3.00%												3.00%		3.00%
Past due days for franchise fee revenue not recognized																60 days
Unearned income for franchise fees							1,200,000											1,200,000
Marketing expenses, net of franchise reimbursements																47,900,000		27,800,000		15,400,000
Calculation of weighted-average common and dilutive potential common shares outstanding [Abstract]
Net (loss)/income	(15,068,000)	(5,816,000)		4,536,000	(2,001,000)	3,093,000	13,916,000		16,000,000	4,565,000	12,397,000	(12,469,000)	1,092,000	(188,000)		(188,000)		46,878,000		45,344,000
Weighted-average common shares outstanding (in shares)	62,005,000				62,598,000							62,409,000	63,177,000			62,916,000		64,029,000		61,533,000
Dilutive effect of stock options and restricted stock (in shares)	0				0							0	552			0		919,000		337,000
Weighted average common and dilutive potential common shares outstanding (in shares)	62,005,000				62,598,000							62,409,000	63,729,000			62,916,000		64,948,000		61,870,000
Basic earnings/(loss) per share (in dollars per share)	$ (0.24)	$ (0.09)		$ 0.07	$ (0.03)	$ 0.05	$ 0.22		$ 0.25	$ 0.07	$ 0.19	$ (0.2)	$ 0.02			$ 0		$ 0.73		$ 0.74
Diluted earnings/(loss) per share (in dollars per share)	$ (0.24)	$ (0.09)		$ 0.07	$ (0.03)	$ 0.05	$ 0.21		$ 0.25	$ 0.07	$ 0.19	$ (0.2)	$ 0.02			$ 0		$ 0.72		$ 0.73
Antidilutive Securities Excluded from Computation of Earnings Per Share [Line Items]
Total shares that did not impact the computation of diluted earnings per share (in shares)	5,018				4,547							4,378	2,973			3,936,000		2,938,000		5,334,000
Property, Plant and Equipment [Line Items]
Goodwill associated with certain acquisitions		7,989,000					15,571,000							7,989,000		7,989,000		15,571,000
Goodwill impairment loss, net of tax		12,000,000														12,000,000
Goodwill [Roll forward)
Balance, beginning of period						15,571,000					0	7,989,000	15,571,000			15,571,000		0
Acquisitions																7,989,000		15,571,000
Adjustments to purchase price allocations																1,348,000
Impairment		(16,919,000)												(16,919,000)		(16,919,000)
Balance, end of period	9,022,000	7,989,000					15,571,000					9,022,000		7,989,000		7,989,000		15,571,000		0
Amortization of intangibles												1,691,000	1,036,000			2,314,000		1,477,000		652,000
Finite-Lived Intangible Assets [Line Items]
Gross Carrying Amount		31,601,000					17,759,000							31,601,000		31,601,000		17,759,000
Accumulated Amortization		6,019,000					3,691,000							6,019,000		6,019,000		3,691,000
Unfavorable lease valuation liabilities		1,300,000					1,200,000							1,300,000		1,300,000		1,200,000
Future amortization expense for trademarks and reacquired franchise rights over next five years [Abstract]
Fiscal 2013		3,500,000												3,500,000		3,500,000
Fiscal 2014		3,300,000												3,300,000		3,300,000
Fiscal 2015		3,100,000												3,100,000		3,100,000
Fiscal 2016		2,800,000												2,800,000		2,800,000
Fiscal 2017		2,400,000												2,400,000		2,400,000
Error Corrections and Prior Period Adjustments Restatement [Line Items]
Restaurant sales and operating revenue	302,753,000				306,155,000							634,018,000	635,009,000	1,320,040,000		1,320,040,000		1,258,015,000		1,188,043,000
Payroll and related costs	102,788,000				105,814,000							212,022,000	216,675,000	447,395,000		447,395,000		415,200,000		389,111,000
Other restaurant operating costs	66,996,000				64,801,000							134,152,000	133,538,000	266,647,000		266,647,000		255,364,000		240,402,000
Selling, general and administrative, net	38,958,000				25,410,000							82,387,000	53,797,000	121,961,000		121,961,000		93,114,000		78,118,000
Interest expense, net	7,181,000				4,498,000							13,971,000	8,895,000	23,312,000		23,312,000		13,508,000		17,074,000
Income before income taxes	(28,787,000)	(18,080,000)		1,232,000	(1,747,000)	3,657,000	15,732,000		15,545,000	5,268,000	16,077,000	(28,516,000)	1,910,000	(14,938,000)		(14,938,000)		52,622,000		57,758,000
As Presented Year Ended [Member]
Property, Plant and Equipment [Line Items]
Goodwill associated with certain acquisitions							15,571,000											15,571,000
Error Corrections and Prior Period Adjustments Restatement [Line Items]
Restaurant sales and operating revenue														1,320,098,000
Payroll and related costs														455,087,000				422,230,000		396,877,000
Other restaurant operating costs														270,132,000				256,632,000		240,947,000
Selling, general and administrative, net														114,534,000				85,971,000		70,526,000
Interest expense, net														19,620,000				12,353,000		16,355,000
Income before income taxes														(14,938,000)				52,622,000		57,758,000
Reclassifications and Corrections [Member]
Error Corrections and Prior Period Adjustments Restatement [Line Items]
Restaurant sales and operating revenue														(58,000)
Payroll and related costs														(7,692,000)				(7,030,000)		(7,766,000)
Other restaurant operating costs														(3,485,000)				(1,268,000)		(545,000)
Selling, general and administrative, net														7,427,000				7,143,000		7,592,000
Interest expense, net														3,692,000				1,155,000		719,000
Income before income taxes														0				0		0
Reacquired Franchise Rights [Member]
Finite-Lived Intangible Assets [Line Items]
Gross Carrying Amount		14,825,000					14,900,000							14,825,000		14,825,000		14,900,000
Accumulated Amortization		4,961,000					2,956,000							4,961,000		4,961,000		2,956,000
Favorable Lease Valuations [Member]
Finite-Lived Intangible Assets [Line Items]
Gross Carrying Amount		2,205,000	[1]				2,023,000	[1]						2,205,000	[1]	2,205,000	[1]	2,023,000	[1]
Accumulated Amortization		168,000	[1]				63,000	[1]						168,000	[1]	168,000	[1]	63,000	[1]
Trademarks [Member]
Finite-Lived Intangible Assets [Line Items]
Gross Carrying Amount		11,961,000					836,000							11,961,000		11,961,000		836,000
Accumulated Amortization		847,000					672,000							847,000		847,000		672,000
Acquired franchise agreements [Member]
Finite-Lived Intangible Assets [Line Items]
Gross Carrying Amount		2,460,000					0							2,460,000		2,460,000		0
Accumulated Amortization		39,000					0							39,000		39,000		0
Others [Member]
Finite-Lived Intangible Assets [Line Items]
Gross Carrying Amount		150,000					0							150,000		150,000		0
Accumulated Amortization		4,000					0							4,000		4,000		0
Weighted Average [Member]
Finite-Lived Intangible Assets [Line Items]
Weighted average amortization period																25 years 9 months 18 days
Restaurant and Other Equipment [Member]
Property, Plant and Equipment [Line Items]
Estimated useful lives of depreciable assets																P3Y
Building and Improvements [Member]
Property, Plant and Equipment [Line Items]
Estimated useful lives of depreciable assets																P3Y
Stock Options [Member]
Antidilutive Securities Excluded from Computation of Earnings Per Share [Line Items]
Total shares that did not impact the computation of diluted earnings per share (in shares)	3,371				3,404							3,002	2,074			2,716,000	[2]	2,517,000		4,450,000
Service-based Restricted Shares [Member]
Antidilutive Securities Excluded from Computation of Earnings Per Share [Line Items]
Total shares that did not impact the computation of diluted earnings per share (in shares)	1,647				1,143							1,376	899			1,220,000	[2]	421,000		884,000
Marlin and Ray's [Member]
Franchisor Disclosure [Line Items]
Number of restaurants		11												11		11
Truffles [Member]
Franchisor Disclosure [Line Items]
Number of restaurants		2												2		2
Wok Hay [Member]
Franchisor Disclosure [Line Items]
Number of restaurants		1												1		1
Ruby Tuesday [Member]
Franchisor Disclosure [Line Items]
Number of restaurants		714												714		714
Number of domestic and international franchise Ruby Tuesday restaurants located outside the Company's existing core markets		79												79		79
Number of states primarily outside the Company's existing core markets in which Entity Operates		14												14		14
Lime Fresh [Member]
Franchisor Disclosure [Line Items]
Number of restaurants		13												13		13
Number of domestic franchise restaurants		4												4		4
Finite-Lived Intangible Assets [Line Items]
Unfavorable lease valuation liabilities		$ 200,000												$ 200,000		$ 200,000

[1]	As of June 5, 2012 and May 31, 2011, we also had $1.3 million and $1.2 million, respectively, of unfavorable lease valuation liabilities which resulted from the terms of acquired franchise operating lease contracts being unfavorable relative to market terms of comparable leases on the acquisition date. In addition, as of June 5, 2012, we had a liability of $0.2 million which resulted from the terms of a Lime Fresh license agreement being unfavorable relative to market terms of a comparable license agreement. The majority of these liabilities is included within Other deferred liabilities in our Consolidated Balance Sheets. See Note 3 to the Consolidated Financial Statements for more information on the favorable and unfavorable lease valuations from our acquisitions of franchise partnerships during fiscal 2011 and Lime Fresh in fiscal 2012.
[2]	Due to a net loss for the year ended June 5, 2012, all then outstanding share-based awards were excluded from the computation of diluted loss per share.

Franchise Programs 10-K (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended					12 Months Ended
	Jun. 05, 2012	May 31, 2011	Jun. 01, 2010	Dec. 04, 2012 No Equity Interest in Operated Ruby Tuesday Restaurant [Member]	Jun. 05, 2012 No Equity Interest in Operated Ruby Tuesday Restaurant [Member]	Jun. 05, 2012 Eleven Franchise Partnerships [Member]	Jun. 05, 2012 Twelfth Franchise Partnership [Member]	Jun. 05, 2012 Franchise Partnerships [Member]	May 31, 2011 Franchise Partnerships [Member]	Jun. 01, 2010 Franchise Partnerships [Member]	Jun. 05, 2012 Other Domestic [Member]	May 31, 2011 Other Domestic [Member]	Jun. 01, 2010 Other Domestic [Member]	Jun. 05, 2012 International [Member]	May 31, 2011 International [Member]		Jun. 01, 2010 International [Member]	Jun. 05, 2012 Lime Fresh [Member]
Franchisor Disclosure [Line Items]
Number Of Franchisees					29													3
Restaurants operated by traditional franchisees				77	79													4
Remaining Membership Interests Acquired						99.00%	50.00%
Number of franchise partnerships acquired		11				11	1
Number Of Traditional Franchisees That Had Agreements To Develop New Franchised Ruby Tuesday Restaurants					10													1
Number Of Restaurants Opened By Traditional Franchisees Pursuant To Development Agreements	6	8	6					0	1	0	2	4	2	4	3	[1]	4	4	[2]
Development and licensing fee income in conjunction with new openings	$ 200	$ 400	$ 100
Deferred development and licensing fees	800	800
Guarantee Expense		$ 6,700
Number Of Franchise Partnerships For Which Debt Guarantee Payment Was Made To Lender By Company		2

[1]	Includes one Wok Hay opening.
[2]	As discussed further in Note 3 to the Consolidated Financial Statements, on April 11, 2012 we acquired the royalty stream from four open, and one not yet open, Lime Fresh franchise restaurants.

Business and License Acquisitions 10-K (Details) (USD $)	12 Months Ended											3 Months Ended	12 Months Ended															12 Months Ended
	Jun. 05, 2012	May 31, 2011	Jun. 01, 2010	May 31, 2011 As Previously Reported [Member]	Jun. 05, 2012 As Adjusted [Member]	Jun. 05, 2012 Adjustments [Member]	Jun. 05, 2012 Maximum [Member]	May 31, 2011 Maximum [Member]	Jun. 05, 2012 Minimum [Member]	May 31, 2011 Minimum [Member]	May 31, 2011 RT Utah Franchise, LLC [Member]	Jun. 05, 2012 Lime Fresh Mexican Grill [Member]	Jun. 05, 2012 Lime Fresh Mexican Grill [Member]	May 31, 2011 Franchise Partnership Acquisitions [Member]	Jun. 01, 2010 Franchise Partnership Acquisitions [Member]	May 31, 2011 Franchise Partnership Acquisitions [Member] RT Utah Franchise, LLC [Member]	May 31, 2011 Franchise Partnership Acquisitions [Member] RT Western Missouri Franchise, LLC [Member]	May 31, 2011 Franchise Partnership Acquisitions [Member] RT KMCO Franchise, LLC [Member]	May 31, 2011 Franchise Partnership Acquisitions [Member] RT Indianapolis Franchise, LLC [Member]	May 31, 2011 Franchise Partnership Acquisitions [Member] RT Portland Franchise, LLC [Member]	May 31, 2011 Franchise Partnership Acquisitions [Member] RT Denver Franchise, LP [Member]	May 31, 2011 Franchise Partnership Acquisitions [Member] RT Minneapolis Franchise, LLC [Member]	Jun. 05, 2012 Franchise Partnership Acquisitions [Member] Lime Fresh Mexican Grill [Member]	May 31, 2011 Franchise Partnership Acquisitions [Member] RT Las Vegas Franchise, LLC [Member]	May 31, 2011 Franchise Partnership Acquisitions [Member] RT Long Island Franchise, LLC [Member]	May 31, 2011 Franchise Partnership Acquisitions [Member] RT New England Franchise, LLC [Member]	May 31, 2011 Franchise Partnership Acquisitions [Member] North East Acquisitions [Member]	May 31, 2011 Franchise Partnership Acquisitions [Member] Mid West and West [Member]	May 31, 2011 Franchise Partnership Acquisitions [Member] Minneapolis and Las Vegas [Member]	May 31, 2011 Traditional Domestic Franchises [Member]
Business Acquisition [Line Items]
Number of restaurants acquired		109												106		1							7							3
No of restaurants, from which royalty stream received																							5
Ownership interest (in hundredths)																1.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%		100.00%	100.00%	100.00%
No. of restaurants not yet open													1
Payment for marketing service																							$ 30,000
Payment for Training consulting service																							26,139
Ownership interest acquired (in hundredths)																	50.00%	50.00%	99.00%	99.00%	99.00%	50.00%		99.00%	99.00%	50.00%
Number Of Franchise Partnerships Acquired		11																										7	2
Number of restaurants operated by franchise acquired											6																10	72	13
Purchase consideration cash																2,000,000											200,000	500,000		1,600,000
Notes and lines of credit, net of allowances for doubtful accounts																									400,000			900,000
Franchise partnerships acquired total debt																											24,300,000	106,600,000	18,700,000
Franchise Partnerships Debt Payable To Acquirer																											1,900,000	3,800,000	900,000
Number Of Restaurants Closed Before Acquisition Transaction											5					5
Allocation Of Purchase Prices Of Acquisition [Abstract]
Property and equipment				137,075,000	137,075,000	0						2,405,000	2,405,000
Trademarks												11,100,000	11,100,000
Goodwill	7,989,000	15,571,000		15,571,000	16,919,000	1,348,000						7,989,000	7,989,000
Acquired franchise rights												2,460,000	2,460,000
Reacquired franchise rights				10,242,000	10,242,000	0
Other intangible assets, net of liabilities				735,000	735,000	0
Deferred income taxes				380,000	(548,000)	(928,000)						19,000	19,000
Long-term debt and capital leases				(147,005,000)	(147,005,000)	0
Other net liabilities				(4,536,000)	(4,536,000)	0						(923,000)	(923,000)
Notes receivable				(1,529,000)	(1,529,000)	0
Net impact on Consolidated Balance Sheet				10,933,000	11,353,000	420,000						23,050,000	23,050,000
Write off of previous license agreement												1,034,000
Gain on settlement of preexisting contracts, net				(4,906,000)	(4,906,000)	0
Gain on acquisitions				(1,770,000)	(2,190,000)	(420,000)
Net impact on Consolidated Statement of Income				(6,676,000)	(7,096,000)	(420,000)						1,034,000
Aggregate cash purchase price				4,257,000	4,257,000	0					2,000,000	24,084,000	24,084,000
Goodwill, Net of tax		12,000,000
Amortization expense - franchise rights		10,200,000
Remaining term of the franchise operating agreements							9 years	12 years	5 years	2 years
Remaining lives of leases period								33 years		1 year
Operating Results For Acquired Franchise Partnerships [Abstract]
Total revenue	173,949,000	76,068,000
Cost of merchandise	49,913,000	22,349,000
Payroll and related costs	61,807,000	25,535,000
Other restaurant operating costs	36,941,000	16,499,000
Depreciation	8,409,000	3,432,000
Selling, general, and administrative, net	12,557,000	4,431,000
Total operating costs and expenses	169,627,000	72,246,000
Income before income taxes	4,322,000	3,822,000
Pro forma information [Abstract]
Total revenue														1,375,469,000	1,379,853,000
Net income														45,928,000	45,352,000
Basic earnings per share (in dollars per share)														$ 0.72	$ 0.74
Diluted earnings per share (in dollars per share)														$ 0.71	$ 0.73
Elimination of the franchises' historical intangible asset amortization expense		200,000	200,000
Elimination of RTI's franchise revenue		500,000	1,700,000
Elimination of RTI's support service fee income and marketing reimbursements		2,100,000	4,300,000
Elimination of RTI's equity in losses of unconsolidated franchises		600,000	300,000
Elimination of RTI's bad debt charges relating to notes receivable and lines of credit due from the acquired franchises		200,000	900,000
Additional amortization expense related to reacquired franchise rights		800,000	1,500,000
Additional depreciation expense related to the fair value adjustments to property and equipment		600,000	1,300,000
Reduced interest expense related to the fair value adjustments of acquired franchise debt		800,000	1,300,000
Elimination of acquisition-related expenses		200,000
Statutory tax rate (in hundredths)		39.70%
Franchises' FICA Tip and Work Opportunity Tax Credits		700,000	900,000
License Acquisitions [Abstract]
Number Of Restaurants opened during the year													4
Monthly fee for consulting services, maximum period		2 years
Monthly fee for consulting services, first year		20,833
Monthly fee for consulting services option 1, second year		10,417
Licensing option 1 to terminate future development rights, Concept restaurant openings, minimum threshold	18 or more
License option 1 for future development rights, opened concept restaurants, maximum	5 years
Licensee option 2 to terminate future development rights, opened concept restaurants	40 or more
Licensee option 2 for future development rights, maximum	10 years
Payments for consulting services	$ 197,623	$ 226,041

Accounts and Notes Receivable 10-K (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Jun. 05, 2012	Dec. 04, 2012	May 31, 2011
Accounts, Notes, Loans and Financing Receivable [Line Items]
Accounts Notes And Loans Receivable Gross Current	$ 4,700		$ 7,531
Past Due Days For Franchise Fee Revenue Not Recognized	60 days
Unearned income for franchise fees			1,200
Due for third-party gift card sales	1,300	2,200	1,300
Amounts due relating to insurance claims			1,200
Due from our distributor for purchases of lobster	900	1,100	700
Rebates Receivable [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Accounts Notes And Loans Receivable Gross Current	923		1,055
Amounts Due from Franchisees [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Accounts Notes And Loans Receivable Gross Current	770		2,506
Other Receivables [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Accounts Notes And Loans Receivable Gross Current	$ 3,007		$ 3,970

Inventories 10-K (Details) (USD $) In Thousands, unless otherwise specified	Dec. 04, 2012	Jun. 05, 2012	May 31, 2011
INVENTORIES [Abstract]
Merchandise inventory	$ 30,096	$ 19,918	$ 25,627

Property, Equipment, Assets Held for Sale, Operating Leases, and Sale-Leaseback Transactions 10-K (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended			6 Months Ended			12 Months Ended
	Dec. 04, 2012		Nov. 29, 2011	Dec. 04, 2012		Nov. 29, 2011	Jun. 05, 2012		May 31, 2011		Jun. 01, 2010
Property, Plant and Equipment [Line Items]
Property and equipment, gross	$ 1,487,482			$ 1,487,482			$ 1,558,627		$ 1,597,447
Less accumulated depreciation	576,584			576,584			592,022		566,296
Property and equipment, net	910,898			910,898			966,605		1,031,151
Assets held for sale	4,178			4,178			4,713		1,340
Carrying values of assets disposed	1,600		1,500	1,600		1,500	5,300		6,500		4,500
Net (loss) gain on sale on disposal of assets	500			500		100	800		100		1,000
Proceeds from disposal of assets							6,000		6,600		5,400
Number of restaurants acquired									109
Property and equipment of restaurants acquired									137,100
Operating Leases [Abstract]
Percentage of restaurants located on leased properties (in hundredths)	55.00%			55.00%			52.00%
Number of company owned restaurants	742			742			714
Percentage of restaurants located on leased land (in hundredths)	66.00%			66.00%			65.00%
Percentage of restaurants located on leased land and building (in hundredths)	34.00%			34.00%			35.00%
Expiration of operating leases				24 years			P24Y
Future minimum lease payments required under operating leases [Abstract]
2013							45,873
2014							42,255
2015							38,239
2016							33,822
2017							30,328
Subsequent years							170,096
Total minimum lease payments							360,613
Future minimum sub-lease payments contractually due from franchisees and others [Abstract]
2013							500
2014							326
2015							242
2016							166
2017							93
Subsequent years							172
Total minimum sub-lease payments							1,499
Minimum and contingent rent expense and sublease rental income under operating leases [Abstract]
Minimum rent							48,420		43,841		43,474
Contingent rent							822		741		424
Rent expense, gross							49,242		44,582		43,898
Sublease rental income							(416)		(1,217)		(3,218)
Rent expense, net							48,826		43,365		40,680
Operating Leases, Rent Income Expense Relating to Lease Reserves							3,700		(400)		1,800
Sale-Leaseback Transactions [Abstract]
Sale Leaseback Transaction Number of restaurants	5			14
Sale-leaseback transaction, gross proceeds	11,700			32,000
Sale-leaseback transaction costs	600			1,600
Sale-leaseback transaction, renewal terms				20 years
Ruby Tuesday Concept Restaurant Group [Member]
Sale-Leaseback Transactions [Abstract]
Sale Leaseback Transaction Number of restaurants							10
Sale-leaseback transaction, gross proceeds							22,200
Sale-leaseback transaction costs							1,100
Sale-leaseback transaction, carrying value							16,500
Sale leaseback transaction, lease term							15 years
Sale-leaseback transaction, renewal terms							20 years
Sale-leaseback transaction, deferred gain							4,600
Franchisees [Member]
Future minimum sub-lease payments contractually due from franchisees and others [Abstract]
2013							357
2014							201
2015							117
2016							93
2017							93
Subsequent years							172
Total minimum sub-lease payments							1,033
Others [Member]
Future minimum sub-lease payments contractually due from franchisees and others [Abstract]
2013							143
2014							125
2015							125
2016							73
2017							0
Subsequent years							0
Total minimum sub-lease payments							466
Land [Member]
Property, Plant and Equipment [Line Items]
Property and equipment, gross	235,522			235,522			244,498		256,761
Building [Member]
Property, Plant and Equipment [Line Items]
Property and equipment, gross	468,474			468,474			494,537		512,177
Improvements [Member]
Property, Plant and Equipment [Line Items]
Property and equipment, gross	408,436			408,436			421,143		427,169
Restaurant Equipment [Member]
Property, Plant and Equipment [Line Items]
Property and equipment, gross	255,228			255,228			276,576		279,319
Other Equipment [Member]
Property, Plant and Equipment [Line Items]
Property and equipment, gross	90,916			90,916			95,400		93,944
Construction in Progress and Other [Member]
Property, Plant and Equipment [Line Items]
Property and equipment, gross	28,906	[1]		28,906	[1]		26,473	[1]	28,077	[2]
Assets held for sale, noncurrent							$ 21,800		$ 23,300

[1]	Included in Construction in progress and other as of December 4, 2012 and June 5, 2012 are $19.1 million and $21.8 million, respectively, of assets held for sale that are not classified as such in the Condensed Consolidated Balance Sheets as we do not expect to sell these assets within the next 12 months. These assets primarily consist of parcels of land upon which we have no intention to build restaurants.
[2]	Included in Construction in progress and other as of June 5, 2012 and May 31, 2011 are $21.8 million and $23.3 million, respectively, of assets held for sale that are not classified as such in the Consolidated Balance Sheets as we do not expect to sell these assets within the next 12 months. These assets primarily consist of parcels of land upon which we have no intention to build restaurants.

Long-Term Debt and Capital Leases 10-K (Details) (USD $)	0 Months Ended	12 Months Ended				12 Months Ended				12 Months Ended			12 Months Ended				12 Months Ended		6 Months Ended	12 Months Ended		12 Months Ended					12 Months Ended
	Jun. 05, 2012	Jun. 05, 2012	Jun. 01, 2010	Dec. 04, 2012	May 31, 2011	Jun. 05, 2012 Maximum [Member]	Jun. 05, 2012 Minimum [Member]	Jun. 05, 2012 Senior Notes [Member]	May 14, 2012 Senior Notes [Member]	Jun. 05, 2012 Revolving Credit Facility [Member]	May 31, 2011 Revolving Credit Facility [Member]	Dec. 04, 2012 Revolving Credit Facility [Member]	Jun. 05, 2012 Revolving Credit Facility [Member] Maximum [Member]	Jun. 05, 2012 Revolving Credit Facility [Member] Minimum [Member]	Jun. 05, 2012 Revolving Credit Facility [Member] Letter of Credit [Member]	Jun. 05, 2012 Revolving Credit Facility [Member] Franchise Facility Subcommitment [Member]	May 31, 2011 Series B senior notes due April 2013 [Member]	Jun. 05, 2012 Series B senior notes due April 2013 [Member]	Dec. 04, 2012 Mortgage Loan Obligations [Member]	Jun. 05, 2012 Mortgage Loan Obligations [Member]	May 31, 2011 Mortgage Loan Obligations [Member]	Jun. 05, 2012 Mortgage Loan Obligations [Member] Maximum [Member]	Jun. 05, 2012 Mortgage Loan Obligations [Member] Minimum [Member]	Dec. 04, 2012 Capital Lease Obligations [Member]	Jun. 05, 2012 Capital Lease Obligations [Member]	May 31, 2011 Capital Lease Obligations [Member]	May 31, 2011 Prior Credit Facility [Member]	May 31, 2011 Prior Credit Facility [Member] Letter of Credit [Member]
Debt Instrument [Line Items]
Senior unsecured notes	$ 250,000,000	$ 250,000,000		$ 238,500,000
Unamortized discount	(3,646,000)	(3,646,000)		(3,296,000)					(3,700,000)
Senior unsecured notes less unamortized discount	246,354,000	246,354,000		235,204,000
Long-term debt	326,663,000	326,663,000		308,697,000	344,274,000					0	177,000,000						44,442,000	0	73,305,000	80,076,000	122,546,000			188,000	233,000	286,000
Current maturities of long-term debt, including capital leases	12,454,000	12,454,000		9,988,000	15,090,000
Long-term debt and capital leases, less current maturities	314,209,000	314,209,000		298,709,000	329,184,000
Estimated annual maturities of long-term debt and capital lease obligations [Abstract]
2013	12,454,000	12,454,000
2014	8,743,000	8,743,000
2015	8,084,000	8,084,000
2016	10,894,000	10,894,000
2017	15,714,000	15,714,000
Subsequent years	270,774,000	270,774,000
Total maturities of long-term debt and capital lease obligations	326,663,000	326,663,000		308,697,000	344,274,000					0	177,000,000						44,442,000	0	73,305,000	80,076,000	122,546,000			188,000	233,000	286,000
Aggregate principal amount									250,000,000								150,000,000
Debt Instrument, Interest Rate, Stated Percentage (in hundredths)									7.63%								7.17%
Senior note amortization term								8 years	8 years
Maturity date of long-term debt								May 15, 2020														Nov 30, 2022	Jul 31, 2012
Redemption price percentage on principal amount after 5/15/2016 (in hundredths)								100.00%
Percentage of senior notes redeem from equity offering prior to 5/15/2016 (in hundredths)								35.00%
Number of days in which registration statement filed per Senior note agreement								270 days
Number of days within in which exchange offer consummate								405 days
Debt instrument interest rate increase (in hundredths)	0.0025							0.0025
Increase in interest rate for each subsequent 90 day period (in hundredths)								0.25%
Subsequent period used in interest calculation								90 days
Additional interest rate maximum (in hundredths)								1.00%
Revolving credit agreement											5 years
Revolving credit facility, borrowing capacity											320,000,000
Option to Increase Revolving Credit Facility Capacity											50,000,000
Maximum borrowing capacity including option to increase line of credit borrowing capacity											370,000,000
Revolving commitments after second amendment										200,000,000
Write off of unamortized Debt Issuance Cost										1,300,000
Credit facility subcommitment agreement															40,000,000	50,000,000
Revolving credit facility borrowing rate										the higher of Bank of America's prime rate, the Federal Funds Rate plus 0.5%, or an adjusted LIBO Rate plus 1.00%, plus an applicable margin ranging from 0.25% to 1.50%. The applicable margin for our Eurodollar Borrowings ranges from 1.25% to 2.50%
Commitment fee on unused revolving commitment (in hundredths)						0.45%	0.30%						0.45%	0.30%
Number of shares of common stock issued in public offering (in shares)			11,500,000
Common stock issued, price per share (in dollars per share)			$ 6.75
Proceeds from issuance of stock, net of fees			73,125,000
Line of credit facility, outstanding amount										0	177,000,000	0								80,100,000								20,000,000
Floating rate of interest (in hundredths)											2.27%
Line of credit facility, remaining borrowing capacity										190,700,000		189,800,000
Line Of Credit Facility leverage ratio Description										The terms of the Credit Facility require us to maintain a maximum leverage ratio of no more than 4.5 to 1.0 through the fiscal quarter ending on or about June 4, 2013 and 4.25 to 1.0 thereafter and a minimum fixed charge coverage ratio of 1.75 to 1.0 through and including the fiscal quarter ending on or about June 3, 2014 and 1.85 to 1.0 thereafter.	The terms of the Credit Facility require us to maintain a maximum leverage ratio of no more than 4.5 to 1.0 through the fiscal quarter ending on or about June 4, 2013 and 4.25 to 1.0 thereafter and a minimum fixed charge coverage ratio of 1.75 to 1.0 through and including the fiscal quarter ending on or about June 3, 2014 and 1.85 to 1.0 thereafter.
Amount borrowed under Credit Facility to repay borrowings outstanding under Prior Credit Facility																											203,200,000
Issuance of notes payable									250,000,000								150,000,000
Interest rate of long-term debt (in hundredths)									7.63%								7.17%
Proceeds from Issuance of Private Placement of notes																	44,400,000
Range of loan balances, maximum																				8,300,000
Interest rates of loans, minimum (in hundredths)																			3.91%	3.93%
Interest rates of loans, maximum (in hundredths)																			11.28%	11.28%
Capitalized interest expense		$ 100,000

Closures and Impairments Expense, Including Goodwill (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended				6 Months Ended		12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012	Feb. 28, 2012	Nov. 29, 2011	Dec. 04, 2012	Nov. 29, 2011	Jun. 05, 2012	Jun. 05, 2012	May 31, 2011	Jun. 01, 2010
Closures and impairment expenses [Abstract]
Property impairments		$ 9,700						$ 13,633	$ 6,098	$ 3,181
Closed restaurant lease reserves	(99)			(153)	379	(74)		3,841	(333)	756
Other closing expense	343			226	632	416		1,869	437	859
Loss/(gain) on sale of surplus properties	507			50	598	80		678	(47)	1,020
Total closure and impairments expenses	18,251			653	19,375	1,098	18,665	18,665	6,249	3,776
Minimum number of restaurants closed			25
Maximum number of restaurants closed			27
Number Of Restaurants Closed		23
Closed property future Lease Obligation [Roll Forward]
Beginning balance					6,813	2,660		2,660	4,969
Closing expense including rent and other lease charges					379			3,841	(333)
Transfer of deferred escalating minimum rent balance					348			2,055	0
Lease obligation assumed with franchise acquisitions								0	396
Payments					(1,581)			1,605	2,372
Other adjustments					19			(138)	0
Ending balance	5,940	6,813			5,940		6,813	6,813	2,660	4,969
Goodwill impairment		16,919					16,919	16,919
Goodwill impairment loss, net of tax		$ 12,000						$ 12,000

Employee Post-Employment Benefits 10-K (Details) (USD $) In Thousands, unless otherwise specified	0 Months Ended	3 Months Ended	6 Months Ended	12 Months Ended					12 Months Ended		12 Months Ended		3 Months Ended				6 Months Ended				12 Months Ended							12 Months Ended						3 Months Ended				6 Months Ended				12 Months Ended
	Jun. 05, 2012	Jun. 05, 2012	Dec. 04, 2012	Jun. 05, 2012	May 31, 2011	Jun. 01, 2010	Jun. 05, 2012 Cash and Cash Equivalents [Member]	May 31, 2011 Cash and Cash Equivalents [Member]	Jun. 05, 2012 Equity Securities [Member]	May 31, 2011 Equity Securities [Member]	Jun. 05, 2012 Fixed Income Securities [Member]	May 31, 2011 Fixed Income Securities [Member]	Dec. 04, 2012 Retirement Plan [Member]		Nov. 29, 2011 Retirement Plan [Member]		Dec. 04, 2012 Retirement Plan [Member]		Nov. 29, 2011 Retirement Plan [Member]		Jun. 05, 2012 Retirement Plan [Member]	Jun. 05, 2012 Retirement Plan [Member] Cash and Cash Equivalents [Member]	Jun. 05, 2012 Retirement Plan [Member] Equity securities - U.S.-based companies [Member]	Jun. 05, 2012 Retirement Plan [Member] Equity securities - international-based companies [Member]	Jun. 05, 2012 Retirement Plan [Member] Fixed Income Securities [Member]	Jun. 05, 2012 Executive Supplemental Pension Plan and Management Retirement Plan [Member]	May 31, 2011 Executive Supplemental Pension Plan and Management Retirement Plan [Member]	Jun. 05, 2012 Pension Benefits [Member]		May 31, 2011 Pension Benefits [Member]		Jun. 01, 2010 Pension Benefits [Member]		Dec. 04, 2012 Postretirement Medical and Life Benefits [Member]		Nov. 29, 2011 Postretirement Medical and Life Benefits [Member]		Dec. 04, 2012 Postretirement Medical and Life Benefits [Member]		Nov. 29, 2011 Postretirement Medical and Life Benefits [Member]		Jun. 05, 2012 Postretirement Medical and Life Benefits [Member]		May 31, 2011 Postretirement Medical and Life Benefits [Member]		Jun. 01, 2010 Postretirement Medical and Life Benefits [Member]		Jun. 05, 2012 Deferred Compensation Plan [Member]	May 31, 2011 Deferred Compensation Plan [Member]
Defined Benefit Plan Disclosure [Line Items]
Number of defined benefit pension plans			3																		3
Estimated employer contributions to be made in next fiscal year																					$ 800
Target allocations of assets [Abstract]
Target plan asset allocations, minimum (in hundredths)									60.00%		20.00%
Target plan asset allocations, maximum (in hundredths)									80.00%		40.00%
Target plan asset allocations (in hundredths)				100.00%			0.00%
Actual plan asset allocations [Abstract]
Actual plan allocations (in hundredths)	100.00%	100.00%		100.00%	100.00%		2.00%	1.00%	67.00%	71.00%	31.00%	28.00%
Focus of time horizon of primary investment objectives, lower limit				3 years
Focus of time horizon of primary investment objectives, upper limit				5 years
Long term return target, actuarial assumption (in hundredths)																					8.00%
Target allocation percentage of assets, individual domestic stock, maximum (in hundredths)																					10.00%
Target allocation percentage of assets, international equity securities, maximum (in hundredths)																					30.00%
Investment horizon of fixed income portfolio, lower limit																					5 years
Investment horizon of fixed income portfolio, upper limit																					10 years
Non-government-issued fixed income security to total fixed income securities portfolio, maximum portfolio allocation (in hundredths)																					10.00%
Fair value of plan assets																					5,758	136	3,525	346	1,751			5,758		6,677		5,929										0		0		0
Lump Sum Pension Payment Accrued Liability For Ceo	(8,100)	(8,100)	(8,100)	(8,100)																						8,100	8,100
Time following retirement before payment is to be made					6 months
Components of net periodic benefit cost [Abstract]
Service cost													115		134		230		268									545		517		450		3		2		6		4		10		9		10
Interest cost													525		576		1,050		1,152									2,346		2,290		2,490		15		18		30		36		71		75		85
Expected return on plan assets													(102)		(126)		(204)		(252)									(514)		(392)		(422)
Amortization of prior service cost													26	[1]	64	[1]	52	[1]	128	[1]								262	[1]	327	[1]	327	[1]	(14)	[1]	(14)	[1]	(28)	[1]	(28)	[1]	(55)	[1]	(60)	[1]	(64)	[1]
Recognized actuarial loss																												1,738		1,593		1,385										136		112		102
Net periodic benefit cost													1,129		1,074		2,258		2,148									4,377		4,335		4,230		57		40		114		80		162		136		133
Changes in the amounts recognized in accumulated other comprehensive income/(loss) [Abstract]
Prior service cost																												0		0												0		0
Net actuarial loss																												3,767		1,502												313		264
Amortization of prior service cost																												(262)		(327)												55		60
Amortization of actuarial gain																												(1,738)		(1,593)												(136)		(112)
Total recognized in accumulated other comprehensive income																												1,767		(418)												232		212
Total recognized in net periodic benefit cost and accumulated other comprehensive income																												6,144		3,917												394		348
Change in benefit obligation:
Beginning projected benefit obligation																												45,636		42,602								1,614		1,406		1,406		1,423
Service cost													115		134		230		268									545		517		450		3		2		6		4		10		9		10
Interest cost													525		576		1,050		1,152									2,346		2,290		2,490		15		18		30		36		71		75		85
Plan participant contributions																																										102
Recognized actuarial loss													(565)		(426)		(1,130)		(852)									2,783		2,577				(53)		(34)		(106)		(68)		313		264
Benefits paid																												(2,718)		(2,350)												(288)		(365)
Benefit obligation at end of year																												48,592		45,636		42,602										1,614		1,406		1,423
Change in plan assets:
Beginning fair value of plan assets																	5,758					136	3,525	346	1,751			6,677		5,929								0		0		0		0
Actual return on plan assets																												(470)		1,467
Employer contributions																												2,269		1,438												186		365
Plan participant contributions																																										102
Benefits paid																												(2,718)		(2,350)												(288)		(365)
Other																														193
Fair value of plan assets at end of year																					5,758	136	3,525	346	1,751			5,758		6,677		5,929										0		0		0
Funded status at end of year																												(42,834)	[2]	(38,959)	[2]											(1,614)		(1,406)
Cash value of whole-life insurance contracts	27,300	27,300		27,300	27,200
Assets Held in trust Cash and Cash Equivalents	500	500		500	900
Amounts recognized in the Consolidated Balance Sheets:
Accrued liabilities - payroll and related costs																												(10,481)		(9,844)												(136)		(123)
Other deferred liabilities																												(32,353)		(29,115)												(1,478)		(1,283)
Net amount recognized at year-end																												(42,834)		(38,959)												(1,614)		(1,406)
Amounts recognized in accumulated other comprehensive income/(loss):
Prior service (cost) credit																												(108)		(370)												102		157
Net actuarial loss																												(22,070)		(20,042)												(1,564)		(1,387)
Total amount recognized																												(22,178)		(20,412)												(1,462)		(1,230)
Estimated prior service cost that will be amortized from accumulated other comprehensive income into net periodic pension cost in next fiscal year																												100														(100)
Estimated net loss that will be amortized from accumulated other comprehensive income into net periodic pension cost in next fiscal year																												2,300														200
Pension plans with benefit obligations in excess of plan assets [Abstract]
Projected benefit obligation																												48,592		45,636												1,614		1,406
Accumulated benefit obligation																												47,435		44,064												1,614		1,406
Fair value of plan assets																												5,758		6,677												0		0
Weighted-average assumptions used to determine the net periodic benefit cost [Abstract]
Discount rate (in hundredths)																												5.30%		5.50%		6.50%										5.30%		5.50%		6.50%
Expected return on plan assets (in hundredths)																												8.00%		7.00%		8.00%
Rate of compensation increase (in hundredths)																												2.00%		2.00%		3.10%										2.00%		2.00%		3.00%
Weighted average assumptions used to determine benefit obligations [Abstract]
Discount rate (in hundredths)																												4.50%		5.30%												3.90%		5.30%
Rate of compensation increase (in hundredths)																												2.00%		2.00%												2.00%		2.00%
Assumed health care cost trend rates [Abstract]
Gross medical trend rate assumed for next fiscal year (in hundredths)				8.00%
Description of direction and pattern of change for assumed health care cost trend rate				We expect this rate to decrease approximately 0.5% per year from fiscal 2013 to fiscal 2016 and approximately 0.25% each fiscal year thereafter for an ultimate trend rate of 5.0% in fiscal 2022.
Ultimate trend rate (in hundredths)				5.00%
Year that rate reaches ultimate trend rate	2022	2022		2022
Benefits expected to be paid in each of the next five years and in the aggregate for five years thereafter [Abstract]
2013																												11,333	[1]													135
2014																												3,114														134
2015																												2,351														130
2016																												4,733														138
2017																												4,074														135
2018-2022																												14,712														664
Deferred Compensation Plan [Abstract]
Deferred compensation plan expenses				0		0
Deferred Compensation Plan's assets	9,000	9,000		9,000
Deferred compensation plan's liabilities	10,400	10,400		10,400
Prepaid and other expenses	13,670	13,670	12,815	13,670	12,797																																											600	600
Payroll and related costs	32,546	32,546	30,853	32,546	27,559																																											600	600
Other assets, net	70,675	70,675	68,620	70,675	56,938																																											7,400	7,400
Other deferred liabilities	68,054	68,054	74,752	68,054	59,591																																											8,200	8,200
Investment in RTI common stock and the related liability payable in RTI common stock	1,000	1,000		1,000	1,600
Defined Contribution Plans [Abstract]
Number of defined contribution plans	2	2		2
Employer contribution percentage (in hundredths)				6.00%
Employer matching contribution, vesting period				3 years
Defined contribution plan expense				0	300	0
Executive Retirements [Abstract]
Severance Costs	2,200			1,700
Allocated Share-based Compensation Expense		2,200		400
No of days after which severence payment will be made		60 days
Pension Plan, estimated charge		$ 2,800	$ 2,800

[1]	Prior service costs are amortized on a straight-line basis over the average remaining service period of employees expected to receive benefits.
[2]	The funded status reflected above includes the liabilities attributable to all of the Pension Plans but only the assets of the Retirement Plan as the other plans are not considered funded for ERISA purposes. To provide a source for the payment of benefits under the Executive Supplemental Pension Plan and the Management Retirement Plan, we own whole-life insurance contracts on some of the participants. The cash value of these policies was $27.3 million and $27.2 million at June 5, 2012 and May 31, 2011, respectively. In addition, we held in trust $0.5 million and $0.9 million of cash and cash equivalents as of June 5, 2012 and May 31, 2011, respectively, relating to these policies. We maintain a rabbi trust to hold the policies and death benefits as they are received.

Income Taxes 10-K (Details) (USD $)	3 Months Ended	6 Months Ended		12 Months Ended				12 Months Ended
	Dec. 04, 2012	Dec. 04, 2012	Nov. 29, 2011	Jun. 05, 2012	May 31, 2011	Jun. 01, 2010	Jun. 05, 2012 State and Local Jurisdiction [Member]	Jun. 02, 2009 Federal [Member]
Current:
Federal				$ 2,199,000	$ 5,378,000	$ (6,387,000)
State				3,103,000	1,720,000	(822,000)
Foreign				155,000	132,000	107,000
Current income tax expense/(benefit)				5,457,000	7,230,000	(7,102,000)
Deferred:
Federal				(18,634,000)	(2,218,000)	16,900,000
State				(1,573,000)	732,000	2,616,000
Deferred income tax expense/(benefit)		(21,407,000)	(211,000)	(20,207,000)	(1,486,000)	19,516,000
Income tax expense/(benefit)	13,700,000	16,000,000		(14,750,000)	5,744,000	12,414,000
Deferred tax assets:
Employee benefits				27,510,000	26,857,000
General business credits carryforward				21,675,000	10,957,000
Escalating minimum rents				18,438,000	18,151,000
State net operating losses				7,672,000	6,822,000
Goodwill				7,012,000	1,664,000
Insurance reserves				6,500,000	5,886,000
Closed restaurant lease reserve				2,704,000	794,000
Gift certificate income				1,915,000	1,684,000
Deferred gain on sale-leaseback transactions				1,685,000	0
Other				7,180,000	7,361,000
Gross deferred tax assets				102,291,000	80,176,000
Deferred tax asset valuation allowances				(2,392,000)	(1,501,000)
Net deferred tax assets				99,899,000	78,675,000
Deferred tax liabilities:
Depreciation				(99,901,000)	(94,005,000)
Smallwares				(2,882,000)	(2,698,000)
Prepaid deductions				(2,472,000)	(2,323,000)
Partnership investments				(380,000)	(3,328,000)
Other				(4,697,000)	(4,815,000)
Total deferred tax liabilities				(110,332,000)	(107,169,000)
Net deferred tax liabilities				(10,433,000)	(28,494,000)
Reported in Consolidated Balance Sheets as:
Deferred income taxes - current asset	30,074,000	30,074,000		27,134,000	14,429,000
Deferred income taxes - noncurrent liability	(19,858,000)	(19,858,000)		(37,567,000)	(42,923,000)
Deferred tax included in income tax expense				900,000	1,500,000
Period of cumulative pre-tax losses in certain states				3 years
Operating Loss Carryforwards [Line Items]
Net operating loss carryforwards							157,700
Net operating loss carryforwards generated								55,900
Federal and state income tax refunds						21,500,000
Reconciliation from statutory federal income tax expense to reported income tax expense/(benefit) [Abstract]
Statutory federal income taxes				(5,228,000)	18,418,000	20,215,000
State income taxes, net of federal income tax benefit				(1,956,000)	228,000	955,000
FICA tip credit				8,285,000	8,264,000	7,735,000
Work opportunity tax credit				2,189,000	2,624,000	1,352,000
Other federal tax credits				384,000	197,000	179,000
Goodwill impairment				1,750,000	0	0
Other, net				1,542,000	(1,817,000)	510,000
Income tax expense/(benefit)	13,700,000	16,000,000		(14,750,000)	5,744,000	12,414,000
Reconciliation of beginning and ending amount of unrecognized tax benefits [Abstract]
Beginning of year		6,424,000	5,171,000	5,171,000	3,415,000
Additions for tax positions related to the current year				901,000	624,000
Additions for tax positions of prior years				2,079,000	1,668,000
Reductions for tax positions of prior years				(764,000)	(60,000)
Reductions for settlements with taxing authorities				(110,000)	0
Reductions due to statute settlements				(853,000)	(476,000)
End of year	9,200,000	9,200,000		6,424,000	5,171,000	3,415,000
Total amount of unrecognized tax benefits that impact the effective tax rate	4,000,000	4,000,000		4,200,000
Portion of liability for unrecognized tax benefits subject to change				1,800,000
Accrued interest and penalties related to unrecognized tax benefits	1,100,000	1,100,000		1,000,000
Decrease in accrued interest and penalties		100,000		600,000
Decreased accrued interest and penalties which affected the effective tax rate		100,000		500,000
Total accrued interest and penalties				$ 7,400,000

Capital Stock and Share-Based Employee Compensation 10-K (Details) (USD $) In Thousands, except Share data, unless otherwise specified	6 Months Ended	12 Months Ended	6 Months Ended						6 Months Ended		12 Months Ended				12 Months Ended		3 Months Ended			12 Months Ended	6 Months Ended	12 Months Ended	6 Months Ended	0 Months Ended	3 Months Ended	12 Months Ended								3 Months Ended		12 Months Ended								12 Months Ended
	Dec. 04, 2012	Jun. 01, 2010	Dec. 04, 2012 Directors' Plan [Member]	Jun. 05, 2012 Directors' Plan [Member]	Dec. 04, 2012 SIP 2003 [Member]	Jun. 05, 2012 SIP 2003 [Member]	Dec. 04, 2012 SIP 1996 [Member]	Jun. 05, 2012 SIP 1996 [Member]	Dec. 04, 2012 Non-Employee Directors [Member] Minimum [Member]	Dec. 04, 2012 Stock Options [Member]	Jun. 05, 2012 Stock Options [Member]	May 31, 2011 Stock Options [Member]	Jun. 01, 2010 Stock Options [Member]	Dec. 04, 2012 Stock Options [Member] SIP 2003 [Member]	Jun. 05, 2012 Stock Options [Member] SIP 2003 [Member] Maximum [Member]	Jun. 05, 2012 Stock Options [Member] SIP 1996 [Member] Maximum [Member]	Aug. 30, 2011 Stock Options [Member] Chief Executive Officer [Member]	Aug. 31, 2010 Stock Options [Member] Chief Executive Officer [Member]	Sep. 01, 2009 Stock Options [Member] Chief Executive Officer [Member]	Jun. 05, 2012 Stock Options [Member] Non-Employee Directors [Member] Directors' Plan [Member]	Dec. 04, 2012 Service-based Restricted Shares [Member]	Jun. 05, 2012 Service-based Restricted Shares [Member]	Dec. 04, 2012 Service-based Restricted Shares [Member] Chief Executive Officer [Member]	Jun. 05, 2012 Service-based Restricted Shares [Member] Non-Employee Directors [Member]	Dec. 04, 2012 Service-based Restricted Shares [Member] Non-Employee Directors [Member]	Jun. 05, 2012 Service-based Restricted Shares [Member] Non-Employee Directors [Member]	May 31, 2011 Service-based Restricted Shares [Member] Non-Employee Directors [Member]	Jun. 01, 2010 Service-based Restricted Shares [Member] Non-Employee Directors [Member]	Jun. 05, 2012 Service-based Restricted Shares [Member] Non-Employee Directors [Member] Directors' Plan [Member]	Jun. 05, 2012 Stock Options Awarded in 2011 and 2010 [Member]	Jun. 05, 2012 Service Based Deferred Compensation [Member] Service-based Restricted Shares [Member]	May 31, 2011 Service Based Deferred Compensation [Member] Service-based Restricted Shares [Member]	Jun. 01, 2010 Service Based Deferred Compensation [Member] Service-based Restricted Shares [Member]	Aug. 30, 2011 Performance Based - Incentive [Member] Stock Options [Member] Chief Executive Officer [Member]	Aug. 31, 2010 Performance Based - Incentive [Member] Service-based Restricted Shares [Member]	Jun. 05, 2012 Performance Based - Incentive [Member] Service-based Restricted Shares [Member]	May 31, 2011 Performance Based - Incentive [Member] Service-based Restricted Shares [Member]	Jun. 01, 2010 Performance Based - Incentive [Member] Service-based Restricted Shares [Member]	Jun. 05, 2012 Performance Based - Incentive [Member] Service-based Restricted Shares [Member] Chief Executive Officer [Member]	May 31, 2011 Performance Based - Incentive [Member] Service-based Restricted Shares [Member] Chief Executive Officer [Member]	Jun. 01, 2010 Performance Based - Incentive [Member] Service-based Restricted Shares [Member] Chief Executive Officer [Member]	Jun. 01, 2010 Performance Based - Incentive [Member] Service-based Restricted Shares [Member] Certain Employees [Member]	Jun. 05, 2012 Preferred Stock [Member]	Jun. 01, 2010 Common Stock [Member]
Class of Stock [Line Items]
Preferred stock, shares authorized (in shares)																																											250,000
Preferred stock, par value (in dollars per share)																																											$ 0.01
Common stock, shares issued (in shares)		11,500,000																																										11,500,000
Common stock, share price (in dollars per share)																																												$ 6.75
Shares Sold In Connection With Exercise Of Over- Allotment Option Granted To Underwriters																																												1,500,000
Net proceeds from sale of shares, after deducting underwriting discounts and offering expenses		$ 73,125																																										$ 73,100
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Vesting period of share-based compensation arrangement	30 months								1 year						3 years	3 years				30 months			2 years 6 months	3 years					3 years	3 years	3 years
Exercisable period of options issued			5 years																	5 years
Reserved shares of common stock under the Plan (in shares)	36,000			111,000		4,869,000	938,000	998,000						4,772,000
Reserved shares of common stock subject to options outstanding under the plan (in shares)	35,000			47,000		1,713,000		956,000
Common stock currently available for issuance (in shares)	1,000			64,000	3,127,000	3,156,000	0	42,000
Options, outstanding [Roll forward]
Beginning balance (in shares)										2,716,000	3,239,000	4,046,000	4,802,000
Granted (in shares)											253,000	927,000	622,000												63,000
Exercised (in shares)											(61,000)	(249,000)	0
Forfeited (in shares)											(715,000)	(1,485,000)	(1,378,000)
Ending balance (in shares)											2,716,000	3,239,000	4,046,000
Exercisable at end of period (in shares)											2,283,000
Weighted average exercise price [Abstract]
Beginning balance (in dollars per share)										$ 8.79	$ 13.1	$ 19.7	$ 23.06
Granted (in dollars per share)											$ 7.87	$ 9.39	$ 6.58
Exercised (in dollars per share)	$ 14										$ 5.82	$ 7.64	$ 0
Forfeited (in dollars per share)											$ 28.24	$ 29.7	$ 25.46
Ending balance (in dollars per share)											$ 8.79	$ 13.1	$ 19.7
Exercisable at end of period (in dollars per share)											$ 8.79
Options, weighted average remaining contractual term [Abstract]
Weighted average contractual term											3 years 5 months 23 days
Exercisable											3 years 1 month 2 days
Share Based Compensation Arrangement By Share Based Payment Award Options Aggregate Intrinsic Value [Abstract]
Ending balance											197
Exercisable											197
Options exercised during period, total intrinsic value											100	1,500
Out-of-the money options included in outstanding balance (in shares)										1.3	2,100,000
Out Of Money Options Included In Outstanding Balance expect to be expired										0.2	202,000
Unrecognized pre-tax compensation expense related to share based compensation										2,800	200										9,000	3,800
Unrecognized pre-tax compensation expense expected to be recognized over a weighted average period (in years)										1 year 10 months 24 days											2 years 6 months	2 years 9 months 18 days
Share Based Compensation Arrangement By Share Based Payment Options Vested In Period Total Fair Value											5,500	4,400	5,200
Life Of Share Based Payment Award Maximum																														7
Expensed related to stock options awarded to CEO																	1,200	2,300	1,200
Weighted average fair value at date of grant for options granted (in dollars per share)											$ 4.6	$ 5.42	$ 3.69
Fair value assumptions used in estimating option grants [Abstract]
Risk-free interest rate (in hundredths)											0.80%	1.52%	2.20%
Expected dividend yield (in hundredths)											0.00%	0.00%	0.00%
Expected stock price volatility (in hundredths)											75.63%	73.36%	69.45%
Expected life											4 years 6 months	4 years 6 months	4 years 6 months
Restricted stock activity, shares [Roll forward]
Non-vested at beginning of year (in shares)																															551,000	427,000	208,000		721,000	299,000	721,000	1,195,000
Granted (in shares)																										88,000	61,000	97,000			495,000	235,000	299,000			384,000	0	348,000				201,000
Vested (in shares)																															(248,000)	(111,000)	(78,000)		(559,000)	(260,000)	(421,000)	(186,000)	(203,000)
Forfeited (in shares)																															(1,000)	0	(2,000)			0	(1,000)	(636,000)
Non-vested at end of year (in shares)																															797,000	551,000	427,000			423,000	299,000	721,000
Share Based Compensation Arrangement By Share Based Payment Award Equity Instruments Other Than Options Weighted Average Fair Value [Abstract]
Non-vested at beginning of year (in dollars per share)																															$ 8.22	$ 7.42	$ 8.97		$ 7.13	$ 7.24	$ 7.13	$ 7.64
Granted (in dollars per share)																															$ 8.3	$ 10.21	$ 7.01			$ 7.87	$ 0	$ 6.58
Vested (in dollars per share)																															$ 7.89	$ 9.39	$ 9.99			$ 7.33	$ 7.05	$ 7.64
Forfeited (in dollars per share)																															$ 9.39	$ 0	$ 7.63			$ 0	$ 7.82	$ 7.64
Non-vested at end of year (in dollars per share)																															$ 8.37	$ 8.22	$ 7.42			$ 7.75	$ 7.24	$ 7.13
Shares of common stock awarded to retirement-eligible CEO (in shares)																																								124,000	177,000
Recognized expense on the grant date of common stock award to retirement-eligible CEO																																		$ 700						$ 1,200	$ 1,200

Commitments and Contingencies 10-K (Details) (USD $)	3 Months Ended	12 Months Ended				6 Months Ended	12 Months Ended				12 Months Ended					12 Months Ended
	Jun. 05, 2012	Jun. 05, 2012	May 31, 2011	Dec. 04, 2012 Insurance Claims [Member]	Jun. 05, 2012 Insurance Claims [Member]	Dec. 04, 2012 Dan Maddy v Ruby Tuesday [Member]	May 31, 2011 Dan Maddy v Ruby Tuesday [Member]	Jun. 05, 2012 Dan Maddy v Ruby Tuesday [Member]	Sep. 30, 2009 Pennsylvania [Member]	Sep. 30, 2009 Ohio [Member]	May 31, 2011 RT Seattle Franchise [Member]	May 31, 2011 RT Utah Franchise, LLC [Member]	Jun. 05, 2012 Franchise Facility Subcommitment [Member]	May 31, 2011 Franchise Facility Subcommitment [Member] RT Seattle Franchise [Member]	Feb. 25, 2011 Franchise Facility Subcommitment [Member] RT Seattle Franchise [Member]	May 31, 2011 Franchise Facility Subcommitment [Member] RT Utah Franchise, LLC [Member]	May 31, 2011 Cancelled Facility [Member] RT Seattle Franchise [Member]	May 31, 2011 Financial Guarantee [Member] Franchise Facility Subcommitment [Member]	May 31, 2011 Financial Guarantee [Member] Franchise Facility [Member]
Franchise Partnership Guarantees [Abstract]
Line of credit facility, maximum borrowing capacity																		$ 50,000,000	$ 48,000,000
Period Of Credit Facility Commitment													12 months
Number Of Franchise Partnerships Acquired			11
Number Of Franchise Partnerships			13
Number Of Restaurants Closed	23										4
Number Of Restaurants Closed Before Acquisition Transaction												5
Number Of Restaurants Operated By Franchises Acquired												6
Purchase price of restaurants acquired												2,000,000
Number Of Loans Guaranteed By Company											2
Face amount of guaranteed debt														3,500,000	5,000,000		1,200,000
Amount of guaranteed debt repaid by acquiree upon purchase																2,000,000
Percentage Of Guarantee Of Loan																	30.00%
Payments of Guarantee on Debt														3,500,000		3,000,000	200,000
Number of restaurants violated the age discrimination									5	1
Insurance Programs [Abstract]
Retained Liabilities For Casualty Losses And Healthcare Claims					9,300,000
Litigation [Abstract]
Payment made by our secondary insurance carrier for Maddy lawsuit settlement						2,750,000	2,750,000
Number of claims administrators against whom Company has indemnification claims in the event of potential liability to secondary carrier				2				2
Purchase Commitments [Abstract]
Purchase commitment amount		$ 85,700,000

Fair Value Measurements 10-K (Details) (USD $) In Thousands, unless otherwise specified	Jun. 05, 2012	May 31, 2011	Dec. 04, 2012 Carrying (Reported) Amount, Fair Value Disclosure [Member]	Jun. 05, 2012 Carrying (Reported) Amount, Fair Value Disclosure [Member]	May 31, 2011 Carrying (Reported) Amount, Fair Value Disclosure [Member]		Dec. 04, 2012 Estimate of Fair Value, Fair Value Disclosure [Member]	Jun. 05, 2012 Estimate of Fair Value, Fair Value Disclosure [Member]	May 31, 2011 Estimate of Fair Value, Fair Value Disclosure [Member]		Dec. 04, 2012 Fair Value, Inputs, Level 2 [Member]	Jun. 05, 2012 Fair Value, Inputs, Level 2 [Member]	Dec. 04, 2012 Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 1 [Member]	Jun. 05, 2012 Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 1 [Member]	May 31, 2011 Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 1 [Member]	Jun. 05, 2012 Fair Value, Measurements, Nonrecurring [Member]		May 31, 2011 Fair Value, Measurements, Nonrecurring [Member]		Jun. 05, 2012 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 1 [Member]		May 31, 2011 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 1 [Member]		Dec. 04, 2012 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 2 [Member]		Nov. 29, 2011 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 04, 2012 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 2 [Member]		Nov. 29, 2011 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 2 [Member]	Jun. 05, 2012 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 2 [Member]		May 31, 2011 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 2 [Member]		Jun. 05, 2012 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 3 [Member]		May 31, 2011 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Deferred compensation plan: other investments - Assets													$ 8,240	$ 7,974	$ 8,792
Deferred compensation plan: other investments - Liabilities													8,240	7,974	8,792
Deferred compensation plan: RTI common stock - Equity													1,063	1,008	0
Deferred compensation plan: RTI common stock - Equity													(1,063)	(1,008)	0
Total													0	0	0
Long-lived assets held for sale																26,495	[1]	24,686	[1]	0	[1]	0	[1]	23,303	[2]		23,303	[2]		26,495	[2]	24,686	[1]	0	[1]	0	[1]
Long-lived assets held for use																385		747		0		0		8,204			8,204			385		747		0		0
Total																26,880		25,433		0		0		31,507			31,507			26,880		25,433		0		0
Long lived assets held for sale included in construction in progress	21,800	23,300									19,100	21,800
Long-lived assets held for sale																891	[1]	1,600	[1]					354		0	511		206
Long-lived assets held for use																12,742		4,498						18,160		630	18,451		630
Total impairment of long-lived assets																13,633		6,098						18,514		630	18,962		836
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Deferred Compensation Plan investment in RTI common stock					1,556	[3]			1,653	[3]
Long-term debt and capital leases			308,697	326,663	344,274		303,769	312,225	348,272
Letters of credit			$ 0	$ 0	$ 0		$ 245	$ 222	$ 178

[1]	Included in the carrying value of long-lived assets held for sale as of June 5, 2012 and May 31, 2011 are $21.8 million and $23.3 million, respectively, of assets included in Construction in progress and other in the Consolidated Balance Sheets as we do not expect to sell these assets within the next 12 months.
[2]	Included in the carrying value of long-lived assets held for sale as of December 4, 2012 and June 5, 2012 are $19.1 million and $21.8 million, respectively, of assets included in Construction in progress in the Condensed Consolidated Balance Sheets as we do not expect to sell these assets within the next 12 months.
[3]	Fiscal 2012 amounts are not presented for the investment in RTI common stock in the Deferred Compensation Plan as this investment is now measured at fair value on a recurring basis and is reflected in the table above.

Supplemental Quarterly Financial Data (Unaudited) 10-K (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended																	6 Months Ended		12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012		Feb. 28, 2012		Nov. 29, 2011		Aug. 30, 2011		May 31, 2011		Mar. 01, 2011		Nov. 30, 2010		Aug. 31, 2010		Dec. 04, 2012	Nov. 29, 2011	Jun. 05, 2012	Jun. 05, 2012		May 31, 2011		Jun. 01, 2010
Supplemental Quarterly Financial Data (Unaudited) [Abstract]
Revenues	$ 304,233	$ 363,203		$ 324,825		$ 307,405		$ 330,345		$ 352,962		$ 319,063		$ 290,451		$ 302,686		$ 637,154	$ 637,750	$ 1,325,778	$ 1,325,778		$ 1,265,162		$ 1,194,796
Gross profit		69,721	[1]	56,563	[1]	42,685	[1]	51,128	[1]	63,538	[1]	54,367	[1]	45,001	[1]	57,741	[1]				220,097	[1]	220,647	[1]
(Loss)/income before income taxes	(28,787)	(18,080)		1,232		(1,747)		3,657		15,732		15,545		5,268		16,077		(28,516)	1,910	(14,938)	(14,938)		52,622		57,758
(Benefit)/provision for income taxes	(13,719)	(12,264)		(3,304)		254		564		1,816		(455)		703		3,680		(16,047)	818	(14,750)	(14,750)		5,744		12,414
Net (loss)/income	$ (15,068)	$ (5,816)		$ 4,536		$ (2,001)		$ 3,093		$ 13,916		$ 16,000		$ 4,565		$ 12,397		$ (12,469)	$ 1,092	$ (188)	$ (188)		$ 46,878		$ 45,344
(Loss)/earnings per share:
Basic (in dollars per share)	$ (0.24)	$ (0.09)		$ 0.07		$ (0.03)		$ 0.05		$ 0.22		$ 0.25		$ 0.07		$ 0.19		$ (0.2)	$ 0.02		$ 0		$ 0.73		$ 0.74
Diluted (in dollars per share)	$ (0.24)	$ (0.09)		$ 0.07		$ (0.03)		$ 0.05		$ 0.21		$ 0.25		$ 0.07		$ 0.19		$ (0.2)	$ 0.02		$ 0		$ 0.72		$ 0.73

[1]	We define gross profit as revenue less cost of merchandise, payroll and related costs, and other restaurant operating costs.

Subsequent Events 10-K (Details) (USD $)	3 Months Ended	6 Months Ended	12 Months Ended			2 Months Ended	12 Months Ended					0 Months Ended
	Dec. 04, 2012	Dec. 04, 2012	Jun. 05, 2012	May 31, 2011	Jun. 01, 2010	Jul. 24, 2012 Subsequent Event [Member]	Jun. 05, 2012 Subsequent Event [Member]	Jan. 09, 2013 Subsequent Event [Member]	Jun. 20, 2012 Subsequent Event [Member]	Jul. 24, 2012 Subsequent Event [Member] Service-based Restricted Shares [Member]	Jul. 24, 2012 Subsequent Event [Member] Performance-based Restricted Shares [Member]	Jun. 07, 2012 Lime Fresh Concept [Member]	Jun. 07, 2012 Marlin & Rays concept [Member]
Sale-leaseback transactions [Abstract]
Number of restaurants							9
Sale-leaseback transaction, gross proceeds	$ 11,700,000	$ 32,000,000					$ 20,200,000
Sale-leaseback transaction costs	600,000	1,600,000					1,000,000
Sale-leaseback transaction, carrying value							14,200,000
Sale-leaseback transaction, lease terms							P15Y
Sale-leaseback transaction, renewal terms		20 years					20 years
Sale-leaseback transaction, deferred gain							5,000,000
RT Midwest bankruptcy [Abstract]
Number of Restaurants	742	742	714					16	13
Total indebtness owed by RT Midwest to RTI as of date of RT Midwest bankruptcy filing									2,300,000
Franchise fee receivables									2,300,000
Related party agreement [Abstract]
Number of marketing agreements			2
Marketing fee			$ 47,900,000	$ 27,800,000	$ 15,400,000							$ 52,500	$ 26,250
Share-based Compensation Award [Abstract]
Shares authorized (in shares)	36,000	36,000								210,000	239,000
Vesting period of share-based compensation arrangement		30 months				2 years 6 months

Supplemental Condensed Consolidating Financial Statements 10K, Balance Sheet (Details) (USD $) In Thousands, unless otherwise specified	Dec. 04, 2012	Jun. 05, 2012	Nov. 29, 2011	May 31, 2011	Jun. 01, 2010	Jun. 02, 2009
Current assets:
Cash and cash equivalents	$ 25,594	$ 48,184	$ 8,886	$ 9,722	$ 9,569	$ 9,760
Accounts receivable	6,772	4,700		7,531
Inventories	39,345	29,030		34,470
Income tax receivable	1,822	837		3,077
Deferred income taxes	30,074	27,134		14,429
Other current assets	16,993	18,383		14,137
Total current assets	120,600	128,268		83,366
Property and equipment, net	910,898	966,605		1,031,151
Goodwill	9,022	7,989		15,571	0
Investment in subsidiaries	0	0		0
Due from/(to) subsidiaries	0	0		0
Other assets	68,620	70,675		56,938
Total assets	1,109,140	1,173,537		1,187,026
Current liabilities:
Accounts payable	28,641	34,948		29,807
Accrued and other current liabilities	84,806	84,822		74,427
Current maturities of long-term debt, including capital leases	9,988	12,454		15,090
Income tax payable	0	0		0
Total current liabilities	123,435	132,224		119,324
Long-term debt and capital leases, less current maturities	298,709	314,209		329,184
Deferred income taxes	19,858	37,567		42,923
Due to/(from) subsidiaries	0	0		0
Other deferred liabilities	121,217	113,313		103,882
Total liabilities	563,219	597,313		595,313
Shareholders' equity:
Common stock	621	640		651
Capital in excess of par value	72,281	90,856		104,941
Retained earnings	486,516	498,985		499,173
Accumulated other comprehensive loss	(13,497)	(14,257)		(13,052)
Total shareholders' equity	545,921	576,224		591,713	538,100	416,366
Total liabilities & shareholders' equity	1,109,140	1,173,537		1,187,026
Parent [Member]
Current assets:
Cash and cash equivalents	25,379	47,986	8,685	9,490	9,427	9,618
Accounts receivable	2,975	2,234		3,360
Inventories	28,196	20,896		24,619
Income tax receivable	112,739	97,290		72,608
Deferred income taxes	20,760	19,030		10,246
Other current assets	12,455	15,216		11,308
Total current assets	202,504	202,652		131,631
Property and equipment, net	679,413	727,379		779,718
Goodwill	9,022	7,989		1,440
Investment in subsidiaries	206,244	204,386		225,054
Due from/(to) subsidiaries	74,813	78,799		46,861
Other assets	46,649	47,144		41,924
Total assets	1,218,645	1,268,349		1,226,628
Current liabilities:
Accounts payable	21,070	28,302		24,693
Accrued and other current liabilities	51,586	55,301		48,650
Current maturities of long-term debt, including capital leases	(339)	(344)		0
Income tax payable	0	0		0
Total current liabilities	72,317	83,259		73,343
Long-term debt and capital leases, less current maturities	235,721	246,892		221,630
Deferred income taxes	7,334	20,910		20,396
Due to/(from) subsidiaries	252,080	245,257		232,161
Other deferred liabilities	105,272	95,807		87,385
Total liabilities	672,724	692,125		634,915
Shareholders' equity:
Common stock	621	640		651
Capital in excess of par value	72,281	90,856		104,941
Retained earnings	486,516	498,985		499,173
Accumulated other comprehensive loss	(13,497)	(14,257)		(13,052)
Total shareholders' equity	545,921	576,224		591,713
Total liabilities & shareholders' equity	1,218,645	1,268,349		1,226,628
Guarantors [Member]
Current assets:
Cash and cash equivalents	215	198	201	232	142	142
Accounts receivable	3,797	2,466		4,171
Inventories	11,149	8,134		9,851
Income tax receivable	0	0		0
Deferred income taxes	9,314	8,104		4,183
Other current assets	4,538	3,167		2,829
Total current assets	29,013	22,069		21,266
Property and equipment, net	231,485	239,226		251,433
Goodwill	0	0		14,131
Investment in subsidiaries	0	0		0
Due from/(to) subsidiaries	252,080	245,257		232,161
Other assets	21,971	23,531		15,014
Total assets	534,549	530,083		534,005
Current liabilities:
Accounts payable	7,571	6,646		5,114
Accrued and other current liabilities	33,220	29,521		25,777
Current maturities of long-term debt, including capital leases	10,327	12,798		15,090
Income tax payable	110,917	96,453		69,531
Total current liabilities	162,035	145,418		115,512
Long-term debt and capital leases, less current maturities	62,988	67,317		107,554
Deferred income taxes	12,524	16,657		22,527
Due to/(from) subsidiaries	74,813	78,799		46,861
Other deferred liabilities	15,945	17,506		16,497
Total liabilities	328,305	325,697		308,951
Shareholders' equity:
Common stock	0	0		0
Capital in excess of par value	0	0		0
Retained earnings	206,244	204,386		225,054
Accumulated other comprehensive loss	0	0		0
Total shareholders' equity	206,244	204,386		225,054
Total liabilities & shareholders' equity	534,549	530,083		534,005
Eliminations [Member]
Current assets:
Cash and cash equivalents	0	0	0	0	0	0
Accounts receivable	0	0		0
Inventories	0	0		0
Income tax receivable	(110,917)	(96,453)		(69,531)
Deferred income taxes	0	0		0
Other current assets	0	0		0
Total current assets	(110,917)	(96,453)		(69,531)
Property and equipment, net	0	0		0
Goodwill	0	0		0
Investment in subsidiaries	(206,244)	(204,386)		(225,054)
Due from/(to) subsidiaries	(326,893)	(324,056)		(279,022)
Other assets	0	0		0
Total assets	(644,054)	(624,895)		(573,607)
Current liabilities:
Accounts payable	0	0		0
Accrued and other current liabilities	0	0		0
Current maturities of long-term debt, including capital leases	0	0		0
Income tax payable	(110,917)	(96,453)		(69,531)
Total current liabilities	(110,917)	(96,453)		(69,531)
Long-term debt and capital leases, less current maturities	0	0		0
Deferred income taxes	0	0		0
Due to/(from) subsidiaries	(326,893)	(324,056)		(279,022)
Other deferred liabilities	0	0		0
Total liabilities	(437,810)	(420,509)		(348,553)
Shareholders' equity:
Common stock	0	0		0
Capital in excess of par value	0	0		0
Retained earnings	(206,244)	(204,386)		(225,054)
Accumulated other comprehensive loss	0	0		0
Total shareholders' equity	(206,244)	(204,386)		(225,054)
Total liabilities & shareholders' equity	$ (644,054)	$ (624,895)		$ (573,607)

Supplemental Condensed Consolidating Financial Statements 10K, Statements of Operations (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended									6 Months Ended		12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012	Feb. 28, 2012	Nov. 29, 2011	Aug. 30, 2011	May 31, 2011	Mar. 01, 2011	Nov. 30, 2010	Aug. 31, 2010	Dec. 04, 2012	Nov. 29, 2011	Jun. 05, 2012	Jun. 05, 2012	May 31, 2011	Jun. 01, 2010
Revenue:
Restaurant sales and operating revenue	$ 302,753			$ 306,155						$ 634,018	$ 635,009	$ 1,320,040	$ 1,320,040	$ 1,258,015	$ 1,188,043
Franchise revenue	1,480			1,250						3,136	2,741	5,738	5,738	7,147	6,753
Total revenue	304,233	363,203	324,825	307,405	330,345	352,962	319,063	290,451	302,686	637,154	637,750	1,325,778	1,325,778	1,265,162	1,194,796
Operating costs and expenses:
Cost of merchandise	84,297			91,562						173,822	189,137	380,520	380,520	365,653	344,462
Payroll and related costs	102,788			105,814						212,022	216,675	447,395	447,395	415,200	389,111
Other restaurant operating costs	66,996			64,801						134,152	133,538	266,647	266,647	255,364	240,402
Depreciation	15,120			16,414						30,512	32,700	65,297	65,297	62,878	63,767
Selling, general and administrative	38,958			25,410						82,387	53,797	121,961	121,961	93,114	78,118
Intercompany selling, general, and administrative allocations	0			0						0	0	0		0	0
Closures and impairments	18,251			653						19,375	1,098	18,665	18,665	6,249	3,776
Goodwill impairment		16,919										16,919	16,919
Equity in losses/(earnings) of unconsolidated franchises	0			0						0	0	0		574	328
Interest expense, net	7,181			4,498						13,971	8,895	23,312	23,312	13,508	17,074
Intercompany interest expense/(income)	0			0						0	0	0		0	0
Total operating and costs and expenses	333,020			309,152						665,670	635,840	1,340,716	1,340,716	1,212,540	1,137,038
(Loss)/income before income taxes	(28,787)	(18,080)	1,232	(1,747)	3,657	15,732	15,545	5,268	16,077	(28,516)	1,910	(14,938)	(14,938)	52,622	57,758
(Benefit)/provision for income taxes	(13,719)	(12,264)	(3,304)	254	564	1,816	(455)	703	3,680	(16,047)	818	(14,750)	(14,750)	5,744	12,414
Net (loss)/income	(15,068)	(5,816)	4,536	(2,001)	3,093	13,916	16,000	4,565	12,397	(12,469)	1,092	(188)	(188)	46,878	45,344
Parent [Member]
Revenue:
Restaurant sales and operating revenue	220,193			221,244						462,916	458,688	955,744		986,936	993,839
Franchise revenue	41			37						133	112	216		429	299
Total revenue	220,234			221,281						463,049	458,800	955,960		987,365	994,138
Operating costs and expenses:
Cost of merchandise	61,388			66,090						127,172	136,534	275,555		286,437	287,940
Payroll and related costs	73,437			74,196						151,536	151,972	314,990		319,145	319,746
Other restaurant operating costs	48,027			45,850						96,039	94,176	189,775		202,258	196,938
Depreciation	11,201			12,175						22,665	24,278	48,393		50,283	54,142
Selling, general and administrative	25,381			16,693						54,808	35,529	80,818		58,912	65,663
Intercompany selling, general, and administrative allocations	16,442			16,598						34,484	34,389	71,670		73,709	67,968
Closures and impairments	17,643			659						18,507	1,091	13,213		4,086	3,117
Goodwill impairment												1,440
Equity in losses/(earnings) of unconsolidated franchises	(8,854)			(9,161)						(20,814)	(20,401)	(34,513)		(57,533)	(56,730)
Interest expense, net	5,757			2,430						11,057	4,684	13,295		8,157	13,576
Intercompany interest expense/(income)	3,435			3,251						6,822	6,494	13,096		12,888	12,560
Total operating and costs and expenses	253,286			228,781						501,705	468,746	987,732		958,342	964,920
(Loss)/income before income taxes	(33,052)			(7,500)						(38,656)	(9,946)	(31,772)		29,023	29,218
(Benefit)/provision for income taxes	(17,984)			(5,499)						(26,187)	(11,038)	(31,584)		(17,855)	(16,126)
Net (loss)/income	(15,068)			(2,001)						(12,469)	1,092	(188)		46,878	45,344
Guarantors [Member]
Revenue:
Restaurant sales and operating revenue	82,560			84,911						171,102	176,321	364,296		271,079	194,204
Franchise revenue	1,439			1,213						3,003	2,629	5,522		6,718	6,454
Total revenue	83,999			86,124						174,105	178,950	369,818		277,797	200,658
Operating costs and expenses:
Cost of merchandise	22,909			25,472						46,650	52,603	104,965		79,216	56,522
Payroll and related costs	29,351			31,618						60,486	64,703	132,405		96,055	69,365
Other restaurant operating costs	18,969			18,951						38,113	39,362	76,872		53,106	43,464
Depreciation	3,919			4,239						7,847	8,422	16,904		12,595	9,625
Selling, general and administrative	13,577			8,717						27,579	18,268	41,143		34,202	12,455
Intercompany selling, general, and administrative allocations	(16,442)			(16,598)						(34,484)	(34,389)	(71,670)		(73,709)	(67,968)
Closures and impairments	608			(6)						868	7	5,452		2,163	659
Goodwill impairment												15,479
Equity in losses/(earnings) of unconsolidated franchises	0			0						0	0	0		500	(81)
Interest expense, net	1,424			2,068						2,914	4,211	10,017		5,351	3,498
Intercompany interest expense/(income)	(3,435)			(3,251)						(6,822)	(6,494)	(13,096)		(12,888)	(12,560)
Total operating and costs and expenses	70,880			71,210						143,151	146,693	318,471		196,591	114,979
(Loss)/income before income taxes	13,119			14,914						30,954	32,257	51,347		81,206	85,679
(Benefit)/provision for income taxes	4,265			5,753						10,140	11,856	16,834		23,599	28,540
Net (loss)/income	8,854			9,161						20,814	20,401	34,513		57,607	57,139
Eliminations [Member]
Revenue:
Restaurant sales and operating revenue	0			0						0	0	0		0	0
Franchise revenue	0			0						0	0	0		0	0
Total revenue	0			0						0	0	0		0	0
Operating costs and expenses:
Cost of merchandise	0			0						0	0	0		0	0
Payroll and related costs	0			0						0	0	0		0	0
Other restaurant operating costs	0			0						0	0	0		0	0
Depreciation	0			0						0	0	0		0	0
Selling, general and administrative	0			0						0	0	0		0	0
Intercompany selling, general, and administrative allocations	0			0						0	0	0		0	0
Closures and impairments	0			0						0	0	0		0	0
Goodwill impairment												0
Equity in losses/(earnings) of unconsolidated franchises	8,854			9,161						20,814	20,401	34,513		57,607	57,139
Interest expense, net	0			0						0	0	0		0	0
Intercompany interest expense/(income)	0			0						0	0	0		0	0
Total operating and costs and expenses	8,854			9,161						20,814	20,401	34,513		57,607	57,139
(Loss)/income before income taxes	(8,854)			(9,161)						(20,814)	(20,401)	(34,513)		(57,607)	(57,139)
(Benefit)/provision for income taxes	0			0						0	0	0		0	0
Net (loss)/income	$ (8,854)			$ (9,161)						$ (20,814)	$ (20,401)	$ (34,513)		$ (57,607)	$ (57,139)

Supplemental Condensed Consolidating Financial Statements 10K, Statements of Cash Flows (Details) (USD $) In Thousands, unless otherwise specified	6 Months Ended		12 Months Ended
	Dec. 04, 2012	Nov. 29, 2011	Jun. 05, 2012	Jun. 05, 2012	May 31, 2011	Jun. 01, 2010
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS [Abstract]
Net cash provided by operating activities	$ 609	$ 36,985	$ 112,251	$ 112,251	$ 116,292	$ 140,264
Investing activities:
Purchases of property and equipment	(18,505)	(20,664)	(37,966)	(37,966)	(26,684)	(17,672)
Acquisition of franchise and other entities			(24,084)	(24,084)	(4,257)
Proceeds from sale-leaseback transactions	30,408	0	21,150	21,150
Proceeds from disposal of assets	2,085	1,527	5,994	5,994	6,741	5,479
Other, net	126	(293)	1,151		(292)	2,754
Net cash provided/(used) by investing activities	14,114	(17,882)	(33,755)	(33,755)	(24,492)	(9,439)
Financing activities:
Proceeds from issuance of senior unsecured notes			246,340	246,340
Net payments on revolving credit facility	0	5,000	(177,000)	(177,000)	(67,900)	(115,300)
Principal payments on long-term debt	(17,485)	(6,645)	(85,557)	(85,557)	(23,437)	(88,841)
Stock repurchases	(20,012)	(18,441)	(18,441)	(18,441)
Payments for debt issuance costs			(5,767)	(5,767)	(2,812)
Proceeds from exercise of stock options	173	123	355	355	1,903
Excess tax benefits from share-based compensation	11	24	36	36	599
Proceeds from issuance of stock, net of fees						73,125
Intercompany transactions	0	0	0		0	0
Net cash provided/(used) by financing activities	(37,313)	(19,939)	(40,034)	(40,034)	(91,647)	(131,016)
(Decrease)/increase in cash and cash equivalents	(22,590)	(836)	38,462	38,462	153	(191)
Cash and cash equivalents:
Beginning of year	48,184	9,722		9,722	9,569	9,760
End of year	25,594	8,886	48,184	48,184	9,722	9,569
Parent [Member]
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS [Abstract]
Net cash provided by operating activities	(15,104)	17,789	48,516		30,523	120,332
Investing activities:
Purchases of property and equipment	(14,936)	(14,404)	(28,253)		(16,592)	(13,988)
Acquisition of franchise and other entities			(24,084)		(1,999)
Proceeds from sale-leaseback transactions	30,408		21,150
Proceeds from disposal of assets	885	1,367	5,834		6,646	4,676
Other, net	126	(293)	1,151		(292)	2,754
Net cash provided/(used) by investing activities	16,483	(11,782)	(24,202)		(12,237)	(6,558)
Financing activities:
Proceeds from issuance of senior unsecured notes			246,340
Net payments on revolving credit facility		5,000	(177,000)		(26,800)	(115,300)
Principal payments on long-term debt	(10,981)	(13)	(44,437)		(4,001)	(84,350)
Stock repurchases	(20,012)	(18,441)	(18,441)
Payments for debt issuance costs			(5,767)		(2,812)
Proceeds from exercise of stock options	173	123	355		1,903
Excess tax benefits from share-based compensation	11	24	36		599
Proceeds from issuance of stock, net of fees						73,125
Intercompany transactions	6,823	6,495	13,096		12,888	12,560
Net cash provided/(used) by financing activities	(23,986)	(6,812)	14,182		(18,223)	(113,965)
(Decrease)/increase in cash and cash equivalents	(22,607)	(805)	38,496		63	(191)
Cash and cash equivalents:
Beginning of year	47,986	9,490		9,490	9,427	9,618
End of year	25,379	8,685	47,986	47,986	9,490	9,427
Guarantors [Member]
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS [Abstract]
Net cash provided by operating activities	27,846	40,250	105,820		123,534	52,178
Investing activities:
Purchases of property and equipment	(3,569)	(6,260)	(9,713)		(10,092)	(3,684)
Acquisition of franchise and other entities			0		(2,258)
Proceeds from sale-leaseback transactions	0		0
Proceeds from disposal of assets	1,200	160	160		95	803
Other, net	0	0	0		0	0
Net cash provided/(used) by investing activities	(2,369)	(6,100)	(9,553)		(12,255)	(2,881)
Financing activities:
Proceeds from issuance of senior unsecured notes			0
Net payments on revolving credit facility		0	0		(41,100)	0
Principal payments on long-term debt	(6,504)	(6,632)	(41,120)		(19,436)	(4,491)
Stock repurchases	0	0	0
Payments for debt issuance costs			0
Proceeds from exercise of stock options		0	0
Excess tax benefits from share-based compensation		0	0
Proceeds from issuance of stock, net of fees						0
Intercompany transactions	(18,956)	(27,549)	(55,181)		(50,653)	(44,806)
Net cash provided/(used) by financing activities	(25,460)	(34,181)	(96,301)		(111,189)	(49,297)
(Decrease)/increase in cash and cash equivalents	17	(31)	(34)		90	0
Cash and cash equivalents:
Beginning of year	198	232		232	142	142
End of year	215	201	198	198	232	142
Eliminations [Member]
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS [Abstract]
Net cash provided by operating activities	(12,133)	(21,054)	(42,085)		(37,765)	(32,246)
Investing activities:
Purchases of property and equipment	0	0	0		0	0
Acquisition of franchise and other entities			0		0
Proceeds from sale-leaseback transactions	0		0
Proceeds from disposal of assets	0	0	0		0	0
Other, net	0	0	0		0	0
Net cash provided/(used) by investing activities	0	0	0		0	0
Financing activities:
Proceeds from issuance of senior unsecured notes			0
Net payments on revolving credit facility		0	0		0	0
Principal payments on long-term debt	0	0	0		0	0
Stock repurchases	0	0	0
Payments for debt issuance costs			0
Proceeds from exercise of stock options		0	0
Excess tax benefits from share-based compensation		0	0
Proceeds from issuance of stock, net of fees						0
Intercompany transactions	12,133	21,054	42,085		37,765	32,246
Net cash provided/(used) by financing activities	12,133	21,054	42,085		37,765	32,246
(Decrease)/increase in cash and cash equivalents	0	0	0		0	0
Cash and cash equivalents:
Beginning of year	0	0		0	0	0
End of year	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0